UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-05555

    SANFORD C. BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2009

Date of reporting period: March 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

2

SANFORD C. BERNSTEIN FUND, INC.

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Intermediate Duration Portfolio

Short Duration Plus Portfolio

U.S. Government Short Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration New York Municipal Portfolio

Short Duration Diversified Municipal Portfolio

California Municipal Portfolio

New York Municipal Portfolio

Diversified Municipal Portfolio

SEMI-ANNUAL REPORT

MARCH 31, 2009

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the Fund’s prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Prospectuses, SAIs, and Shareholder Reports” at the bottom of any screen or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.bernstein.com and click on “Updated Mutual Fund Performance & Holdings” at the bottom of any screen.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.alliancebernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentaries

To Our Shareholders—May 21, 2009

This report provides management’s discussion of fund performance for the 12 portfolios of the Sanford C. Bernstein Fund, Inc. for the semi-annual reporting period ended March 31, 2009.

Bernstein Tax-Managed International Portfolio

Investment Objective and Strategy

Bernstein Tax-Managed International Portfolio (the “Portfolio”) seeks to provide long-term capital growth through investments in equity securities of established foreign companies comprising the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, plus Canada. The Portfolio seeks to minimize the impact of taxes on shareholders’ returns. The Portfolio diversifies its investments among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Portfolio will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also diversifies its investments between growth and value equity investment styles. AllianceBernstein L.P. (the “Adviser”) selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Normally, approximately 50% of the value of the Portfolio will consist of international value stocks and 50% will consist of international growth stocks. The Adviser will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline may vary within a narrow range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs. The Portfolio seeks to maximize after-tax total returns by considering the tax impact that buy and sell investment decisions will have on its shareholders.

Bernstein International Portfolio

Investment Objective and Strategy

Bernstein International Portfolio (the “Portfolio”) seeks to provide long-term capital growth through investments in equity securities of established foreign companies comprising the MSCI EAFE Index, plus Canada. The Portfolio is managed without regard to potential tax consequences to the shareholder. The Portfolio diversifies its investments among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Portfolio will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also diversifies its investments between growth and value equity investment styles. The Adviser selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Normally, approximately 50% of the value of the Portfolio will consist of international value stocks and 50% will consist of international growth stocks. The Adviser will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline may vary within a narrow range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs.

In September 2003, the investment style of both the Tax-Managed International Portfolio and the International Portfolio (the “International Portfolios”) changed from all value to a blend of growth and value. The International Portfolios will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Effective October 1, 2008, the Adviser expanded its approach to managing currencies in the International Portfolios. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into foreign currency transactions for investment purposes when it anticipates that a foreign currency will appreciate or depreciate in value. The International Portfolios may also make investments in less developed or emerging markets.

Investment Results

The chart on page 13 shows performance for the International Portfolios compared with their benchmark, the MSCI EAFE Index (cap-weighted, unhedged), for the six- and 12-month periods ended March 31, 2009.

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2009 Semi-Annual Report	1

Portfolio Manager Commentaries (continued)

The International Portfolios underperformed the benchmark for the six- and 12-month periods ended March 31, 2009. During both periods, weakness from both the growth and value components of the International Portfolios detracted from relative returns. The largest detractor from performance during both periods was stock selection in financials, where stocks declined precipitously in the wake of the worsening global credit crisis. An underweight to the financial sector partially offset the unfavorable stock selection. Falling economic growth and weakening demand weighed on materials and consumer discretionary stocks, which also detracted from relative returns during both periods. An overweight to energy during both periods contributed positively to performance.

Market Review and Investment Strategy

The international equity markets, as measured by the MSCI EAFE Index, collapsed during the 12-month period ended March 31, 2009. The index experienced one of its worst-ever losses amid a widespread flight from risk as investors feared the worsening credit crisis would lead to a severe worldwide economic recession. All industry sectors experienced losses, with financials and cyclicals leading the retreat. Sectors seen as least vulnerable to an economic downturn, such as health care and telecommunications, did relatively better.

By design, the blended International Portfolios are structured to capture the research-driven stock selections of both the growth and value teams while mitigating the broad risks, such as industry sector deviations from the market. As non-US equity markets declined and investors’ risk aversion increased, market volatility rose significantly and most stocks declined, hurting the relative performance of the International Portfolios. However, the pervasive fear in the market has created unusually attractive opportunities for both actively-managed growth and value strategies.

With market conditions still extremely challenging and the timing of the economic recovery impossible to predict, the growth component of the International Portfolios’ Blend Strategies Team (the “Team”) continues to balance the International Portfolios among stable growth companies with reliable revenue sources, solid earnings histories and attractive defensive characteristics and early growth cyclicals it deems likely to benefit from the first signs of a rebound. The value component of the Team pursues attractive opportunities across a wide range of industries while reducing its exposure to companies likely to suffer from persistent economic weakness and/or refinancing risks. The value side continues to emphasize companies with strong balance sheets and market positions, and visible cash flows.

Bernstein Emerging Markets Portfolio

Investment Objective and Strategy

Bernstein Emerging Markets Portfolio (the “Portfolio”) seeks to provide long-term capital growth through investments in equity securities of companies in emerging-market countries. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities of companies in emerging markets. For purposes of this policy, net assets include any borrowings for investment purposes. Normally, approximately 50% of the value of the Portfolio will consist of emerging markets value stocks and 50% will consist of emerging markets growth stocks. The Portfolio will be rebalanced as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a narrow range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs. The Emerging Markets Portfolio was formerly known as the Emerging Markets Value Portfolio. Prior to May 2, 2005, 100% of the value of the Portfolio consisted of emerging markets value stocks.

The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, real estate investment trusts (“REITs”), warrants and convertible securities of foreign issuers, including sponsored or unsponsored ADRs and GDRs. Under most conditions, the Portfolio intends to have its assets diversified among emerging-market countries, although this Portfolio may also invest in more developed country markets. In allocating the Portfolio’s assets among emerging-market countries, factors will be considered such as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Portfolio may also make investments in developed foreign securities that comprise the MSCI EAFE Index.

Investment Results

The chart on page 13 shows performance for the Portfolio compared with the benchmark, the MSCI Emerging Markets (EM) Index, for the six- and 12-month periods ended March 31, 2009.

(Portfolio Manager Commentaries continued on next page)

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Portfolio Manager Commentaries (continued)

The Portfolio underperformed the benchmark for the six- and 12-month periods ended March 31, 2009. Although both growth and value components underperformed, underperformance was more modest in the growth segment for both six- and 12-month periods. Security selection detracted, but was partly offset by a positive sector selection driven by the growth component.

For the six-month period, the Portfolio’s main contributors to performance on a sector level were health care and information technology, which were overweighted within the growth and value segments, respectively. The main detractor was an overweight in materials within the value component. The largest contributor with respect to country selection was an overweight in Israel, driven mainly by growth. The biggest detractor from performance were holdings in Russia, driven mainly by value.

For the 12-month period, the main contributors on a sector level were an overweight in health care and an underweight in industrials, within growth and value, respectively. The main detractor from performance was an overweight in materials stemming from the value component. As within the six-month period, but more evenly spread between growth and value, the largest contributor to the Portfolio with respect to country selection was an overweight in Israel; the biggest detractor was an overweight in Russia.

Market Review and Investment Strategy

The reporting period ended March 31, 2009, was highly volatile and can mainly be characterized by a flight to quality resulting from economic and political uncertainty and severe deleveraging. As a result the MSCI EM Index fell significantly, mostly in October 2008. While the global economic downturn is not over, a degree of normality began to return to emerging markets in March. Investors began to turn their focus back to company fundamentals, resulting in the benchmark posting its first positive quarterly return since the fourth quarter of 2007. The best performing region was Latin America, which also included the overall two strongest countries, Chile and Brazil. The only declining region was Europe, the Middle East and Africa (EMEA), where the only positive performers, Russia and Israel, could not offset the biggest decliners in emerging markets—Poland, Hungary and the Czech Republic—which all fell substantially on fears over their funding ability.

Global and emerging equity markets remain highly volatile, but recovered somewhat in March as investors took heart from renewed US government efforts to stabilize the banking system and continued monetary and fiscal support efforts in a number of countries, including China. Emerging markets currently offer stronger economic fundamentals than developed markets such as growing consumer and business sectors, strong current accounts, lower leverage and higher savings rates. The Blend Strategies Team continues to find attractive opportunities across sectors and countries.

Bernstein Intermediate Duration Portfolio

Investment Objective and Strategy

Bernstein Intermediate Duration Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate to high rate of income that is subject to taxes. The Portfolio will seek to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-US dollar-denominated foreign securities, and may invest without limit in fixed-income, US dollar-denominated foreign securities, in each case in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies. The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions.

Investment Results

The chart on page 13 shows performance for the Portfolio compared with the benchmark, the Barclays Capital Aggregate Bond Index, for the six- and 12-month periods ended March 31, 2009.

The Portfolio underperformed the benchmark for the six- and 12-month periods ended March 31, 2009, with the following positions detracting from performance: an underweight in Treasuries and Agencies, exposure to subprime related asset-backed securities (ABS) and Alt-A mortgage securities (home loans made with less than full documentation), overweights in investment-grade corporates and commercial mortgage-backed securities (CMBS) and positions in high-yield and emerging

(Portfolio Manager Commentaries continued on next page)

2009 Semi-Annual Report	3

Portfolio Manager Commentaries (continued)

markets. The Fund’s exposure to subprime-related ABS and Alt-A mortgage securities detracted from performance despite their AAA and AA ratings. Leverage did not have any meaningful impact on performance.

Market Review and Investment Strategy

The spreading financial crisis and its impact on the global economy drove fixed-income yield spreads sharply wider during the reporting period ended March 31, 2009. Investor risk aversion significantly increased as economic data pointed to a continued deteriorating economy. During the reporting period the US Federal Reserve (the “Fed”) responded to the crisis with multiple interest rate cuts, which aimed to restore confidence in the financial markets and put the economy on firmer footing. The Fed funds rate was reduced, leaving the rate between 0.0% and 0.25% at the end of the reporting period.

There was heightened demand for US Treasuries during the reporting period as investors sought less risky assets in light of extreme market volatility caused by the credit crisis. For the six-month period US Treasury holdings outperformed spread sectors on both an absolute and duration-adjusted basis. Two-year yields lost 116 basis points to yield 0.80% while the ten-year yield lost 116 basis points to end the period at 2.67%. Longer-maturity US Treasuries (15+ year) at 10.99% outperformed both shorter-term US Treasuries (1-3 Year) at 1.13% and Intermediate-term US Treasuries (5-10 Year) at 7.63% during the reporting period, according to Merrill Lynch.

During the reporting period the Portfolio’s US Investment Grade: Core Fixed Income Team (the “Team”) continued to underweight Treasuries and Agencies in favor of overweight allocations to the corporate sector and in AAA- rated super-senior CMBS. In the Team’s view, these sectors represent an outstanding opportunity for investors to benefit from attractive excess returns over government bonds. Current valuations in investment-grade corporates are at the widest levels since the Depression, and imply a default rate nearly four times investment grade defaults experienced during that period. While the breadth and depth of the global slowdown is unknown, and the recovery for both the credit markets and the economy will take time, worst-case scenarios, coupled with significant liquidity premiums, are priced into today’s valuations. As risk aversion begins to abate and valuations align with fundamentals, the Team believes investment-grade corporates and CMBS may perform well.

Bernstein Short Duration Plus Portfolio

Investment Objective and Strategy

Bernstein Short Duration Plus Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of income that is subject to taxes. The Portfolio will invest at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US Government and agency securities, ABS, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment grade. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

Investment Results

The chart on page 13 shows performance for the Portfolio compared to the benchmark, the Merrill Lynch 1-3 Year Treasury Index, for the six- and 12-month periods ended March 31, 2009.

The Portfolio underperformed the benchmark for the six- and 12-month periods as Treasury yields fell and spreads widened across all fixed-income markets, resulting from a broad liquidity crisis stemming from the credit crunch. Detracting from the Portfolio’s relative performance for both periods was an underweight in US government debt and exposure to agency MBS, agency debt, CMBS, subprime-related ABS and Alt-A mortgage securities, which all underperformed Treasuries. Leverage did not have any meaningful impact on performance.

Market Review and Investment Strategy

The spreading financial crisis and its impact on the global economy drove fixed-income yield spreads sharply wider during the reporting period. Investor risk aversion significantly increased as economic data pointed to a continued deteriorating economy. During the reporting period the Fed responded to the crisis with multiple interest rate cuts, which aimed to restore confidence in the financial markets and put the economy on firmer footing. The Fed funds rate was reduced, leaving the rate between 0.0% and 0.25% at the end of the reporting period.

(Portfolio Manager Commentaries continued on next page)

4	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentaries (continued)

There was heightened demand for US Treasuries during the reporting period as investors sought less-risky assets in light of the sub-prime market volatility. For the 6-month reporting period US Treasury holdings outperformed spread sectors on both an absolute and duration adjusted basis. During the semi-annual reporting period, the yield on the two-year Treasuries declined 116 basis points to yield 0.80% while the ten-year yield also lost 116 basis points to end the period at 2.67%. Longer maturity US Treasuries (15+ year) at 10.99% outperformed both shorter (1-3 Year, + 1.13%) and Intermediate-term US Treasuries (5-10 Year) at 7.63% during the six-month period, according to Merrill Lynch.

For the reporting period the Portfolio’s US Investment Grade: Liquid Markets/Structured Products Investment Team (the “Team”) significantly increased its weighting in MBS while also adding exposure to agency debentures. The Team also reduced the Portfolio’s positions in subprime ABS and non-agency mortgages.

Bernstein US Government Short Duration Portfolio

Investment Objective and Strategy

Bernstein US Government Short Duration Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of income that is generally exempt from state and local taxes. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in US Government and agency securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio may also invest in high-quality money-market securities, which are securities that have remaining maturities of one year or less and are rated AA or better by Standard & Poor’s Corporation (“Standard & Poor’s”) or Fitch Ratings, Inc. (“Fitch”) or Aa or better by Moody’s Investors Services, Inc. (“Moody’s”) (or, if unrated, determined by the Adviser to be of comparable quality). Additionally, up to 10% of the Portfolio’s total assets may be invested in other securities rated A or better by national rating agencies and comparably rated commercial paper and notes.

Many types of securities may be purchased by the Portfolio, including bills, notes, corporate bonds, inflation-protected securities, MBS and ABS, as well as others. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The income earned by the Portfolio is generally exempt from state and local taxes; however, states have different requirements for tax-exempt distributions and there is no assurance that your distributions from the Portfolio’s income will not be subject to the state and local taxes of your state. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

Investment Results

The chart on page 13 shows performance for the US Government Short Duration Portfolio (the “Portfolio”) compared with the benchmark, the Merrill Lynch 1-3 Year Treasury Index, for the six- and 12-month periods ended March 31, 2009.

The Portfolio underperformed the benchmark for both the six- and 12-month periods as Treasury yields fell and spreads widened across all fixed-income markets, due to a broad liquidity crisis stemming from the credit crunch. Detracting from relative performance for both periods was an underweight in US government debt and exposure to agency and non-agency MBS, CMBS, consumer ABS and agency debentures, which all underperformed. Leverage did not have any meaningful impact on performance.

Market Review and Investment Strategy

The spreading financial crisis and its impact on the global economy drove fixed-income yield spreads sharply wider during the reporting period ended March 31, 2009. Investor risk aversion significantly increased as economic data pointed to a continued deteriorating economy. During the reporting period the Fed responded to the crisis with multiple interest rate cuts, which aimed to restore confidence in the financial markets and put the economy on firmer footing. The Fed funds rate was reduced, leaving the rate between 0.0% and 0.25% at the end of the reporting period.

There was heightened demand for US Treasuries during the six-month period ended March 31, 2009, as investors sought less risky assets in light of the subprime market volatility. For the reporting period US Treasury holdings outperformed spread sectors on both an absolute and duration-adjusted basis. During the period, the yield on two-year Treasuries declined 116 basis points to yield 0.80% while the ten-year yield also lost 116 basis points to end the period at 2.67%. Longer maturity US Treasuries (15+ year), at 10.99% outperformed both shorter-term US Treasuries (1-3 Year) at 1.13% and Intermediate-term US Treasuries (5-10 Year) at 7.63%, according to Merrill Lynch.

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2009 Semi-Annual Report	5

Portfolio Manager Commentaries (continued)

For the reporting period the Portfolio’s US Investment Grade: Liquid Markets Structured Products Investment Team (the “Team”) significantly increased the Portfolio’s weighting in MBS while also adding exposure to agency debentures. The Team also reduced the positions in subprime ABS and non-agency mortgages.

Bernstein Short Duration California Municipal Portfolio

Investment Objective and Strategy

Bernstein Short Duration California Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of return after taking account of federal and state taxes for California residents. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities issued by the state of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of these policies, net assets include any borrowings for investment purposes. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for California investors.

Bernstein Short Duration New York Municipal Portfolio

Investment Objective and Strategy

Bernstein Short Duration New York Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of return after taking account of federal, state and local taxes for New York residents. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities issued by the state of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of these policies, net assets include any borrowings for investment purposes. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for New York investors.

Bernstein Short Duration Diversified Municipal Portfolio

Investment Objective and Strategy

Bernstein Short Duration Diversified Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of return after taking account of federal taxes. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for Portfolio investors.

Each of the Bernstein Short Duration California Municipal, Bernstein Short Duration New York Municipal and Bernstein Short Duration Diversified Municipal Portfolios (the “Short Duration Municipal Portfolios”) invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Short Duration Municipal Portfolios may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rated agencies, which are not investment-grade. Each of the Short Duration Municipal Portfolios may use derivatives, such as options, futures, forwards and swaps. Each of the Short Duration Municipal Portfolios seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions.

Investment Results

The chart on page 13 shows performance for the Short Duration Municipal Portfolios compared to their benchmark, the Barclays Capital 1-Year Municipal Index, and their peer group, as represented by the Lipper Short-Term Municipal Debt Fund Average, for the six- and 12-month periods ended March 31, 2009.

The Short Duration Municipal Portfolios all had positive absolute returns for the six- and 12-month periods ended March 31, 2009. However, they lagged the benchmark as their holdings were not as highly concentrated in bonds maturing in 12 to 24 months. All three Portfolios benefited from a strategy of holding high credit quality, short-term bonds. The Short Duration Municipal Portfolios performed well relative to their peers for the 12-month period due to this positioning.

Market Review and Investment Strategy

The 12-month period ended March 31, 2009, marked one of the most difficult times within the municipal market. The prices of lower-credit-quality and long-term bonds fell sharply while short-term, high quality securities rallied. Investors’ flight to

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6	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentaries (continued)

short-term, high-quality assets was prompted by a sharply contracting economy and fears of an impending depression. In response, the credit markets virtually shut down following the collapse of Lehman Brothers last in September 2008. With consumers and many businesses reluctant to borrow, banks reluctant to lend and almost no activity in securitization markets, the flow of credit slowed to a trickle, further impeding economic activity. Economic growth plummeted in the fourth quarter, and continued to decline in early 2009.

The current crisis is as severe as any in modern history and it has elicited an unparalleled policy response in both developed and developing economies. In the US, a large fiscal stimulus package was passed that included $177 billion in aid to state and local governments. With respect to monetary policy, the Fed aggressively cut interest rates to a record-low target of 0%–0.25% at the close of the reporting period. The Fed also said it would buy large amounts of Treasuries and Agency and mortgage debt in order to reduce lending rates. Perhaps in response to these actions and better investor sentiment, there was some improvement in the credit markets during the first quarter of 2009, particularly the municipal bond market, as evidenced by the fact that longer-term and lower-credit-quality bonds prices rose.

There is no doubt that municipalities face severe fiscal difficulties. In the fourth quarter of 2008, overall state tax revenues fell 3.6% from a year earlier; corporate tax and sales tax revenues dropped particularly sharply. Most states have been forced to use up their reserves, raise tax rates or impose new taxes, and cut spending. These measures would have been far more painful without the massive economic stimulus funds promised by the federal government. Although the federal money is very helpful, it will last only nine quarters. States that rely on temporary measures to plug their budget gaps and waste the opportunity to restructure may find themselves in even more serious financial trouble when the federal aid dries up. The Municipal Bond Investment Team (the “Team”) will carefully monitor the actions of such states over the next year or so and adjust the Short Duration Municipal Portfolios’ holdings accordingly. At the same time, the Team sees many of these continuing dislocations as opportunities to add value to the Short Duration Municipal Portfolios today.

Each of the Short Duration Municipal Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

Bernstein California Municipal Portfolio

Investment Objective and Strategy

Bernstein California Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and maximize total return after taking account of federal and state taxes for California residents. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities issued by the state of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of these policies, net assets include any borrowings for investment purposes. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for California investors.

Bernstein New York Municipal Portfolio

Investment Objective and Strategy

Bernstein New York Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and maximize total return after taking account of federal, state and local taxes for New York residents. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities issued by the state of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of these policies, net assets include any borrowings for investment purposes. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for New York investors.

Bernstein Diversified Municipal Portfolio

Investment Objective and Strategy

Bernstein Diversified Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and maximize total return

(Portfolio Manager Commentaries continued on next page)

2009 Semi-Annual Report	7

Portfolio Manager Commentaries (continued)

after taking account of federal taxes. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for Portfolio investors.

Each of the Bernstein California Municipal, Bernstein New York Municipal and Bernstein Diversified Municipal Portfolios (the “Municipal Portfolios”) invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each Municipal Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade. Each of the Municipal Portfolios may use derivatives, such as options, futures, forwards and swaps. Each of the Municipal Portfolios seeks to maintain an effective duration of three and one-half to seven years under normal market conditions.

Investment Results

The chart on page 13 shows performance for the Municipal Portfolios compared with the benchmark, the Barclays Capital 5-Year General Obligation (GO) Municipal Index, and their peer group average, as represented by the Lipper Short & Intermediate Term Blended Municipal Debt Fund Average, for the six- and 12-month periods ended March 31, 2009.

The Municipal Portfolios all had positive absolute returns for the six- and 12-month periods ended March 31, 2009. However, they lagged the benchmark because their holdings were not as highly concentrated in intermediate-term bonds as those of the benchmark. All three Municipal Portfolios benefited from a strategy of holding high credit quality, intermediate-term bonds.

Market Review and Investment Strategy

The 12-month period ended March 31, 2009, marked one of the most difficult times within the municipal market. The prices of lower-credit-quality and long-term bonds fell sharply while short-term, high quality securities rallied. Investors’ flight to short-term, high quality assets was prompted by a sharply contracting economy and fears of an impending depression. In response, the credit markets virtually shutdown following the collapse of Lehman Brothers in September 2008. With consumers and many businesses reluctant to borrow, banks reluctant to lend and almost no activity in securitization markets, the flow of credit slowed to a trickle, further impeding economic activity. Economic growth plummeted in the fourth quarter, and continued to decline in early 2009.

The current crisis is as severe as any in modern history and it has elicited an unparalleled policy response in both developed and developing economies. In the US, a large fiscal stimulus package was passed that included $177 billion in aid to state and local governments. With respect to monetary policy, the Fed aggressively cut interest rates to a record-low target of 0%–0.25% from 4.25% through the reporting period. The Fed also said it would buy large amounts of Treasuries and agency and mortgage debt in order to reduce lending rates. Perhaps in response to these actions and better investor sentiment, there was some improvement in the credit markets during the first quarter of 2009, particularly the municipal bond market, as evidenced by the fact that longer-term and lower-credit-quality bonds prices rose.

There is no doubt that municipalities face severe fiscal difficulties. In the fourth quarter of 2008, overall state tax revenues fell 3.6% from a year earlier; corporate tax and sales tax revenues dropped particularly sharply. Most states have been forced to use up their reserves, raise tax rates or impose new taxes, and cut spending. These measures would have been far more painful without the massive economic stimulus funds promised by the federal government. Although the federal money is very helpful, it will last only nine quarters. States that rely on temporary measures to plug their budget gaps and waste the opportunity to restructure may find themselves in even more serious financial trouble when the federal aid dries up. The Municipal Bond Investment Team (the “Team”) will carefully monitor the actions of such states over the next year or so and adjust our portfolio holdings accordingly. At the same time, the Team sees many of these continuing dislocations as opportunities to add value to the portfolios today.

The Municipal Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The

(Portfolio Manager Commentaries continued on next page)

8	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentaries (continued)

market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

2009 Semi-Annual Report	9

Historical Performance

An Important Note About the Value of Historical Performance

The performance shown on page 13 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.bernstein.com and clicking on “Updated Mutual Fund Performance & Holdings” at the bottom of any screen.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives, policies, charges, expenses and risks. For a copy of the Fund’s prospectus, which contains this and other information, visit our website at www.bernstein.com and click on “Prospectuses, SAIs and Shareholder Reports” at the bottom of any screen. You should read the prospectus carefully before investing. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Certain Bernstein Emerging Markets Portfolio performance data presented herein do not reflect the deduction of purchase and redemption fees, which, if reflected, would reduce the level of performance quoted. All fees and expenses related to the operation of the Portfolios have been deducted, except as noted for Bernstein Emerging Markets Portfolio. Bernstein Tax-Managed International Portfolio, Bernstein International Portfolio and Bernstein Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes. On April 30, 1999, the Bernstein International Value Portfolio (IVP) was split into two portfolios: Bernstein International Value II (now known as International) for tax-exempt investors such as 401(k) and other retirement plans; and Bernstein Tax-Managed International Value (now known as Tax-Managed International) for taxable investors. Both Portfolios have the same overall investment style except that the latter includes tax management. International is an extension of the original IVP in that it is managed without regard to tax considerations. The returns shown on page 13 reflect the performance of the Bernstein Tax-Managed International Portfolio and the Bernstein International Portfolio using an all-value investment style through August 2003. In September 2003, the investment style of each of the Bernstein International Portfolios changed from all value to a blend of growth and value. In May 2005, the investment style of the Bernstein Emerging Markets Portfolio changed from all value to a blend of growth and value.

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. The MSCI Emerging Markets (EM) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI EAFE Index and MSCI EM Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The Barclays Capital Aggregate Bond Index represents the US investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, ABS and CMBS. The Merrill Lynch 1–3 Year Treasury Index is composed of US Treasury obligations with remaining maturities of 1–2.99 years. The Barclays Capital 5-Year General Obligation (GO) Municipal Index is a total-return performance benchmark for the intermediate-term, investment-grade tax-exempt bond market. The Barclays Capital 1-Year Municipal Index is a total-return performance benchmark for the short-term municipal bond market with maturities of up to 1.99 years. Lipper Averages are the equal-weighted average returns of the funds in the relevant Lipper Inc. categories; the average fund in a category may differ in composition from the portfolios. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Bernstein Tax-Managed International and International Portfolios: Substantially all of the Portfolios’ assets will be invested in foreign securities. Foreign markets can be more volatile than the US market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolios will invest in foreign

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10	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

currency-denominated securities, fluctuations in the value of the Portfolios’ investments may be magnified by changes in foreign exchange rates. Because the Portfolios allocate their investments between “growth” and “value” stocks, an investment in the Portfolios is subject to the risk that this allocation will result in lower returns when one style is outperforming another than if the Portfolios had invested entirely in the outperforming style. In addition, the transaction costs associated with the systematic rebalancing of the Portfolios may be significant over time. The Tax-Managed International Portfolio may employ strategies that take into account the tax impact of buy and sell decisions on the Portfolio’s shareholders. While the Portfolio seeks to maximize after-tax returns, there can be no assurance that the strategies will be effective, and the use of these may affect the gross returns of the Portfolio. The Lipper International Large-Cap Core Average contains funds that invest at least 75% of their equity assets in companies strictly outside of the US with market capitalizations (on a three-year weighted basis) above Lipper’s US Diversified Equity large-cap floor.

Bernstein Emerging Markets Portfolio: This Portfolio invests a significant amount of its assets in foreign securities which involves risks not associated with US investments, including currency fluctuations, accounting differences and political instability and economic changes. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Because the Portfolio allocates between “growth” and “value” stocks, an investment in the Portfolio is subject to the risk that this allocation will result in lower returns when one style is outperforming another than if the Portfolio had invested entirely in the outperforming style. In addition, the transaction costs associated with the systematic rebalancing of the Portfolio may be significant over time. The Lipper Emerging Markets Index contains funds that seek either current income or total return by investing at least 65% of total assets in emerging market securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. This index represents the performance for funds that have generally similar investment objectives to their respective Bernstein portfolios, although some may have different investment policies and sales and management fees.

Bernstein Intermediate Duration, Bernstein Short Duration Plus, Bernstein US Government Short Duration, Bernstein Short Duration Diversified Municipal, Bernstein Diversified Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration New York Municipal, Bernstein California Municipal and Bernstein New York Municipal Portfolios: The Portfolios invest principally in bonds and other fixed-income securities. Price fluctuation may be caused by changes in the general level of interest rates or changes in bond credit-quality ratings. Increases in interest rates may cause the value of the Portfolios’ investments to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolios are not guaranteed. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. High-yield bonds involve a greater risk of default and price volatility than other bonds. Investing in non-investment-grade securities presents special risks, including credit risk. The Lipper Short-Term Investment Grade Debt Average contains funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. The Lipper Short-Term US Government Debt Fund Average contains funds that invest primarily in securities issued or guaranteed by the US government, its agencies, or its instrumentalities, with dollar-weighted maturities of less than three years. The Lipper Intermediate Term Debt Fund Average contains funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. The Lipper Short-Term Municipal Debt Fund Average contains funds that invest in municipal debt issues with dollar-weighted average maturities less than three years. The Lipper Short & Intermediate Term Blended Municipal Debt Fund Average is an equal weighted average of the Lipper Intermediate Municipal Debt Fund Average (which includes funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years), the Lipper Short-Intermediate Municipal Debt Fund Average (which includes funds that invest in municipal debt issues with dollar-weighted average maturities of one to five years) and the Lipper Short-Term Municipal Debt Fund Average.

Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios: Both of these Portfolios can invest in foreign securities. Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the

(Historical Performance continued on next page)

2009 Semi-Annual Report	11

Historical Performance (continued from previous page)

possibility that changes in value of a foreign currency will reduce the US dollar value of securities denominated in that currency. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability.

Bernstein Intermediate Duration, Bernstein Short Duration Plus, Bernstein Short Duration Diversified Municipal and Bernstein Diversified Municipal Portfolios: Bernstein Intermediate Duration Portfolio can invest up to 25% of its assets in below-investment-grade bonds, whereas the other three Portfolios can invest up to 20% of their assets in below-investment-grade bonds (“junk bonds”), which are subject to greater risk of loss of principal and interest, as well as the possibility of greater market risk, than higher-rated bonds.

Bernstein Short Duration California Municipal, Bernstein Short Duration New York Municipal, Bernstein California Municipal and Bernstein New York Municipal Portfolios: These Portfolios can invest up to 20% of their assets in below investment-grade bonds (“junk bonds”), which are subject to greater risk of loss of principal and interest, as well as the possibility of greater market risk, than higher-rated bonds. The Portfolios are “non-diversified” and therefore may hold more concentrated positions and be subject to certain additional risks than a “diversified” portfolio.

All Bernstein Portfolios: In order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. Each Portfolio’s risks are fully discussed in its prospectus.

(Historical Performance continued on next page)

12	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS			INCEPTION DATE
THROUGH MARCH 31, 2009	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION
Tax-Managed International	-35.15%	-52.21%	-5.47%	-0.30%	4.38%	6/22/1992
Return after taxes on distributions*	-35.19	-52.24	-6.30	-1.07	3.20
Return after taxes on distributions and sale of shares*	-21.93	-33.27	-3.52	0.23	3.75
International	-35.55	-52.31	-5.23	N/A	-0.68	4/30/1999
MSCI EAFE Index	-31.11	-46.51	-2.18	-0.84
Lipper International Large-Cap Core Average	-31.70	-46.81	-3.15	-1.58

Emerging Markets
Before deduction of purchase and redemption fees	-30.89	-50.90	5.53	10.45	5.30	12/15/1995
After deduction of purchase and redemption fees**	-32.27	-51.87	4.90	10.12	5.06
MSCI Emerging Markets Index	-26.91	-47.07	5.91	7.88
Lipper Emerging Markets Index	-32.09	-50.25	3.94	7.52

Intermediate Duration	0.29	-3.93	2.11	4.09	6.23	1/17/1989
Barclays Capital Aggregate Bond Index	4.70	3.13	4.13	5.70
Lipper Intermediate Investment Grade Debt Fund Average	-0.47	-5.40	1.27	3.70

Short Duration Plus	0.69	-0.95	1.33	3.28	5.03	12/12/1988
U.S. Government Short Duration	2.23	1.78	2.83	3.93	5.18	1/3/1989
Merrill Lynch 1-3 Year Treasury Index	2.78	3.61	3.87	4.66
Lipper Short-Term Investment Grade Debt Fund Average	-2.34	-5.38	0.73	2.78
Lipper Short-Term US Gov’t Debt Fund Average	2.29	2.34	2.84	3.83

Short Duration Diversified Municipal	1.93	2.72	2.54	3.00	3.40	10/3/1994
Short Duration California Municipal	2.24	2.80	2.42	2.75	3.18	10/3/1994
Short Duration New York Municipal	2.18	2.65	2.56	2.86	3.24	10/3/1994
Barclays Capital 1-Year Municipal Index	3.15	4.20	3.09	3.46
Lipper Short-Term Municipal Debt Fund Average	0.91	1.01	1.90	2.65

Diversified Municipal	4.14	3.30	2.97	3.94	5.16	1/9/1989
California Municipal	3.11	2.45	2.77	3.64	4.86	8/6/1990
New York Municipal	3.48	2.74	2.86	3.82	5.16	1/9/1989
Barclays Capital 5-Year GO Muni Index	6.15	6.25	3.84	4.69
Lipper Short & Intermediate Term Blended Municipal Debt Fund Average	2.63	1.25	2.10	3.27

*	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plan or individual retirement accounts.

**	Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. The fees are retained by the Portfolio, not paid to Bernstein.

See Historical Performance and Benchmark Disclosures on pages 10-12.

(Historical Performance continued on next page)

2009 Semi-Annual Report	13

Historical Performance (continued from previous page)

Foreign Stock Portfolios	Taxable Bond Portfolios
Tax-Managed International	Intermediate Duration
Growth of $25,000	Growth of $25,000

International	Short Duration Plus
Growth of $25,000	Growth of $25,000

Emerging Markets	U.S. Government Short Duration
Growth of $25,000	Growth of $25,000

Each chart shows the growth of $25,000 for the 10–year period ending March 31, 2009, or if the Portfolio’s inception date is less than 10 years ago, growth is shown from the first full month after its inception date.

†	Reflects the growth of $25,000 in the Portfolio after the deduction of the purchase fee each investor must pay to the Portfolio upon making an investment in the Portfolio (except for reinvested capital gains and dividends) and the redemption fee payable on closing out an investment in the Portfolio. The starting point for the indices is $25,000. The starting point for the Portfolio is $24,750, which reflects the deduction of the 1% fee. Before purchase and redemption charges and excluding these fees, an investment of $25,000 in this Portfolio would have increased to $67,566. The purchase fee is taken out of the first month’s return and the redemption fee is taken out of the last month’s return. Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. The fees are retained by the Portfolio, not paid to Bernstein.

See Historical Performance and Benchmark Disclosures on pages 10-12.

(Historical Performance continued on next page)

14	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Municipal Bond Portfolios
Short Duration Diversified Municipal	Diversified Municipal
Growth of $25,000	Growth of $25,000

Short Duration California Municipal	California Municipal
Growth of $25,000	Growth of $25,000

Short Duration New York Municipal	New York Municipal
Growth of $25,000	Growth of $25,000

Each chart shows the growth of $25,000 for the 10–year period ending March 31, 2009, or if the Portfolio’s inception date is less than 10 years ago, growth is shown from the first full month after its inception date.

See Historical Performance and Benchmark Disclosures on pages 10-12.

2009 Semi-Annual Report	15

Fund Expenses—March 31, 2009

Fund Expenses—As a shareholder of the Fund, you incur two types of costs: (1) in the case of the Emerging Markets Portfolio only, transaction fees (1% of amounts invested or redeemed at the time of such purchase or redemption) and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2008	ENDING ACCOUNT VALUE MARCH 31, 2009	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Tax-Managed International Class Shares
Actual	$1,000	$648.52	$4.93	1.20%
Hypothetical (5% return before expenses)	$1,000	$1,018.95	$6.04	1.20%

International Class Shares
Actual	$1,000	$644.50	$5.08	1.24%
Hypothetical (5% return before expenses)	$1,000	$1,018.75	$6.24	1.24%

Emerging Markets Class Shares
Actual	$1,000	$691.08	$7.08	1.68%
Hypothetical (5% return before expenses)	$1,000	$1,016.55	$8.45	1.68%

Intermediate Duration Class Shares
Actual	$1,000	$1,002.50	$2.90	0.58%
Hypothetical (5% return before expenses)	$1,000	$1,022.04	$2.92	0.58%

U.S. Government Short Duration Class Shares
Actual	$1,000	$1,022.32	$3.33	0.66%
Hypothetical (5% return before expenses)	$1,000	$1,021.64	$3.33	0.66%

Short Duration Diversified Municipal Class Shares
Actual	$1,000	$1,019.24	$3.12	0.62%
Hypothetical (5% return before expenses)	$1,000	$1,021.84	$3.13	0.62%

Short Duration California Municipal Class Shares
Actual	$1,000	$1,022.34	$3.38	0.67%
Hypothetical (5% return before expenses)	$1,000	$1,021.59	$3.38	0.67%

Short Duration New York Municipal Class Shares
Actual	$1,000	$1,021.16	$3.28	0.65%
Hypothetical (5% return before expenses)	$1,000	$1,021.69	$3.28	0.65%

Diversified Municipal Class Shares
Actual	$1,000	$1,041.33	$2.90	0.57%
Hypothetical (5% return before expenses)	$1,000	$1,022.09	$2.87	0.57%

California Municipal Class Shares
Actual	$1,000	$1,031.09	$3.14	0.62%
Hypothetical (5% return before expenses)	$1,000	$1,021.84	$3.13	0.62%

New York Municipal Class Shares
Actual	$1,000	$1,034.90	$3.09	0.61%
Hypothetical (5% return before expenses)	$1,000	$1,021.89	$3.07	0.61%

Short Duration Plus Class Shares
Actual	$1,000	$1,006.91	$3.20	0.64%
Hypothetical (5% return before expenses)	$1,000	$1,021.74	$3.23	0.64%

*	Expenses are equal to each Class’s annualized expense ratio, shown in the table above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half-year period).

16	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2009 (Unaudited)

Foreign Stock Portfolios
Tax-Managed International
Country Breakdown*	Sector Breakdown*
	Financials	19.4%
	Energy	13.3
	Health Care	12.2
	Telecommunication Services	9.8
	Consumer Discretionary	9.3
	Consumer Staples	9.0
	Industrials	8.0
	Materials	8.0
	Information Technology	5.9
	Utilities	5.1

International
Country Breakdown*	Sector Breakdown*
	Financials	18.9%
	Energy	13.7
	Health Care	12.1
	Telecommunication Services	9.8
	Consumer Discretionary	9.4
	Consumer Staples	9.0
	Materials	8.1
	Industrials	8.1
	Information Technology	6.2
	Utilities	4.7

Emerging Markets
Country Breakdown*	Sector Breakdown*
	Financials	18.3%
	Information Technology	17.8
	Energy	17.4
	Materials	13.8
	Telecommunication Services	11.4
	Consumer Staples	6.1
	Utilities	4.7
	Industrials	3.8
	Consumer Discretionary	3.5
	Health Care	3.2

*	All data are as of March 31, 2009. The Portfolio’s sector and country breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2009 Semi-Annual Report	17

Portfolio Summary—March 31, 2009 (continued)

Taxable Bond Portfolios
Intermediate Duration
Security Type Breakdown*

Short Duration Plus
Security Type Breakdown*

US Government Short Duration
Security Type Breakdown*

*	All data are as of March 31, 2009. The Portfolios’ security type breakdowns are expressed as a percentage of each Portfolio’s total investments and may vary over time.

18	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2009 (continued)

Municipal Bond Portfolios (Short Duration)
Short Duration California Municipal
Quality Rating Breakdown*	State Breakdown*

Short Duration Diversified Municipal
Quality Rating Breakdown*	State Breakdown*

Short Duration New York Municipal
Quality Rating Breakdown*	State Breakdown*

*	All data are as of March 31, 2009. The Portfolios’ quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services, Moody’s Investors Services, Inc. and Fitch Ratings, Ltd. If ratings are not available, the Portfolios’ Adviser will assign ratings that are considered to be of equivalent quality to such ratings. Pre-refunded bonds, which are escrowed by U.S. Government Securities, have been rated AAA by the Adviser.

**	“Other” represents less than 1.5% in 18 different states.

2009 Semi-Annual Report	19

Portfolio Summary—March 31, 2009 (continued)

Municipal Bond Portfolios (Intermediate Duration)
California Municipal
Quality Rating Breakdown*	State Breakdown*

New York Municipal
Quality Rating Breakdown*	State Breakdown*

Diversified Municipal
Quality Rating Breakdown*	State Breakdown*

*	All data are as of March 31, 2009. The Portfolios’ quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services, Moody’s Investors Services, Inc. and Fitch Ratings, Ltd. If ratings are not available, the Portfolios’ Adviser will assign ratings that are considered to be of equivalent quality to such ratings. Pre-refunded bonds, which are escrowed by U.S. Government Securities, have been rated AAA by the Adviser.

**	“Other” represents less than 0.2% in 3 different states.

†	“Other” represents less than 1.8% weightings in 25 different states.

20	Sanford C. Bernstein Fund, Inc.

Statement of Assets and Liabilities—March 31, 2009 (Unaudited)

	TAX-MANAGED INTERNATIONAL PORTFOLIO	INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO
ASSETS
Investments in securities at value	$3,671,209,825	$1,719,683,780	$1,234,014,863
Foreign currencies, at value (a)	23,490,536	5,457,600	4,696,757
Cash in bank (b)	1,557,156	908,130	357
Receivables:
Dividends	14,789,059	6,958,810	7,729,063
Investment securities sold and foreign currency transactions	35,334,122	5,757,714	5,662,248
Foreign withholding tax reclaims	8,379,827	2,619,787	73,394
Capital shares sold	10,378,388	4,242,926	2,203,798
Margin due from broker on futures contracts	379,009	146,831	0
Unrealized appreciation of foreign currency exchange contracts	16,651,461	8,571,969	0
Other asset	0	0	921

Total assets	3,782,169,383	1,754,347,547	1,254,381,401

LIABILITIES
Payables :
Investment securities purchased and foreign currency transactions	43,784,134	13,063,171	5,789,802
Capital shares redeemed	6,872,354	1,075,361	1,110,104
Management fee	2,636,956	1,256,851	1,152,983
Shareholder servicing fee	749,654	345,146	249,242
Custody fee payable	488,057	215,136	721,395
Transfer Agent fee	77,379	62,457	93,139
Distribution fee	2,560	12,861	0
Foreign capital gains taxes	0	0	1,273,249
Accrued expenses and other liabilities	297,150	155,928	169,014
Unrealized depreciation of foreign currency exchange contracts	35,972,125	15,789,814	0

Total liabilities	90,880,369	31,976,725	10,558,928

NET ASSETS (c)	$3,691,289,014	$1,722,370,822	$1,243,822,473

Cost of investments	$5,300,469,418	$2,589,045,523	$1,612,623,966

SHARES OF CAPITAL STOCK OUTSTANDING			78,190,272

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE			$15.91

NET ASSETS CONSIST OF:
Capital stock, at par*	$358,186	$168,139	$78,190
Additional paid-in capital	7,165,842,577	3,487,551,528	2,105,606,908
Undistributed net investment income	25,111,827	8,082,272	4,893,112
Accumulated net realized loss on investment and foreign currency transactions	(1,851,576,385)	(897,268,484)	(486,527,835)
Unrealized appreciation/(depreciation) of:
Investments and futures transactions	(1,629,381,310)	(868,937,884)	(379,882,352)†
Foreign currency denominated assets and liabilities	(19,065,881)	(7,224,749)	(345,550)

	$3,691,289,014	$1,722,370,822	$1,243,822,473

(a) Cost :$23,519,064, $5,498,487 and $4,671,747, respectively. (Note 1)

(b) An amount of $1,556,366 and $907,531 has been segregated to collateralize margin requirements for open futures contracts outstanding at March 31, 2009 for the Tax-Managed International Portfolio and International Portfolio, respectively.

(c) See page 22 for share class information on net asset value, offering price, and redemption price per share of the Tax-Managed International and International Portfolios.

* The Sanford C. Bernstein Fund, Inc. has authorized 9 billion shares of common stock with par value of $.001 per share.

† Net of accrued foreign capital gains taxes of $1,273,249.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

2009 Semi-Annual Report	21

Statement of Assets and Liabilities—March 31, 2009 (Unaudited) (continued)

	TAX-MANAGED INTERNATIONAL PORTFOLIO	INTERNATIONAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Tax-Managed International Class Shares
Net Assets	$3,684,376,253
Shares of capital stock outstanding	357,508,175

Net asset value, offering and redemption price per share	$10.31

International Class Shares
Net Assets		$1,695,449,951
Shares of capital stock outstanding		165,492,746

Net asset value and offering price per share		$10.24

Class A Shares
Net Assets	$5,407,737	$16,830,026
Shares of capital stock outstanding	529,389	1,651,156

Net asset value and redemption price per share	$10.22	$10.19
Sales charge—4.25% of public offering price	0.45	0.45

Maximum offering price	$10.67	$10.64

Class B Shares
Net Assets	$248,078	$1,530,951
Shares of capital stock outstanding	24,438	151,131

Net asset value and offering price per share	$10.15	$10.13

Class C Shares
Net Assets	$1,256,946	$8,559,894
Shares of capital stock outstanding	123,814	843,973

Net asset value and offering price per share	$10.15	$10.14

22	Sanford C. Bernstein Fund, Inc.

This page intentionally left blank.

2009 Semi-Annual Report	23

Statement of Assets and Liabilities—March 31, 2009 (Unaudited) (continued)

	INTERMEDIATE DURATION PORTFOLIO	U.S. GOVERNMENT SHORT DURATION PORTFOLIO

ASSETS
Investments in securities at value	$4,207,776,137	$178,158,374
Foreign currencies, at value	1,628,952 (a)	0
Cash in bank	842,449	7
Receivables:
Interest	46,779,304	1,276,208
Investment securities sold	22,432,970	1,257,426
Capital shares sold	13,046,728	811,719
Unrealized appreciation of interest rate swap agreements	24,161,741	0
Unrealized appreciation of foreign currency exchange contracts	2,250,623	0
Other asset	1,015,006 (b)	0

Total assets	4,319,933,910	181,503,734

LIABILITIES
Due to custodian	0	0
Payables:
Dividends to shareholders	5,622,832	94,564
Investment securities purchased	84,388,090	1,268,105
Capital shares redeemed	8,255,934	95,505
Management fee	1,590,653	63,454
Shareholder servicing fee	355,198	14,101
Transfer Agent fee	15,647	6,867
Accrued expenses	269,663	31,449

Total liabilities	100,498,017	1,574,045

NET ASSETS	$4,219,435,893	$179,929,689

Cost of investments	$4,752,752,802	$176,895,566

SHARES OF CAPITAL STOCK OUTSTANDING	356,423,229	14,276,655

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$11.84	$12.60

NET ASSETS CONSIST OF:
Capital stock, at par*	$356,423	$14,277
Additional paid-in capital	4,780,174,200	180,853,569
Undistributed net investment income/(excess distributions)	(2,967,068)	604
Accumulated net realized loss on investment and foreign currency transactions	(39,612,471)	(2,201,569)
Unrealized appreciation/(depreciation) of:
Investments and interest rate swaps transactions	(520,814,924)	1,262,808
Foreign currency denominated assets and liabilities	2,299,733	0

	$4,219,435,893	$179,929,689

(a) Cost :$1,571,450. (Note 1)

(b) See Note 4.

* The Sanford C. Bernstein Fund, Inc. has authorized 9 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

24	Sanford C. Bernstein Fund, Inc.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

$427,805,845	$125,930,539	$196,581,416
0	0	0
0	39,253	0

4,168,353	1,761,285	2,258,399
86,209	19,179	25,320
1,699,455	33,315	510,732
0	0	0
0	0	0
0	120,000	0

433,759,862	127,903,571	199,375,867

28,768	0	74,222

229,271	82,190	105,151
24,796,861	0	6,279,350
4,742,745	3,234,025	420,695
148,858	48,555	70,974
33,081	10,758	15,772
4,098	3,001	3,063
14,355	11,860	16,556

29,998,037	3,390,389	6,985,783

$403,761,825	$124,513,182	$192,390,084

$427,528,548	$125,030,844	$195,773,748

32,057,439	9,849,620	15,404,449

$12.59	$12.64	$12.49

$32,057	$9,850	$15,404
404,123,593	123,796,788	192,452,022
(20,116)	(18,341)	(767)
(651,006)	(174,810)	(884,243)

277,297	899,695	807,668
0	0	0

$403,761,825	$124,513,182	$192,390,084

2009 Semi-Annual Report	25

Statement of Assets and Liabilities—March 31, 2009 (Unaudited) (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO
ASSETS
Investments in securities at value	$4,659,431,720	$1,175,709,002	$1,642,832,814
Cash in bank	558,406	64,185	64,871
Receivables:
Interest	62,228,366	16,480,571	23,582,181
Investment securities sold	3,010,000	28,221,312	5,080,177
Capital shares sold	13,084,805	3,133,155	4,268,570
Unrealized appreciation of interest rate swap agreements	1,427,388	0	0
Other asset	0	2,880,000	0

Total assets	4,739,740,685	1,226,488,225	1,675,828,613

LIABILITIES
Payables :
Dividends to shareholders	3,988,422	1,026,849	1,406,386
Investment securities purchased	8,551,864	0	0
Capital shares redeemed	11,333,282	2,170,679	4,820,251
Management fee	1,776,889	512,438	686,598
Shareholder servicing fee	392,117	99,464	136,902
Distribution fee	57,359	28,345	35,521
Transfer Agent fee	34,945	11,500	13,506
Accrued expenses	234,552	119,825	111,657

Total liabilities	26,369,430	3,969,100	7,210,821

NET ASSETS (a)	$4,713,371,255	$1,222,519,125	$1,668,617,792

Cost of investments	$4,609,010,828	$1,174,374,022	$1,641,312,125

NET ASSETS CONSIST OF:
Capital stock, at par*	$333,899	$86,650	$120,915
Additional paid-in capital	4,655,586,668	1,220,232,549	1,661,865,515
Undistributed net investment income/(excess distributions)	(236,051)	(147,790)	4,122
Accumulated net realized gain on investment transactions	5,838,459	1,012,736	5,106,551
Unrealized appreciation of investments and interest rate swaps	51,848,280	1,334,980	1,520,689

	$4,713,371,255	$1,222,519,125	$1,668,617,792

(a) See page 27 for share class information on net asset value, offering price, and redemption price per share of the Diversified Municipal, California Municipal and New York Municipal Portfolios.

* The Sanford C. Bernstein Fund, Inc. has authorized 9 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

26	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Municipal Class Shares
Net Assets	$4,596,846,730	$1,163,571,986	$1,595,238,195
Shares of capital stock outstanding	325,646,337	82,471,401	115,595,823

Net asset value and offering price per share	$14.12	$14.11	$13.80

Class A Shares
Net Assets	$69,355,858	$36,833,563	$45,637,771
Shares of capital stock outstanding	4,911,996	2,610,875	3,308,321

Net asset value and redemption price per share	$14.12	$14.11	$13.79
Sales charge—4.25% of public offering price	0.63	0.63	0.61

Maximum offering price	$14.75	$14.74	$14.40

Class B Shares
Net Assets	$8,344,848	$3,683,406	$7,878,258
Shares of capital stock outstanding	590,860	261,041	571,296

Net asset value and offering price per share	$14.12	$14.11	$13.79

Class C Shares
Net Assets	$38,823,819	$18,430,170	$19,863,568
Shares of capital stock outstanding	2,749,317	1,306,450	1,439,820

Net asset value and offering price per share	$14.12	$14.11	$13.80

2009 Semi-Annual Report	27

Statement of Assets and Liabilities—March 31, 2009 (Unaudited) (continued)

SHORT DURATION PLUS PORTFOLIO

ASSETS
Investments in securities at value	$456,129,280
Cash in bank	646,813 (a)
Receivables:
Interest	3,401,023
Capital shares sold	4,845,910
Margin due from broker on futures contracts	85,844

Total assets	465,108,870

LIABILITIES
Payables :
Dividends to shareholders	370,390
Investment securities purchased	4,559,171
Capital shares redeemed	711,781
Management fee	169,195
Distribution fee	44,374
Shareholder servicing fee	30,468
Transfer Agent fee	8,239
Accrued expenses	50,564

Total liabilities	5,944,182

NET ASSETS	$459,164,688

Cost of investments	$479,761,810

NET ASSETS CONSIST OF:
Capital stock, at par*	$40,500
Additional paid-in capital	510,507,792
Undistributed net investment income/(excess distributions)	(586,242)
Accumulated net realized loss on investment transactions	(27,568,906)
Unrealized depreciation of investments and futures	(23,228,456)

$459,164,688

SHORT DURATION PLUS PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Short Duration Plus Class Shares
Net Assets	$373,386,812
Shares of capital stock outstanding	32,934,321

Net asset value and offering price per share	$11.34

Short Duration Class A Shares
Net Assets	$47,876,137
Shares of capital stock outstanding	4,221,911
Net asset value and redemption price per share	11.34
Sales charge—4.25% of public offering price	0.50

Maximum offering price	$11.84

Short Duration Class B Shares
Net Assets	$11,626,251
Shares of capital stock outstanding	1,025,543

Net asset value and offering price per share	$11.34

Short Duration Class C Shares
Net Assets	$26,275,488
Shares of capital stock outstanding	2,318,511

Net asset value and offering price per share	$11.33

(a) An amount of $544,700 has been segregated to collateralize margin requirements for the open futures contracts at March 31, 2009.

* The Sanford C. Bernstein Fund, Inc. has authorized 9 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

28	Sanford C. Bernstein Fund, Inc.

This page intentionally left blank.

2009 Semi-Annual Report	29

Statement of Operations—for the six months ended March 31, 2009 (Unaudited)

	TAX-MANAGED INTERNATIONAL PORTFOLIO	INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO
INVESTMENT INCOME
Income:
Interest	$135,084	$86,328	$10,300
Dividends (net of foreign withholding taxes of $3,515,840, $1,551,971, $1,651,692, respectively)	50,222,399	24,046,371	15,639,189

Total income	50,357,483	24,132,699	15,649,489

Expenses:
Management fee (see Note 2A)	18,027,332	8,940,262	7,155,573
Shareholder servicing fee (see Note 2B)	5,194,967	2,476,992	1,555,306
Custodian fee	1,177,941	629,161	1,368,518
Transfer Agent fee—Non-Retail Class	148,581	111,284	202,640
Transfer Agent fee—Class A	9,354	26,292	0
Transfer Agent fee—Class B	520	2,896	0
Transfer Agent fee—Class C	2,673	13,668	0
Distribution fees—Class A	9,100	32,505	0
Distribution fees—Class B	1,447	9,170	0
Distribution fees—Class C	8,475	52,496	0
Registration fees	132,131	93,791	37,931
Auditing and tax fees	99,144	50,063	32,286
Directors’ fees and expenses	88,696	43,198	26,194
Legal fees	64,909	29,569	22,495
Printing fees	29,166	31,011	10,452
Miscellaneous	101,473	54,362	57,317

Total expenses	25,095,909	12,596,720	10,468,712
Less: expense offset arrangement	(18)	(168)	0

Net expenses	25,095,891	12,596,552	10,468,712

Net investment income	25,261,592	11,536,147	5,180,777

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(1,669,464,483)	(869,107,632)	(477,823,609	)(a)
Futures transactions	(3,921,480)	(5,830,981)	0
Foreign currency transactions	64,025,304	30,618,272	(4,527,095)
Swap transactions	0	0	0

Net realized gain (loss) on investment and foreign currency transactions	(1,609,360,659)	(844,320,341)	(482,350,704)

Net change in unrealized appreciation/(depreciation) of:
Investments, futures and swaps	(500,191,745)	(181,539,934)	(135,674,298	)(b)
Foreign currency denominated assets and liabilities	(18,382,368)	(6,449,918)	525,139

Net change in unrealized appreciation/(depreciation) of investments and foreign currency denominated assets and liabilities	(518,574,113)	(187,989,852)	(135,149,159)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2,127,934,772)	(1,032,310,193)	(617,499,863)

Contributions from Adviser (see Note 2A)	1,270	0	0

Net increase (decrease) in net assets resulting from operations	$(2,102,671,910)	$(1,020,774,046)	$(612,319,086)

(a) Net of foreign capital gains taxes of $265,839.

(b) Net of change in accrued foreign capital gains taxes of $1,357,549.

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO	U.S. GOVERNMENT SHORT DURATION PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

$124,428,541	$2,074,036	$5,817,086	$2,103,811	$2,763,524
0	0	0	0	0

124,428,541	2,074,036	5,817,086	2,103,811	2,763,524

9,689,725	321,368	756,960	282,860	369,304
2,173,116	71,415	168,213	62,858	82,068
205,381	45,964	63,896	52,504	53,893
80,442	11,819	10,590	10,021	9,865
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
67,639	14,156	29,965	3,905	5,050
67,908	1,729	4,053	1,675	2,676
102,889	3,086	6,480	2,100	2,962
49,058	262	2,337	1,135	1,374
19,576	655	1,198	126	551
55,760	3,815	5,475	3,687	4,417

12,511,494	474,269	1,049,167	420,871	532,160
0	0	0	0	0

12,511,494	474,269	1,049,167	420,871	532,160

111,917,047	1,599,767	4,767,919	1,682,940	2,231,364

(65,348,707)	179,729	305,580	50,548	76,007
18,204,066	0	0	0	0
760,060	0	0	0	0
10,132,300	0	0	0	0

(36,252,281)	179,729	305,580	50,548	76,007

(94,567,577)	1,521,273	1,331,351	1,000,446	1,095,817
2,299,733	0	0	0	0

(92,267,844)	1,521,273	1,331,351	1,000,446	1,095,817

(128,520,125)	1,701,002	1,636,931	1,050,994	1,171,824

0	0	0	0	0

$(16,603,078)	$3,300,769	$6,404,850	$2,733,934	$3,403,188

2009 Semi-Annual Report	31

Statement of Operations—for the six months ended March 31, 2009 (Unaudited) (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$97,197,452	$26,067,033	$35,158,855

Total income	97,197,452	26,067,033	35,158,855

Expenses:
Management fee (see Note 2A)	10,654,751	3,149,428	4,154,220
Shareholder servicing fee (see Note 2B)	2,363,623	616,849	832,821
Custodian fee	270,089	126,867	144,736
Transfer Agent fee—Non-Retail Class	68,456	15,546	25,910
Transfer Agent fee—Class A	12,756	8,072	10,577
Transfer Agent fee—Class B	3,312	1,644	3,595
Transfer Agent fee—Class C	8,897	4,784	5,075
Distribution fees—Class A	83,249	48,276	61,582
Distribution fees—Class B	51,391	26,415	51,917
Distribution fees—Class C	178,608	88,872	92,170
Registration fees	146,243	10,947	21,008
Directors’ fees and expenses	80,403	29,946	33,478
Auditing and tax fees	75,688	17,832	24,542
Legal fees	44,946	12,419	15,382
Printing fees	24,218	8,577	15,606
Miscellaneous	58,562	19,494	34,440

Total expenses	14,125,192	4,185,968	5,527,059
Less: expense offset arrangement	(77)	(36)	(59)

Net expenses	14,125,115	4,185,932	5,527,000

Net investment income	83,072,337	21,881,101	29,631,855

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on:
Investment transactions	6,026,378	1,278,915	5,484,309
Swap transactions	171,697	0	0

Net realized gain on investment transactions	6,198,075	1,278,915	5,484,309

Net change in unrealized appreciation/(depreciation) of investments and swaps	102,328,097	15,135,418	23,155,218

Net realized and unrealized gain on investment transactions	108,526,172	16,414,333	28,639,527

Net increase in net assets resulting from operations	$191,598,509	$38,295,434	$58,271,382

See Notes to Financial Statements.

32	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$8,125,739

Total income	8,125,739

Expenses:
Management fee (see Note 2A)	947,835
Shareholder servicing fee (see Note 2B)	173,852
Custodian fee	88,873
Transfer Agent fee—Non-Retail Class	14,436
Transfer Agent fee—Class A	20,159
Transfer Agent fee—Class B	6,949
Transfer Agent fee—Class C	13,410
Distribution fees—Class A	58,255
Distribution fees—Class B	52,953
Distribution fees—Class C	120,641
Registration fees	45,662
Printing fees	15,347
Legal fees	11,788
Auditing and tax fees	11,486
Directors’ fees and expenses	7,573
Miscellaneous	8,858

Total expenses	1,598,077
Less: expense offset arrangement	(115)

Net expenses	1,597,962

Net investment income	6,527,777

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(8,034,434)
Futures transactions	1,143,604
Swap transactions	316,860

Net realized loss on investment transactions	(6,573,970)

Net change in unrealized appreciation/(depreciation) of investments, futures and swaps	2,487,855

Net realized and unrealized loss on investment transactions	(4,086,115)

Net increase in net assets resulting from operations	$2,441,662

See Notes to Financial Statements.

2009 Semi-Annual Report	33

Statement of Changes in Net Assets

	TAX-MANAGED INTERNATIONAL PORTFOLIO		INTERNATIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08	SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$25,261,592	$184,298,521	$11,536,147	$83,798,451
Net realized gain (loss) on investment and foreign currency transactions	(1,609,360,659)	(115,509,708)	(844,320,341)	(28,450,154)
Net change in unrealized appreciation/ (depreciation) of investments and foreign currency denominated assets and liabilities	(518,574,113)	(3,580,941,984)	(187,989,852)	(1,655,266,905)
Contributions from Adviser (see Note 2A)	1,270	0	0	0

Net increase (decrease) in net assets resulting from operations	(2,102,671,910)	(3,512,153,171)	(1,020,774,046)	(1,599,918,608)

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(163,159,616)	(133,465,252)	(78,128,726)	(64,412,791)
Distributions from net realized gain on investment transactions (a)	0	(957,704,142)	0	(457,574,085)

Total dividends and distributions to shareholders	(163,159,616)	(1,091,169,394)	(78,128,726)	(521,986,876)

Capital-share transactions
Net proceeds from sales of shares	1,066,229,262	1,289,643,082	507,438,163	610,592,593
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	19,810,174	983,170,234	15,754,268	517,275,575

Total proceeds from shares sold	1,086,039,436	2,272,813,316	523,192,431	1,127,868,168
Cost of shares redeemed	(1,165,233,231)	(1,138,428,985)	(541,270,961)	(567,007,011)

Net increase (decrease) in net assets from capital-share transactions	(79,193,795)	1,134,384,331	(18,078,530)	560,861,157

Net increase (decrease) in net assets	(2,345,025,321)	(3,468,938,234)	(1,116,981,302)	(1,561,044,327)

NET ASSETS:
Beginning of period	6,036,314,335	9,505,252,569	2,839,352,124	4,400,396,451

End of period (b)	$3,691,289,014	$6,036,314,335	$1,722,370,822	$2,839,352,124

(b) Includes undistributed net investment income/(excess distributions) of:	$25,111,827	$163,009,851	$8,082,272	$74,674,851

(a) See page 39 for share class information on dividend distributions of the Tax-Managed International and International Portfolios.

* Includes effect of portfolio transaction fee in the amounts of $4,454,639 and $9,226,293 for the six months ended March 31, 2009 and year ended September 30, 2008, respectively.

See Notes to Financial Statements.

34	Sanford C. Bernstein Fund, Inc.

EMERGING MARKETS PORTFOLIO		INTERMEDIATE DURATION PORTFOLIO		U.S. GOVERNMENT SHORT DURATION PORTFOLIO

SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08	SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08	SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08

$5,180,777	$38,886,352	$111,917,047	$247,896,586	$1,599,767	$3,251,610
(482,350,704)	279,388,054	(36,252,281)	84,467,164	179,729	266,823
(135,149,159)	(1,383,171,493)	(92,267,844)	(406,470,390)	1,521,273	(573,594)
0	226,581	0	0	0	0

(612,319,086)	(1,064,670,506)	(16,603,078)	(74,106,640)	3,300,769	2,944,839

(27,815,554)	(27,237,353)	(114,128,656)	(272,955,687)	(1,655,375)	(3,283,780)
(106,282,449)	(653,077,444)	(42,917,587)	0	0	0

(134,098,003)	(680,314,797)	(157,046,243)	(272,955,687)	(1,655,375)	(3,283,780)

177,736,094	385,589,836	729,888,901	1,053,967,734	122,282,753	65,494,796
130,519,026	612,017,113	58,842,040	41,674,554	1,059,220	2,042,881

308,255,120	997,606,949	788,730,941	1,095,642,288	123,341,973	67,537,677
(268,991,650)	(531,695,647)	(1,282,172,265)	(924,165,074)	(61,124,210)	(32,328,370)

39,263,470 *	465,911,302 *	(493,441,324)	171,477,214	62,217,763	35,209,307

(707,153,619)	(1,279,074,001)	(667,090,645)	(175,585,113)	63,863,157	34,870,366

1,950,976,092	3,230,050,093	4,886,526,538	5,062,111,651	116,066,532	81,196,166

$1,243,822,473	$1,950,976,092	$4,219,435,893	$4,886,526,538	$179,929,689	$116,066,532

$4,893,112	$27,527,889	$(2,967,068)	$(755,459)	$604	$56,212

2009 Semi-Annual Report	35

Statement of Changes in Net Assets (continued)

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO		SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08	SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$4,767,919	$8,453,149	$1,682,940	$2,995,177
Net realized gain on investment transactions	305,580	1,108,430	50,548	241,584
Net change in unrealized appreciation/(depreciation) of investments	1,331,351	(1,134,602)	1,000,446	(267,848)
Contributions from Adviser (see Note 2A)	0	0	0	0

Net increase in net assets resulting from operations	6,404,850	8,426,977	2,733,934	2,968,913

Dividends to shareholders:
Dividends from net investment income (a)	(4,767,919)	(8,462,067)	(1,682,940)	(2,998,764)
Distributions from net realized gain on investment transactions	0	0	0	0

Total dividends to shareholders	(4,767,919)	(8,462,067)	(1,682,940)	(2,998,764)

Capital-share transactions
Net proceeds from sales of shares	230,391,505	298,783,625	50,520,129	133,690,881
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	2,525,506	4,653,833	1,077,164	1,845,684

Total proceeds from shares sold	232,917,011	303,437,458	51,597,293	135,536,565
Cost of shares redeemed	(159,659,517)	(225,990,473)	(69,360,154)	(74,431,280)

Net increase (decrease) in net assets from capital-share transactions	73,257,494	77,446,985	(17,762,861)	61,105,285

Net increase (decrease) in net assets	74,894,425	77,411,895	(16,711,867)	61,075,434

NET ASSETS:
Beginning of period	328,867,400	251,455,505	141,225,049	80,149,615

End of period (b)	$403,761,825	$328,867,400	$124,513,182	$141,225,049

(b) Includes undistributed net investment income/(excess distributions) of:	$(20,116)	$(20,116)	$(18,341)	$(18,341)

(a) See page 39 and 40 for share class information on dividend distributions of the Diversified Municipal, California Municipal and New York Municipal Portfolios.

See Notes to Financial Statements.

36	Sanford C. Bernstein Fund, Inc.

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO		DIVERSIFIED MUNICIPAL PORTFOLIO		CALIFORNIA MUNICIPAL PORTFOLIO		NEW YORK MUNICIPAL PORTFOLIO

SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08	SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08	SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08	SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08

$2,231,364	$3,943,465	$83,072,337	$173,204,977	$21,881,101	$49,157,206	$29,631,855	$63,544,711
76,007	269,527	6,198,075	13,964,985	1,278,915	6,808,519	5,484,309	6,868,238
1,095,817	(604,230)	102,328,097	(90,026,901)	15,135,418	(28,825,687)	23,155,218	(40,026,404)
0	270	0	0	0	0	0	0

3,403,188	3,609,032	191,598,509	97,143,061	38,295,434	27,140,038	58,271,382	30,386,545

(2,231,364)	(3,947,944)	(83,329,831)	(173,565,094)	(21,881,101)	(49,209,661)	(29,629,959)	(63,612,158)
0	0	(4,821,927)	0	(3,620,244)	0	(5,534,129)	0

(2,231,364)	(3,947,944)	(88,151,758)	(173,565,094)	(25,501,345)	(49,209,661)	(35,164,088)	(63,612,158)

101,737,612	132,104,340	892,565,224	1,484,509,136	197,960,622	330,569,100	229,270,863	484,184,537

1,241,809	2,062,376	18,204,743	25,352,812	7,207,879	7,222,641	11,964,072	13,207,166

102,979,421	134,166,716	910,769,967	1,509,861,948	205,168,501	337,791,741	241,234,935	497,391,703
(73,596,696)	(82,869,938)	(1,457,250,151)	(1,020,633,859)	(412,802,216)	(326,217,737)	(480,915,496)	(367,319,789)

29,382,725	51,296,778	(546,480,184)	489,228,089	(207,633,715)	11,574,004	(239,680,561)	130,071,914

30,554,549	50,957,866	(443,033,433)	412,806,056	(194,839,626)	(10,495,619)	(216,573,267)	96,846,301

161,835,535	110,877,669	5,156,404,688	4,743,598,632	1,417,358,751	1,427,854,370	1,885,191,059	1,788,344,758

$192,390,084	$161,835,535	$4,713,371,255	$5,156,404,688	$1,222,519,125	$1,417,358,751	$1,668,617,792	$1,885,191,059

$(767)	$(767)	$(236,051)	$21,443	$(147,790)	$(147,790)	$4,122	$2,226

2009 Semi-Annual Report	37

Statement of Changes in Net Assets (continued)

	SHORT DURATION PLUS PORTFOLIO

	SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$6,527,777	$15,296,148
Net realized loss on investment transactions	(6,573,970)	(6,252,502)
Net change in unrealized appreciation/(depreciation) of investments	2,487,855	(20,183,105)

Net increase (decrease) in net assets resulting from operations	2,441,662	(11,139,459)

Dividends to shareholders:
Dividends from net investment income (a)	(6,730,420)	(15,809,692)

Total dividends to shareholders	(6,730,420)	(15,809,692)

Capital-share transactions
Net proceeds from sales of shares	186,137,101	252,858,119
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	3,150,448	6,984,934

Total proceeds from shares sold	189,287,549	259,843,053
Cost of shares redeemed	(153,669,044)	(210,332,013)

Increase in net assets from capital-share transactions	35,618,505	49,511,040

Net increase in net assets	31,329,747	22,561,889

NET ASSETS:
Beginning of period	427,834,941	405,273,052

End of period (b)	$459,164,688	$427,834,941

(b) Includes excess distributions of:	$(586,242)	$(383,599)

(a) See page 40 for share class information on dividend distributions for the Short Duration Plus Portfolio.

See Notes to Financial Statements.

38	Sanford C. Bernstein Fund, Inc.

	TAX-MANAGED INTERNATIONAL PORTFOLIO		INTERNATIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08	SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08
Dividends to shareholders:
Dividends from net investment income Tax-Managed International and International Class Shares, respectively	$(162,908,560)	$(133,317,976)	$(77,160,777)	$(63,574,278)
Class A	(214,848)	(103,566)	(715,555)	(588,380)
Class B	(5,275)	(5,643)	(36,519)	(41,535)
Class C	(30,933)	(38,067)	(215,875)	(208,598)

	$(163,159,616)	$(133,465,252)	$(78,128,726)	$(64,412,791)

Distributions from net realized gain on investment transactions Tax-Managed International and International Class Shares, respectively	$0	$(956,375,076)	$0	$(449,003,056)
Class A	0	(766,643)	0	(4,801,700)
Class B	0	(72,608)	0	(625,906)
Class C	0	(489,815)	0	(3,143,423)

	$0	$(957,704,142)	$0	$(457,574,085)

	DIVERSIFIED MUNICIPAL PORTFOLIO		CALIFORNIA MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08	SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08
Dividends to shareholders:
Dividends from net investment income Municipal Class	$(81,876,417)	$(171,193,066)	$(21,094,125)	$(47,795,773)
Class A	(882,873)	(1,092,448)	(504,906)	(783,425)
Class B	(127,179)	(448,679)	(64,504)	(213,961)
Class C	(443,362)	(830,901)	(217,566)	(416,502)

	$(83,329,831)	$(173,565,094)	$(21,881,101)	$(49,209,661)

Distributions from net realized gain on investment transactions Municipal Class	$(4,726,550)	$0	$(3,473,589)	$0
Class A	(50,777)	0	(82,547)	0
Class B	(10,464)	0	(14,778)	0
Class C	(34,136)	0	(49,330)	0

	$(4,821,927)	$0	$(3,620,244)	$0

2009 Semi-Annual Report	39

Statement of Changes in Net Assets (continued)

	NEW YORK MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08
Dividends to shareholders:
Dividends from net investment income
Municipal Class	$(28,626,266)	$(61,836,555)
Class A	(649,688)	(938,693)
Class B	(127,466)	(417,117)
Class C	(226,539)	(419,793)

	$(29,629,959)	$(63,612,158)

Distributions from net realized gain on investment transactions
Municipal Class	$(5,313,775)	$0
Class A	(128,354)	0
Class B	(33,459)	0
Class C	(58,541)	0

	$(5,534,129)	$0

	SHORT DURATION PLUS PORTFOLIO

	SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08
Dividends to shareholders:
Dividends from net investment income
Short Duration Plus Class	$(5,754,047)	$(13,724,227)
Class A	(580,543)	(1,378,325)
Class B	(119,612)	(282,663)
Class C	(276,218)	(424,477)

	$(6,730,420)	$(15,809,692)

See Notes to Financial Statements.

40	Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-MANAGED INTERNATIONAL PORTFOLIO TAX-MANAGED INTERNATIONAL CLASS

	SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05	YEAR ENDED 9/30/04
Net asset value, beginning of period	$16.52	$29.64	$27.20	$24.72		$20.42	$17.53

Income from investment operations:
Investment income, net†	0.07	0.52	0.47	0.40		0.26	0.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(5.83)	(10.22)	5.63	3.82		4.49	3.04
Contributions from Adviser	0 (c)	0	0 (c)	0	(c)	0	0

Total from investment operations	(5.76)	(9.70)	6.10	4.22		4.75	3.19

Less distributions:
Dividends from taxable net investment income	(0.45)	(0.42)	(0.49)	(0.31)		(0.17)	(0.30)
Distributions from net realized gain on investment transactions	0	(3.00)	(3.17)	(1.43)		(0.28)	0

Total distributions	(0.45)	(3.42)	(3.66)	(1.74)		(0.45)	(0.30)

Net asset value, end of period	$10.31	$16.52	$29.64	$27.20		$24.72	$20.42

Total return (a)	(35.15)%	(36.75)%	24.28%	18.18%		23.62%	18.34%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$3,684,376	$6,024,221	$9,492,508	$7,512,829		$6,078,513	$4,611,550
Average net assets (000 omitted)	$4,167,391	$8,333,321	$8,571,465	$6,888,047		$5,303,305	$4,206,956
Ratio of expenses to average net assets	1.20% *	1.12%	1.12%	1.15%	(e)	1.22%	1.24%
Ratio of net investment income to average net assets	1.21% *	2.21%	1.68%	1.53%	(e)	1.17%	0.79%
Portfolio turnover rate	43%	70%	52%	67%		53%	71%

See Footnote Summary on page 53.

See Notes to Financial Statements.

2009 Semi-Annual Report	41

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL PORTFOLIO INTERNATIONAL CLASS

	SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05	YEAR ENDED 9/30/04
Net asset value, beginning of period	$16.51	$29.38	$27.17	$23.27		$18.94	$16.06

Income from investment operations:
Investment income, net†	0.07	0.50	0.46	0.40		0.25	0.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(5.89)	(9.89)	5.63	3.81		4.25	2.91
Contributions from Adviser	0	0	0 (c)	0		0	0

Total from investment operations	(5.82)	(9.39)	6.09	4.21		4.50	3.05

Less distributions:
Dividends from taxable net investment income	(0.45)	(0.44)	(0.53)	(0.31)		(0.17)	(0.17)
Distributions from net realized gain on investment transactions	0	(3.04)	(3.35)	0		0	0

Total distributions	(0.45)	(3.48)	(3.88)	(0.31)		(0.17)	(0.17)

Net asset value, end of period	$10.24	$16.51	$29.38	$27.17		$23.27	$18.94

Total return (a)	(35.55)%	(36.07)%	24.52%	18.29%		23.90%	19.05%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,695,450	$2,788,102	$4,315,454	$3,397,969		$2,785,730	$2,190,687
Average net assets (000 omitted)	$1,987,038	$3,828,486	$3,892,605	$3,125,615		$2,462,819	$2,045,596
Ratio of expenses to average net assets	1.24% *	1.18%	1.18%	1.20%	(e)	1.26%	1.28%
Ratio of net investment income to average net assets	1.16% *	2.16%	1.68%	1.55%	(e)	1.17%	0.76%
Portfolio turnover rate	47%	53%	59%	73%		61%	92%

See Footnote Summary on page 53.

See Notes to Financial Statements.

42	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO

	SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05	YEAR ENDED 9/30/04
Net asset value, beginning of period	$25.97	$50.62	$38.90	$43.22		$28.91	$20.81

Income from investment operations:
Investment income, net†	0.07	0.53	0.45	0.49		0.66	0.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(8.30)	(14.32)	17.69	5.02		14.20	7.76
Contributions from Adviser	0	0 (c)	0 (c)	0		0	0

Total from investment operations	(8.23)	(13.79)	18.14	5.51		14.86	8.12

Less distributions:
Dividends from taxable net investment income	(0.39)	(0.44)	(0.35)	(0.60)		(0.06)	(0.22)
Distributions from net realized gain on investment transactions	(1.50)	(10.55)	(6.22)	(9.39)		(0.78)	0

Total distributions	(1.89)	(10.99)	(6.57)	(9.99)		(0.84)	(0.22)

Portfolio transaction fee	0.06	0.13	0.15	0.16		0.29	0.20

Net asset value, end of period	$15.91	$25.97	$50.62	$38.90		$43.22	$28.91

Total return (a)	(30.89)% (b)	(36.23)% (b)	50.40% (b)	13.89%	(b)	48.78% (b)	34.66% (b)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,243,822	$1,950,976	$3,230,050	$2,152,403		$1,880,526	$1,361,368
Average net assets (000 omitted)	$1,247,663	$2,877,534	$2,660,575	$2,031,225		$1,600,912	$1,150,902
Ratio of expenses to average net assets	1.68% *	1.51%	1.53%	1.58%	(e)	1.68%	1.72%
Ratio of net investment income to average net assets	0.83% *	1.35%	1.07%	1.26%	(e)	1.85%	1.41%
Portfolio turnover rate	33%	55%	61%	61%		54%	44%

See Footnote Summary on page 53.

See Notes to Financial Statements.

2009 Semi-Annual Report	43

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERMEDIATE DURATION PORTFOLIO

	SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05	YEAR ENDED 9/30/04
Net asset value, beginning of period	$12.25	$13.11	$13.11	$13.27		$13.41	$13.43

Income from investment operations:
Investment income, net†	0.30	0.62	0.62	0.59		0.53	0.50
Net realized and unrealized loss on investment and foreign currency transactions	(0.28)	(0.80)	(0.01)	(0.15)		(0.09)	(0.01)

Total from investment operations	0.02	(0.18)	0.61	0.44		0.44	0.49

Less distributions:
Dividends from taxable net investment income	(0.31)	(0.68)	(0.61)	(0.60)		(0.54)	(0.51)
Distributions from net realized gain on investment transactions	(0.12)	0	0	0	(c)	(0.04)	0

Total distributions	(0.43)	(0.68)	(0.61)	(0.60)		(0.58)	(0.51)

Net asset value, end of period	$11.84	$12.25	$13.11	$13.11		$13.27	$13.41

Total return (a)	0.29% **	(1.53)% **^	4.78%	3.47%		3.35%	3.74%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$4,219,436	$4,886,527	$5,062,112	$4,138,898		$3,386,745	$2,852,803
Average net assets (000 omitted)	$4,358,172	$5,220,966	$4,592,670	$3,694,176		$3,104,905	$2,612,933
Ratio of expenses to average net assets	0.58% *	0.57%	0.58%	0.60%	(e)	0.60%	0.61%
Ratio of net investment income to average net assets	5.15% *	4.75%	4.73%	4.56%	(e)	3.97%	3.72%
Portfolio turnover rate	34%	95%	204%	426%		586%	660%

See Footnote Summary on page 53.

See Notes to Financial Statements.

44	Sanford C. Bernstein Fund, Inc.

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO

	SIX MONTHS ENDED 3/31/09 (UNAUDITED)		YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05	YEAR ENDED 9/30/04
Net asset value, beginning of period	$12.47		$12.47	$12.41	$12.45		$12.68	$13.00

Income from investment operations:
Investment income, net†	0.14		0.43	0.50	0.41		0.30	0.26
Net realized and unrealized gain (loss) on investment transactions	0.14		0.01	0.07	(0.02)		(0.19)	(0.14)

Total from investment operations	0.28		0.44	0.57	0.39		0.11	0.12

Less distributions:
Dividends from taxable net investment income	(0.15)		(0.44)	(0.51)	(0.43)		(0.34)	(0.30)
Distributions from net realized gain on investment transactions	0		0	0	0		0 (c)	(0.14)

Total distributions	(0.15)		(0.44)	(0.51)	(0.43)		(0.34)	(0.44)

Net asset value, end of period	$12.60		$12.47	$12.47	$12.41		$12.45	$12.68

Total return (a)	2.23%		3.56%	4.66%	3.19%		0.90%	0.93%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$179,930		$116,067	$81,196	$86,733		$86,394	$93,595
Average net assets (000 omitted)	$143,223		$94,678	$83,785	$83,170		$91,842	$101,777
Ratio of expenses to average net assets	0.66%	*	0.73%	0.77%	0.79%	(e)	0.78%	0.80%
Ratio of expenses to average net assets excluding interest expense	0.66%	*	0.73%	0.77%	0.79%	(e)	0.78%	0.78%
Ratio of net investment income to average net assets	2.24%	*	3.43%	4.03%	3.33%	(e)	2.41%	2.06%
Portfolio turnover rate	85%		143%	101%	130%		167%	358%

See Footnote Summary on page 53.

See Notes to Financial Statements.

2009 Semi-Annual Report	45

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/09 (UNAUDITED)		YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/05	YEAR ENDED 9/30/04 (d)
Net asset value, beginning of period	$12.53		$12.50	$12.48	$12.51	$12.60	$12.69

Income from investment operations:
Investment income, net†	0.18		0.38	0.37	0.34	0.26	0.22
Net realized and unrealized gain (loss) on investment transactions	0.06		0.04	0.02	(0.03)	(0.09)	(0.07)

Total from investment operations	0.24		0.42	0.39	0.31	0.17	0.15

Less distributions:
Dividends from taxable net investment income	0		0	0	0	0	(0.01)
Dividends from tax-exempt net investment income	(0.18)		(0.39)	(0.37)	(0.34)	(0.26)	(0.21)
Distributions from net realized gain on investment transactions	0		0	0	0	0	(0.02)

Total distributions	(0.18)		(0.39)	(0.37)	(0.34)	(0.26)	(0.24)

Net asset value, end of period	$12.59		$12.53	$12.50	$12.48	$12.51	$12.60

Total return (a)	1.93%		3.35%	3.20%	2.51%	1.36%	1.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$403,762		$328,867	$251,456	$209,416	$258,300	$253,728
Average net assets (000 omitted)	$337,351		$277,346	$219,160	$228,571	$253,042	$240,126
Ratio of expenses to average net assets	0.62%	*	0.64%	0.66%	0.70% (e)	0.71%	0.69%
Ratio of net investment income to average net assets	2.83%	*	3.05%	3.00%	2.70% (e)	2.06%	1.81%
Portfolio turnover rate	15%		94%	60%	50%	100%	84%

See Footnote Summary on page 53.

See Notes to Financial Statements.

46	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/09 (UNAUDITED)		YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/05	Year Ended 9/30/04 (d)
Net asset value, beginning of period	$12.53		$12.49	$12.46	$12.47	$12.57	$12.67

Income from investment operations:
Investment income, net†	0.17		0.35	0.35	0.30	0.24	0.20
Net realized and unrealized gain (loss) on investment transactions	0.11		0.05	0.03	(0.01)	(0.10)	(0.10)

Total from investment operations	0.28		0.40	0.38	0.29	0.14	0.10

Less distributions:
Dividends from taxable net investment income	0		0	0	0	0	(0.01)
Dividends from tax-exempt net investment income	(0.17)		(0.36)	(0.35)	(0.30)	(0.24)	(0.19)

Total distributions	(0.17)		(0.36)	(0.35)	(0.30)	(0.24)	(0.20)

Net asset value, end of period	$12.64		$12.53	$12.49	$12.46	$12.47	$12.57

Total return (a)	2.22%		3.24%	3.12%	2.32%	1.11%	0.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$124,513		$141,225	$80,150	$75,510	$62,025	$71,637
Average net assets (000 omitted)	$126,061		$106,703	$77,929	$67,878	$68,266	$77,177
Ratio of expenses to average net assets	0.67%	*	0.69%	0.73%	0.81% (e)	0.81%	0.78%
Ratio of net investment income to average net assets	2.68%	*	2.81%	2.84%	2.38% (e)	1.88%	1.59%
Portfolio turnover rate	22%		134%	103%	83%	91%	90%

See Footnote Summary on page 53.

See Notes to Financial Statements.

2009 Semi-Annual Report	47

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/09 (UNAUDITED)		YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/05	YEAR ENDED 9/30/04 (d)
Net asset value, beginning of period	$12.40		$12.40	$12.38	$12.39	$12.47	$12.55

Income from investment operations:
Investment income, net†	0.17		0.37	0.38	0.32	0.25	0.22
Net realized and unrealized gain (loss) on investment transactions	0.09		0	0.02	(0.01)	(0.08)	(0.08)
Contributions from Adviser	0		0 (c)	0	0	0	0

Total from investment operations	0.26		0.37	0.40	0.31	0.17	0.14

Less distributions:
Dividends from taxable net investment income	0		0	0	0	0	(0.01)
Dividends from tax-exempt net investment income	(0.17)		(0.37)	(0.38)	(0.32)	(0.25)	(0.21)

Total distributions	(0.17)		(0.37)	(0.38)	(0.32)	(0.25)	(0.22)

Net asset value, end of period	$12.49		$12.40	$12.40	$12.38	$12.39	$12.47

Total return (a)	2.18%		3.08%	3.25%	2.52%	1.37%	1.16%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$192,390		$161,836	$110,878	$102,756	$123,058	$123,176
Average net assets (000 omitted)	$164,586		$132,487	$106,936	$113,877	$122,925	$123,457
Ratio of expenses to average net assets	0.65%	*	0.67%	0.69%	0.74% (e)	0.74%	0.74%
Ratio of net investment income to average net assets	2.72%	*	2.98%	3.04%	2.55% (e)	2.00%	1.80%
Portfolio turnover rate	14%		103%	66%	52%	98%	68%

See Footnote Summary on page 53.

See Notes to Financial Statements.

48	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/05	YEAR ENDED 9/30/04 (d)
Net asset value, beginning of period	$13.81	$14.00	$14.03	$14.06	$14.27	$14.34

Income from investment operations:
Investment income, net†	0.24	0.48	0.46	0.46	0.44	0.45
Net realized and unrealized gain (loss) on investment transactions	0.32	(0.19)	(0.03)	(0.03)	(0.21)	(0.07)

Total from investment operations	0.56	0.29	0.43	0.43	0.23	0.38

Less distributions:
Dividends from taxable net investment income	0	0	0	0	0	(0.02)
Dividends from tax-exempt net investment income	(0.24)	(0.48)	(0.46)	(0.46)	(0.44)	(0.43)
Distributions from net realized gain on investment transactions	(0.01)	0	0	0	0	0

Total distributions	(0.25)	(0.48)	(0.46)	(0.46)	(0.44)	(0.45)

Net asset value, end of period	$14.12	$13.81	$14.00	$14.03	$14.06	$14.27

Total return (a)	4.14%	2.04%	3.14%	3.12%	1.62%	2.73%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$4,596,847	$5,065,599	$4,653,605	$3,693,513	$2,976,421	$2,509,749
Average net assets (000 omitted)	$4,740,233	$5,052,989	$4,174,406	$3,309,135	$2,752,982	$2,261,248
Ratio of expenses to average net assets	0.57% *	0.57%	0.58%	0.59% (e)	0.61%	0.61%
Ratio of net investment income to average net assets	3.45% *	3.38%	3.32%	3.29% (e)	3.09%	3.19%
Portfolio turnover rate	1%	28%	18%	29%	28%	41%

See Footnote Summary on page 53.

See Notes to Financial Statements.

2009 Semi-Annual Report	49

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	CALIFORNIA MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/05	YEAR ENDED 9/30/04 (d)
Net asset value, beginning of period	$13.96	$14.18	$14.21	$14.23	$14.38	$14.46

Income from investment operations:
Investment income, net†	0.24	0.48	0.46	0.45	0.43	0.43
Net realized and unrealized gain (loss) on investment transactions	0.19	(0.22)	(0.03)	(0.02)	(0.13)	(0.07)

Total from investment operations	0.43	0.26	0.43	0.43	0.30	0.36

Less distributions:
Dividends from taxable net investment income	0	0	0	0	0	(0.02)
Dividends from tax-exempt net investment income	(0.24)	(0.48)	(0.46)	(0.45)	(0.44)	(0.41)
Distributions from net realized gain on investment transactions	(0.04)	0	0	0	(0.01)	(0.01)

Total distributions	(0.28)	(0.48)	(0.46)	(0.45)	(0.45)	(0.44)

Net asset value, end of period	$14.11	$13.96	$14.18	$14.21	$14.23	$14.38

Total return (a)	3.11%	1.83%	3.12%	3.11%	2.09%	2.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,163,572	$1,363,736	$1,380,197	$1,194,575	$983,388	$843,206
Average net assets (000 omitted)	$1,237,087	$1,414,368	$1,294,527	$1,073,155	$898,450	$752,372
Ratio of expenses to average net assets	0.62% *	0.62%	0.62%	0.63% (e)	0.65%	0.64%
Ratio of net investment income to average net assets	3.42% *	3.38%	3.27%	3.20% (e)	3.04%	3.01%
Portfolio turnover rate	1%	26%	27%	23%	30%	52%

See Footnote Summary on page 53.

See Notes to Financial Statements.

50	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/05	YEAR ENDED 9/30/04 (d)
Net asset value, beginning of period	$13.61	$13.83	$13.86	$13.91	$14.11	$14.21

Income from investment operations:
Investment income, net†	0.23	0.47	0.47	0.47	0.46	0.47
Net realized and unrealized gain (loss) on investment transactions	0.24	(0.22)	(0.03)	(0.05)	(0.20)	(0.10)

Total from investment operations	0.47	0.25	0.44	0.42	0.26	0.37

Less distributions:
Dividends from taxable net investment income	0	0	0	0	0	(0.01)
Dividends from tax-exempt net investment income	(0.24)	(0.47)	(0.47)	(0.47)	(0.46)	(0.46)
Distributions from net realized gain on investment transactions	(0.04)	0	0	0	0	0

Total distributions	(0.28)	(0.47)	(0.47)	(0.47)	(0.46)	(0.47)

Net asset value, end of period	$13.80	$13.61	$13.83	$13.86	$13.91	$14.11

Total return (a)	3.48%	1.80%	3.24%	3.09%	1.90%	2.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,595,238	$1,817,154	$1,722,790	$1,484,265	$1,274,466	$1,121,213
Average net assets (000 omitted)	$1,670,217	$1,828,067	$1,608,192	$1,364,506	$1,190,723	$1,055,386
Ratio of expenses to average net assets	0.61% *	0.61%	0.61%	0.62% (e)	0.63%	0.63%
Ratio of net investment income to average net assets	3.44% *	3.38%	3.42%	3.40% (e)	3.30%	3.31%
Portfolio turnover rate	2%	24%	24%	21%	32%	39%

See Footnote Summary on page 53.

See Notes to Financial Statements.

2009 Semi-Annual Report	51

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION PLUS PORTFOLIO SHORT DURATION PLUS CLASS

	SIX MONTHS ENDED 3/31/09 (UNAUDITED)		YEAR ENDED 9/30/08		YEAR ENDED 9/30/07	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05	YEAR ENDED 9/30/04
Net asset value, beginning of period	$11.45		$12.24		$12.31	$12.39		$12.67	$12.84

Income from investment operations:
Investment income, net†	0.18		0.46		0.55	0.49		0.37	0.30
Net realized and unrealized loss on investment transactions	(0.10)		(0.77)		(0.05)	(0.05)		(0.24)	(0.12)

Total from investment operations	0.08		(0.31)		0.50	0.44		0.13	0.18

Less distributions:
Dividends from taxable net investment income	(0.19)		(0.48)		(0.57)	(0.52)		(0.40)	(0.33)
Distributions from net realized gain on investment transactions	0		0		0	0		(0.01)	(0.02)

Total distributions	(0.19)		(0.48)		(0.57)	(0.52)		(0.41)	(0.35)

Net asset value, end of period	$11.34		$11.45		$12.24	$12.31		$12.39	$12.67

Total return (a)	0.69%		(2.61	)%**	4.15%	3.65%		1.10%	1.37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$373,387		$369,337		$339,266	$375,908		$398,787	$421,881
Average net assets (000 omitted)	$348,660		$342,890		$355,957	$383,702		$410,072	$411,043
Ratio of expenses to average net assets	0.64%	*	0.64%		0.65%	0.66%	(e)	0.68%	0.70%
Ratio of expenses to average net assets excluding interest expense	0.64%	*	0.64%		0.65%	0.66%	(e)	0.68%	0.68%
Ratio of net investment income to average net assets	3.21%	*	3.88%		4.52%	4.00%	(e)	2.97%	2.39%
Portfolio turnover rate	51%		116%		127%	157%		220%	359%

See Footnote Summary on page 53.

See Notes to Financial Statements.

52	Sanford C. Bernstein Fund, Inc.

*	Annualized.
**	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance of the Intermediate Duration Portfolio for the six months ended March 31, 2009 by 0.01% and year ended September 30, 2008 by 0.02% and of the Short Duration Plus Portfolio for the year ended September 30, 2008 by 0.05%.
^	The total return for the Intermediate Duration Portfolio includes the impact of losses resulting from swap counterparty exposure to Lehman Brothers, which detracted from the performance of the Portfolio for the year ended September 30, 2008 by (.16)%.
†	Based on average shares outstanding.
(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(b)	This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the applicable portfolio transaction fee. Effective May 2, 2005 the portfolio transaction fee payable when shares of the Portfolio are purchased or sold was reduced from 2.00% to 1.00%. Total return to a shareholder for the six months ended March 31, 2009 and the years ending September 30, 2008, September 30, 2007, September 30, 2006, September 30, 2005, and September 30, 2004, without taking into account these transaction fees would have been (30.89)%, (34.93)%, 53.46%, 16.21%, 53.35%, and 40.22%, respectively.
(c)	Amount is less than .005.
(d)	As of October 1, 2003, the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to October 1, 2003, these interim payments were reflected within interest income in the Statement of Operations. For the year ended September 30, 2004, the effect of this change was to increase net investment income and decrease net realized and unrealized gain (loss) on investment transaction per share by less than $0.01 for Short Duration Diversified, Short Duration California, Short Duration New York, Diversified Municipal, California Municipal and New York Municipal Class. The effect on the ratio of the net investments income per share was as follows:

YEAR ENDED 9/30/04
Short Duration Diversified	0.03%
Short Duration California	0.00%
Short Duration New York	0.01%
Diversified Municipal Class	0.01%
California Municipal Class	0.00%
New York Municipal Class	0.01%

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

See Notes to Financial Statements.

2009 Semi-Annual Report	53

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund currently comprises 12 portfolios (“Portfolios”), each with its own investment objectives. There are three international equity portfolios, Tax-Managed International, International and Emerging Markets, and nine fixed-income portfolios, Intermediate Duration, Short Duration Plus, U.S. Government Short Duration, Short Duration Diversified Municipal, Short Duration California Municipal, Short Duration New York Municipal, Diversified Municipal, California Municipal and New York Municipal.

Effective February 1, 2002, each of the Diversified Municipal Portfolio, California Municipal Portfolio and New York Municipal Portfolio (collectively, Bernstein “Intermediate Municipal Portfolios”) commenced offering of AllianceBernstein Intermediate Municipal Class A, Class B and Class C Shares (collectively, “Intermediate Municipal Retail Classes”) in addition to the existing share class of the Intermediate Municipal Portfolios (each, a “Municipal Class”). Effective May 21, 2003, the Short Duration Plus Portfolio commenced offering of AllianceBernstein Short Duration Class A, Class B and Class C Shares (collectively, “Short Duration Retail Classes”) in addition to the existing Short Duration Plus Class shares. Effective January 30, 2004, the Tax-Managed International and International Portfolios commenced distribution of AllianceBernstein Tax-Managed International and AllianceBernstein International Class A, Class B and Class C Shares (collectively, “International Retail Classes”) in addition to the existing Tax-Managed International and International Class Shares, respectively. Collectively, the Intermediate Retail Classes, Short Duration Retail Classes and International Retail Classes are the “Retail Classes.” The financial highlights of the Retail Classes are presented in separate financial reports. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter markets (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In

54	Sanford C. Bernstein Fund, Inc.

addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note 1.B).

B.	Fair Value Measurements

The Portfolios adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective October 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investment
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2009:

	TAX-MANAGED INTERNATIONAL PORTFOLIO			INTERNATIONAL PORTFOLIO
LEVEL	INVESTMENTS IN SECURITIES		OTHER FINANCIAL INSTRUMENTS*	INVESTMENTS IN SECURITIES		OTHER FINANCIAL INSTRUMENTS*
Level 1	$178,181,210		$(121,717)	$68,109,601		$423,859
Level 2	3,483,396,568	+	(19,320,664)	1,646,802,669	+	(7,217,845)
Level 3	9,632,047		0	4,771,510		0
Total	$3,671,209,825		$(19,442,381)	$1,719,683,780		$(6,793,986)

	EMERGING MARKETS PORTFOLIO			INTERMEDIATE DURATION PORTFOLIO
LEVEL	INVESTMENTS IN SECURITIES		OTHER FINANCIAL INSTRUMENTS*	INVESTMENTS IN SECURITIES	OTHER FINANCIAL INSTRUMENTS*
Level 1	$278,692,652		$0	$0	$0
Level 2	930,354,849	+	0	3,885,806,880	2,250,623
Level 3	24,967,362		0	321,966,257	24,161,741
Total	$1,234,014,863		$0	$4,207,776,137	$26,412,364

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO		SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
LEVEL	INVESTMENTS IN SECURITIES	OTHER FINANCIAL INSTRUMENTS*	INVESTMENTS IN SECURITIES	OTHER FINANCIAL INSTRUMENTS*
Level 1	$0	$0	$0	$0
Level 2	177,859,347	0	427,805,845	0
Level 3	299,027	0	0	0
Total	$178,158,374	$0	$427,805,845	$0

2009 Semi-Annual Report	55

Notes to Financial Statements (continued)

	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO		SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO
LEVEL	INVESTMENTS IN SECURITIES	OTHER FINANCIAL INSTRUMENTS*	INVESTMENTS IN SECURITIES	OTHER FINANCIAL INSTRUMENTS*
Level 1	$0	$0	$0	$0
Level 2	125,930,539	0	196,581,416	0
Level 3	0	0	0	0
Total	$125,930,539	$0	$196,581,416	$0

	DIVERSIFIED MUNICIPAL PORTFOLIO		CALIFORNIA MUNICIPAL PORTFOLIO
LEVEL	INVESTMENTS IN SECURITIES	OTHER FINANCIAL INSTRUMENTS*	INVESTMENTS IN SECURITIES	OTHER FINANCIAL INSTRUMENTS*
Level 1	$0	$0	$0	$0
Level 2	4,659,431,720	0	1,175,709,002	0
Level 3	0	1,427,388	0	0
Total	$4,659,431,720	$1,427,388	$1,175,709,002	$0

	NEW YORK MUNICIPAL PORTFOLIO		SHORT DURATION PLUS PORTFOLIO
LEVEL	INVESTMENTS IN SECURITIES	OTHER FINANCIAL INSTRUMENTS*	INVESTMENTS IN SECURITIES	OTHER FINANCIAL INSTRUMENTS*
Level 1	$0	$0	$0	$404,074
Level 2	1,642,832,814	0	429,432,925	0
Level 3	0	0	26,696,355	0
Total	$1,642,832,814	$0	$456,129,280	$404,074

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	TAX-MANAGED INTERNATIONAL PORTFOLIO		INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO
	INVESTMENTS IN SECURITIES		INVESTMENTS IN SECURITIES	INVESTMENTS IN SECURITIES
Balance as of 9/30/08	$0		$0	$54,391,781
Accrued discounts/premiums	0		0	0
Realized gain (loss)	0		(4,291,948)	(24,967,393)
Change in unrealized appreciation/depreciation	(632,622)		(164,350)	2,404,030
Net purchases (sales)	10,264,669		9,227,808	(6,861,056)
Net transfers in and /or out of Level 3	0		0	0

Balance as of 3/31/09	$9,632,047		$4,771,510	$24,967,362

Net change in unrealized appreciation/depreciation from investments held as of 3/31/09	$(632,622	)*	$(164,350)*	$832,252 *

56	Sanford C. Bernstein Fund, Inc.

	INTERMEDIATE DURATION PORTFOLIO		U.S. GOVERNMENT SHORT DURATION PORTFOLIO
	INVESTMENTS IN SECURITIES	OTHER FINANCIAL INSTRUMENTS	INVESTMENTS IN SECURITIES
Balance as of 9/30/08	$430,141,562	$(12,081,562)	$1,136,584
Accrued discounts/premiums	340,686	0	(118)
Realized gain (loss)	(45,135,292)	7,724,193	(147,596)
Change in unrealized appreciation/depreciation	(46,593,566)	36,243,303	(81,406)
Net purchases (sales)	(34,043,008)	(7,724,193)	(608,437)
Net transfers in and /or out of Level 3	17,255,875	0	0

Balance as of 3/31/09	$321,966,257	$24,161,741	$299,027

Net change in unrealized appreciation/depreciation from investments held as of 3/31/09	$(62,057,605)*	$33,969,940 *	$(195,417)*

	DIVERSIFIED MUNICIPAL PORTFOLIO		SHORT DURATION PLUS PORTFOLIO
	OTHER FINANCIAL INSTRUMENTS		INVESTMENTS IN SECURITIES	OTHER FINANCIAL INSTRUMENTS
Balance as of 9/30/08	$451,472		$47,222,908	$29,078
Accrued discounts/premiums	0		2,433	0
Realized gain (loss)	0		(7,260,455)	305,339
Change in unrealized appreciation/depreciation	975,916		(4,719,970)	(29,078)
Net purchases (sales)	0		(8,548,561)	(305,339)
Net transfers in and /or out of Level 3	0		0	0

Balance as of 3/31/09	$1,427,388		$26,696,355	$0

Net change in unrealized appreciation/depreciation from investments held as of 3/31/09	$975,916	*	$(8,619,687)*	0 *

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

C.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 12:00 p.m., Eastern time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

2009 Semi-Annual Report	57

Notes to Financial Statements (continued)

The Tax-Managed International Portfolio, International Portfolio, Emerging Markets Portfolio and Intermediate Duration Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

E.	Currency Transactions

The Tax-Managed International Portfolio, International Portfolio, Emerging Markets Portfolio, Intermediate Duration Portfolio and Short Duration Plus Portfolio may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

Forward contracts used to protect the Portfolios from adverse currency movements involve the risk that the Manager may not accurately predict currency movements. As a result, total return could be adversely affected. The Manager may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Non-U.S. Stock Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

F.	Futures Contracts

The Portfolios may buy or sell financial futures contracts for the purpose of hedging their portfolio against adverse effects of anticipated movements in the market. The Portfolios bear the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Tax-Managed International and International Portfolios may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described above under “Currency Transactions”.

At the time the Portfolios enter into a futures contract, the Portfolios deposit and maintain as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

G.	Written Options

When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as an asset and a corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the option. When a call option is exercised, a Portfolio realizes a gain or loss on the underlying security, with the proceeds from the security sale increased by the amount of the option premium received. When a put option is exercised, the cost basis of the security purchased by a Portfolio is reduced by the option premium received. For the six months ended March 31, 2009, the Portfolios had no transactions in written options.

58	Sanford C. Bernstein Fund, Inc.

H.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Portfolios’ tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

I.	Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

J.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value. Each Portfolio segregates cash and/or marketable securities at least equal in value to its purchase commitment for when-issued or delayed-delivery securities, and segregates portfolio securities on a delayed-delivery basis.

K.	Distribution of Income and Gains

Net investment income of each Portfolio except the Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Dividends from net investment income, if any, of the Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

L.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

2009 Semi-Annual Report	59

Notes to Financial Statements (continued)

M.	Portfolio Transaction Fee

The Emerging Markets Portfolio imposes a 1.00% fee on purchases and redemptions. This fee is retained by the Portfolio and is included in the financial statements as a component of additional paid-in capital.

N.	Securities Lending

Each Portfolio may enter into securities lending transactions. By lending its portfolio securities, a Portfolio attempts to increase its income through the interest earned on the loan. It is the policy of each Portfolio to receive collateral consisting of cash or U.S. Government securities in an amount at least equal to the value of the securities loaned. Under the terms of the securities lending agreement, security voting rights pass to the borrower, although the Portfolio can at will terminate a loan and regain the right to vote. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that collateral levels are maintained. Cash collateral received is invested by the securities lending agent in liquid short-term investments such as repurchase agreements and overnight time deposits pursuant to investment guidelines set forth by the Fund. Cash collateral received is recorded as an asset as well as a corresponding liability in the statements of assets and liabilities.

As of March 31, 2009, the Portfolios had no securities out on loan. The International Portfolio earned $50,171 from securities lending transactions for the six months ended March 31, 2009. The amount is reflected in the statements of operations as a component of interest income.

O.	Swap Agreements

Each Portfolio may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. Certain Portfolios may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described above under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default or bankruptcy/insolvency.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps on the statement of operations, in addition to realized gain/loss recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

Credit Default Swaps:

During the period ended March 31, 2009, the Portfolios adopted FASB Staff Position FAS No. 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”). The Position amends FASB Statement No. 133 (“FAS 133”), “Accounting for Derivative Instruments and Hedging Activities”, and FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees”. Consequently, the Portfolios have amended its portfolio of investments and notes to financial statements disclosures in accordance with the Position.

The Portfolios may enter into credit default swaps. The Portfolios may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. The accrual for these interim payments is recorded within

60	Sanford C. Bernstein Fund, Inc.

unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain from swaps on the statement of operations. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose its investment. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads and, with respect to buy contracts, increasing market values, in absolute terms when compared to the notional amount of the swap, typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

In certain circumstances Maximum Payout amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty.

P.	Reverse Repurchase Agreements

Under a reverse repurchase agreement, a Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. At March 31, 2009, the Fund had not entered into any reverse repurchase agreements.

Q.	Mortgage-Backed Dollar Rolls

The Intermediate Duration Portfolio, the U.S. Government Short Duration Portfolio and the Short Duration Plus Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and such Portfolio’s simultaneously contracting to repurchase similar securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. In consideration for entering into the commitment to repurchase the Portfolios are compensated by “fee income”, which is received when the Portfolios enter into the commitment. Such fee income is recorded as deferred income and accrued by each Portfolio over the roll period. Dollar rolls involve the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolios. For the six months ended March 31, 2009, the Portfolio had no transactions in dollar rolls.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and

2009 Semi-Annual Report	61

Notes to Financial Statements (continued)

expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

Each of the Portfolios of Sanford C. Bernstein Fund, Inc. pays the Adviser an investment management fee, based on the annual rate, for such services as follows:

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
	FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Tax-Managed International Portfolio	0.925%	0.850%	0.800%	0.750%	0.650%	0.600%

		FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
International Portfolio		0.925%	0.850%	0.800%	0.750%	0.650%

		FIRST $1 BILLION	NEXT $1 BILLION	NEXT $1 BILLION	NEXT $3 BILLION	THEREAFTER
Emerging Markets Portfolio		1.175%	1.050%	1.000%	0.900%	0.850%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Intermediate Duration Portfolio		0.500%	0.450%	0.400%	0.350%	0.300%

			FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
New York Municipal, California Municipal and Diversified Municipal Portfolios			0.500%	0.450%	0.400%	0.350%

					FIRST $750 MILLION	THEREAFTER
Short Duration California Municipal, Short Duration Diversified Municipal, Short Duration New York Municipal, U.S. Government Short Duration and Short Duration Plus Portfolios					0.450%	0.400%

Prior to November 1, 2007 each of the Portfolios paid the Adviser an investment management fee, based on the annual rate, for such services as follows:

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
FIRST $1 BILLION		NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Tax-Managed International and International Portfolios	0.925%	0.850%	0.800%	0.750%	0.650%

		FIRST $1 BILLION	NEXT $1 BILLION	NEXT $1 BILLION	THEREAFTER
Emerging Markets Portfolio		1.175%	1.050%	1.000%	0.900%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
New York Municipal, California Municipal, Diversified Municipal and Intermediate Duration Portfolios		0.500%	0.450%	0.400%	0.350%

				FIRST $750 MILLION	THEREAFTER
Short Duration California Municipal, Short Duration Diversified Municipal and Short Duration New York Municipal Portfolios				0.450%	0.400%

62	Sanford C. Bernstein Fund, Inc.

ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
	FIRST $250 MILLION	NEXT $500 MILLION	THEREAFTER
U.S. Government Short Duration and Short Duration Plus Portfolios	0.500%	0.450%	0.400%

During the six months ended March 31, 2009, the Adviser reimbursed the Tax-Managed International Portfolio $1,270 for trading losses incurred due to trade entry errors. During the year ended September 30, 2008, the Adviser reimbursed the Emerging Markets Portfolio and Short Duration New York Municipal Portfolio, $226,581 and $270, respectively, for trading losses incurred due to trade entry errors.

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. The Shareholder Servicing Agreement does not apply to the Retail Classes. Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio except the Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio to the Adviser for services is .10 of 1% of the average daily net assets of each Portfolio during the month, and the fee paid by the Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio for services is .25 of 1% of the average daily net assets of each Portfolio during the month.

Under a Transfer Agency Agreement between the Sanford C. Bernstein Fund, Inc., on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the six months ended March 31, 2009, the compensation retained by ABIS amounted to: Tax-Managed International Portfolio, $9,000; International Portfolio, $18,665; Diversified Municipal Portfolio, $11,792; California Municipal Portfolio, $9,000; New York Municipal Portfolio, $9,000; and Short Duration Plus Portfolio, $20,550.

For the six months ended March 31, 2009, the expenses for the Retail Classes of the Tax-Managed International Portfolio, International Portfolio, Diversified Municipal Portfolio, California Municipal Portfolio, New York Municipal Portfolio and Short Duration Plus Portfolio were reduced under an expense offset arrangement with ABIS by $18, $168, $77, $36, $59 and $115, respectively.

C.	Distribution Arrangements—the Funds Except the Retail Classes

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the 12 Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Distribution Arrangements—the Retail Classes Only

The Retail Classes of the Tax-Managed International Portfolio and International Portfolio, the Intermediate Municipal Portfolios, and the Short Duration Plus Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A Shares, 1% of the Class B and Class C Shares, and .50 of 1% of the Class R Shares of the respective average daily net assets attributable to the Retail

2009 Semi-Annual Report	63

Notes to Financial Statements (continued)

Classes. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has incurred expenses in excess of the distribution costs reimbursed by each of the Retail Classes as follows:

	TAX-MANAGED INTERNATIONAL	INTERNATIONAL	DIVERSIFIED MUNICIPAL	CALIFORNIA MUNICIPAL	NEW YORK MUNICIPAL	SHORT DURATION PLUS
Class B	$219,158	$207,869	$514,169	$530,779	$800,285	$186,089
Class C	1,029,830	1,181,724	1,761,453	983,355	1,389,642	726,354

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E.	Other Transactions with Affiliates

Class A Shares of the Retail Classes are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B Shares of the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Class B Shares of the Tax-Managed International Portfolio and the International Portfolio are currently sold with a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar month of purchase for the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio, and eight years after the end of the calendar month of purchase for the Tax-Managed International Portfolio and the International Portfolio. Class C Shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R Shares are not currently being offered but would be sold without an initial or contingent deferred sales charge and would be offered to certain group retirement plans.

AllianceBernstein Investments, Inc., has advised Sanford C. Bernstein Fund, Inc., that it has retained front-end sales charges from sales of Class A Shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B, and Class C Shares for the six months ended March 31, 2009, as follows:

PORTFOLIO	FRONT-END SALES CHARGES CLASS A	CONTINGENT DEFERRED SALES CHARGES
		CLASS A	CLASS B	CLASS C
Tax-Managed International	$2	$0	$227	$164
International	220	63	1,369	960
Diversified Municipal	7,129	817	1,994	297
California Municipal	1,687	0	3,618	447
New York Municipal	2,661	6,906	2,334	3,194
Short Duration Plus	5,858	41	14,186	2,962

For the six months ended March 31, 2009, none of the Portfolios paid brokerage commissions to Sanford C. Bernstein & Co., LLC or Sanford C. Bernstein & Co., Ltd.

64	Sanford C. Bernstein Fund, Inc.

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the period from October 1, 2008 through March 31, 2009, the Portfolios had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Tax-Managed International	$1,816,245,150	$0	$1,919,170,677	$0
International	954,762,888	0	979,105,292	0
Emerging Markets	427,045,871	0	502,239,819	0
Intermediate Duration	637,815,559	778,124,743	736,083,728	1,206,853,951
U.S. Government Short Duration	17,517,115	166,008,935	6,332,482	108,921,560
Short Duration Diversified Municipal	110,343,908	0	47,865,210	0
Short Duration California Municipal	25,835,734	0	27,237,019	0
Short Duration New York Municipal	44,587,821	0	21,408,818	0
Diversified Municipal	55,624,600	0	620,555,621	0
California Municipal	9,050,228	0	230,904,574	0
New York Municipal	30,609,439	0	269,150,141	0
Short Duration Plus	87,532,003	182,606,343	43,475,323	164,569,983

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

	GROSS UNREALIZED		NET UNREALIZED APPRECIATION/ (DEPRECIATION)
PORTFOLIO	APPRECIATION	(DEPRECIATION)
Tax-Managed International	$54,684,052	$(1,683,943,645)	$(1,629,259,593)
International	17,579,512	(886,941,255)	(869,361,743)
Emerging Markets	88,065,495	(466,674,598)	(378,609,103)
Intermediate Duration	66,573,928	(611,550,593)	(544,976,665)
U.S. Government Short Duration	2,439,700	(1,176,892)	1,262,808
Short Duration Diversified Municipal	4,225,540	(3,948,243)	277,297
Short Duration California Municipal	1,939,781	(1,040,086)	899,695
Short Duration New York Municipal	2,171,731	(1,364,063)	807,668
Diversified Municipal	155,048,997	(104,628,105)	50,420,892
California Municipal	27,919,937	(26,584,957)	1,334,980
New York Municipal	43,024,664	(41,503,975)	1,520,689
Short Duration Plus	6,506,852	(30,139,382)	(23,632,530)

2009 Semi-Annual Report	65

Notes to Financial Statements (continued)

B.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2009 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2008 and September 30, 2007 were as follows:

	2008	2007
Tax-Managed International
Distributions paid from:
Ordinary income	$137,298,624	$143,559,477
Net long-term capital gains	953,870,770	864,363,924

Total distributions paid	$1,091,169,394	$1,007,923,401

International
Distributions paid from:
Ordinary income	$69,148,958	$67,882,580
Net long-term capital gains	452,837,918	427,641,169

Total distributions paid	$521,986,876	$495,523,749

Emerging Markets
Distributions paid from:
Ordinary income	$124,979,764	$60,553,205
Net long-term capital gains	555,335,033	304,193,927

Total distributions paid	$680,314,797	$364,747,132

Intermediate Duration
Distributions paid from:
Ordinary income	$272,955,687	$214,388,415
Net long-term capital gains	0	0

Total distributions paid	$272,955,687	$214,388,415

U.S. Government Short Duration
Distributions paid from:
Ordinary income	$3,283,780	$3,406,785

Total distributions paid	$3,283,780	$3,406,785

Short Duration Diversified Municipal
Distributions paid from:
Ordinary income	$29,403	$38,011

Total taxable distributions paid	29,403	38,011
Tax exempt distributions	8,432,664	6,514,566

Total distributions paid	$8,462,067	$6,552,577

Short Duration California Municipal
Distributions paid from:
Ordinary income	$7,230	$21,658

Total taxable distributions paid	7,230	21,658
Tax exempt distributions	2,991,534	2,185,148

Total distributions paid	$2,998,764	$2,206,806

66	Sanford C. Bernstein Fund, Inc.

	2008	2007
Short Duration New York Municipal
Distributions paid from:
Ordinary income	$5,422	$4,131

Total taxable distributions paid	5,422	4,131
Tax exempt distributions	3,942,522	3,234,129

Total distributions paid	$3,947,944	$3,238,260

Diversified Municipal
Distributions paid from:
Ordinary income	$680,969	$687,927

Total taxable distributions paid	680,969	687,927
Tax exempt distributions	172,884,125	140,196,093

Total distributions paid	$173,565,094	$140,884,020

California Municipal
Distributions paid from:
Ordinary income	$188,762	$174,797

Total taxable distributions paid	188,762	174,797
Tax exempt distributions	49,020,899	43,369,070

Total distributions paid	$49,209,661	$43,543,867

New York Municipal
Distributions paid from:
Ordinary income	$275,506	$290,018

Total taxable distributions paid	275,506	290,018
Tax exempt distributions	63,336,652	56,590,940

Total distributions paid	$63,612,158	$56,880,958

Short Duration Plus
Distributions paid from:
Ordinary income	$15,809,692	$19,148,311

Total distributions paid	$15,809,692	$19,148,311

As of September 30, 2008, the components of accumulated earnings/(deficits) on a tax basis were as follows:

	ORDINARY INCOME		LONG-TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER GAINS (LOSSES)(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
Tax-Managed International	$163,009,851		$0	$0	$(1,262,980,666)	$(1,099,970,815)
International	74,674,851		0	0	(694,838,095)	(620,163,244)
Emerging Markets	27,676,200		106,186,706	0	(249,308,442)	(115,445,536)
Intermediate Duration	12,827,612		34,375,779	0	(427,879,580)	(380,676,189)
U.S. Government Short Duration	147,798		0	(2,381,298)	(258,465)	(2,491,965)
Short Duration Diversified Municipal	247,287	(a)	0	(956,587)	(1,054,053)	(1,763,353)
Short Duration California Municipal	95,386	(a)	0	(225,359)	(100,750)	(230,723)

2009 Semi-Annual Report	67

Notes to Financial Statements (continued)

	ORDINARY INCOME		LONG-TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER GAINS (LOSSES)(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
Short Duration New York Municipal	$125,516	(a)	$0	$(960,250)	$(288,149)	$(1,122,883)
Diversified Municipal	4,531,224	(a)	4,462,743	0	(50,497,863)	(41,503,896)
California Municipal	1,077,459	(a)	3,354,065	0	(13,800,438)	(9,368,914)
New York Municipal	1,629,661	(a)	5,156,371	0	(21,634,529)	(14,848,497)
Short Duration Plus	59,743		0	(15,029,025)	(26,000,892)	(40,970,174)

(a)	Includes tax exempt income as shown below:

Short Duration Diversified Municipal	$247,287
Short Duration California Municipal	95,386
Short Duration New York Municipal	125,516
Diversified Municipal	4,531,224
California Municipal	1,077,459
New York Municipal	1,629,661

(b)	At September 30, 2008, the following Portfolios had capital loss carryforwards as shown below:

	CAPITAL LOSS CARRYFORWARD AMOUNT	EXPIRATION
U.S. Government Short Duration	$674,740	9/30/2013
U.S. Government Short Duration	837,119	9/30/2014
U.S. Government Short Duration	869,439	9/30/2015
Short Duration Diversified Municipal	387,001	9/30/2014
Short Duration Diversified Municipal	569,586	9/30/2015
Short Duration California Municipal	81,108	9/30/2014
Short Duration California Municipal	144,251	9/30/2015
Short Duration New York Municipal	217,806	9/30/2009
Short Duration New York Municipal	69,293	9/30/2011
Short Duration New York Municipal	601,536	9/30/2014
Short Duration New York Municipal	71,615	9/30/2015
Short Duration Plus	3,594,854	9/30/2013
Short Duration Plus	6,491,604	9/30/2014
Short Duration Plus	4,022,522	9/30/2015
Short Duration Plus	920,045	9/30/2016

(c)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to tax deferral of losses on wash sales and straddles, swap income (loss) accrual and the mark to market of forward foreign currency contracts, futures contracts and passive foreign investment companies (PFICs).

(d)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to post-October loss deferrals and dividends payable to shareholders.

68	Sanford C. Bernstein Fund, Inc.

At September 30, 2008, the following Portfolios had post-October loss deferral as shown below.

For tax purposes, these losses are deemed to arise on October 1, 2008:

POST-OCTOBER CAPITAL LOSS DEFERRAL
Tax-Managed International	$109,108,138
International	46,282,829
Short Duration Plus	5,696,587

During the year ended September 30, 2008, capital loss carryforwards were utilized by the Portfolios as shown below:

CAPITAL LOSS CARRYFORWARD UTILIZED
Intermediate Duration	$23,073,381
U.S. Government Short Duration	97,800
Short Duration Diversified Municipal	833,685
Short Duration California Municipal	228,065
Short Duration New York Municipal	249,789
Diversified Municipal	8,500,938
California Municipal	2,139,362
New York Municipal	344,785

NOTE 4.	Risks Involved in Investing in the Portfolios

Emerging Markets and International Portfolios—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Fixed Income Portfolios—Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

During the year ended September 30, 2008, the Intermediate Duration Portfolio had swap counterparty exposure to Lehman Brothers, which filed for bankruptcy on September 15, 2008. As a result, on September 18, 2008, the Portfolio terminated all outstanding interest rate swaps with Lehman Brothers prior to their scheduled maturity dates. Due to the change in the value of the swap contracts, the Portfolio had a collateral shortfall of $9,022,275, of which $8,007,269 was recorded as a realized loss to the Portfolio and the remaining balance of $1,015,016 is expected to be recovered through bankruptcy proceedings. In addition, the Portfolio had recorded losses of $457,227 on Lehman Brothers securities held due to the write-off of interest receivables.

2009 Semi-Annual Report	69

Notes to Financial Statements (continued)

Derivatives Risk—All Portfolios may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments.

Concentration of Credit Risk—The two California Municipal Portfolios and two New York Municipal Portfolios invest primarily in securities issued by the State of California and New York, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

The Municipal Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. When issued, insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing insured securities, the Adviser gives consideration to both the insurer and the credit quality of the underlying issuer. The purpose of the insurance is to reduce the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying issuer and providing additional security for payment of the principal and interest. Certain of the insurance companies that insure municipal securities insure other types of securities, including some involving subprime mortgages. The credit quality of subprime mortgage securities has declined and some bond insurers’ risk of having to make payments to holders of subprime mortgage securities has increased. Because of this risk, the credit ratings of some insurance companies have been downgraded and may be further downgraded; it is possible that certain insurance companies may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

The Adviser believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Fund. The Fund is diversified by bond insurer, reducing the exposure to any single insurer. In addition, the Adviser believes that the generally investment grade underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

NOTE 5.	Capital-Share Transactions

As of March 31, 2009, the Sanford C. Bernstein Fund, Inc., has authorized 9 billion shares of common stock, par value $0.001 per share, of which 8.7 billion are divided into 12 Portfolios. It has allocated 1.2 billion to the Tax-Managed International Portfolio of which 600 million is allocated to the Tax-Managed International Class Shares and 200 million to each of the three retail classes of shares; 600 million to the Intermediate Duration Portfolio; 1.4 billion to the International Portfolio of which 600 million is allocated to the International Class Shares, 200 million to each of the three retail classes of shares and 200 million to the retirement class of shares (which is not currently being offered); 2 billion to the Diversified Municipal Portfolio, of which 400 million is allocated to each of the three retail classes of shares and 800 million allocated to the Municipal Class Shares; 200 million each to the Emerging Markets Portfolio and the U.S. Government Short Duration Portfolio; 800 million to the California Municipal Portfolio divided evenly into four classes; 1 billion allocated to the New York Portfolio, of which 200 million is allocated to each of the three retail classes of shares and 400 million allocated to the Municipal Class Shares; 1 billion to the Short Duration Plus Portfolio, 200 million each to the four classes and 200 million to the retirement class of shares (which is not currently being offered); and 100 million each to the Short Duration Diversified Municipal Portfolio, Short Duration California Municipal Portfolio, and Short

70	Sanford C. Bernstein Fund, Inc.

Duration New York Municipal Portfolio. Share transactions for each Portfolio for the six months ended March 31, 2009 and the year ended September 30, 2008, were as follows:

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08	SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08
Tax-Managed International Class Shares
Shares sold	92,762,907	56,559,748	$1,064,936,723	$1,280,021,552
Shares issued to shareholders on reinvestment of dividends and distributions	1,702,231	38,760,847	19,575,658	981,812,973
Shares redeemed	(101,584,685)	(50,908,487)	(1,162,880,609)	(1,133,650,861)

Net increase (decrease)	(7,119,547)	44,412,108	(78,368,228)	1,128,183,664
Beginning of period	364,627,722	320,215,614	7,120,617,972	5,992,434,308

End of period	357,508,175	364,627,722	$7,042,249,744	$7,120,617,972

Tax-Managed International Class A Shares
Shares sold	85,476	434,050	$954,932	$8,771,392
Shares issued to shareholders on reinvestment of dividends and distributions	17,667	31,798	201,578	799,414
Shares converted from Class B	313	1,402	3,479	29,798
Shares redeemed	(129,899)	(160,118)	(1,552,296)	(3,542,411)

Net increase (decrease)	(26,443)	307,132	(392,307)	6,058,193
Beginning of period	555,832	248,700	12,212,490	6,154,297

End of period	529,389	555,832	$11,820,183	$12,212,490

Tax-Managed International Class B Shares
Shares sold	6,719	5,557	$77,587	$131,880
Shares issued to shareholders on reinvestment of dividends and distributions	426	2,732	4,836	67,615
Shares converted to Class A	(315)	(1,429)	(3,479)	(29,798)
Shares redeemed	(6,117)	(5,507)	(67,920)	(113,052)

Net increase	713	1,353	11,024	56,645
Beginning of period	23,725	22,372	591,818	535,173

End of period	24,438	23,725	$602,842	$591,818

Tax-Managed International Class C Shares
Shares sold	22,312	29,750	$256,541	$688,460
Shares issued to shareholders on reinvestment of dividends and distributions	2,474	19,815	28,102	490,232
Shares redeemed	(64,001)	(51,703)	(728,927)	(1,092,863)

Net increase (decrease)	(39,215)	(2,138)	(444,284)	85,829
Beginning of period	163,029	165,167	4,302,923	4,217,094

End of period	123,814	163,029	$3,858,639	$4,302,923

2009 Semi-Annual Report	71

Notes to Financial Statements (continued)

	INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08	SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08
International Class Shares
Shares sold	42,686,291	25,249,878	$500,321,405	$580,526,252
Shares issued to shareholders on reinvestment of dividends and distributions	1,291,096	20,129,545	14,912,176	508,472,309
Shares redeemed	(47,366,583)	(23,391,939)	(527,888,071)	(534,346,151)

Net increase (decrease)	(3,389,196)	21,987,484	(12,654,490)	554,652,410
Beginning of period	168,881,942	146,894,458	3,433,131,586	2,878,479,176

End of period	165,492,746	168,881,942	$3,420,477,096	$3,433,131,586

International Class A Shares
Shares sold	451,281	1,068,787	$5,224,454	$24,424,223
Shares issued to shareholders on reinvestment of dividends and distributions	53,986	198,853	621,380	4,991,196
Shares converted from Class B	8,489	26,876	97,789	626,654
Shares redeemed	(848,556)	(1,014,127)	(9,502,318)	(23,407,992)

Net increase (decrease)	(334,800)	280,389	(3,558,695)	6,634,081
Beginning of period	1,985,956	1,705,567	44,847,514	38,213,433

End of period	1,651,156	1,985,956	$41,288,819	$44,847,514

International Class B Shares
Shares sold	14,200	29,170	$167,096	$718,895
Shares issued to shareholders on reinvestment of dividends and distributions	2,908	24,756	33,360	615,175
Shares converted to Class A	(8,571)	(27,226)	(97,789)	(626,654)
Shares redeemed	(27,010)	(59,729)	(311,284)	(1,297,278)

Net decrease	(18,473)	(33,029)	(208,617)	(589,862)
Beginning of period	169,604	202,633	3,881,458	4,471,320

End of period	151,131	169,604	$3,672,841	$3,881,458

International Class C Shares
Shares sold	138,887	179,782	$1,627,419	$4,296,569
Shares issued to shareholders on reinvestment of dividends and distributions	16,320	128,544	187,352	3,196,895
Shares redeemed	(303,378)	(336,207)	(3,471,499)	(7,328,936)

Net increase (decrease)	(148,171)	(27,881)	(1,656,728)	164,528
Beginning of period	992,144	1,020,025	23,938,882	23,774,354

End of period	843,973	992,144	$22,282,154	$23,938,882

72	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO		INTERMEDIATE DURATION PORTFOLIO

	SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08	SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08
Shares sold	11,418,971	10,174,783	62,235,797	80,881,434
Shares issued to shareholders on reinvestment of dividends and distributions	8,866,782	14,941,824	5,115,646	3,205,660
Shares redeemed	(17,209,234)	(13,811,753)	(109,670,273)	(71,406,895)

Net increase (decrease) in shares outstanding	3,076,519	11,304,854	(42,318,830)	12,680,199
Shares outstanding at beginning of period	75,113,753	63,808,899	398,742,059	386,061,860

Shares outstanding at end of period	78,190,272	75,113,753	356,423,229	398,742,059

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO		SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08	SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08
Shares sold	9,773,010	5,201,769	18,345,611	23,695,753
Shares issued to shareholders on reinvestment of dividends	84,709	162,446	201,356	369,512
Shares redeemed	(4,890,580)	(2,564,804)	(12,726,654)	(17,942,739)

Net increase in shares outstanding	4,967,139	2,799,411	5,820,313	6,122,526
Shares outstanding at beginning of period	9,309,516	6,510,105	26,237,126	20,114,600

Shares outstanding at end of period	14,276,655	9,309,516	32,057,439	26,237,126

	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO		SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08	SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08
Shares sold	4,007,668	10,614,901	8,178,772	10,590,351
Shares issued to shareholders on reinvestment of dividends	85,664	146,553	99,974	165,281
Shares redeemed	(5,515,070)	(5,904,643)	(5,926,423)	(6,642,881)

Net increase (decrease) in shares outstanding	(1,421,738)	4,856,811	2,352,323	4,112,751
Shares outstanding at beginning of period	11,271,358	6,414,547	13,052,126	8,939,375

Shares outstanding at end of period	9,849,620	11,271,358	15,404,449	13,052,126

2009 Semi-Annual Report	73

Notes to Financial Statements (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08	SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08
Municipal Class Shares
Shares sold	60,613,747	102,950,558	$847,967,506	$1,453,284,656
Shares issued to shareholders on reinvestment of dividends	1,240,311	1,685,083	17,223,211	23,798,251
Shares redeemed	(103,046,848)	(70,168,315)	(1,435,096,355)	(989,922,168)

Net increase (decrease)	(41,192,790)	34,467,326	(569,905,638)	487,160,739
Beginning of period	366,839,127	332,371,801	5,107,259,617	4,620,098,878

End of period	325,646,337	366,839,127	$4,537,353,979	$5,107,259,617

Intermediate Municipal Class A Shares
Shares sold	2,274,131	1,364,515	$31,824,690	$19,272,676
Shares issued to shareholders on reinvestment of dividends	43,619	52,442	609,417	740,670
Shares converted from Class B	230,638	543,859	3,229,140	7,651,016
Shares redeemed	(1,005,638)	(760,561)	(14,093,810)	(10,778,737)

Net increase	1,542,750	1,200,255	21,569,437	16,885,625
Beginning of period	3,369,246	2,168,991	48,608,404	31,722,779

End of period	4,911,996	3,369,246	$70,177,841	$48,608,404

Intermediate Municipal Class B Shares
Shares sold	95,782	54,604	$1,334,149	$773,915
Shares issued to shareholders on reinvestment of dividends	6,628	21,909	92,307	309,610
Shares converted to Class A	(230,607)	(543,769)	(3,229,140)	(7,651,016)
Shares redeemed	(125,986)	(383,303)	(1,756,423)	(5,412,097)

Net decrease	(254,183)	(850,559)	(3,559,107)	(11,979,588)
Beginning of period	845,043	1,695,602	12,656,571	24,636,159

End of period	590,860	845,043	$9,097,464	$12,656,571

Intermediate Municipal Class C Shares
Shares sold	589,486	249,631	$8,209,739	$3,526,873
Shares issued to shareholders on reinvestment of dividends	20,057	35,620	279,808	504,281
Shares redeemed	(219,667)	(486,351)	(3,074,423)	(6,869,841)

Net increase (decrease)	389,876	(201,100)	5,415,124	(2,838,687)
Beginning of period	2,359,441	2,560,541	34,159,887	36,998,574

End of period	2,749,317	2,359,441	$39,575,011	$34,159,887

74	Sanford C. Bernstein Fund, Inc.

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08	SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08
Municipal Class Shares
Shares sold	13,024,530	21,245,318	$182,376,096	$303,293,494
Shares issued to shareholders on reinvestment of dividends	480,682	451,229	6,671,238	6,442,523
Shares redeemed	(28,689,948)	(21,381,345)	(401,421,848)	(304,952,615)

Net increase (decrease)	(15,184,736)	315,202	(212,374,514)	4,783,402
Beginning of period	97,656,137	97,340,935	1,371,920,101	1,367,136,699

End of period	82,471,401	97,656,137	$1,159,545,587	$1,371,920,101

Intermediate Municipal Class A Shares
Shares sold	817,600	1,469,354	$11,426,672	$20,961,763
Shares issued to shareholders on reinvestment of dividends	22,812	27,111	318,576	386,796
Shares converted from Class B	129,083	178,618	1,813,115	2,538,074
Shares redeemed	(494,657)	(961,224)	(6,898,271)	(13,736,302)

Net increase	474,838	713,859	6,660,092	10,150,331
Beginning of period	2,136,037	1,422,178	30,983,881	20,833,550

End of period	2,610,875	2,136,037	$37,643,973	$30,983,881

Intermediate Municipal Class B Shares
Shares sold	6,500	18,310	$90,819	$261,161
Shares issued to shareholders on reinvestment of dividends	3,323	9,847	46,267	140,632
Shares converted to Class A	(129,083)	(178,570)	(1,813,115)	(2,538,074)
Shares redeemed	(76,536)	(118,660)	(1,069,531)	(1,691,724)

Net decrease	(195,796)	(269,073)	(2,745,560)	(3,828,005)
Beginning of period	456,837	725,910	6,910,236	10,738,241

End of period	261,041	456,837	$4,164,676	$6,910,236

Intermediate Municipal Class C Shares
Shares sold	160,873	246,754	$2,253,920	$3,514,608
Shares issued to shareholders on reinvestment of dividends	12,324	17,706	171,798	252,690
Shares redeemed	(114,040)	(230,512)	(1,599,451)	(3,299,022)

Net increase	59,157	33,948	826,267	468,276
Beginning of period	1,247,293	1,213,345	18,144,897	17,676,621

End of period	1,306,450	1,247,293	$18,971,164	$18,144,897

2009 Semi-Annual Report	75

Notes to Financial Statements (continued)

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08	SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08
Municipal Class Shares
Shares sold	15,505,528	33,422,678	$212,608,686	$465,621,819
Shares issued to shareholders on reinvestment of dividends	822,126	855,406	11,129,632	11,917,526
Shares redeemed	(34,293,937)	(25,250,439)	(467,747,579)	(351,099,560)

Net increase (decrease)	(17,966,283)	9,027,645	(244,009,261)	126,439,785
Beginning of period	133,562,106	124,534,461	1,829,708,894	1,703,269,109

End of period	115,595,823	133,562,106	$1,585,699,633	$1,829,708,894

Intermediate Municipal Class A Shares
Shares sold	706,402	768,023	$9,645,577	$10,670,387
Shares issued to shareholders on reinvestment of dividends	37,890	47,794	515,576	665,344
Shares converted from Class B	246,684	339,555	3,390,220	4,706,071
Shares redeemed	(514,022)	(270,297)	(7,027,209)	(3,755,521)

Net increase	476,954	885,075	6,524,164	12,286,281
Beginning of period	2,831,367	1,946,292	40,006,577	27,720,296

End of period	3,308,321	2,831,367	$46,530,741	$40,006,577

Intermediate Municipal Class B Shares
Shares sold	21,756	41,278	$295,290	$575,686
Shares issued to shareholders on reinvestment of dividends	9,398	23,076	127,608	321,340
Shares converted to Class A	(246,803)	(339,696)	(3,390,220)	(4,706,071)
Shares redeemed	(89,251)	(392,214)	(1,212,154)	(5,463,852)

Net decrease	(304,900)	(667,556)	(4,179,476)	(9,272,897)
Beginning of period	876,196	1,543,752	13,041,378	22,314,275

End of period	571,296	876,196	$8,861,902	$13,041,378

Intermediate Municipal Class C Shares
Shares sold	243,400	187,473	$3,331,090	$2,610,574
Shares issued to shareholders on reinvestment of dividends	14,063	21,754	191,256	302,956
Shares redeemed	(112,949)	(164,923)	(1,538,334)	(2,294,785)

Net increase	144,514	44,304	1,984,012	618,745
Beginning of period	1,295,306	1,251,002	18,910,142	18,291,397

End of period	1,439,820	1,295,306	$20,894,154	$18,910,142

76	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08	SIX MONTHS ENDED 3/31/09 (UNAUDITED)	YEAR ENDED 9/30/08
Short Duration Plus Class Shares
Shares sold	12,039,213	18,233,851	$135,846,792	$215,677,463
Shares issued to shareholders on reinvestment of dividends	204,736	436,637	2,305,462	5,197,069
Shares redeemed	(11,552,891)	(14,145,604)	(130,472,167)	(168,009,011)

Net increase	691,058	4,524,884	7,680,087	52,865,521
Beginning of period	32,243,263	27,718,379	406,396,039	353,530,518

End of period	32,934,321	32,243,263	$414,076,126	$406,396,039

Short Duration Plus Class A Shares
Shares sold	2,288,297	1,890,920	$25,894,882	$22,774,680
Shares issued to shareholders on reinvestment of dividends	45,696	100,410	514,723	1,199,957
Shares converted from Class B	48,031	107,975	542,011	1,286,271
Shares redeemed	(1,057,389)	(2,505,639)	(11,879,662)	(29,919,405)

Net increase (decrease)	1,324,635	(406,334)	15,071,954	(4,658,497)
Beginning of period	2,897,276	3,303,610	38,706,425	43,364,922

End of period	4,221,911	2,897,276	$53,778,379	$38,706,425

Short Duration Plus Class B Shares
Shares sold	537,997	403,547	$6,077,401	$4,784,389
Shares issued to shareholders on reinvestment of dividends	8,545	19,132	96,206	228,776
Shares converted to Class A	(48,041)	(108,015)	(542,011)	(1,286,271)
Shares redeemed	(269,607)	(399,663)	(3,047,297)	(4,774,542)

Net increase (decrease)	228,894	(84,999)	2,584,299	(1,047,648)
Beginning of period	796,649	881,648	11,271,796	12,319,444

End of period	1,025,543	796,649	$13,856,095	$11,271,796

Short Duration Plus Class C Shares
Shares sold	1,569,103	709,031	$17,776,015	$8,335,316
Shares issued to shareholders on reinvestment of dividends	20,802	30,088	234,057	359,132
Shares redeemed	(684,145)	(533,758)	(7,727,907)	(6,342,784)

Net increase	905,760	205,361	10,282,165	2,351,664
Beginning of period	1,412,751	1,207,390	18,555,309	16,203,645

End of period	2,318,511	1,412,751	$28,837,474	$18,555,309

2009 Semi-Annual Report	77

Notes to Financial Statements (continued)

NOTE 6.	Line of Credit

The Emerging Markets Portfolio maintains a $35,000,000 line of credit intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the line of credit are paid by the Portfolio and are included in the miscellaneous expenses in the statements of operations. The Portfolio did not utilize the line of credit during the six months ended March 31, 2009.

NOTE 7.	Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE 8.	Recent Accounting Pronouncement

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Portfolios’ financial statements.

78	Sanford C. Bernstein Fund, Inc.

Sanford C. Bernstein Fund, Inc.

BOARD OF DIRECTORS

Rosalie J. Wolf*

Chairman

Marilyn G. Fedak

President

Irwin Engelman*^

Director

Bart Friedman*†

Director

William Kristol*†

Director

Donald K. Peterson*†

Director

Thomas B. Stiles*†

Director

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Emilie D. Wrapp

Secretary

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT**

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

*Member of the Audit Committee and the Independent Directors Committee.

^Member of the Fair Value Pricing Committee.

†Member of the Governance, Nominating and Compensation Committee.

**AllianceBernstein Investor Services, Inc. serves as Transfer Agent for the Fund’s retail classes.

2009 Semi-Annual Report	79

Sanford C. Bernstein Fund, Inc. (continued)

DIRECTORS’ INFORMATION
Name, Address, Age (Year of Election*)	Principal Occupation During Past 5 Years	Portfolios in Complex Overseen By Director	Other Directorships Held by Director
INTERESTED DIRECTOR
Marilyn G. Fedak,† 1345 Avenue of the Americas, New York, NY 10105 62 (2006)	Vice Chair of Investment Services for the Adviser, with which she has been associated since prior to 2004.	12	None

DISINTERESTED DIRECTORS+
Rosalie J. Wolf,‡ 68 (2000) Chairman of the Board	Managing Partner, Botanica Capital Partners LLC, and also Member of Brock Capital Group LLC. Member of the Investment Committee of the Board at the David and Lucile Packard Foundation. Formerly, she was a Managing Director at Offit Hall Capital Management LLC from January 2001 through 2003. From 1994-2000 she was Treasurer and Chief Investment Officer of The Rockefeller Foundation. Earlier she held financial executive positions with International Paper Company, Bankers Trust, and Mobil Oil Corporation.	12	TIAA-CREF and North European Oil Royalty Trust

Irwin Engelman,‡^ 75 (2000)	Business Consultant. Formerly, he was Executive Vice President and Chief Financial Officer of YouthStream Media Networks; Vice Chairman and Chief Administrative Officer of Revlon, Inc. and Executive Vice President and Chief Financial Officer of MacAndrews & Forbes Holdings, Inc. since prior to 2004.	12	WellGen Inc. and eMagin Corporation

Bart Friedman,‡** 64 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2004.	12	The Brookings Institution; Lincoln Center for the Performing Arts; The Mountain School of Milton Academy and Allied World Assurance Holdings

80	Sanford C. Bernstein Fund, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address, Age (Year of Election*)	Principal Occupation During Past 5 Years	Portfolios in Complex Overseen By Director	Other Directorships Held by Director
William Kristol,‡** 56 (1994)	Editor, The Weekly Standard since prior to 2004. He is also a Fox News Contributor.	12	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and the Institute for the Study of War

Donald K. Peterson,‡** 59 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (January 2002- September 2006); President and Chief Executive Officer, Avaya Inc. (October 2000-December 2001); Chief Financial Officer, Lucent Technologies (1996-February 2000); President, Enterprise Systems Group (February 2000-September 2000); Chief Financial Officer, AT&T, Communications Services Group (1995-1996); President, Nortel Communications Systems, Inc. (1994-1995). Prior thereto he was at Nortel from (1976-1995).	12	Worcester Polytechnic Institute; Overseers of the Amos Tuck School of Business Administration; Teachers Insurance & Annuity Association of America; and Committee for Economic Development

Thomas B. Stiles II,‡** 68 (2003)	President of Cedar Lawn Corporation (cemetery). Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999. Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988-1997 and Executive Vice President and Director of E.F. Hutton Group from 1982-1987.	12	Cedar Lawn Corporation

*There is no stated term of office for the Directors.

†Ms. Fedak is an “interested person” as defined in the 1940 Act, because of her affiliation with AllianceBernstein.

+The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

‡Member of the Audit Committee and the Independent Directors Committee.

^Member of the Fair Value Pricing Committee.

**Member of the Governance, Nominating and Compensation Committee.

2009 Semi-Annual Report	81

Sanford C. Bernstein Fund, Inc. (continued)

OFFICERS’ INFORMATION
Name, Address*, Age	Principal Position(s) Held with Fund	Principal Occupation During Past 5 Years
Marilyn G. Fedak, 62	President	See biography under Directors’ Information.

Philip L. Kirstein, 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick and Lockhart, LLP, from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2004.

Emilie D. Wrapp, 53	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)† , with which she has been associated since prior to 2004.

Joseph J. Mantineo, 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)†, with which he has been associated since prior to 2004.

*The address for each of the Fund’s officers is 1345 Avenue of the Americas, New York, NY 10105.

†ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

82	Sanford C. Bernstein Fund, Inc.

Board’s Consideration of Investment Management Arrangements

The Fund’s Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuance of the Investment Management Agreement between the Sanford C. Bernstein Fund (the “Fund”), on behalf of each of its portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 23, 2008.

The process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser commenced following receipt by the Adviser of a letter dated August 20, 2008, from counsel to the Independent Directors. The letter contained a preliminary list of information requested by the Independent Directors to conduct their annual review. The Directors received and evaluated extensive materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2008. In addition, the Independent Directors received materials prepared by the Senior Officer, as described below. On September 24, 2008, the Directors held an in-person meeting to discuss their review of the Investment Management Agreement. The Directors discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer. On October 15, 2008, the Independent Directors met via telephone conference call to continue their review of the Investment Management Agreement and on October 22-23, 2008, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. The Board approved the continuation of the Investment Management Agreement for an additional annual term on its current terms.

In approving the continuation of the Investment Management Agreement, the Board of Directors considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuance of the Investment Management Agreement would be in the best interests of each respective Portfolio.

The Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data. Where applicable, the Board considered similarities and differences between each Portfolio and the other funds in its respective peer group. The Senior Officer also performed analyses of the advisory fees based upon hypothetical fee structures and asset levels, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the proposed fees as described above, the Board concluded that the current fees were reasonable.

Nature, Extent and Quality of Services

The Directors, including the Independent Directors, considered their knowledge of the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience and the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational changes

2009 Semi-Annual Report	83

Board’s Consideration of Investment Management Arrangements (continued)

designed to improve investment results and the services provided to the Fund. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Fund and the background and experience of the Adviser’s senior management. The Board also reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio. The Board considered the allocation of responsibilities as well as the factors which impacted the making and implementing of investment decisions for the Portfolios. The Board then reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Fund and noted that such staff was sufficient to ensure a high level of quality service to the Fund.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index (the Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios). The Board was provided with performance data versus each Portfolio’s peer group, both before and after fees for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2008 (“relevant periods”) and versus each Portfolio’s benchmark index, after fees, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2008. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Lipper. The Directors also receive detailed comparative performance information for the Fund’s Portfolios at each regular Board meeting during the year.

The Board noted that, in the case of the Short Duration Plus Portfolio, the benchmark index included significantly more Treasury securities than the Portfolio and that this difference had a substantial effect on the performance of the Portfolio relative to its benchmark index and peer group.

The Board concluded that it was satisfied with the nature, quality and extent of the services provided by the Adviser.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Fund. The materials provided to the Independent Directors included a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2006 and 2007 which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation from the independent consultant who reviewed the Adviser’s methods of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The Directors noted, in particular, that the profitability of the Adviser during 2008 was likely to be considerably less than its profitability during 2007, in light of the significant declines in assets under management.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Fund was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors noted that they had previously considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry.

The Board concluded that any economies of scale were appropriately being shared in light of, among other things, each Portfolio’s breakpoint arrangements as currently in effect as described below.

84	Sanford C. Bernstein Fund, Inc.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account not only the advisory fees payable by the Portfolios, but also so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, transfer agency fees paid by the retail share classes of certain Portfolios to a wholly owned subsidiary of the Adviser and brokerage commissions paid by certain Portfolios to brokers affiliated with the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement, without change to the Portfolios’ fee schedules (set forth below), for an additional annual term:

ADVISORY FEE SCHEDULE
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million
Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million
Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million
U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million
Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million
New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion
California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion
Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion
Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion
Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion
International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion
Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion

2009 Semi-Annual Report	85

The Following Is Not Part of The Shareholder Report or the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

1 It should be noted that the Senior Officer’s evaluation was completed on October 8, 2008.

2 Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Advisor Class shares of the Portfolios unless otherwise indicated.

86	Sanford C. Bernstein Fund, Inc.

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement:

PORTFOLIO	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS[3]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%

International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%

Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Next $3 billion	0.900%
	On the balance	0.850%

U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio	On the balance	0.450%
Short Duration California Municipal Portfolio
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio

Intermediate Duration Portfolio	First $1 billion	0.500%
	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%

California Municipal Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio	Next $2 billion	0.450%
New York Municipal Portfolio	Next $2 billion	0.400%
	On the balance	0.350%

The Portfolios’ net assets on September 30, 2008 and 2007 are set forth below:

PORTFOLIO	NET ASSETS 9/30/08 ($MM)	NET ASSETS 9/30/07 ($MM)
Tax-Managed International Portfolio	$6,043.5	$9,509.3
International Portfolio	2,841.3	4,403.7
Emerging Markets Portfolio	1,953.6	3,231.5
U.S. Government Short Duration Portfolio	115.4	81.2
Short Duration Plus Portfolio	425.9	407.0
Intermediate Duration Portfolio	4,892.8	5,064.2
Short Duration California Municipal Portfolio	141.4	80.6
Short Duration Diversified Municipal Portfolio	330.8	251.5
Short Duration New York Municipal Portfolio	162.5	111.6
California Municipal Portfolio	1,419.2	1,427.6
Diversified Municipal Portfolio	5,163.4	4,740.7
New York Municipal Portfolio	1,889.2	1,787.6

3 The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

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The Following Is Not Part of The Shareholder Report or the Financial Statements (continued)

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in basis points of the advisory fee changes made since October 2004 for each Portfolio. It should be noted that the estimated fees are based on September 30, 2008 net assets.

	EFFECTIVE ADV. FEE (%)
PORTFOLIO	AS OF OCTOBER 2004	CURRENT FEE SCHEDULE	DIFFERENCE
Tax-Managed International Portfolio	0.908%	0.845%	0.063%
International Portfolio	0.935%	0.876%	0.059%
Emerging Markets Portfolio	1.189%	1.139%	0.050%
U.S. Government Short Duration Portfolio	0.500%	0.450%	0.050%
Short Duration Plus Portfolio	0.500%	0.450%	0.050%
Intermediate Duration Portfolio	0.460%	0.450%	0.011%
Short Duration California Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	0.050%
California Municipal Portfolio	0.485%	0.485%	0.000%
Diversified Municipal Portfolio	0.460%	0.437%	0.023%
New York Municipal Portfolio	0.476%	0.476%	0.000%

Set forth below are the Portfolios’ total expense ratios, annualized for the period from October 1, 2007 through June 30, 2008:

PORTFOLIO	TOTAL EXPENSE RATIO[4]		FISCAL YEAR END
Tax-Managed International Portfolio	Advisor	1.12%	September 30
	Class A	1.25%
	Class B	1.95%
	Class C	1.95%

International Portfolio	Advisor	1.18%	September 30
	Class A	1.41%
	Class B	2.11%
	Class C	2.11%

Emerging Markets Portfolio	Advisor	1.51%	September 30

U.S. Government Short Duration Portfolio	Advisor	0.73%	September 30

Short Duration Plus Portfolio	Advisor	0.65%	September 30
	Class A	0.98%
	Class B	1.68%
	Class C	1.68%

Intermediate Duration Portfolio	Advisor	0.57%	September 30

Short Duration California Municipal Portfolio	Advisor	0.70%	September 30

Short Duration Diversified Municipal Portfolio	Advisor	0.63%	September 30

Short Duration New York Municipal Portfolio	Advisor	0.67%	September 30

California Municipal Portfolio	Advisor	0.62%	September 30
	Class A	0.91%
	Class B	1.61%
	Class C	1.61%

4 Annualized.

88	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	TOTAL EXPENSE RATIO[4]		FISCAL YEAR END
Diversified Municipal Portfolio	Advisor	0.57%	September 30
	Class A	0.83%
	Class B	1.53%
	Class C	1.53%

New York Municipal Portfolio	Advisor	0.61%	September 30
	Class A	0.91%
	Class B	1.62%
	Class C	1.61%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and the legal and reputation risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolios.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2008 net assets.

PORTFOLIO	NET ASSETS 09/30/08 ($MIL)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	$6,043.5	International Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.405%	0.845%

4 Annualized.

5 The adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiable vary based upon each client relationship.

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The Following Is Not Part of The Shareholder Report or the Financial Statements (continued)

PORTFOLIO	NET ASSETS 09/30/08 ($MIL)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
International Portfolio	$2,841.3	International Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.410%	0.876%

Emerging Markets Portfolio	$1,953.6	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.805%	1.114%

U.S. Government Short Duration Portfolio[6]	$115.4	Low Duration 45 bp on 1st $30 million 18 bp on the balance Minimum account size: $25m	0.250%	0.450%

Short Duration Plus Portfolio	$425.9	Low Duration 45 bp on 1st $30 million 18 bp on the balance Minimum account size: $25m	0.199%	0.450%

Intermediate Duration Portfolio	$4,892.8	U.S. Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.441%

Short Duration California Municipal Portfolio	$141.4	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.200%	0.450%

Short Duration Diversified Municipal Portfolio	$330.8	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.165%	0.450%

Short Duration New York Municipal Portfolio	$162.5	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.193%	0.450%

6 The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and Agency securities.

90	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	NET ASSETS 09/30/08 ($MIL)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
California Municipal Portfolio	$1,419.2	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.194%	0.485%

Diversified Municipal Portfolio	$5,163.4	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.437%

New York Municipal Portfolio	$1,889.2	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.192%	0.476%

With respect to International Portfolio, the Senior Officer compared the difference between the advisory fee charged to the Portfolio and the fee charged to the corresponding institutional account (herein referred to as the “spread”) and the spreads of the Portfolio’s group of Lipper peers.7 The result of that comparison was discussed with the Board of Directors.

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory schedule of these funds, implemented in January 2004, as a result of the AoD between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the same fee schedule. In addition to the fee schedules of certain of those categories applicable to the Portfolios, set forth below are what would have been the effective advisory fees of the Portfolios had the AMBF fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2008 net assets.

PORTFOLIO	ABMF CATEGORY	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.683%	0.845%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.738%	0.876%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.114%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

7 Group peers selected by Lipper from the 2007 Lipper 15(c) Report.

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The Following Is Not Part of The Shareholder Report or the Financial Statements (continued)

PORTFOLIO	ABMF CATEGORY	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Intermediate Duration Portfolio[8]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.476%	0.441%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.485%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.423%	0.437%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.476%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg fund that has a somewhat similar investment style as the Emerging Markets Portfolio:

PORTFOLIO	LUXEMBOURG FUND	LUXEMBOURG FEE[9]
Emerging Markets Portfolio	Emerging Markets Value Class A	1.70%
	Class I (Institutional)	0.90%

The AllianceBernstien Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

PORTFOLIO	ITM MUTUAL FUND	ITM FEE
Emerging Markets Portfolio	Emerging Markets Growth Equity Fund F10	0.80%
	Emerging Markets Stock A/B	0.90%
	Bernstein Emerging Markets Growth Stock F/FB10	0.80%

8 The Adviser also manages Sanford C. Bernstein Fund II – Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. SCB II is charged by the Adviser an advisory fee rate 0.50% on the first $1 billion and 0.45% thereafter. SCB II has an expense cap of 0.45%, which effectively reduces the advisory fee.

9 Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

10 The ITM fund is privately placed or institutional.

92	Sanford C. Bernstein Fund, Inc.

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the portfolios. Also shown are what would have been the effective advisory fees of the Portfolios had the fee schedule of the sub-advisory relationships been applicable to the Portfolios and the Portfolios’ advisory fees based on September 30, 2008 net assets:

PORTFOLIO		SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	Client #1	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.458%	0.845%

	Client #2	0.80% on first $25 million 0.65% on next $25 million 0.55% on next $50 million 0.45% on next $100 million 0.40% thereafter	0.405%	0.845%

International Portfolio	Client #3	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.523%	0.876

	Client #4	0.80% on first $25 million 0.65% on next $25 million 0.55% on next $50 million 0.45% on next $100 million 0.40% thereafter	0.410%	0.876%

Emerging Markets Portfolio	Client #5[11]	1.00% on first $25 million 0.90% on first $25 million 0.75% thereafter	0.774%	1.114%

	Client #6	0.75% on first $50 million 0.55% on next $50 million 0.50% on next $300 million 0.45% thereafter	0.468%	1.114%

	Client #7	0.425%	0.425%	1.114%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations. Finally, while it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such discounted fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to manage investment company assets.

11 The fee schedule is applicable to the client account if assets are at least $65 million. If assets are less than $65 million, the fee charged to the client is 0.90%.

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The Following Is Not Part of The Shareholder Report or the Financial Statements (continued)

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included each Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)12 at the approximate current asset level of the subject Portfolio.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of the Portfolios had an insufficient number of comparable peers, in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Portfolios’ EGs to include peers with a different load type,14 and for certain Portfolios, a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the Portfolios’ EGs, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”)15 were also expanded to include the universes of peers that had a similar but not the same Lipper investment objective/classification and load type.

PORTFOLIO	CONTRACTUAL MANAGEMENT FEE (%)	LIPPER EXP. GROUP MEDIAN (%)	EG RANK
Tax-Managed International Portfolio[16]	0.820	0.820	8/15

International Portfolio[16]	0.870	0.825	9/14

Emerging Markets Portfolio	1.080	1.171	5/15

U.S. Government Short Duration Portfolio	0.450	0.495	4/16

Short Duration Plus Portfolio	0.450	0.465	7/19

Intermediate Duration Portfolio	0.436	0.442	7/14

Short Duration California Municipal Portfolio[16]	0.450	0.565	2/9

Short Duration Diversified Municipal Portfolio	0.450	0.478	6/15

Short Duration New York Municipal Portfolio[16]	0.450	0.554	2/9

California Municipal Portfolio[16]	0.484	0.573	5/16

Diversified Municipal Portfolio[16]	0.436	0.433	7/12

New York Municipal Portfolio[16]	0.476	0.561	5/16

12 It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

13 The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

14 The EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end load and no-load. It should be noted that the expansion of the Portfolios’ EUs was not requested by the Adviser or the Senior Officer. They requested that only the EGs be expanded.

15 Lipper describes an EU as a broader group consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. A “normal” EU will include funds that have the same investment objective/classification as the subject fund. Except for asset size comparability, Lipper uses the same criteria for selecting EG peers when selecting EU peers. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16 The Portfolio’s EG was expanded with respect to investment classification/objective by Lipper a the request of the Senior Officer and the Adviser.

94	Sanford C. Bernstein Fund, Inc.

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of their EGs and EUs. The Portfolios’ rankings are also shown. Pro-forma total expense ratios are also shown for U.S. Government Short Duration Portfolios and Short Duration Plus Portfolio (in bold and italicized):17

PORTFOLIO	EXPENSE RATIO (%)[18]	LIPPER EXP. GROUP MEDIAN (%)	EG RANK	LIPPER EXP. UNIVERSE MEDIAN (%)	EU RANK
Tax-Managed International Portfolio[19]	1.119	1.161	6/15	1.251	94/314

International Portfolio[19]	1.185	1.159	8/14	1.251	122/314

Emerging Markets Portfolio	1.528	1.601	5/15	1.601	59/137

U.S. Government Short Duration Portfolio	0.774	0.769	9/16	0.730	29/50
pro-forma	0.724	0.769	5/16	0.730	25/50

Short Duration Plus Portfolio	0.652	0.741	5/19	0.719	49/116
pro-forma	0.622	0.741	3/19	0.719	40/116

Intermediate Duration Portfolio	0.578	0.711	1/14	0.742	74/270

Short Duration California Municipal Portfolio[19]	0.728	0.750	4/9	0.714	11/19

Short Duration Diversified Municipal Portfolio	0.657	0.603	9/15	0.586	24/37

Short Duration New York Municipal Portfolio[19]	0.691	0.750	3/9	0.714	8/19

California Municipal Portfolio[19]	0.621	0.744	5/16	0.751	24/120

Diversified Municipal Portfolio[19]	0.578	0.588	6/12	0.650	36/114

New York Municipal Portfolio[19]	0.612	0.744	5/16	0.751	23/120

Based on this analysis, nine of the twelve Portfolios have a lower contractual management fee than each of their respective EG medians. Tax-Managed International Portfolio has a contractual management fee equal to the Portfolio’s EG median. International Portfolio and Diversified Municipal Portfolio have a slightly higher contractual management fee than each of their respective EG medians. Ten of the twelve Portfolios have a lower total expense ratio compared to each of their respective EG medians. International Portfolio and Short Duration Diversified Portfolio have a higher total expense ratio compared to their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s finance areas provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. The Adviser’s profitability, when including administrating and servicing fees (A&S), increased for the Equity Portfolios during calendar year 2007, relative to 2006. However, the Adviser reported that net assets of the Portfolios are down significantly in 2008. As a result, 2007 profitability may not be representative of the current state of affairs.

The Portfolios have a Shareholder Servicing Agreement with the Adviser where the Adviser pays expenses it incurs in providing shareholder servicing to the Portfolios. Under the Shareholder Servicing Agreement, except for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio (the “Equity Portfolios”), which pays

17 Pro-forma shows what the total expense ratio of a Portfolio would have been had changes to the Portfolio’s advisory fee schedule been applicable to the Portfolio for the full fiscal year.

18 Except for pro-forma total expense ratios, the expense ratios are for the most recently completed fiscal year Advisor Class.

19 The Portfolio’s EU was expanded with respect to investment classification/objective by Lipper under standard Lipper guidelines.

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The Following Is Not Part of The Shareholder Report or the Financial Statements (continued)

0.25%, the remaining Portfolios, which are primarily invested in fixed income securities (the “Fixed Income Portfolios”), pay 0.10% of the Portfolios’ daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement in the Portfolios’ most recently completed fiscal year:

PORTFOLIO	SHAREHOLDER SERVING AGREEMENT FEE
Tax-Managed International Portfolio	$21,428,663
International Portfolio	9,731,511
Emerging Markets Portfolio	6,651,437
U.S. Government Short Duration Portfolio	83,785
Short Duration Plus Portfolio	355,957
Intermediate Duration Portfolio	4,592,670
Short Duration California Municipal Portfolio	77,929
Short Duration Diversified Municipal Portfolio	219,160
Short Duration New York Municipal Portfolio	106,936
California Municipal Portfolio	1,294,527
Diversified Municipal Portfolio	4,174,406
New York Municipal Portfolio	1,608,192

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. Except for Short Duration Plus Portfolio, the retail classes make up a relatively small percentage of each of those Portfolios’ total net assets:

	RETAIL CLASSES NET ASSETS 09/30/08 ($MM)
PORTFOLIO	CLASS A	CLASS B	CLASS C	TOTAL RETAIL	RETAIL CLASSES NET ASSETS AS A % OF TOTAL NET ASSETS
Tax-Managed International Portfolio	$9.1	$0.4	$2.6	$12.1	0.20%
International Portfolio	32.8	2.8	16.1	51.6	1.82
Short Duration Plus Portfolio	32.8	9.1	15.9	57.8	13.58
California Municipal Portfolio	29.5	6.7	17.4	53.6	3.78
Diversified Municipal Portfolio	45.7	12.6	32.6	90.8	1.76
New York Municipal Portfolio	37.9	12.6	17.6	68.2	3.61

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.

96	Sanford C. Bernstein Fund, Inc.

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:

PORTFOLIO	AMOUNT RECEIVED
Tax-Managed International Portfolio	$1,978
International Portfolio	8,790
Short Duration Plus Portfolio	1,269
California Municipal Portfolio	117
Diversified Municipal Portfolio	2,390
New York Municipal Portfolio	1,023

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the Portfolios’ most recently completed fiscal year:

PORTFOLIO	12B-1 FEE RECEIVED	CDSC RECEIVED
Tax-Managed International Portfolio	$1,978	$2,571
International Portfolio	8,790	13,005
Short Duration Plus Portfolio	1,269	25,736
California Municipal Portfolio	117	2,538
Diversified Municipal Portfolio	2,390	11,897
New York Municipal Portfolio	1,023	11,629

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent of the retail classes of the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2007 in comparison to 2006. During the Portfolios’ most recently completed fiscal year, ABIS received the following net fees from the retail classes of the Portfolios:20

PORTFOLIO	ABIS FEE	EXPENSE OFFSET
Tax-Managed International Portfolio[21]	$3,219	$269
International Portfolio	33,671	3,263
Short Duration Plus Portfolio	34,190	3,832
California Municipal Portfolio	18,000	533
Diversified Municipal Portfolio	26,767	1,970
New York Municipal Portfolio	18,493	1,463

Certain of the Portfolios effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with these Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed onto to any SCB client.

20 The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account.

21 With respect to Tax-Managed International Portfolio, ABIS voluntarily agreed to waive a portion of its fees in the amount of $14,781.

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V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,22 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli23 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with higher levels of assets and funds from larger family sizes compared to funds with smaller asset levels and funds from smaller family sizes, which according to the independent consultant is indicative of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds reached higher levels of assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $675 billion as of August 31, 2008, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios24 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)25 for the periods ended June 30, 2008.26 Also shown are the gross performance rankings of the Portfolios.

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Tax-Managed International Portfolio	1 year	-12.57	-7.94	-8.47	10/11	228/273
	3 year	12.69	13.53	14.73	6/10	146/186
	5 year	15.30	16.87	17.12	7/9	112/133
	10 year	7.90	7.70	7.40	3/6	25/68

International Portfolio	1 year	-11.50	-9.22	-8.56	8/10	216/274
	3 year	13.24	14.38	14.65	7/10	124/187
	5 year	15.78	17.29	17.11	7/9	106/134

Emerging Markets Portfolio	1 year	3.61	3.61	5.30	8/15	128/201
	3 year	26.70	28.74	28.08	11/15	96/141
	5 year	34.48	32.58	31.98	2/15	9/120
	10 year	21.43	16.68	16.74	2/12	10/70

U.S. Government Short Duration Portfolio	1 year	6.07	6.76	6.59	11/16	41/65
	3 year	4.49	4.82	4.84	14/16	50/61
	5 year	3.35	3.50	3.55	13/15	49/56
	10 year	4.85	4.89	4.91	8/12	25/42

22 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

23 The Deli study was originally published in 2002 based on 1997 data.

24 The gross performance returns are for the Advisor class shares of the Portfolios and were provided by Lipper.

25 The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU. In addition, the Portfolios’ PGs/PUs only include funds of the same Lipper investment objective/classification as the Portfolios, in contrast to certain of their EGs/EUs, which may include funds of similar but not the same investment objective/classification.

26 Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

98	Sanford C. Bernstein Fund, Inc.

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Short Duration Plus Portfolio	1 year	0.52	4.31	3.92	18/19	138/184
	3 year	2.94	4.40	4.12	17/19	115/153
	5 year	2.56	3.39	3.28	17/19	87/114
	10 year	4.49	4.65	4.89	8/12	50/68

Intermediate Duration Portfolio	1 year	5.09	3.36	5.23	3/14	213/406
	3 year	4.00	3.28	3.96	4/14	157/331
	5 year	4.09	3.73	3.99	5/13	116/274
	10 year	5.44	5.66	5.70	7/10	104/146

Short Duration California Municipal Portfolio	1 year	4.78	4.32	3.97	1/5	3/14
	3 year	3.58	3.41	3.35	2/5	3/9
	5 year	2.86	3.05	3.20	4/4	6/6
	10 year	3.57	4.22	4.24	3/3	5/5

Short Duration Diversified Municipal Portfolio	1 year	4.73	4.69	4.49	6/15	12/43
	3 year	3.67	3.49	3.54	1/15	8/40
	5 year	2.98	2.86	2.86	2/11	10/34
	10 year	3.79	3.79	3.82	5/9	11/18

Short Duration New York Municipal Portfolio	1 year	4.71	4.71	4.69	3/5	5/11
	3 year	3.61	3.39	3.30	1/4	2/10
	5 year	2.98	2.80	2.77	1/4	2/9
	10 year	3.65	4.04	4.07	4/4	9/9

California Municipal Portfolio	1 year	4.82	4.34	3.98	2/6	6/28
	3 year	3.36	3.25	3.13	1/6	3/28
	5 year	3.26	3.33	3.16	4/6	10/28
	10 year	4.40	4.68	4.69	4/4	16/16

Diversified Municipal Portfolio	1 year	5.10	3.74	4.29	1/10	21/109
	3 year	3.38	3.09	3.21	2/10	22/95
	5 year	3.29	3.30	3.21	6/10	38/84
	10 year	4.55	4.66	4.69	5/7	44/60

New York Municipal Portfolio	1 year	5.01	5.00	4.99	1/2	7/17
	3 year	3.40	3.29	3.18	1/2	6/17
	5 year	3.34	3.21	3.30	1/2	6/16
	10 year	4.56	4.56	4.80	1/1	11/11

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold)27 versus their benchmarks.28 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.29

27 The performance returns and risk measures shown in the table are for the Advisor class shares of the Portfolios and were provided by the Adviser.

28 The Adviser provided Portfolio and benchmark performance return information for the periods through June 30, 2008.

29 Except Lehman Brothers 5 year GO Municipal Bond Index, which the Senior Officer calculated using standard Lipper methodology, portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

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	PERIODS ENDING JUNE 30, 2008 ANNUALIZED PERFORMANCE
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	10 YEAR (%)	SINCE INCEPTION (%)	ANNUALIZED		RISK PERIOD (YEAR)
						VOLATILITY (%)	SHARPE (%)
Tax-Managed International Portfolio	-13.54	11.42	13.95	6.61	9.40	14.83	0.26	10
MSCI EAFE Index[30]	-10.61	12.84	16.67	5.83	7.99	14.99	0.21	10
Inception Date: June 22, 1992

International Portfolio	-12.54	11.90	14.36	N/A	7.45	11.34	0.96	5
MSCI EAFE Index	-10.61	12.84	16.67	N/A	5.36	11.38	1.13	5
Inception Date: April 30, 1999

Emerging Markets Portfolio	2.04	24.74	32.33	19.43	11.80	19.33	1.38	5
MSCI Emerging Markets Index[31]	4.63	27.14	29.75	15.26	9.61	18.97	1.30	5
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	5.24	3.68	2.55	4.06	5.24	1.51	0.39	10
Merrill Lynch 1-3 Year Treasury Index[31]	7.30	4.71	3.29	4.66	5.94	1.69	0.66	10
Inception Date: January 3, 1989

Short Duration Plus Portfolio	-0.15	2.27	1.88	3.80	5.27	1.49	0.13	10
Merrill Lynch 1-3 Year Treasury Index[31]	7.30	4.71	3.29	4.66	5.96	1.69	0.66	10
Inception Date: December 12, 1988

Intermediate Duration Portfolio	4.48	3.40	3.47	4.83	6.67	3.16	0.38	10
Lehman Brothers Aggregate Bond Index[31]	7.12	4.08	3.85	5.68	7.36	3.49	0.59	10
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	4.04	2.81	2.07	2.78	3.15	0.97	-0.91	10
Lehman Brothers 1 Year Municipal Bond Index	4.95	3.49	2.58	3.43	3.83	0.95	-0.21	10
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	4.04	2.97	2.28	3.06	3.40	0.96	-0.59	10
Lehman Brothers 1 Year Municipal Bond Index	4.95	3.49	2.58	3.43	3.83	0.95	-0.21	10
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	4.02	2.89	2.25	2.89	3.22	0.97	-0.77	10
Lehman Brothers 1 Year Municipal Bond Index	4.95	3.49	2.58	3.43	3.83	0.95	-0.21	10
Inception Date: October 3, 1994

California Municipal Portfolio	4.19	2.72	2.60	3.73	4.90	2.82	0.05	10
Lehman Brothers 5 Year GO Municipal Index[30]	5.91	3.36	2.98	4.47	5.52	2.98	0.34	10
Inception Date: August 6, 1990

30 Benchmark since inception data is from the nearest month end after the Portfolio’s inception date through June 30, 2008.

31 Benchmark since inception data is from the nearest Thursday after the Portfolio’s inception date through June 30, 2008.

100	Sanford C. Bernstein Fund, Inc.

	PERIODS ENDING JUNE 30, 2008 ANNUALIZED PERFORMANCE
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	10 YEAR (%)	SINCE INCEPTION (%)	ANNUALIZED		RISK PERIOD (YEAR)
						VOLATILITY (%)	SHARPE (%)
Diversified Municipal Portfolio	4.48	2.78	2.68	3.91	5.16	2.77	0.11	10
Lehman Brothers 5 Year GO Municipal Index[30]	5.91	3.36	2.98	4.47	5.63	2.98	0.34	10
Inception Date: January 9, 1989

New York Municipal Portfolio	4.36	2.77	2.70	3.90	5.20	2.87	0.11	10
Lehman Brothers 5 Year GO Municipal Index[30]	5.91	3.36	2.98	4.47	5.63	2.98	0.34	10
Inception Date: January 17, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 18, 2008

30 Benchmark since inception data is from the nearest month end after the Portfolio’s inception date through June 30, 2008.

2009 Semi-Annual Report	101

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCB1–1947–0309

Sanford C. Bernstein Fund, Inc.

March 31, 2009

Schedule of Investments To the Semiannual Report For the Stock Portfolios

Tax-Managed International

International

Emerging Markets

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax Managed International Portfolio

March 31, 2009 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–97.1%
Financials–18.7%
Capital Markets–4.5%
Credit Suisse Group AG	2,246,813	$68,410,896
Deutsche Bank AG	778,000	31,163,678
Julius Baer Holding AG	821,819	20,192,755
Man Group PLC	9,597,141	30,075,326
UBS AG (Swiss Virt-X)(a)	1,737,547	16,289,922

		166,132,577

Commercial Banks–9.0%
Australia & New Zealand Banking Group Ltd.	2,568,400	28,065,661
Banco Santander Central Hispano SA	3,936,657	27,142,374
Barclays PLC	6,590,400	13,992,240
BNP Paribas SA	672,400	27,740,882
Canadian Imperial Bank of Commerce/Canada	257,000	9,352,126
Commonwealth Bank of Australia	590,200	14,168,657
Credit Agricole SA	2,125,053	23,446,946
HSBC Holdings PLC	4,270,600	23,776,867
Intesa Sanpaolo SpA	5,717,100	15,724,752
Lloyds Banking Group PLC	11,456,109	11,598,723
Mitsubishi UFJ Financial Group, Inc.	3,185,600	15,694,564
National Australia Bank Ltd.	1,332,721	18,603,887
National Bank of Canada	190,000	6,067,100
Nordea Bank AB	1,135,400	5,649,464
Royal Bank of Canada	222,700	6,496,594
Royal Bank of Scotland Group PLC (London Virt-X)(a)	109,854	38,718
Societe Generale-Class A	502,253	19,646,550
Standard Chartered PLC	3,037,751	37,720,693
Sumitomo Mitsui Financial Group, Inc.	598,500	21,074,011
Westpac Banking Corp.	540,700	7,139,945

		333,140,754

Consumer Finance–0.0%
ORIX Corp.	11,260	370,583

Diversified Financial Services–0.4%
ING Group	3,022,263	16,560,252

Insurance–4.4%
Allianz SE	410,000	34,318,014
Aviva PLC	3,881,307	12,035,946
Fairfax Financial Holdings Ltd.	23,900	6,179,727
Fondiaria-Sai SpA (ordinary shares)	214,586	2,508,091
ING Canada, Inc.	326,800	9,331,218

Company	Shares	U.S. $ Value

Muenchener Rueckversicherungs AG (MunichRe)	483,025	$58,815,994
QBE Insurance Group Ltd.	2,863,056	38,407,785

		161,596,775

Real Estate Management & Development–0.4%
Brookfield Properties Corp. (New York)	1,142,900	6,608,297
Lend Lease Corp. Ltd.	1,556,800	7,070,080

		13,678,377

		691,479,318

Energy–12.9%
Oil, Gas & Consumable Fuels–12.9%
BG Group PLC	3,891,120	58,695,375
BP PLC	9,629,000	64,566,126
ENI SpA	1,669,640	32,327,948
Nexen, Inc.	580,041	9,836,038
Oil Search Ltd.	3,748,324	13,771,748
Petro-Canada	831,400	22,334,643
Royal Dutch Shell PLC (Euronext Amsterdam)-Class A	2,534,116	56,533,710
Royal Dutch Shell PLC (London Virt-X)-Class A	2,175,939	48,916,774
StatoilHydro ASA	3,580,950	62,669,103
Talisman Energy, Inc.	550,000	5,823,683
Total SA	2,071,368	102,427,859

		477,903,007

Health Care–11.9%
Biotechnology–0.7%
Actelion Ltd.(a)	242,180	11,052,203
CSL Ltd./Australia	589,654	13,324,118

		24,376,321

Health Care Providers & Services–1.2%
Celesio AG	385,300	7,093,346
Fresenius Medical Care AG	967,461	37,541,813

		44,635,159

Pharmaceuticals–10.0%
AstraZeneca PLC	1,103,700	39,087,515
Bayer AG	1,584,695	75,711,118
GlaxoSmithKline PLC	2,575,100	40,106,418
Novartis AG	1,219,626	46,142,762
Novo Nordisk A/S-Class B	1,002,277	48,055,030
Roche Holding AG	236,953	32,521,806
Sanofi-Aventis	1,562,673	87,698,929

		369,323,578

		438,335,058

Schedule of Investments—Tax Managed International Portfolio	1

Company	Shares	U.S. $ Value

Telecommunication Services–9.6%
Diversified Telecommunication Services–6.8%
BCE, Inc.	738,400	$14,711,777
Deutsche Telekom AG	3,394,537	42,044,648
France Telecom SA	1,279,400	29,166,651
Nippon Telegraph & Telephone Corp.	501,500	19,139,597
Telecom Corp. of New Zealand Ltd.	9,190,388	12,225,246
Telecom Italia SpA (ordinary shares)	15,793,600	20,361,597
Telecom Italia SpA (savings shares)	11,715,800	11,913,561
Telefonica SA	4,270,734	85,163,998
TELUS Corp.-Class A	632,600	16,562,600

		251,289,675

Wireless Telecommunication Services–2.8%
KDDI Corp.	1,231	5,796,948
Vodafone Group PLC	55,714,326	97,135,397

		102,932,345

		354,222,020

Consumer Discretionary–9.1%
Auto Components–0.5%
Denso Corp.	877,800	17,745,019

Automobiles–2.7%
Honda Motor Co. Ltd.	2,111,100	50,256,337
Isuzu Motors Ltd.	7,460,000	9,162,569
Nissan Motor Co. Ltd.	5,378,900	19,441,098
Renault SA	1,032,300	21,226,252

		100,086,256

Distributors–0.1%
Li & Fung Ltd.	1,948,000	4,586,784

Hotels, Restaurants & Leisure–1.7%
Carnival PLC	1,374,130	31,208,097
Compass Group PLC	3,226,800	14,756,851
Thomas Cook Group PLC	2,253,000	7,758,356
TUI Travel PLC	2,490,300	8,172,074

		61,895,378

Household Durables–1.1%
Sharp Corp.	2,532,000	20,261,599
Sony Corp.	854,900	17,683,156

		37,944,755

Media–1.8%
British Sky Broadcasting Group PLC	1,659,706	10,301,298
Lagardere SCA	607,300	17,041,585
Pearson PLC	1,144,100	11,505,427
SES SA(FDR)	1,445,235	27,586,474

		66,434,784

Multiline Retail–0.3%
Next PLC	620,988	11,784,058

Company	Shares	U.S. $ Value

Specialty Retail–0.8%
Hennes & Mauritz AB-Class B	399,200	$14,966,053
Kingfisher PLC	7,167,500	15,363,676

		30,329,729

Textiles, Apparel & Luxury Goods–0.1%
Yue Yuen Industrial Holdings Ltd.	1,873,500	4,283,987

		335,090,750

Consumer Staples–8.8%
Beverages–0.3%
Anheuser-Busch InBev NV	436,100	12,008,093

Food & Staples Retailing–2.5%
Aeon Co. Ltd.	1,224,600	8,094,617
Delhaize Group	224,800	14,588,150
Koninklijke Ahold NV	1,904,806	20,862,803
Tesco PLC	10,096,138	48,236,841

		91,782,411

Food Products–2.9%
Associated British Foods PLC	1,571,000	14,420,124
Nestle SA	1,911,743	64,586,984
Suedzucker AG	300,800	5,802,610
Unilever PLC	1,141,644	21,588,182

		106,397,900

Household Products–1.6%
Reckitt Benckiser PLC	1,560,853	58,562,709

Tobacco–1.5%
British American Tobacco PLC	2,417,781	55,852,851

		324,603,964

Industrials–7.8%
Aerospace & Defense–1.3%
BAE Systems PLC	6,959,120	33,376,750
Bombardier, Inc.-Class B	2,800,000	6,529,188
European Aeronautic Defence & Space Co., NV	874,581	10,162,484

		50,068,422

Airlines–0.7%
Deutsche Lufthansa AG	1,373,600	14,881,127
Qantas Airways Ltd.	8,225,930	9,939,349

		24,820,476

Electrical Equipment–0.7%
Furukawa Electric Co. Ltd.	1,677,000	4,804,312
Schneider Electric SA	303,470	20,182,729

		24,987,041

Industrial Conglomerates–0.8%
Koninklijke Philips Electronics NV	1,298,640	19,222,659
Siemens AG	187,900	10,727,125

		29,949,784

2	Sanford C. Bernstein Fund, Inc.—2009 Semi-Annual Report

Company	Shares	U.S. $ Value

Machinery–1.3%
Atlas Copco AB-Class A	2,373,500	$17,822,083
NGK Insulators Ltd.	728,000	11,386,343
Vallourec	95,500	8,853,934
Volvo AB-Class B	2,321,750	12,319,830

		50,382,190

Road & Rail–0.2%
East Japan Railway Co.	117,800	6,141,408

Trading Companies & Distributors–2.6%
Mitsubishi Corp.	2,827,800	37,487,349
Mitsui & Co. Ltd.	5,693,000	57,996,197

		95,483,546

Transportation Infrastructure–0.2%
Macquarie Infrastructure Group	6,681,582	6,845,071

		288,677,938

Materials–7.6%
Chemicals–2.3%
BASF SE	806,500	24,373,400
JSR Corp.	803,600	9,455,008
Mitsubishi Chemical Holdings Corp.	3,878,500	13,385,303
Syngenta AG	188,868	37,964,825

		85,178,536

Construction Materials–0.6%
CRH PLC (Dublin)	1,068,138	23,015,420

Containers & Packaging–0.3%
Amcor Ltd.	3,145,695	9,729,189

Metals & Mining–3.8%
Antofagasta PLC	613,400	4,439,012
ArcelorMittal (Euronext Amsterdam)	1,479,407	30,185,271
Barrick Gold Corp.	684,929	22,170,013
BHP Billiton Ltd.	462,700	10,226,210
BHP Billiton PLC	2,000,368	39,458,524
JFE Holdings, Inc.	694,500	15,329,842
Rio Tinto PLC	452,628	15,198,386
Voestalpine AG	250,116	3,269,231

		140,276,489

Paper & Forest Products–0.6%
Stora Enso Oyj-Class R	412,501	1,461,168
Svenska Cellulosa AB-Class B	2,601,000	19,740,761

		21,201,929

		279,401,563

Information Technology–5.7%
Communications Equipment–1.6%
Nokia OYJ	2,364,600	27,654,961
Telefonaktiebolaget LM Ericsson-Class B	3,864,000	31,241,155

		58,896,116

Company	Shares	U.S. $ Value

Computers & Peripherals–1.1%
Fujitsu Ltd.	5,793,000	$21,736,691
Toshiba Corp.	7,366,000	19,189,077

		40,925,768

Electronic Equipment, Instruments & Components–1.6%
Hitachi High-Technologies Corp.	443,400	6,287,911
Hitachi Ltd.	5,573,000	15,247,707
Hoya Corp.	859,000	17,095,431
Keyence Corp.	98,230	18,583,807

		57,214,856

Office Electronics–0.5%
Canon, Inc.	635,100	18,514,323

Semiconductors & Semiconductor Equipment–0.2%
ASML Holding NV	506,000	8,909,623

Software–0.7%
Nintendo Co. Ltd.	61,300	17,932,186
SAP AG	275,460	9,632,046

		27,564,232

		212,024,918

Utilities–5.0%
Electric Utilities–1.5%
CLP Holdings Ltd.	2,437,000	16,493,178
E.ON AG	1,078,800	29,919,521
The Tokyo Electric Power Co., Inc.	305,300	7,630,549

		54,043,248

Multi-Utilities–3.5%
A2A SpA	7,057,700	10,715,557
Atco Ltd.	26,776	764,543
Centrica PLC	12,961,498	42,310,582
GDF Suez	523,137	17,940,763
National Grid PLC	4,472,000	34,347,198
RWE AG	329,930	23,105,155

		129,183,798

		183,227,046

Total Common Stocks (cost $5,220,892,669)		3,584,965,582

RIGHTS–0.4%
Materials–0.2%
Construction Materials–0.2%
CRH PLC (London)(a)	338,239	7,369,903

Schedule of Investments—Tax Managed International Portfolio	3

Company	Shares	U.S. $ Value

Financials–0.2%
Banking–Regional–0.0%
Royal Bank of Scotland Group PLC(a)	47,080	$0

Commercial Banks–0.2%
HSBC Holdings PLC(a)	1,779,417	3,600,006
Nordea Bank AB(a)	12,489,400	1,428,332

		5,028,338

Diversified Financial Services–0.0%
Fortis(a)	1,354,732	2

		5,028,340

Total Rights (cost $5,730,749)		12,398,243

Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–2.0%
Repurchase Agreements–2.0%
State Street Bank & Trust Co.	$73,846	$73,846,000
0.01%, 03/31/09 due 04/01/09 in the amount of $73,846,021 (collateralized by $75,340,000 U.S. Treasury Bill, 0.00%, due 5/14/09, value $75,324,932) (cost $73,846,000)
Total Investments—99.5% (cost $5,300,469,418)		3,671,209,825

Other assets less liabilities—0.5%		20,079,189

Net Assets—100.0%		$3,691,289,014

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2009	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	514	June 2009	$13,731,922	$13,610,205	$(121,717)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar	Settling 6/15/09	58,675	$37,023,925	$40,601,678	$3,577,753
Euro	Settling 6/15/09	43,222	58,528,207	57,429,776	(1,098,431)
Japanese Yen	Settling 6/15/09	3,458,540	38,740,297	34,980,661	(3,759,636)
Japanese Yen	Settling 6/15/09	3,527,373	38,446,320	35,676,857	(2,769,463)
Japanese Yen	Settling 6/15/09	38,892,571	394,232,873	393,370,561	(862,312)
New Zealand Dollar	Settling 6/15/09	130,835	64,544,830	74,280,250	9,735,420
Norwegian Krone	Settling 6/15/09	408,365	60,061,449	60,610,371	548,922
Norwegian Krone	Settling 6/15/09	156,164	21,681,013	23,178,181	1,497,168
Norwegian Krone	Settling 6/15/09	302,081	47,406,300	44,835,482	(2,570,818)
Sale Contracts:
British Pound	Settling 6/15/09	176,918	244,127,379	253,913,878	(9,786,499)
British Pound	Settling 6/15/09	27,249	39,487,888	39,107,944	379,944
Canadian Dollar	Settling 6/15/09	107,748	83,062,620	85,528,694	(2,466,074)
Canadian Dollar	Settling 6/15/09	49,996	40,598,304	39,686,050	912,254
Euro	Settling 6/15/09	34,185	44,064,465	45,422,167	(1,357,702)
Euro	Settling 6/15/09	34,960	44,543,585	46,451,922	(1,908,337)
Swedish Krona	Settling 6/15/09	535,835	58,851,278	65,218,439	(6,367,161)
Swedish Krona	Settling 6/15/09	259,033	30,966,288	31,527,855	(561,567)
Swiss Franc	Settling 6/15/09	155,726	134,564,984	137,029,109	(2,464,125)

(a)	Non-income producing security.

Glossary:

FDR—Fiduciary Depositary Receipt

See notes to financial statements.

4	Sanford C. Bernstein Fund, Inc.—2009 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

International Portfolio

March 31, 2009 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–96.3%
Financials–18.2%
Capital Markets–4.6%
Credit Suisse Group AG	1,088,111	$33,130,772
Deutsche Bank AG	356,400	14,276,009
Julius Baer Holding AG	379,376	9,321,574
Macquarie Group Ltd.	187,900	3,538,167
Man Group PLC	4,404,796	13,803,660
UBS AG (Swiss Virt-X)(a)	629,024	5,897,252

		79,967,434

Commercial Banks–8.5%
Australia & New Zealand Banking Group Ltd.	834,100	9,114,455
Banco Santander Central Hispano SA	1,843,404	12,709,860
Barclays PLC	3,302,099	7,010,767
BNP Paribas SA	336,370	13,877,455
Commonwealth Bank of Australia	188,300	4,520,430
Credit Agricole SA	1,001,556	11,050,750
HSBC Holdings PLC	1,918,500	10,681,384
Intesa Sanpaolo SpA	2,240,700	6,162,994
Lloyds Banking Group PLC	5,912,482	5,986,085
Mitsubishi UFJ Financial Group, Inc.	1,528,500	7,530,494
National Australia Bank Ltd.	560,421	7,823,100
National Bank of Canada	30,200	964,350
Nordea Bank AB	929,200	4,623,465
Societe Generale-Class A	298,866	11,690,693
Standard Chartered PLC	1,432,323	17,785,597
Sumitomo Mitsui Financial Group, Inc.	301,000	10,598,626
Westpac Banking Corp.	344,700	4,551,765

		146,682,270

Consumer Finance–0.0%
ORIX Corp.	5,930	195,165

Diversified Financial Services–0.4%
ING Group	1,138,200	6,236,677

Insurance–4.6%
Allianz SE	191,700	16,045,764
Aviva PLC	2,632,488	8,163,354
Fairfax Financial Holdings Ltd.	20,500	5,300,603
Fondiaria-Sai SpA (ordinary shares)	144,131	1,684,610
Industrial Alliance Insurance and Financial Services, Inc.	120,400	1,893,664
Muenchener Rueckversicherungs AG (MunichRe)	238,954	29,096,459

Company	Shares	U.S. $ Value

QBE Insurance Group Ltd.	1,318,358	$17,685,721

		79,870,175

Real Estate Management & Development–0.1%
Lend Lease Corp. Ltd.	191,756	870,844

		313,822,565

Energy–13.2%
Oil, Gas & Consumable Fuels–13.2%
BG Group PLC	1,782,518	26,888,290
BP PLC	4,675,202	31,349,016
ENI SpA	807,100	15,627,253
Nippon Mining Holdings, Inc.	1,680,000	6,733,908
Oil Search Ltd.	2,814,014	10,338,992
Petro-Canada	355,400	9,547,429
Royal Dutch Shell PLC-Class B	181,196	3,941,894
Royal Dutch Shell PLC (Euronext Amsterdam)-Class A	1,044,169	23,294,414
Royal Dutch Shell PLC (London Virt-X)-Class A	928,563	20,874,807
StatoilHydro ASA	1,832,084	32,062,738
Total SA	945,694	46,763,980

		227,422,721

Health Care–11.7%
Biotechnology–0.7%
Actelion Ltd.(a)	113,861	5,196,196
CSL Ltd./Australia	310,568	7,017,751

		12,213,947

Health Care Providers & Services–1.3%
Celesio AG	304,400	5,603,983
Fresenius Medical Care AG	442,041	17,153,167

		22,757,150

Pharmaceuticals–9.7%
AstraZeneca PLC	368,889	13,064,197
Bayer AG	663,185	31,684,632
GlaxoSmithKline PLC	1,227,900	19,124,178
Novartis AG	621,797	23,524,778
Novo Nordisk A/S-Class B	469,879	22,528,751
Roche Holding AG	112,069	15,381,474
Sanofi-Aventis	720,589	40,440,248

		165,748,258

		200,719,355

Telecommunication Services–9.4%
Diversified Telecommunication Services–6.6%
BCE, Inc.	299,400	5,965,203
Deutsche Telekom AG	1,866,403	23,117,219
France Telecom SA	572,800	13,058,197
Nippon Telegraph & Telephone Corp.	301,000	11,487,575

Schedule of Investments—International Portfolio	5

Company	Shares	U.S. $ Value

Telecom Italia SpA (ordinary shares)	5,747,500	$7,409,855
Telecom Italia SpA (savings shares)	3,428,300	3,486,169
Telefonica SA	2,047,483	40,829,478
TELUS Corp.-Class A	300,800	7,875,482

		113,229,178

Wireless Telecommunication Services–2.8%
KDDI Corp.	572	2,693,627
Vodafone Group PLC	26,399,900	46,027,026

		48,720,653

		161,949,831

Consumer Discretionary–9.0%
Auto Components–0.8%
Bridgestone Corp.	316,800	4,593,941
Denso Corp.	242,000	4,892,110
Magna International, Inc.-Class A	143,500	3,817,410

		13,303,461

Automobiles–2.7%
Honda Motor Co. Ltd.	965,600	22,986,841
Isuzu Motors Ltd.	2,431,000	2,985,818
Nissan Motor Co. Ltd.	3,026,700	10,939,480
Renault SA	450,200	9,257,056

		46,169,195

Distributors–0.1%
Li & Fung Ltd.	944,000	2,222,754

Hotels, Restaurants & Leisure–1.5%
Carnival PLC	627,187	14,244,149
Compass Group PLC	1,489,171	6,810,300
TUI Travel PLC	1,434,400	4,707,072

		25,761,521

Household Durables–1.0%
Sharp Corp.	1,171,000	9,370,589
Sony Corp.	433,500	8,966,719

		18,337,308

Media–1.8%
British Sky Broadcasting Group PLC	747,909	4,642,047
Lagardere SCA	286,200	8,031,124
Pearson PLC	548,170	5,512,569
SES SA(FDR)	651,640	12,438,427

		30,624,167

Multiline Retail–0.3%
Next PLC	281,446	5,340,805

Company	Shares	U.S. $ Value

Specialty Retail–0.8%
Hennes & Mauritz AB-Class B	181,851	$6,817,615
Kingfisher PLC	3,404,494	7,297,599

		14,115,214

		155,874,425

Consumer Staples–8.7%
Beverages–0.2%
Anheuser-Busch InBev NV	125,080	3,444,101

Food & Staples Retailing–2.6%
Aeon Co. Ltd.	317,100	2,096,034
Delhaize Group	103,900	6,742,477
Koninklijke Ahold NV	1,132,400	12,402,857
Tesco PLC	4,920,711	23,509,936

		44,751,304

Food Products–2.8%
Associated British Foods PLC	1,222,800	11,224,015
Nestle SA	814,670	27,523,092
Unilever PLC	538,376	10,180,546

		48,927,653

Household Products–1.6%
Reckitt Benckiser PLC	714,456	26,806,162

Tobacco–1.5%
British American Tobacco PLC	1,123,201	25,946,923

		149,876,143

Materials–7.8%
Chemicals–2.4%
BASF SE	418,500	12,647,573
JSR Corp.	386,100	4,542,781
Mitsubishi Chemical Holdings Corp.	1,872,500	6,462,287
Syngenta AG	85,802	17,247,273

		40,899,914

Construction Materials–0.6%
CRH PLC (London)	507,294	11,039,969

Containers & Packaging–0.3%
Amcor Ltd.	1,469,150	4,543,873

Metals & Mining–3.9%
Antofagasta PLC	443,200	3,207,320
ArcelorMittal (Euronext Amsterdam)	682,819	13,931,985
Barrick Gold Corp.	309,967	10,033,116
BHP Billiton Ltd.	213,300	4,714,179
BHP Billiton PLC	925,006	18,246,328
JFE Holdings, Inc.	358,300	7,908,830
Rio Tinto PLC	208,391	6,997,373
Voestalpine AG	157,050	2,052,779

		67,091,910

6	Sanford C. Bernstein Fund, Inc.—2009 Semi-Annual Report

Company	Shares	U.S. $ Value

Paper & Forest Products–0.6%
Stora Enso Oyj-Class R	542,700	$1,922,362
Svenska Cellulosa AB-Class B	1,209,300	9,178,201

		11,100,563

		134,676,229

Industrials–7.8%
Aerospace & Defense–1.4%
BAE Systems PLC	3,289,214	15,775,453
Bombardier, Inc.-Class B	1,437,100	3,351,106
European Aeronautic Defence & Space Co., NV	415,820	4,831,758

		23,958,317

Airlines–0.9%
Deutsche Lufthansa AG	957,000	10,367,821
Qantas Airways Ltd.	3,834,229	4,632,879

		15,000,700

Electrical Equipment–0.7%
Furukawa Electric Co. Ltd.	784,000	2,246,023
Schneider Electric SA	146,949	9,773,064

		12,019,087

Industrial Conglomerates–0.7%
Koninklijke Philips Electronics NV	467,560	6,920,892
Siemens AG	76,000	4,338,805

		11,259,697

Machinery–1.2%
Atlas Copco AB-Class A	1,066,041	8,004,664
NGK Insulators Ltd.	347,000	5,427,282
Volvo AB-Class B	1,468,250	7,790,930

		21,222,876

Road & Rail–0.3%
East Japan Railway Co.	112,300	5,854,670

Trading Companies & Distributors–2.3%
Finning International, Inc.	198,700	1,985,739
Mitsubishi Corp.	1,201,600	15,929,273
Mitsui & Co. Ltd.	2,106,000	21,454,416

		39,369,428

Transportation Infrastructure–0.3%
Macquarie Infrastructure Group	5,017,824	5,140,604

		133,825,379

Information Technology–5.9%
Communications Equipment–1.8%
Nokia OYJ	1,187,800	13,891,805
Telefonaktiebolaget LM Ericsson-Class B	2,154,000	17,415,489

		31,307,294

Company	Shares	U.S. $ Value

Computers & Peripherals–1.1%
Fujitsu Ltd.	2,330,000	$8,742,705
Toshiba Corp.	3,679,000	9,584,118

		18,326,823

Electronic Equipment, Instruments & Components–1.4%
Hitachi High-Technologies Corp.	151,800	2,152,695
Hitachi Ltd.	1,867,000	5,108,105
Hoya Corp.	425,700	8,472,089
Keyence Corp.	46,200	8,740,425

		24,473,314

IT Services–0.1%
Cap Gemini	69,789	2,242,954

Office Electronics–0.4%
Canon, Inc.	261,400	7,620,287

Semiconductors & Semiconductor Equipment–0.3%
ASML Holding NV	262,200	4,616,805

Software–0.8%
Nintendo Co. Ltd.	29,400	8,600,429
SAP AG	136,457	4,771,509

		13,371,938

		101,959,415

Utilities–4.6%
Electric Utilities–1.5%
CLP Holdings Ltd.	1,159,000	7,843,904
E.ON AG	502,200	13,928,052
The Tokyo Electric Power Co., Inc.	152,600	3,814,025

		25,585,981

Independent Power Producers & Energy Traders–0.2%
Drax Group PLC	449,200	3,327,446

Multi-Utilities–2.9%
Atco Ltd.	12,200	348,351
Centrica PLC	5,998,895	19,582,361
GDF Suez	248,168	8,510,817
National Grid PLC	2,035,631	15,634,665
RWE AG	79,250	5,549,915

		49,626,109

		78,539,536

Total Common Stocks (cost $2,530,545,884)		1,658,665,599

RIGHTS–0.3%
Materials–0.2%
Construction Materials–0.2%
CRH PLC (London)(a)	147,178	3,201,001

Schedule of Investments—International Portfolio	7

Company	Shares	U.S. $ Value

Financials–0.1%
Commercial Banks–0.1%
HSBC Holdings PLC(a)	799,375	1,617,246
Nordea Bank AB(a)	10,221,200	1,168,933

		2,786,179

Diversified Financial Services–0.0%
Fortis(a)	633,264	1

		2,786,180

Total Rights (cost $3,468,639)		5,987,181

Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–3.2%
Repurchase Agreements–3.2%
State Street Bank & Trust Co.	$55,031	$55,031,000
0.01%, 03/31/09 due 04/01/09 in the amount of $55,031,015 (collateralized by $56,145,000 U.S. Treasury Bill, 0.00%, due 5/14/09, value $56,133,771) (cost $55,031,000)
Total Investments—99.8% (cost $2,589,045,523)		1,719,683,780

Other assets less liabilities—0.2%		2,687,042

Net Assets—100.0%		$1,722,370,822

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2009	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
FTSE 100 Index Futures	83	June 2009	$4,489,020	$4,626,745	$137,725
Topix Index Futures	36	June 2009	2,539,749	2,825,883	286,134

					$423,859

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar	Settling 6/15/09	48,609	$30,672,279	$33,636,250	$2,963,971
Euro	Settling 6/15/09	18,230	24,236,967	24,222,498	(14,469)
Euro	Settling 6/15/09	21,340	28,882,410	28,354,806	(527,604)
Japanese Yen	Settling 6/15/09	22,812,929	231,242,274	230,736,474	(505,800)
New Zealand Dollar	Settling 6/15/09	58,522	28,870,658	33,225,275	4,354,617
Norwegian Krone	Settling 6/15/09	66,619	9,382,561	9,887,728	505,167
Norwegian Krone	Settling 6/15/09	128,637	18,919,654	19,092,567	172,913
Norwegian Krone	Settling 6/15/09	177,668	27,848,958	26,369,849	(1,479,109)
Sale Contracts:
British Pound	Settling 6/15/09	100,676	138,921,806	144,490,858	(5,569,052)
British Pound	Settling 6/15/09	11,384	16,292,906	16,338,392	(45,486)
Canadian Dollar	Settling 6/15/09	40,453	31,185,100	32,110,965	(925,865)
Canadian Dollar	Settling 6/15/09	19,460	15,904,930	15,447,047	457,883
Euro	Settling 6/15/09	34,708	43,882,713	46,117,086	(2,234,373)
Euro	Settling 6/15/09	4,862	6,267,118	6,460,219	(193,101)
Japanese Yen	Settling 6/15/09	1,876,021	19,092,030	18,974,612	117,418
Swedish Krona	Settling 6/15/09	241,374	26,510,341	29,378,513	(2,868,172)
Swedish Krona	Settling 6/15/09	119,620	14,300,060	14,559,388	(259,328)
Swiss Franc	Settling 6/15/09	73,780	63,754,315	64,921,770	(1,167,455)

(a)	Non-income producing security.

Glossary:

FDR—Fiduciary Depositary Receipt

See notes to financial statements.

8	Sanford C. Bernstein Fund, Inc.—2009 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Emerging Markets Portfolio

March 31, 2009 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–98.5%
Financials–18.0%
Commercial Banks–14.2%
ABSA Group Ltd.	611,612	$6,212,338
Akbank T.A.S.	1,686,100	4,954,295
Andhra Bank	2,222,000	1,982,888
Banco Bradesco SA	349,500	3,480,310
Banco do Brasil SA	2,022,000	14,704,662
Banco Santander Chile SA (Sponsored)(ADR)	92,241	3,168,478
Bank Central Asia Tbk PT	796,500	213,470
Bumiputra-Commerce Holdings Bhd	1,752,400	3,296,301
Canara Bank	3,446,000	11,278,124
China Construction Bank Corp.-Class H	25,576,000	14,518,949
Commercial International Bank	245,203	1,414,724
Grupo Financiero Banorte SAB de CV-Class O Series O	2,945,200	3,906,834
Hana Financial Group, Inc.	390,300	5,946,730
ICICI Bank Ltd.	382,423	2,520,790
Industrial & Commercial Bank of China Ltd.	26,472,000	13,689,791
Investimentos Itau SA	5,175,812	17,782,615
Itau Unibanco Banco Multiplo SA(ADR)	601,461	6,543,890
KB Financial Group, Inc.(a)	461,200	11,156,287
Oriental Bank Of Commerce	765,000	1,664,362
Powszechna Kasa Oszczednosci Bank Polski SA	336,948	2,083,770
Punjab National Bank Ltd.	741,000	6,031,774
Shinhan Financial Group Co. Ltd.(a)	176,426	3,191,202
Siam Commercial Bank PCL	4,840,500	7,438,524
Standard Bank Group Ltd.	1,769,268	14,847,568
State Bank of India Ltd.(GDR)(b)	25,450	1,043,450
Turkiye Garanti Bankasi AS(a)	9,957,279	14,093,129

		177,165,255

Diversified Financial Services–0.2%
Yuanta Financial Holding Co. Ltd.	6,292,000	2,881,170

Insurance–2.4%
China Life Insurance Co. Ltd.-Class H	3,081,000	10,133,441
Hyundai Marine & Fire Insurance Co. Ltd.(a)	316,500	2,899,339
LIG Non-Life Insurance Co. Ltd.(a)	322,110	3,151,693
Sanlam Ltd.	7,387,057	13,140,819

		29,325,292

Company	Shares	U.S. $ Value

Real Estate–0.2%
BR Malls Participacoes SA(a)	495,000	$3,072,745

Real Estate Management & Development–0.5%
China Overseas Land & Investment Ltd.	3,692,880	5,806,829

Thrifts & Mortgage Finance–0.5%
Housing Development Finance Corp.	205,058	5,701,159

		223,952,450

Information Technology–17.5%
Communications Equipment–0.6%
AAC Acoustic Technology Holdings, Inc.(a)	5,025,000	2,364,273
ZTE Corp.-Class H	1,343,800	5,486,159

		7,850,432

Computers & Peripherals–3.1%
Compal Electronics, Inc.	12,914,195	9,274,225
High Tech Computer Corp.	346,200	4,262,755
Lenovo Group Ltd.	45,382,000	10,548,004
Quanta Computer, Inc.	3,802,340	4,805,141
Wistron Corp.	7,087,493	7,644,441
Wistron Corp.(GDR)(b)	199,267	1,968,758

		38,503,324

Electronic Equipment, Instruments & Components–2.7%
AU Optronics Corp.	20,575,890	17,129,783
AU Optronics Corp. (Sponsored)(ADR)	602,755	5,057,114
HannStar Display Corp.	18,446,000	3,312,958
HON HAI Precision Industry Co. Ltd.	2,070,000	4,683,994
Unimicron Technology Corp.	5,464,630	3,257,044

		33,440,893

Internet Software & Services–0.5%
Tencent Holdings Ltd.	895,200	6,635,661

IT Services–0.5%
Infosys Technologies Ltd.	231,546	6,080,035

Semiconductors & Semiconductor Equipment–9.3%
Hynix Semiconductor, Inc.(a)	495,600	4,462,040
Kinsus Interconnect Technology Corp.	3,472,775	4,402,076
MediaTek, Inc.	212,000	1,995,698
Samsung Electronics (Preference Shares)	60,530	13,876,624
Samsung Electronics Co. Ltd.	119,076	49,197,085
Siliconware Precision Industries Co.	7,615,734	8,007,843
Taiwan Semiconductor Manufacturing Co. Ltd.	13,731,295	20,677,282
United Microelectronics Corp.	41,004,096	13,384,782

		116,003,430

Schedule of Investments—Emerging Markets Portfolio	9

Company	Shares	U.S. $ Value

Software–0.8%
Check Point Software Technologies(a)	102,800	$2,283,188
Shanda Interactive Entertainment Ltd. (Sponsored)(ADR)(a)	191,900	7,585,807

		9,868,995

		218,382,770

Energy–17.2%
Energy Equipment & Services–0.2%
Tenaris SA (Sponsored)(ADR)	119,600	2,412,332

Oil, Gas & Consumable Fuels–17.0%
China Petroleum & Chemical Corp.-Class H	33,995,000	21,783,941
CNOOC Ltd.	14,320,000	14,445,785
Gazprom OAO (Sponsored)(London exchange)(ADR)	1,418,867	21,024,578
Gazprom OAO (Sponsored)(US OTC)(ADR)	20,710	307,544
The Great Eastern Shipping Co. Ltd.	979,790	3,688,196
LUKOIL (London) (Sponsored)(ADR)	109,900	4,120,364
LUKOIL (Sponsored)(ADR)	864,951	32,435,663
PetroChina Co. Ltd.-Class H	7,004,000	5,569,664
Petroleo Brasileiro SA (preference shares)	1,946,700	23,958,739
Petroleo Brasileiro SA (Sponsored)(ADR)	1,750,460	42,886,270
PTT PCL	2,807,800	12,192,336
Rosneft Oil Co.(GDR)(b)	707,570	3,035,475
Sasol Ltd.	277,124	8,033,207
Tatneft (Sponsored)(GDR)(b)	162,100	7,455,874
Thai Oil PCL	3,820,700	2,747,155
Tupras-turkiye Petrol Rafinerileri A.S.	164,321	1,646,237
Yanzhou Coal Mining Co. Ltd.-Class H	8,162,000	5,832,888

		211,163,916

		213,576,248

Materials–13.6%
Chemicals–2.1%
Honam Petrochemical Corp.	69,400	3,011,274
Hyosung Corp.	82,000	3,884,170
Israel Chemicals Ltd.	450,466	3,654,312
LG Chem Ltd.	159,240	10,079,687
PTT Chemical PCL	6,276,293	5,132,172
Sociedad Quimica y Minera de Chile SA(ADR)	23,800	632,128

		26,393,743

Company	Shares	U.S. $ Value

Metals & Mining–11.5%
Aneka Tambang	24,719,500	$2,339,745
AngloGold Ashanti Ltd.	135,746	4,924,590
Antofagasta PLC	744,800	5,389,919
ArcelorMittal South Africa Ltd.	515,300	3,977,404
BHP Billiton PLC	235,892	4,661,736
China Steel Corp.	11,352,783	7,451,823
Cia de Minas Buenaventura SA-Class B(ADR)	126,890	3,042,822
Cia Vale do Rio Doce (Sponsored)-Class B(ADR)	2,887,600	32,572,128
Eurasian Natural Resources Corp.	1,036,000	6,703,933
First Quantum Minerals Ltd.	164,700	4,637,413
Impala Platinum Holdings Ltd.	145,280	2,431,305
International Nickel Indonesia	28,918,500	5,580,904
Jiangxi Copper Co. Ltd.-Class H	5,921,000	6,167,550
Magnitogorsk Iron & Steel Works (London)(GDR)(b)	1,388,800	4,285,662
Magnitogorsk Iron & Steel Works (US)(GDR)(b)	458,500	1,412,180
MMC Norilsk Nickel(ADR)	1,990,396	11,942,376
POSCO	28,322	7,547,228
Randgold Resources Ltd.	21,647	1,157,730
Southern Copper Corp.	83,900	1,461,538
Timah Tbk PT	29,305,000	2,693,762
Usinas Siderurgicas de Minas Gerais SA	530,625	6,061,671
Usinas Siderurgicas de Minas Gerais SA (preference shares)-Class A	1,247,600	15,865,589

		142,309,008

		168,702,751

Telecommunication Services–11.3%
Diversified Telecommunication Services–4.6%
Bezeq Israeli Telecommunication Corp. Ltd.	1,896,200	2,974,751
Brasil Telecom SA	808,900	4,498,248
Carso Global Telecom SA de CV Series A1(a)	458,400	1,504,808
China Telecom Corp. Ltd.-Class H	35,786,000	14,873,953
Chunghwa Telecom Co. Ltd.	6,109,850	11,142,059
Global Village Telecom Holding SA(a)	389,100	4,439,908
Tele Norte Leste Participacoes SA(ADR)	557,800	7,719,952
Telecom Egypt	1,603,604	4,268,868
Telefonos de Mexico SA de CV-Class L(ADR)	381,700	5,740,768

		57,163,315

Wireless Telecommunication Services–6.7%
America Movil SAB de CV Series L(ADR)	557,400	15,094,392
Bharti Airtel Ltd.(a)	696,250	8,564,963

10	Sanford C. Bernstein Fund, Inc.—2009 Semi-Annual Report

Company	Shares	U.S. $ Value

Cellcom Israel Ltd. (New York)	67,100	$1,429,230
Cellcom Israel Ltd. (Tel Aviv)	49,300	1,027,200
China Mobile Ltd.	2,462,000	21,493,920
LG Telecom Ltd.	1,189,960	7,287,907
Mobile Telesystems OJSC(ADR)	148,600	4,446,112
MTN Group Ltd.	962,555	10,680,022
Partner Communications Co.	589,670	8,887,871
Philippine Long Distance Telephone Co.(ADR)	35,200	1,553,376
Philippine Long Distance Telephone Co.	62,100	2,776,584

		83,241,577

		140,404,892

Consumer Staples–6.0%
Beverages–0.9%
Cia de Bebidas das Americas(ADR)	76,997	3,676,607
Compania Cervecerias Unidas SA	173,000	972,077
Compania Cervecerias Unidas SA (Sponsored)(ADR)	21,500	604,150
Fomento Economico Mexicano SAB de CV (Sponsored) Series B(ADR)	220,127	5,549,401

		10,802,235

Food & Staples Retailing–1.0%
Centros Comerciales Sudamericanos SA	795,427	1,322,414
Cia Brasileira de Distribuicao Grupo Pao de Acucar (Sponsored)(ADR)	148,000	4,007,840
Shoprite Holdings Ltd.	392,960	2,098,189
Wal-Mart de Mexico SAB de CV Series V	449,037	1,048,334
X 5 Retail Group NV (Sponsored)(GDR)(a)(b)	335,726	3,354,124

		11,830,901

Food Products–2.1%
China Mengniu Dairy Co. Ltd.	3,421,000	4,761,001
China Yurun Food Group Ltd.	13,963,000	17,836,822
Marfrig Frigorificos e Comercio de Alimentos SA(a)	450,200	1,488,537
Multiexport Foods SA	1,163,859	70,888
Perdigao SA	91,100	1,129,055
Universal Robina Corp.	8,731,000	1,174,381

		26,460,684

Household Products–0.1%
Hypermarcas SA(a)	223,000	1,629,421

Company	Shares	U.S. $ Value

Tobacco–1.9%
ITC Ltd.	2,368,606	$8,657,104
KT&G Corp.	269,820	14,893,231

		23,550,335

		74,273,576

Utilities–4.6%
Electric Utilities–2.7%
CEZ	219,057	7,834,473
Cia Paranaense de Energia (preference shares)	378,400	3,931,216
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA-Class B	876,960	12,343,030
Enersis SA(ADR)	615,700	9,297,070

		33,405,789

Independent Power Producers & Energy Traders–1.2%
China Resources Power Holdings Co.	1,588,000	3,334,797
Glow Energy PCL	4,053,900	2,400,448
Huaneng Power International, Inc.-Class H	9,104,000	6,110,481
NTPC Ltd.	954,762	3,393,649

		15,239,375

Water Utilities–0.7%
Cia de Saneamento Basico do Estado de Sao Paulo	515,600	5,734,445
Cia de Saneamento de Minas Gerais-COPASA	395,500	3,310,965

		9,045,410

		57,690,574

Industrials–3.7%
Construction & Engineering–0.4%
Aveng Ltd.	18,500	50,906
China Railway Construction Corp. Ltd.(a)	822,500	1,071,064
Murray & Roberts Holdings Ltd.	357,936	1,533,251
Orascom Construction Industries (London)(GDR)(b)	58,136	2,729,239

		5,384,460

Electrical Equipment–0.9%
Bharat Heavy Electricals Ltd.	204,165	6,089,195
Walsin Lihwa Corp.	21,891,000	4,399,697

		10,488,892

Schedule of Investments—Emerging Markets Portfolio	11

Company	Shares	U.S. $ Value

Industrial Conglomerates–1.9%
Alfa SA de CV-Class A	1,358,900	$2,108,621
Beijing Enterprises Holdings Ltd.	794,000	3,328,065
Bidvest Group Ltd.	1,167,161	10,834,201
Dogan Sirketler Grubu Holdings(a)	23,771,131	7,820,448

		24,091,335

Marine–0.4%
China Shipping Development Co. Ltd.-Class H	2,680,000	2,534,208
Regional Container Lines PCL	4,493,100	690,467
Sinotrans Shipping Ltd.	9,040,000	2,253,300

		5,477,975

Road & Rail–0.1%
Localiza Rent a Car	220,700	771,582

		46,214,244

Consumer Discretionary–3.5%
Auto Components–0.5%
Hyundai Mobis	114,750	6,663,895

Automobiles–0.8%
Ford Otomotiv Sanayi AS	344,661	941,833
Hero Honda Motors Ltd.	61,387	1,302,107
Hyundai Motor Co.	180,910	7,320,506

		9,564,446

Distributors–0.2%
Imperial Holdings Ltd.	422,400	2,387,069

Household Durables–0.4%
LG Electronics, Inc.	44,150	2,937,426
Urbi Desarrollos Urbanos SA de C.V.(a)	1,590,000	1,396,371

		4,333,797

Media–0.5%
Megacable Holdings SAB de CV(a)	530,700	536,507
Naspers Ltd.-Class N	302,635	5,120,754

		5,657,261

Multiline Retail–0.1%
Lojas Renner SA	168,281	1,033,734

Specialty Retail–0.2%
Ultrapar Participacoes SA	123,600	2,964,588

Textiles, Apparel & Luxury Goods–0.8%
Pacific Textile Holdings Ltd.	3,504,000	342,820
Yue Yuen Industrial Holdings Ltd.	4,413,500	10,092,009

		10,434,829

		43,039,619

Company	Shares	U.S. $ Value

Health Care–3.1%
Health Care Equipment & Supplies–0.4%
China Medical Technologies, Inc. (Sponsored)(ADR)	361,100	$4,972,347

Pharmaceuticals–2.7%
Pharmstandard(GDR)(a)(b)	240,089	2,304,775
Simcere Pharmaceutical Group (Sponsored)(ADR)(a)	350,600	1,963,360
Teva Pharmaceutical Industries Ltd. (Sponsored)(ADR)	661,800	29,814,090

		34,082,225

		39,054,572

Total Common Stocks (cost $1,602,068,881)		1,225,291,696

WARRANTS–0.1%
Financials–0.1%
Commercial Banks–0.1%
Merill-CW10 Sberbank-CLS, expiring 2/23/10(a) (cost $3,009,085)	1,914	1,177,167

Principal Amount (000)
SHORT-TERM INVESTMENTS–0.6%
Repurchase Agreements–0.6%
State Street Bank & Trust Co.	$7,546	7,546,000
0.01%, 03/31/09 due 04/01/09 in the amount of $7,546,002 (collateralized by $7,700,000 U.S. Treasury Bill, 0.00%, due 5/14/09, value $7,698,460) (cost $7,546,000)
Total Investments—99.2%
(cost $1,612,623,966)		1,234,014,863

Other assets less liabilities—0.8%		9,807,610

Net Assets—100.0%		$1,243,822,473

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009, the aggregate market value of these securities amounted to $27,589,537 or 2.2% of net assets.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

OJSC—Open Joint Stock Company

See notes to financial statements.

12	Sanford C. Bernstein Fund, Inc.—2009 Semi-Annual Report

SCB–ST–1946–0309

Sanford C. Bernstein Fund, Inc.

March 31, 2009

Schedule of Investments

To the Semi-Annual Report

For the Taxable Bond Portfolios

Intermediate Duration

Short Duration Plus

U.S. Government Short Duration

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Portfolio

March 31, 2009 (unaudited)

	Principal Amount (000)	U.S. $ Value

CORPORATES-INVESTMENT GRADES–34.9%
Industrial–18.7%
Basic–2.7%
ArcelorMittal 6.125%, 6/01/18	$13,310	$9,629,133
6.50%, 4/15/14	5,565	4,372,949
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16	9,538	9,805,941
The Dow Chemical Co. 7.375%, 11/01/29	700	451,289
EI Du Pont de Nemours & Co. 5.875%, 1/15/14	6,079	6,426,208
Inco Ltd. 7.75%, 5/15/12	18,160	18,874,796
International Paper Co. 5.30%, 4/01/15	5,175	3,640,266
7.40%, 6/15/14	13,080	10,790,280
7.95%, 6/15/18	7,555	5,758,323
Packaging Corp. of America 5.75%, 8/01/13	4,135	3,815,307
PPG Industries, Inc. 5.75%, 3/15/13	9,905	10,086,331
Rio Tinto Finance USA Ltd. 6.50%, 7/15/18	11,940	10,449,422
Union Carbide Corp. 7.75%, 10/01/96	3,600	1,616,393
United States Steel Corp. 5.65%, 6/01/13	13,189	9,959,937
6.05%, 6/01/17	13,580	8,402,285

		114,078,860

Capital Goods–1.4%
Boeing Co. 6.00%, 3/15/19	10,340	10,620,038
Caterpillar Financial Services 4.50%, 6/15/09	6,810	6,818,574
Fisher Scientific International, Inc. 6.125%, 7/01/15	1,473	1,462,978
6.75%, 8/15/14	2,206	2,222,691
Hutchison Whampoa International Ltd. 7.45%, 11/24/33(a)	5,920	5,354,652
John Deere Capital Corp. 5.25%, 10/01/12	10,380	10,481,049
Lafarge SA 6.15%, 7/15/11	6,683	5,881,040
Tyco International Finance SA 6.00%, 11/15/13	4,955	4,661,956
8.50%, 1/15/19	4,360	4,500,340

	Principal Amount (000)	U.S. $ Value

United Technologies Corp. 4.875%, 5/01/15	$6,308	$6,609,907

		58,613,225

Communications-Media–1.9%
BSKYB Finance UK PLC 5.625%, 10/15/15(a)	6,400	5,656,941
CBS Corp. 5.625%, 8/15/12	2,880	2,477,333
6.625%, 5/15/11	2,435	2,343,950
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	5,575	6,124,249
Comcast Corp. 5.30%, 1/15/14	4,800	4,660,051
News America Holdings, Inc. 6.55%, 3/15/33	3,525	2,811,106
9.25%, 2/01/13	4,825	5,119,040
Reed Elsevier Capital, Inc. 8.625%, 1/15/19	4,665	4,783,071
RR Donnelley & Sons Co. 4.95%, 4/01/14	2,635	1,977,096
11.25%, 2/01/19	6,515	5,634,889
Time Warner Cable, Inc. 7.50%, 4/01/14	5,260	5,363,033
Time Warner Entertainment Co. 8.375%, 3/15/23	10,465	10,135,154
Turner Broadcasting System, Inc. 8.375%, 7/01/13	11,372	11,755,816
The Walt Disney Co. 5.50%, 3/15/19	8,570	8,641,620
WPP Finance Corp. 5.875%, 6/15/14	1,475	1,305,704

		78,789,053

Communications-Telecommunications–4.5%
AT&T Corp. 7.30%, 11/15/11	5,600	6,017,245
8.00%, 11/15/31	1,800	1,955,133
Embarq Corp. 6.738%, 6/01/13	10,460	9,753,950
7.082%, 6/01/16	23,065	20,758,500
New Cingular Wireless Services, Inc. 8.125%, 5/01/12	39,555	43,123,138
8.75%, 3/01/31	5,010	5,494,252
Pacific Bell Telephone Co. 6.625%, 10/15/34	13,330	12,099,841
Qwest Corp. 7.50%, 10/01/14	9,995	9,095,450
7.875%, 9/01/11	11,690	11,514,650
8.875%, 3/15/12	8,685	8,576,437
Telecom Italia Capital SA 4.00%, 1/15/10	11,555	11,379,168
6.375%, 11/15/33	1,375	1,001,833
US Cellular Corp. 6.70%, 12/15/33	14,340	10,840,968

Schedule of Investments—Intermediate Duration Portfolio	1

	Principal Amount (000)	U.S. $ Value

Verizon Communications, Inc. 4.90%, 9/15/15	$4,390	$4,194,307
5.25%, 4/15/13	7,155	7,303,724
Verizon New Jersey, Inc. Series A 5.875%, 1/17/12	5,695	5,851,356
Vodafone Group PLC 5.50%, 6/15/11	8,020	8,303,290
7.75%, 2/15/10	12,335	12,798,586

		190,061,828

Consumer Cyclical-Other–0.3%
Marriott International, Inc. Series J 5.625%, 2/15/13	12,589	10,745,958

Consumer Non-Cyclical–5.1%
Avon Products, Inc. 6.50%, 3/01/19	10,585	10,440,197
Baxter FinCo BV 4.75%, 10/15/10	11,369	11,736,082
Bottling Group LLC 6.95%, 3/15/14	9,145	10,398,148
Bunge Ltd. Finance Corp. 5.10%, 7/15/15	5,361	4,282,351
5.875%, 5/15/13	8,910	7,940,467
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)	11,945	11,801,373
Campbell Soup Co. 6.75%, 2/15/11	8,660	9,342,313
The Coca-Cola Co. 5.35%, 11/15/17	9,830	10,500,485
ConAgra Foods, Inc. 7.875%, 9/15/10	1,223	1,291,044
Diageo Capital PLC 7.375%, 1/15/14	9,255	10,168,552
Fortune Brands, Inc. 4.875%, 12/01/13	6,128	5,553,604
Johnson & Johnson 5.55%, 8/15/17	9,480	10,558,407
Kraft Foods, Inc. 6.25%, 6/01/12	25,390	26,789,903
The Kroger Co. 6.80%, 12/15/18	4,472	4,668,169
7.25%, 6/01/09	12,835	12,906,337
PepsiCo, Inc./NC 4.65%, 2/15/13	9,850	10,456,504
Pfizer, Inc. 5.35%, 3/15/15	10,395	10,967,203
The Procter & Gamble Co. 4.70%, 2/15/19	10,348	10,437,769
Safeway, Inc. 6.50%, 3/01/11	1,895	1,987,309
Wyeth 5.50%, 2/01/14	31,391	32,973,609

		215,199,826

	Principal Amount (000)	U.S. $ Value

Energy–1.3%
Amerada Hess Corp. 7.875%, 10/01/29	$3,617	$3,273,461
Apache Corp. 5.25%, 4/15/13	5,745	5,949,338
Baker Hughes, Inc. 6.50%, 11/15/13	5,135	5,630,117
Canadian Natural Resources Ltd. 5.15%, 2/01/13	3,700	3,511,430
Nabors Industries, Inc. 9.25%, 1/15/19(a)	11,005	10,435,249
Noble Energy, Inc. 8.25%, 3/01/19	10,575	10,831,888
The Premcor Refining Group, Inc. 7.50%, 6/15/15	6,453	6,266,721
Valero Energy Corp. 6.875%, 4/15/12	6,055	6,111,021
Weatherford International Ltd. 5.15%, 3/15/13	4,975	4,628,849

		56,638,074

Technology–1.2%
Cisco Systems, Inc. 5.25%, 2/22/11	9,790	10,350,957
Computer Sciences Corp. 5.50%, 3/15/13(a)	7,070	6,864,079
Electronic Data Systems Corp. Series B 6.00%, 8/01/13	17,107	18,118,434
International Business Machines Corp. Series MTN 4.375%, 6/01/09	1,720	1,724,372
Motorola, Inc. 6.50%, 9/01/25	6,135	3,895,743
7.50%, 5/15/25	980	639,938
7.625%, 11/15/10	609	578,693
Oracle Corp. 4.95%, 4/15/13	6,064	6,408,369
Oracle Corp. and Ozark Holding, Inc. 5.00%, 1/15/11	3,690	3,868,563

		52,449,148

Transportation-Railroads–0.2%
Canadian Pacific Railway Co. 6.50%, 5/15/18	2,865	2,577,231
Norfolk Southern Corp. 6.20%, 4/15/09	5,315	5,316,212

		7,893,443

Transportation-Services–0.1%
FedEx Corp. 3.50%, 4/01/09	1,922	1,922,000

		786,391,415

2	Sanford C. Bernstein Fund, Inc.—2009 Semi-Annual Report

	Principal Amount (000)	U.S. $ Value

Financial Institutions–12.6%
Banking–8.4%
American Express Centurion Series MTN 4.375%, 7/30/09	$7,386	$7,307,826
American Express Co. 4.75%, 6/17/09	5,821	5,833,987
ANZ National International Ltd. 6.20%, 7/19/13(a)	5,710	5,524,368
Bank of America Corp. 5.375%, 9/11/12	17,630	16,282,222
Bank of Tokyo-Mitsubishi UFJ L 7.40%, 6/15/11	1,210	1,188,785
Barclays Bank PLC 8.55%, 6/15/11(a)(b)	6,460	2,325,600
The Bear Stearns Co., Inc. 5.55%, 1/22/17	12,915	10,858,996
5.70%, 11/15/14	13,815	13,130,163
7.625%, 12/07/09	12,540	12,737,743
Capital One Bank 6.50%, 6/13/13	2,884	2,556,992
Capital One Bank USA NA 5.00%, 6/15/09	12,970	12,925,617
Capital One Financial Corp. 4.80%, 2/21/12	12,040	10,791,199
6.75%, 9/15/17	1,437	1,198,926
Citigroup, Inc. 5.00%, 9/15/14	7,128	4,725,158
5.50%, 4/11/13	8,995	7,902,755
6.50%, 8/19/13	9,375	8,614,828
Compass Bank 5.50%, 4/01/20	14,779	10,418,382
Countrywide Financial Corp. 6.25%, 5/15/16	5,826	4,847,063
Series MTN
5.80%, 6/07/12	1,664	1,445,081
Countrywide Home Loans, Inc. Series MTNL 4.00%, 3/22/11	5,250	4,671,964
Credit Suisse First Boston USA, Inc. 5.50%, 8/15/13	4,036	3,984,795
The Goldman Sachs Group, Inc. 4.75%, 7/15/13	4,795	4,404,390
6.65%, 5/15/09	12,375	12,411,630
7.35%, 10/01/09	2,746	2,780,160
7.50%, 2/15/19	9,910	9,888,327
Huntington National Bank 4.375%, 1/15/10	4,100	3,966,328
Marshall & Ilsley Bank 5.00%, 1/17/17	10,435	7,216,773
Marshall & Ilsley Corp. 4.375%, 8/01/09	10,235	10,189,393
5.626%, 8/17/09	6,126	5,958,803
Mellon Funding Corp. 3.25%, 4/01/09	7,363	7,363,000
Merrill Lynch & Co., Inc. 6.05%, 5/16/16	3,400	2,085,540

	Principal Amount (000)	U.S. $ Value

Morgan Stanley 6.60%, 4/01/12	$7,825	$7,860,181
Series MTN
5.625%, 1/09/12	12,045	11,589,892
6.625%, 4/01/18	11,700	11,156,032
National City Bank of Cleveland Ohio 6.25%, 3/15/11	12,645	12,400,951
Regions Financial Corp. 6.375%, 5/15/12	12,860	11,799,822
Resona Bank Ltd. 5.85%, 4/15/16(a)(b)	1,300	663,000
Resona Preferred Global Securities 7.191%, 7/30/15(a)(b)	2,460	1,131,600
Royal Bank of Scotland Group PLC 6.40%, 4/01/09	8,598	8,598,000
Suntrust Bank Series CD 1.381%, 6/02/09(c)	4,770	4,706,849
UBS Preferred Funding Trust I 8.622%, 10/01/10(b)	6,990	2,805,311
UFJ Finance Aruba AEC 6.75%, 7/15/13	2,366	2,434,304
Union Bank of California 5.95%, 5/11/16	13,165	9,436,856
Union Planters Corp. 7.75%, 3/01/11	8,539	8,099,993
US Bancorp 5.30%, 4/28/09	12,890	12,914,517
Wachovia Corp. Series MTN 5.50%, 5/01/13	12,845	11,843,771
Wells Fargo & Co. 3.125%, 4/01/09	13,440	13,440,000
4.20%, 1/15/10	4,465	4,466,429
Zions Banc Corp. 5.50%, 11/16/15	4,040	2,628,909

		353,513,211

Finance–2.4%
CIT Group, Inc. 5.85%, 9/15/16	11,860	6,707,921
7.625%, 11/30/12	10,740	7,904,973
Series MTN 5.125%, 9/30/14	2,615	1,580,734
General Electric Capital Corp. 4.80%, 5/01/13	26,395	24,736,602
Series MTNA 4.375%, 11/21/11	6,275	5,878,960
HSBC Finance Corp. 7.00%, 5/15/12	6,575	5,277,759
International Lease Finance Corp. 3.50%, 4/01/09	13,120	13,120,000
Series MTN 5.65%, 6/01/14	1,599	833,157

Schedule of Investments—Intermediate Duration Portfolio	3

	Principal Amount (000)	U.S. $ Value

SLM Corp. Series A 5.45%, 4/25/11	$14,475	$9,259,643
Series MTN 5.125%, 8/27/12	3,495	1,883,232
5.40%, 10/25/11	10,112	6,269,440
Series MTNA 5.375%, 1/15/13–5/15/14	31,070	16,544,463

		99,996,884

Insurance–1.2%
Aegon NV 4.75%, 6/01/13	1,910	1,681,323
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16	3,165	2,013,753
The Allstate Corp. 6.125%, 5/15/37(b)	11,695	6,315,300
Allstate Life Global Funding Trust Series 04-1 4.50%, 5/29/09	5,702	5,701,185
Berkshire Hathaway Finance Corp. 4.20%, 12/15/10	5,700	5,781,618
Genworth Financial, Inc. 5.231%, 5/16/09	2,986	2,930,219
Series MTN 6.515%, 5/22/18	12,615	4,054,436
Humana, Inc. 6.30%, 8/01/18	3,550	2,802,764
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)	4,025	3,102,019
MetLife, Inc. 5.00%, 11/24/13	4,125	3,898,521
Prudential Financial, Inc. Series MTN 5.15%, 1/15/13	7,695	5,719,586
UnitedHealth Group, Inc. 4.125%, 8/15/09	4,145	4,148,876
XL Capital Ltd. 5.25%, 9/15/14	7,525	4,930,666

		53,080,266

REITS–0.6%
Healthcare Realty Trust, Inc. 5.125%, 4/01/14	7,075	5,279,761
Simon Property Group LP 5.00%, 3/01/12	13,115	11,163,829
5.625%, 8/15/14	10,867	8,715,204

		25,158,794

		531,749,155

Utility–3.2%
Electric–1.7%
Exelon Corp. 6.75%, 5/01/11	7,415	7,513,286

	Principal Amount (000)	U.S. $ Value

FirstEnergy Corp. Series B 6.45%, 11/15/11	$25,275	$25,297,899
Series C 7.375%, 11/15/31	7,850	6,388,126
MidAmerican Energy Holdings Co. 5.875%, 10/01/12	2,400	2,491,620
Nisource Finance Corp. 6.80%, 1/15/19	13,295	10,684,155
7.875%, 11/15/10	3,010	2,957,770
Pacific Gas & Electric Co. 4.80%, 3/01/14	3,290	3,307,299
Progress Energy, Inc. 7.10%, 3/01/11	2,287	2,370,917
The Southern Co. Series A 5.30%, 1/15/12	3,928	4,094,869
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)	5,805	5,740,901
Wisconsin Energy Corp. 6.25%, 5/15/67(b)	5,810	3,427,900

		74,274,742

Natural Gas–1.3%
Duke Energy Field Services Corp. 7.875%, 8/16/10	2,100	2,128,566
Energy Transfer Partners LP 6.70%, 7/01/18	11,065	10,015,253
7.50%, 7/01/38	12,570	10,347,486
Enterprise Products Operating LLC Series B 5.60%, 10/15/14	3,310	3,060,654
Sempra Energy 4.75%, 5/15/09	13,220	13,233,405
TransCanada Pipelines Ltd. 6.35%, 5/15/67(b)	12,800	7,296,000
Williams Co., Inc. 7.875%, 9/01/21	3,235	2,992,375
8.125%, 3/15/12	4,705	4,775,575

		53,849,314

Other Utility–0.2%
Veolia Environnement 6.00%, 6/01/18	8,485	8,032,342

		136,156,398

Non Corporate Sectors–0.4%
Agencies-Not Government Guaranteed–0.4%
Gaz Capital SA 6.212%, 11/22/16(a)	24,820	18,366,800

Total Corporates–Investment Grades (cost $1,635,192,050)		1,472,663,768

4	Sanford C. Bernstein Fund, Inc.—2009 Semi-Annual Report

	Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THRU’S–19.9%
Agency Fixed Rate 30-Year–19.2%
Federal Home Loan Mortgage Corp. Series 2005 4.50%, 8/01/35–1/01/36	$14,376	$14,695,642
Series 2007 4.50%, 1/01/37–3/01/37	10,189	10,414,492
Federal Home Loan Mortgage Corp. Gold Series 2005 4.50%, 8/01/35–10/01/35	29,814	30,476,371
Series 2007 5.50%, 7/01/35	16,597	17,300,644
Series 2008 6.50%, 5/01/35	13,494	14,350,651
Federal National Mortgage Association Series 2003 5.00%, 11/01/33	31,724	32,841,322
5.50%, 4/01/33–7/01/33	69,689	72,634,346
Series 2004 5.00%, 4/01/34	13	13,034
5.50%, 4/01/34–11/01/34	53,619	55,840,045
6.00%, 9/01/34–10/01/34	27,854	29,208,418
Series 2005 4.50%, 8/01/35–9/01/35	61,326	62,757,020
5.50%, 2/01/35	48,023	50,053,121
6.00%, 4/01/35	9,463	9,935,357
Series 2006 5.00%, 2/01/36	77,565	80,212,730
5.50%, 4/01/36	12,667	13,174,562
6.00%, 10/01/31	24	25,574
6.205%, 3/01/36	8,345	8,734,493
Series 2007 4.50%, 9/01/35	39,863	40,861,817
5.00%, 7/01/36	18,883	19,530,693
6.50%, 12/01/37	27,025	28,500,966
Series 2008 5.50%, 12/01/35–3/01/37	96,345	100,206,357
6.00%, 3/01/37	112,634	117,901,904
Government National Mortgage Association Series 1996 8.50%, 11/15/26	1	728

		809,670,287

Agency ARMS–0.7%
Federal Home Loan Mortgage Corp. Series 2007 5.978%, 2/01/37(c)	18,163	18,771,830

	Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Series 2007 5.956%, 10/01/37(c)	$9,958	$10,332,400

		29,104,230

Total Mortgage Pass-Thru’s (cost $797,466,373)		838,774,517

COMMERCIAL MORTGAGE-BACKED SECURITIES–13.9%
Non-Agency Fixed Rate CMBS–13.8%
Banc of America Commercial Mortgage, Inc. Series 2001-PB1, Class A2 5.787%, 5/11/35	7,091	6,914,795
Series 2004-3, Class A5, Class A5 5.498%, 6/10/39	13,780	11,443,370
Series 2004-4, Class A3 4.128%, 7/10/42	8,208	8,067,380
Series 2004-6, Class A2 4.161%, 12/10/42	11,348	10,984,678
Series 2007-5, Class A4 5.492%, 2/10/51	19,945	12,886,008
Bear Stearns Commercial Mortgage Securities, Inc. Series 2005-T18, Class A4 4.933%, 2/13/42	12,490	9,758,668
Series 2006-PW11, Class A4 5.623%, 3/11/39	15,615	12,943,570
Series 2006-PW12, Class A4 5.902%, 9/11/38	18,895	16,110,159
Series 2007-PW18, Class A4 5.70%, 6/11/50	25,685	19,478,176
Citigroup Commercial Mortgage Trust Series 2004-C1, Class A4 5.375%, 4/15/40	10,310	8,643,482
Commercial Mortgage Asset Trust Series 1999-C1, Class A3 6.64%, 1/17/32	0	25
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46	9,615	6,719,972
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 5.827%, 6/15/38	26,360	17,757,398
Series 2006-C5, Class A3 5.311%, 12/15/39	13,467	8,584,912
CS First Boston Mortgage Securities Corp. Series 2003-CK2, Class A2 3.861%, 3/15/36	561	556,551

Schedule of Investments—Intermediate Duration Portfolio	5

	Principal Amount (000)	U.S. $ Value

Series 2004-C1, Class A4 4.75%, 1/15/37	$4,400	$3,773,102
Series 2005-C1, Class A4 5.014%, 2/15/38	10,900	8,545,685
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	12,735	11,925,744
Greenwich Capital Commercial Funding Corp. Series 2003-C1, Class A4 4.111%, 7/05/35	9,240	8,444,807
Series 2003-C2, Class A3 4.533%, 1/05/36	2,556	2,407,713
Series 2005-GG3, Class A2 4.305%, 8/10/42	13,438	12,944,249
Series 2007-GG11, Class A4 5.736%, 12/10/49	3,449	2,480,996
Series 2007-GG9, Class A2 5.381%, 3/10/39	24,450	20,477,391
Series 2007-GG9, Class A4 5.444%, 3/10/39	27,455	19,777,646
GS Mortgage Securities Corp. II Series 2004-GG2, Class A6 5.396%, 8/10/38	100	82,027
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class A2 4.302%, 1/15/38	9,775	8,396,925
Series 2005-LDP1, Class A4 5.038%, 3/15/46	13,750	10,601,807
Series 2005-LDP3, Class A2 4.851%, 8/15/42	11,220	10,206,347
Series 2005-LDP4, Class A2 4.79%, 10/15/42	7,439	6,860,321
Series 2006-CB14, Class A4 5.481%, 12/12/44	6,750	4,718,234
Series 2006-CB15, Class A4 5.814%, 6/12/43	24,985	17,672,770
Series 2006-CB16, Class A4 5.552%, 5/12/45	21,000	15,973,446
Series 2006-CB17, Class A4 5.429%, 12/12/43	18,180	12,488,509
Series 2007-C1, Class A4 5.716%, 2/15/51	26,625	15,903,885
Series 2007-LD11, Class A2 5.992%, 6/15/49	29,120	23,242,687
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 5.229%, 6/15/29	3,780	3,081,907
Series 2004-C8, Class A2 4.201%, 12/15/29	9,280	9,201,876
Series 2005-C1, Class A4 4.742%, 2/15/30	9,030	7,155,991
Series 2005-C7, Class A4 5.197%, 11/15/30	10,140	7,949,991

	Principal Amount (000)	U.S. $ Value

Series 2006-C6, Class A4 5.372%, 9/15/39	$22,570	$16,242,886
Series 2006-C7, Class A3 5.347%, 11/15/38	26,275	18,763,947
Series 2007-C1, Class A4 5.424%, 2/15/40	17,435	11,839,845
Merrill Lynch Mortgage Trust Series 2005-CKI1, Class A6 5.415%, 11/12/37	9,140	7,073,813
Series 2005-MKB2, Class A2 4.806%, 9/12/42	16,215	15,663,113
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 6.104%, 6/12/46	11,735	8,356,654
Morgan Stanley Capital I Series 2005-HQ5, Class A4 5.168%, 1/14/42	16,915	13,363,489
Series 2005-T17, Class A5 4.78%, 12/13/41	13,195	10,517,965
Series 2007-T27, Class A4 5.803%, 6/11/42	30,420	22,933,529
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45	26,205	18,113,957
Series 2007-C31, Class A4 5.509%, 4/15/47	26,665	16,730,112
Series 2007-C32, Class A2 5.736%, 6/15/49	15,400	12,482,837
Series 2007-C32, Class A3 5.741%, 6/15/49	23,420	14,926,985

		582,172,332

Non-Agency Floating Rate CMBS–0.1%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 0.958%, 3/06/20(a)(c)	5,835	3,870,393

Total Commercial Mortgage-Backed Securities (cost $757,949,412)		586,042,725

AGENCIES–4.7%
Agency Debentures–4.7%
Federal Home Loan Mortgage Corp. 1.625%, 4/26/11	71,508	71,719,092
5.125%, 11/17/17	102,515	114,372,192
Federal National Mortgage Association 6.25%, 5/15/29	9,685	12,118,279

Total Agencies (cost $190,431,841)		198,209,563

6	Sanford C. Bernstein Fund, Inc.—2009 Semi-Annual Report

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS-TREASURIES–3.9%
Treasuries–3.9%
United States–3.9%
U.S. Treasury Bonds 4.50%, 2/15/36	$5,640	$6,498,340
U.S. Treasury Notes 0.875%, 2/28/11	83,945	84,108,693
U.S. Treasury Strip Zero Coupon, 2/15/21	112,897	74,007,032

Total Governments–Treasuries (cost $160,467,888)		164,614,065

BANK LOANS–2.9%
Industrial–2.5%
Basic–0.2%
Celanese US Holdings LLC 2.935%, 4/02/14(c)	975	831,382
Georgia-Pacific Corp. 2.51%–3.29%, 12/20/12(c)	1,762	1,558,666
Hexion Specialty 3.50%, 5/05/13(c)	293	99,103
3.69%, 5/05/13(c)	1,354	457,819
John Maneely Co. 4.41%–4.60%, 12/09/13(c)	6,001	3,624,308
Lyondell Chemical Company 5.75%, 12/20/13(c)	361	84,994
6.00%, 12/22/14(c)	218	51,273
7.00%, 12/22/14(c)	944	222,488
Lyondell Chemical Company (New Money Dip) 13.00%, 12/15/09(c)	562	556,366
Lyondell Chemical Company (Roll-Up Dip) 5.94%, 12/15/09(c)	562	297,000
Newpage Corp. 4.31%–6.00%, 12/22/14(c)	1,662	1,134,711
Univar Corp. Opco 4.22%, 10/10/14(c)	1,975	1,007,250

		9,925,360

Capital Goods–0.1%
Champion Opco LLC 4.24%, 5/13/13(c)	1,892	733,021
Graphic Packaging International, Inc. 2.996%, 11/10/13(c)	821	454,267
Manitowoc Co., Inc. 6.50%, 8/25/14(c)	998	705,731
Ravago Holding America, Inc. 4.187%, 1/30/14(c)	1,955	1,368,500
Sequa Corp. 3.75%–3.82%, 12/03/14(c)	1,193	645,976

	Principal Amount (000)	U.S. $ Value

Tegrant Corp. (SCA Packaging) 6.72%, 3/08/15(c)	$600	$60,000

		3,967,495

Communications-Media–0.3%
Cengage Learning Acquisitions, Inc. (Thomson Learning) 3.02%, 7/03/14(c)	1,360	918,622
Cequel Communications LLC (Cebridge) 2.51%–2.55%, 11/05/13(c)(d)	1,133	973,026
Charter Communications Operating LLC 5.18%–5.36%, 3/05/14(c)	4,653	3,767,728
CSC Holdings, Inc. (Cablevision) 2.31%, 3/29/13(c)	2,183	1,981,994
Idearc, Inc. (Verizon) 6.25%, 11/17/14(c)(e)	1,028	400,601
Nielsen Finance LLC 2.533%, 8/09/13(c)	2,955	2,294,728
Sirius Computer Solutions 3.97%, 11/30/12(c)	1,174	739,542
Univision Communications, Inc. 2.76%, 9/29/14(c)	3,000	1,509,180

		12,585,421

Communications-Telecommunications–0.2%
Level 3 Financing, Inc. 2.80%–3.51%, 3/13/14(c)	3,588	2,693,501
Sorenson Communications, Inc. 7.52%, 2/16/14(c)	2,484	1,875,504
Telesat Canada 3.52%–4.27%, 10/31/14(c)	1,819	1,586,848
4.22%, 10/31/14(c)	156	136,292

		6,292,145

Consumer Cyclical-Automotive–0.1%
Allison Transmission, Inc. 3.29%–3.320%, 8/07/14(c)	704	467,537
DaimlerChrysler Financial Services Americas LLC 4.56%, 8/03/12(c)	1,775	942,847
Ford Motor Co. 3.56%, 12/15/13(c)	2,888	1,382,795
General Motors Corp. 8.00%, 11/29/13(c)	1,225	504,161
Lear Corp. 3.21%–3.97%, 4/25/12(c)	2,463	880,344
Visteon Corp. 4.36%–4.69%, 6/13/13(c)	1,500	222,000

		4,399,684

Consumer Cyclical-Other–0.1%
Goodyear Engineered Products 3.04%, 7/31/14(c)	2,463	923,731
Hanesbrands, Inc. 5.91%–7.00%, 9/05/13(c)	558	532,657

Schedule of Investments—Intermediate Duration Portfolio	7

	Principal Amount (000)	U.S. $ Value

Harrah’s Operating Co., Inc. 3.51%–4.16%, 1/28/15(c)	$1,481	$880,275
MGM Mirage 3.77%, 4/09/12(c)	1,960	872,200
On Assignment, Inc. 6.75%, 1/31/13(c)	1,147	923,633
Six Flags Theme Parks, Inc. 2.78%–3.68%, 4/30/15(c)	600	402,170
VML US Finance LLC 2.77%, 5/27/13(c)	750	484,223

		5,018,889

Consumer Cyclical-Retailers–0.1%
Mattress Holding Corp. 2.77%, 1/18/14(c)	491	88,428
Neiman Marcus Group, Inc. 2.51%–3.27%, 4/06/13(c)	1,500	859,170
Rite Aid Corp. 2.27%–2.29%, 6/04/14(c)	990	671,547
Targus Group International 4.63%–4.76%, 11/22/12(c)	2,668	1,009,346

		2,628,491

Consumer Non-Cyclical–0.7%
Aramark Corp. 0.31%, 1/26/14(c)	118	102,349
3.095%, 1/26/14(c)	1,853	1,611,038
Best Brands Corp. 2.25%–5.496%, 12/12/12(c)(d)	298	190,581
Carestream Health, Inc. 2.51%–3.17%, 4/30/13(c)	901	716,927
CHS/Community Health Systems, Inc. 1.00%–2.77%, 7/25/14(c)	185	159,667
2.76%–3.51%, 7/25/14(c)	3,628	3,128,724
Constellation Brands, Inc. 2.06%–2.81%, 6/05/13(c)	1,492	1,398,147
Fenwal, Inc. 3.51%, 2/28/14(c)	3,686	2,555,416
Harlan Sprague Dawlwy, Inc. 3.02%–3.06%, 7/11/14(c)	2,249	1,582,093
HCA, Inc. 3.47%, 11/18/13(c)	5,737	4,855,992
HCR Healthcare, LLC 3.01%–9.00%, 12/22/14(c)	1,094	805,162
Health Management Associates 2.97%, 2/28/14(c)	1,867	1,506,436
Inverness Medical Innovations, Inc. 2.50%–3.23%, 6/26/14(c)	1,965	1,710,788
Mylan Inc. 3.81%–4.5%, 10/02/14(c)	1,455	1,346,966
Supervalu, Inc. 1.76%, 6/02/12(c)	902	799,593
Talecris Biotherepeutics, Inc. 4.74%, 12/06/13(c)	5,281	4,805,411
7.74%, 12/06/14(c)	1,775	1,553,125

	Principal Amount (000)	U.S. $ Value

Wrigley Jr Company 6.50%, 9/30/14(c)	$1,086	$1,074,985

		29,903,400

Energy–0.1%
Ashmore Energy International 3.52%, 3/30/12(c)	210	126,525
4.22%, 3/30/14(c)	1,656	997,697
Dalbo, Inc. 3.96%–4.76%, 8/27/12(c)	2,441	1,904,351
Infrastrux Group, Inc. 0.50%–4.27%, 11/03/12(c)(d)	3,506	2,956,814

		5,985,387

Other Industrial–0.0%
Education Management Corp. 3.00%, 6/01/13(c)	2,303	1,965,109

Services–0.3%
First Data Corp. 3.26%–3.27%, 9/24/14(c)	2,930	1,971,376
Koosharem Corp. 4.24%–5.25%, 6/30/14(c)	1,970	590,923
N.E.W. Holdings LLC 3.04%–3.85%, 5/22/14(c)	1,889	1,189,895
Sabre, Inc. 2.75%–3.42%, 9/30/14(c)	4,072	2,124,854
Tandus Corp. 3.03%–3.79%, 5/08/14(c)	1,935	928,737
Travelport LLC 2.76%–3.47%, 8/23/13(c)	2,334	1,357,338
3.47%, 8/23/13(c)	468	272,351
West Corp. 2.88%–2.89%, 10/24/13(c)	4,201	3,118,984

		11,554,458

Technology–0.3%
Client Logic Corp. 6.01%–7.75%, 1/30/14(c)	4,781	2,390,485
Dealer Computer Services, Inc. 2.52%, 10/26/12(c)	2,196	1,321,022
6.02%, 10/26/13(c)	3,500	945,000
Dresser, Inc. 2.76%–3.48%, 5/04/14(c)	2,426	1,783,435
First Data Corp. 3.26%–3.27%, 9/24/14(c)	2,699	1,818,077
Freescale Semiconductor, Inc. 2.25%, 11/29/13(c)	775	316,066
IPC Systems, Inc. 3.47%, 6/02/14(c)	929	479,966
6.50%, 6/01/15(c)	2,000	284,000
Sungard Data Systems, Inc. 2.28%–2.99%, 2/28/14(c)	2,181	1,837,471

		11,175,522

Transportation–Airlines–0.0%
Delta Airlines 3.76%, 4/30/14(c)	1,052	470,026

8	Sanford C. Bernstein Fund, Inc.—2009 Semi-Annual Report

	Principal Amount (000)	U.S. $ Value

Transportation–Services–0.0%
Oshkosh Truck Corp. 6.54%–7.32%, 12/06/13(c)	$2,369	$1,762,715

		107,634,102

Utility–0.3%
Electric–0.3%
Calpine Corp. 4.09%, 3/29/14(c)	1,137	865,249
FirstLight Power Resources, Inc. 3.75%, 11/01/13(c)	29	24,857
3.75%, 11/01/13(c)	798	694,567
5.75%, 5/01/14(c)	3,800	2,394,000
Invenergy 4.22%, 4/10/13(c)	3,066	2,697,820
Texas Competitive Electric Holdings Company LLC 4.01%–4.03%, 10/10/14(c)	6,614	4,337,695

		11,014,188

Other Utility–0.0%
GBGH LLC 2.00%–9.50%, 8/07/13(c)(d)(e)	3,045	669,854

		11,684,042

Financial Institutions–0.1%
Banking–0.0%
North Las Vegas 2.00%–8.76%, 5/09/11–5/09/12(c)(d)	3,025	959,454

Consumer Cyclical–Other–0.0%
Landsource Communities 8.25%, 5/31/09(c)(d)	17	3,652

Finance–0.1%
Gartmore Investment Management 2.875%, 5/12/14(c)	1,806	523,686
Levlad LLC & Arbonne International LLC 4.50%, 3/08/14(c)	933	135,292
LPL Holdings 2.26%–2.97%, 6/28/13(c)	950	778,592
Peach Holding, Inc. 4.77%–5.47%, 11/21/13(c)	929	260,167

		1,697,737

Other Finance–0.0%
Grosvenor Capital Management 2.50%–3.27%, 12/05/13(c)	922	516,302

REITS–0.0%
Capital Automative REIT 2.25%, 12/16/10(c)	861	438,915

	Principal Amount (000)	U.S. $ Value

Crescent Resources 5.17%, 9/07/12(c)	$5,765	$230,606

		669,521

		3,846,666

Total Bank Loans (cost $196,277,525)		123,164,810

CORPORATES–NON-INVESTMENT GRADES–2.6%
Industrial–2.0%
Basic–0.1%
Ineos Group Holdings PLC 8.50%, 2/15/16(a)	3,550	204,125
Steel Capital SA for OAO Severstal 9.75%, 7/29/13(a)	5,025	3,266,250
Westvaco Corp. 8.20%, 1/15/30	1,700	1,340,213

		4,810,588

Capital Goods–0.7%
Masco Corp. 6.125%, 10/03/16	15,760	10,114,405
Mohawk Industries, Inc. 6.625%, 1/15/16	14,595	10,753,611
Owens Corning, Inc. 6.50%, 12/01/16	8,371	6,141,426

		27,009,442

Communications–Media–0.2%
Cablevision Systems Corp. Series B 8.00%, 4/15/12	3,675	3,573,938
Clear Channel Communications, Inc. 5.50%, 9/15/14	8,805	1,320,750
DirecTV Holdings LLC 6.375%, 6/15/15	3,525	3,322,312

		8,217,000

Communications–Telecommunications–0.1%
Qwest Communications International, Inc. 7.50%, 2/15/14	2,175	1,881,375
Series B 7.50%, 2/15/14	1,115	964,475

		2,845,850

Consumer Cyclical–Automotive–0.0%
General Motors Corp. 8.25%, 7/15/23	4,506	529,455

Consumer Cyclical–Other–0.8%
Centex Corp. 5.45%, 8/15/12	5,819	4,829,770

Schedule of Investments—Intermediate Duration Portfolio	9

	Principal Amount (000)	U.S. $ Value

Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13	$13,820	$10,641,400
7.375%, 11/15/15	11,741	8,277,405
7.875%, 5/01/12	12,363	10,570,365

		34,318,940

Consumer Cyclical–Retailers–0.0%
Limited Brands, Inc. 6.90%, 7/15/17	1,704	1,169,723

Transportation–Airlines–0.1%
UAL Pass Through Trust Series 2007-1 Series 071A 6.636%, 7/02/22	5,237	3,456,451

		82,357,449

Utility–0.3%
Electric–0.3%
Dynegy Holdings, Inc. 8.375%, 5/01/16	5,370	3,638,175
Edison Mission Energy 7.00%, 5/15/17	3,955	2,887,150
NRG Energy, Inc. 7.25%, 2/01/14	5,035	4,732,900
7.375%, 2/01/16	2,985	2,776,050

		14,034,275

Financial Institutions–0.3%
Banking–0.2%
BankAmerica Capital II Series 2 8.00%, 12/15/26	5,954	2,515,464
RBS Capital Trust III 5.512%, 9/30/14(b)	10,580	4,232,000

		6,747,464

Brokerage–0.1%
Lehman Brothers Holdings, Inc. 7.875%, 11/01/09(e)	10,672	1,360,680
Series MTN 6.20%, 9/26/14(e)	5,118	652,545
Series MTNG 4.80%, 3/13/14(e)	3,322	423,555

		2,436,780

Insurance–0.0%
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)	6,060	2,307,763

REITS–0.0%
AMR REAL ESTATE PTR/FIN 7.125%, 2/15/13	2,710	2,154,450

		13,646,457

Total Corporates–Non-Investment Grades (cost $180,578,483)		110,038,181

	Principal Amount (000)		U.S. $ Value

INFLATION-LINKED SECURITIES–2.4%
United States–2.4%
U.S. Treasury Notes 3.00%, 7/15/12 (TIPS) (cost $100,878,727)		$92,788	$98,732,179

GOVERNMENTS-SOVEREIGN AGENCIES–2.0%
United Kingdom–1.5%
Bank of Scotland PLC Series EMTN 4.625%, 11/04/11		21,493	32,522,989
Barclays Bank PLC Series EMTN 2.875%, 12/23/11	GBP	11,375	16,440,287
Lloyds TSB Bank PLC Series EMTN 4.00%, 11/17/11		3,212	4,793,129
Royal Bank of Scotland PLC Series EMTN 4.125%, 11/14/11		6,027	9,044,759

			62,801,164

United States–0.5%
General Electric Capital Corp. 2.75%, 12/07/11		14,650	21,142,513

Total Governments–Sovereign Agencies (cost $86,152,659)			83,943,677

GOVERNMENTS-SOVEREIGN BONDS–1.8%
Brazil–0.7%
Republic of Brazil 8.25%, 1/20/34		$28,055	30,930,638

Peru–0.6%
Republic of Peru 8.375%, 5/03/16		6,815	7,568,057
9.875%, 2/06/15		14,380	16,968,400

			24,536,457

Russia–0.5%
Russian Federation 7.50%, 3/31/30(a)		21,834	20,588,311

Total Governments–Sovereign Bonds (cost $75,712,027)			76,055,406

CMOS–1.1%
Non-Agency ARMS–1.0%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.295%, 2/25/36(b)		8,908	4,033,285
Series 2006-3, Class 22A1 5.994%, 5/25/36(b)		5,784	2,415,916
Series 2007-1, Class 21A1 5.693%, 1/25/47(b)		26,516	10,741,681

10	Sanford C. Bernstein Fund, Inc.—2009 Semi-Annual Report

	Principal Amount (000)	U.S. $ Value

Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.12%, 5/25/35(b)	$15,200	$9,292,513
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.103%, 6/26/35(a)	6,584	5,514,842
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 5.996%, 5/25/36(b)	7,712	2,997,738
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1A 5.148%, 12/25/35(b)	8,988	6,529,242

		41,525,217

Non-Agency Floating Rate–0.1%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 2.633%, 12/25/35(c)	5,629	2,026,650
JP Morgan Alternative Loan Trust Series 2006-S1, Class 3A1 0.632%, 3/25/36(c)	727	662,105
Structured Asset Mortgage Investment, Inc. Series 2004-AR5, Class 1A1 0.886%, 10/19/34(c)	4,450	2,231,053

		4,919,808

Agency Floating Rate–0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.694%, 5/28/35(c)	1,605	1,380,209

Total CMOs (cost $91,860,125)		47,825,234

ASSET-BACKED SECURITIES–1.0%
Home Equity Loans-Floating Rate–0.8%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.599%, 12/25/32(c)	3,205	2,095,240
Bear Stearns Asset Backed Securities, Inc. Series 2007-HE3, Class M1 0.972%, 4/25/37(c)	10,375	211,069
GE-WMC Mortgage Securities LLC Series 2005-2, Class A2B 0.692%, 12/25/35(c)	1,221	1,123,672

	Principal Amount (000)	U.S. $ Value

HFC Home Equity Loan Asset Backed Certificates Series 2005-3, Class A1 0.805%, 1/20/35(c)	$4,115	$2,731,652
Home Equity Loan Trust Series 2007-FRE1, Class 2AV2 0.682%, 4/25/37(c)	15,685	5,190,137
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1, Class A2A 0.642%, 4/25/37(c)	7,617	6,154,060
Morgan Stanley Mortgage Loan Trust FRN Series 2006-17XS, Class A1 0.642%, 10/25/46(c)	6,709	5,638,175
Morgan Stanley Structured Trust Series 2007-1, Class A2 0.712%, 6/25/37(c)	9,105	3,687,376
Option One Mortgage Loan Trust Series 2006-3, Class M1 0.752%, 2/25/37(c)	6,080	77,769
Residential Asset Mortgage Products, Inc. Series 2005-RS3, Class AIA2 0.692%, 3/25/35(c)	680	633,584
Series 2005-RZ1, Class A2 0.722%, 4/25/35(c)	1,435	1,331,428
Residential Asset Securities Corp. Series 2003-KS3, Class A2 1.122%, 5/25/33(c)	317	243,198
Soundview Home Equity Loan Trust FRN Series 2007-OPT3, Class 2A2 0.652%, 8/25/37(c)	9,200	3,585,229

		32,702,589

Home Equity Loans-Fixed Rate–0.1%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33	2,909	1,932,460
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB7, Class AF2 5.147%, 11/25/35	553	535,472
Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36	859	824,431

Schedule of Investments—Intermediate Duration Portfolio	11

	Principal Amount (000)	U.S. $ Value

Residential Funding Mortgage Securities II, Inc. Series 2005-HI2, Class A3 4.46%, 5/25/35	$632	$627,889

		3,920,252

Other ABS–Fixed Rate–0.1%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(a)	3,700	2,590,000

Other ABS–Floating Rate–0.0%
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.622%, 2/25/47(a)(c)	7,100	142,000
SLM Student Loan Trust Series 2003-C, Class A1 1.42%, 9/15/16(c)	1,958	1,830,353

		1,972,353

Total Asset-Backed Securities (cost $93,180,545)		41,185,194

QUASI-SOVEREIGNS–0.6%

Quasi-Sovereign Bonds–0.6%
Russia–0.6%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(a)	13,875	9,573,750
7.75%, 5/29/18(a)	24,180	17,167,800

Total Quasi-Sovereigns (cost $37,231,120)		26,741,550

	Principal Amount (000)	U.S. $ Value
EMERGING MARKETS–SOVEREIGNS–0.5%
Indonesia–0.5%
Indonesia Government International Bond 11.625%, 3/04/19(a) (cost $19,670,155)	$19,813	$21,447,573

	Shares

PREFERRED STOCKS–0.0%

Non Corporate Sectors–0.0%
Agencies–Government Sponsored–0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%	185,725	85,434
Federal National Mortgage Association 8.25%(b)	280,300	199,013

Total Preferred Stocks (cost $11,650,625)		284,447

Principal Amount (000)
SHORT-TERM INVESTMENTS–7.5%
Time Deposit–7.5%
State Street Time Deposit 0.01%, 4/01/09 (cost $318,053,248)	$318,053	318,053,248

Total Investments—99.7% (cost $4,752,752,802)		4,207,776,137

Other assets less liabilities—0.3%		11,659,756

Net Assets—100.0%		$4,219,435,893

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citigroup	$498,000	9/17/10	3 Month LIBOR	2.780%	$11,149,301
Citigroup	120,055	9/17/17	3 Month LIBOR	4.110%	13,012,440

12	Sanford C. Bernstein Fund, Inc.—2009 Semi-Annual Report

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
British Pound	Settling 4/27/09	53,493	$75,421,875	$76,758,294	$1,336,419
Sale Contracts:
British Pound	Settling 4/27/09	56,338	81,299,197	80,841,912	457,285
British Pound	Settling 4/27/09	12	16,927	16,837	90
British Pound	Settling 5/07/09	56,338	81,300,887	80,844,058	456,829

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009, the aggregate market value of these securities amounted to $163,639,389 or 3.9% of net assets.
(b)	Variable rate coupon, rate shown as of March 31, 2009.
(c)	Floating Rate Security. Stated interest rate was in effect at March 31, 2009.
(d)	Pay-In-Kind Payments (PIK).
(e)	Security is in default and is non-income producing.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of March 31, 2009, the fund’s total exposure to subprime investments was 1.47%. These investments are valued in accordance with the fund’s Valuation Policies (see Note 1.A for additional details).

Currency Abbreviations:

GBP—Great British Pound

Glossary:

ABS—Asset-Backed Securities

ARMS—Adjustable Rate Mortgages

CMBS—Commercial Mortgage-Backed Securities

FRN—Floating Rate Note

IDC—Industrial Development Corporation

LP—Limited Partnership

OJSC—Open Joint Stock Company

REIT—Real Estate Investment Trust

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

Schedule of Investments—Intermediate Duration Portfolio	13

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Plus Portfolio

March 31, 2009 (unaudited)

Principal Amount (000)		U.S. $ Value

AGENCIES–37.5%
Agency Debentures–37.5%
Bank of America–FDIC INS 1.70%, 12/23/10	$4,385	$4,413,779
Bank of America Corp.–FDIC INS 2.10%, 4/30/12	3,492	3,499,096
3.125%, 6/15/12	8,320	8,607,431
Citigroup, Inc.–FDIC INS 2.875%, 12/09/11	8,365	8,603,444
Federal Home Loan Banks 1.625%, 3/16/11	16,000	16,057,136
2.25%, 4/13/12	28,900	29,120,651
2.75%, 6/18/10	3,980	4,060,277
3.625%, 9/16/11	800	836,740
Federal Home Loan Mortgage Corp. 2.125%, 3/23/12	960	967,275
2.875%, 4/30/10	10,000	10,187,280
4.125%, 9/27/13	3,380	3,633,737
Series 1 2.375%, 5/28/10	10,000	10,153,300
Federal National Mortgage Association 1.75%, 3/23/11	13,750	13,838,481
2.375%, 5/20/10	10,000	10,151,480
3.25%, 2/10/10	12,000	12,234,888
6.375%, 6/15/09	2,680	2,712,165
7.125%, 6/15/10	12,000	12,875,112
The Goldman Sachs Group, Inc.–FDIC INS 3.25%, 6/15/12	8,285	8,647,734
JP Morgan Chase & Co.–FDIC INS 3.125%, 12/01/11	8,320	8,620,177
Wells Fargo & Co.–FDIC INS 3.00%, 12/09/11	3,068	3,171,993

Total Agencies (cost $169,426,100)		172,392,176

MORTGAGE PASS-THRU’S–24.1%
Agency Fixed Rate 30-Year–15.7%
Federal Home Loan Mortgage Corp. Gold Series 2007 6.50%, 12/01/33	3,966	4,215,167
Series 2008 6.00%, 8/01/38	13,184	13,798,059
Federal National Mortgage Association Series 2007
6.50%, 10/01/37	11,176	11,787,383
Series 2008 6.00%, 8/01/38	13,566	14,184,642
6.50%, 12/01/28–10/01/35	10,419	11,109,623

Principal Amount (000)		U.S. $ Value

Government National Mortgage Association Series 2002 7.50%, 3/15/32	$373	$406,002
Series 2008 6.50%, 9/15/38	15,856	16,655,471

		72,156,347

Agency ARMS–7.8%
Federal Home Loan Mortgage Corp. Series 2005 4.783%, 5/01/35(a)	2,481	2,542,763
Series 2006 6.211%, 12/01/36(a)	1,579	1,631,939
Series 2007 5.125%, 9/01/37(a)	2,237	2,284,457
5.914%, 11/01/36(a)	3,064	3,163,792
6.076%, 1/01/37(a)	2,523	2,607,990
Federal National Mortgage Association Series 2005
4.549%, 2/01/35(a)	3,816	3,867,107
Series 2006 4.388%, 1/01/36(a)	2,926	2,960,627
Series 2007 4.389%, 11/01/35(a)	3,736	3,817,707
5.781%, 8/01/37(a)	12,335	12,808,557

		35,684,939

Agency Fixed Rate 15-Year–0.6%
Federal National Mortgage Association Series 2000 7.50%, 3/01/15	176	185,792
Series 2001 6.00%, 11/01/16–12/01/16	1,079	1,136,310
Series 2002 6.00%, 2/01/17	887	934,073
8.00%, 8/01/16	328	346,999

		2,603,174

Total Mortgage Pass-Thru’s (cost $107,582,159)		110,444,460

CORPORATES-INVESTMENT GRADES–16.3%
Financial Institutions–10.0%
Banking–6.4%
BB&T Corp. 6.50%, 8/01/11	890	898,340
Capital One Bank USA NA 5.00%, 6/15/09	1,220	1,215,825
5.75%, 9/15/10	1,315	1,312,430
Comerica, Inc. 4.80%, 5/01/15	700	517,401
Credit Suisse USA, Inc. 4.70%, 6/01/09	1,945	1,952,031
6.50%, 1/15/12	1,490	1,522,336

14	Sanford C. Bernstein Fund, Inc.—2009 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Deutsche Bank AG London 5.00%, 10/12/10	$1,110	$1,113,300
Fifth Third Bancorp 6.25%, 5/01/13	1,970	1,880,919
JP Morgan Chase & Co. 7.875%, 6/15/10	2,035	2,073,685
Marshall & Ilsley Corp. 4.375%, 8/01/09	1,507	1,500,285
Morgan Stanley 6.75%, 4/15/11	2,135	2,136,644
Series MTN 5.625%, 1/09/12	1,070	1,029,571
National City Bank of Cleveland Ohio 6.25%, 3/15/11	1,895	1,858,426
PNC Funding Corp. 4.50%, 3/10/10	1,060	1,056,019
Royal Bank of Canada 5.65%, 7/20/11	2,155	2,296,183
Royal Bank of Scotland Group PLC 6.40%, 4/01/09	711	711,000
Union Planters Corp. 7.75%, 3/01/11	1,134	1,075,699
UnionBanCal Corp. 5.25%, 12/16/13	1,530	1,268,486
US Bancorp 5.30%, 4/28/09	1,920	1,923,652
Wells Fargo & Co. 3.125%, 4/01/09	1,969	1,969,000

		29,311,232

Finance–1.7%
General Electric Capital Corp. 3.125%, 4/01/09	1,975	1,975,000
HSBC Finance Corp. 4.75%, 4/15/10	2,130	1,994,869
8.00%, 7/15/10	2,045	1,928,668
International Lease Finance Corp. 4.75%, 7/01/09	1,980	1,861,384

		7,759,921

Insurance–1.4%
Allstate Life Global Funding Trust Series 04-1 4.50%, 5/29/09	852	851,878
Berkshire Hathaway Finance Corp. 4.00%, 4/15/12(b)	2,260	2,256,517
Genworth Financial, Inc. 5.231%, 5/16/09	651	638,839
UnitedHealth Group, Inc. 4.125%, 8/15/09	713	713,667
WellPoint, Inc. 4.25%, 12/15/09	1,900	1,909,287

		6,370,188

Other Finance–0.1%
ORIX Corp. 5.48%, 11/22/11	920	626,869

Principal Amount (000)		U.S. $ Value

REITS–0.4%
Simon Property Group LP 5.00%, 3/01/12	$1,940	$1,651,378

		45,719,588

Industrial–5.9%
Basic–0.0%
United States Steel Corp. 5.65%, 6/01/13	135	101,948

Capital Goods–0.8%
Boeing Co. 5.00%, 3/15/14	1,210	1,240,320
Caterpillar Financial Services 4.50%, 6/15/09	1,020	1,021,284
John Deere Capital Corp. 5.25%, 10/01/12	1,355	1,368,191

		3,629,795

Communications–Telecommunications–1.5%
AT&T, Inc. 4.125%, 9/15/09	1,955	1,972,980
4.85%, 2/15/14	2,000	2,019,042
Verizon New England, Inc. 6.50%, 9/15/11	960	994,845
Vodafone Group PLC 7.75%, 2/15/10	1,800	1,867,650

		6,854,517

Consumer Cyclical–Automotive–0.8%
Daimler Finance North America LLC 7.20%, 9/01/09	1,730	1,737,368
8.00%, 6/15/10	2,115	2,104,776

		3,842,144

Consumer Non-Cyclical–1.3%
Avon Products, Inc. 5.625%, 3/01/14	1,040	1,049,924
Baxter FinCo BV 4.75%, 10/15/10	1,690	1,744,567
Diageo Capital PLC 4.375%, 5/03/10	1,834	1,853,906
Genentech, Inc. 4.40%, 7/15/10	830	841,929
Kraft Foods, Inc. 4.125%, 11/12/09	481	486,050

		5,976,376

Energy–0.4%
Vastar Resources, Inc. 6.50%, 4/01/09	1,875	1,875,000

Services–0.5%
The Western Union Co. 5.40%, 11/17/11	2,165	2,207,586

Transportation-Railroads–0.2%
Norfolk Southern Corp. 6.20%, 4/15/09	805	805,183

Schedule of Investments—Short Duration Plus Portfolio	15

Principal Amount (000)		U.S. $ Value

Transportation–Services–0.4%
FedEx Corp. 3.50%, 4/01/09	$1,970	$1,970,000

		27,262,549

Utility–0.4%
Electric–0.4%
PPL Electric Utilities Corp. 6.25%, 8/15/09	1,870	1,886,299

Total Corporates–Investment Grades (cost $76,304,060)		74,868,436

COMMERCIAL MORTGAGE-BACKED SECURITIES–5.8%
Non-Agency Fixed Rate CMBS–4.9%
Bear Stearns Commercial Mortgage Securities, Inc. Series 2002-TOP6, Class A2 6.46%, 10/15/36	4,331	4,276,257
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	2,550	2,387,958
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A2 4.305%, 8/10/42	3,269	3,148,988
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class A2 4.302%, 1/15/38	2,030	1,743,812
Series 2005-LDP5, Class A2 5.198%, 12/15/44	2,800	2,570,017
LB-UBS Commercial Mortgage Trust Series 2003-C5, Class A3 4.254%, 7/15/27	3,535	3,214,460
Series 2004-C7, Class A2 3.992%, 10/15/29	5,385	5,258,839
Nomura Asset Securities Corp. Series 1998-D6, Class A1B 6.59%, 3/15/30	98	97,491

		22,697,822

Non-Agency Floating Rate CMBS–0.9%
Commercial Mortgage Pass-Through Certificates Series 2007-FL14, Class C 0.856%, 6/15/22(a)(b)	1,361	537,370
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 1.026%, 10/15/21(a)(b)	2,000	934,107
Series 2007-TFLA, Class A2 0.676%, 2/15/22(a)(b)	3,000	1,596,517

Principal Amount (000)		U.S. $ Value

Morgan Stanley Capital I Series 2005-XLF, Class G 0.927%, 8/15/19(a)(b)	$454	$412,986
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 0.956%, 9/15/21(a)(b)	1,300	301,694
Series 2007-WHL8, Class E 0.956%, 6/15/20(a)(b)	1,000	290,879

		4,073,553

Total Commercial Mortgage- Backed Securities (cost $33,016,694)		26,771,375

ASSET-BACKED SECURITIES–5.4%
Home Equity Loans-Fixed Rate–2.3%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.03%, 4/25/33	1,370	1,116,288
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33	1,151	764,433
Series 2004-1, Class AF2 2.645%, 4/25/34	199	183,776
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	1,282	230,396
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB3, Class AF1 2.879%, 12/25/32	933	608,035
Series 2005-CB4, Class AF2 4.751%, 8/25/35	2,106	1,680,576
Series 2005-RP2, Class AF2 5.75%, 9/25/35(b)	1,176	1,149,456
Series 2007-CB4, Class A2A 5.844%, 4/25/37	705	652,298
Flagstar Home Equity Loan Trust Series 2007-1A, Class AF2 5.765%, 1/25/35(b)	2,100	1,265,615
Home Equity Mortgage Trust Series 2006-5, Class A1 5.50%, 1/25/37	1,119	217,564
Household Home Equity Loan Trust Series 2007-1, Class A2F 5.60%, 3/20/36	2,610	2,187,844
Nationstar NIM Trust Series 2007-A, Class A 9.97%, 3/25/37(b)(c)	13	759
Structured Asset Securities Corp. Series 2007-RM1, Class AIO 5.00%, 5/25/47(b)(d)	3,535	612,576

		10,669,616

16	Sanford C. Bernstein Fund, Inc.—2009 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Credit Cards-Floating Rate–1.3%
BA Credit Card Trust Series 2006-A10, Class A10 0.536%, 2/15/12(a)	$3,745	$3,688,225
Chase Issuance Trust FRN Series 2007-A1, Class A1 0.576%, 3/15/13(a)	2,405	2,270,740

		5,958,965

Autos-Floating Rate–1.0%
Ford Credit Auto Owner Trust Series 2007-B, Class A3B 0.896%, 11/15/11(a)	2,000	1,886,250
GE Dealer Floorplan Master Note Trust Series 2006-2, Class A 0.615%, 4/20/13(a)	3,000	2,627,349

		4,513,599

Home Equity Loans-Floating Rate–0.8%
ACE Securities Corp. Series 2003-OP1, Class A2 0.882%, 12/25/33(a)	213	166,107
BNC Mortgage Loan Trust Series 2007-2, Class M5 1.422%, 5/25/37(a)	420	7,164
Countrywide Asset-Backed Certificates Series 2003-BC1, Class A1 1.322%, 3/25/33(a)	193	153,129
HFC Home Equity Loan Asset Backed Certificates Series 2006-1, Class M1 0.825%, 1/20/36(a)	775	436,090
Home Equity Mortgage Trust Series 2005-3, Class M1 1.062%, 11/25/35(a)	1,118	1,017,077
Irwin Home Equity Series 2005-C, Class 2A1 0.772%, 4/25/30(a)	55	52,817
Lehman ABS Mortgage Loan Trust Series 2007-1, Class 2A2 0.722%, 6/25/37(a)(b)	1,200	360,394
Lehman XS Trust Series 2005-5N, Class M2 1.172%, 11/25/35(a)	575	7,038
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-5, Class 2A1 1.222%, 10/25/37(a)	1,004	792,311
Newcastle Mortgage Securities Trust Series 2006-1, Class A2 0.642%, 3/25/36(a)	231	226,860
Novastar Home Loan Equity Series 2007-2, Class M1 0.822%, 9/25/37(a)	1,650	32,102
Security National Mortgage Loan Trust Series 2007-1A, Class 1A1 5.91%, 4/25/37(b)	544	540,508

		3,791,597

Principal Amount (000)		U.S. $ Value

Other ABS-Floating Rate–0.0%
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.622%, 2/25/47(a)(b)	$635	$12,700

Total Asset-Backed Securities (cost $35,106,475)		24,946,477

INFLATION-LINKED SECURITIES–5.1%
United States–5.1%
U.S. Treasury Notes 2.00%, 4/15/12 (TIPS)	7,038	7,240,448
3.00%, 7/15/12 (TIPS)	15,207	16,180,708

Total Inflation-Linked Securities (cost $23,113,868)		23,421,156

CMOS–3.5%
Agency Fixed Rate–1.1%
Fannie Mae REMICS Series 2005-86, Class WH 5.00%, 11/25/25	2,262	2,307,519
Series 2006-50, Class PA 5.00%, 4/25/27	2,351	2,410,657
Government National Mortgage Association Series 2006-51, Class IO 0.941%, 8/16/46(d)	11,317	529,296

		5,247,472

Non-Agency Floating Rate–1.1%
American Home Mortgage Investment Trust Series 2005-2, Class 2A1 2.092%, 9/25/45(a)	574	283,672
Countrywide Alternative Loan Trust Series 2006-OA14, Class 3A1 2.483%, 11/25/46(a)	970	312,478
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-25, Class 1A6 1.002%, 2/25/35(a)	1,861	423,271
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-AR1, Class 1A1 0.832%, 8/25/35(a)	669	296,749
Series 2007-OA4, Class 1A1A 0.712%, 8/25/47(a)	894	277,757
Lehman XS Trust Series 2006-3, Class M1 0.972%, 3/25/36(a)	1,150	10,357
Series 2007-2N, Class M1 0.862%, 2/25/37(a)	1,401	13,785
MLCC Mortgage Investors, Inc. Series 2003-F, Class A1 0.842%, 10/25/28(a)	1,370	974,707

Schedule of Investments—Short Duration Plus Portfolio	17

Principal Amount (000)		U.S. $ Value

Series 2004-A, Class A1 0.752%, 4/25/29(a)	$1,139	$653,488
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.90%, 2/25/42(a)(b)	1,337	1,260,702
Structured Adjustable Rate Mortgage Loan Trust Series 2005-5, Class A3 0.752%, 5/25/35(a)	140	73,517
Series 2005-9, Class 2A1 3.223%, 5/25/35(a)	471	149,286
WaMu Mortgage Pass Through Certificates Series 2006-AR11, Class 1A 2.593%, 9/25/46(a)	1,013	324,352
Series 2006-AR4, Class 1A1B 2.573%, 5/25/46(a)	680	115,603

		5,169,724

Non-Agency Fixed Rate–0.9%
American Home Mortgage Investment Trust Series 2004-3, Class MF1 5.35%, 10/25/34	1,690	236,533
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2006-AB2, Class A7 5.961%, 6/25/36	300	281,460
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36	879	628,892
Nomura Asset Acceptance Corp. Series 2006-WF1, Class A2 5.755%, 6/25/36	2,980	2,506,212

Principal Amount (000)		U.S. $ Value

Structured Asset Securities Corp. Series 2006-RM1, Class AIO 5.00%, 8/25/46(b)(d)	$3,304	$506,498

		4,159,595

Non-Agency ARMS–0.2%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.295%, 2/25/36(e)	1,831	829,072

Agency Floating Rate–0.2%
Freddie Mac Reference REMIC Series 2006-R008, Class FK 0.956%, 7/15/23(a)	764	759,571

Total CMOs (cost $28,092,688)		16,165,434

SHORT-TERM INVESTMENTS–1.6%
Agency Discount Notes–1.4%
Federal Home Loan Bank Discount Notes Zero Coupon, 4/01/09	6,320	6,320,000

Treasury Bills–0.2%
U.S. Treasury Bills Zero Coupon, 6/04/09	800	799,766

Total Short-Term Investments (cost $7,119,766)		7,119,766

Total Investments—99.3% (cost $479,761,810)		456,129,280

Other assets less liabilities—0.7%		3,035,408

Net Assets—100.0%		$459,164,688

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2009	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	584	June 2009	$126,800,060	$127,248,126	$448,066
Sold Contracts
U.S. T-Note 5 Yr Futures	220	June 2009	26,084,446	26,128,438	(43,992)

					$404,074

18	Sanford C. Bernstein Fund, Inc.—2009 Semi-Annual Report

(a)	Floating Rate Security. Stated interest rate was in effect at March 31, 2009.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009, the aggregate market value of these securities amounted to $12,039,278 or 2.6% of net assets.
(c)	Illiquid security, valued at fair value.
(d)	IO—Interest Only
(e)	Variable rate coupon, rate shown as of March 31, 2009.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of March 31, 2009, the fund’s total exposure to subprime investments was 4.80%. These investments are valued in accordance with the fund’s Valuation Policies (see Note 1.A for additional details).

Glossary:

ABS—Asset-Backed Securities

ARMS—Adjustable Rate Mortgages

CMBS—Commercial Mortgage-Backed Securities

CMOs—Collateralized Mortgage Obligations

FRN—Floating Rate Note

LP—Limited Partnership

REIT—Real Estate Investment Trust

REMIC—Real Estate Mortgage Investment Conduit

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

U.S. Government Short Duration Portfolio

March 31, 2009 (unaudited)

Principal Amount (000)		U.S. $ Value

AGENCIES–36.1%
Agency Debentures–36.1%
Bank of America Corp.–FDIC INS 2.10%, 4/30/12	$3,005	$3,011,106
3.125%, 6/15/12	2,775	2,870,868
Citigroup, Inc.–FDIC INS 2.875%, 12/09/11	2,775	2,854,101
Federal Home Loan Banks 2.25%, 4/13/12	25,965	26,163,243
4.25%, 11/20/09	4,000	4,082,784
4.75%, 4/24/09	6,145	6,161,641
Federal Home Loan Mortgage Corp. 2.125%, 3/23/12	7,830	7,889,336
Federal National Mortgage Association 1.75%, 3/23/11	3,635	3,658,391
The Goldman Sachs Group, Inc.–FDIC INS 3.25%, 6/15/12	2,714	2,832,824
JP Morgan Chase & Co.–FDIC INS 3.125%, 12/01/11	2,710	2,807,774
Morgan Stanley–FDIC INS 2.00%, 9/22/11	650	653,815
Wells Fargo & Co.–FDIC INS 3.00%, 12/09/11	1,926	1,991,284

Total Agencies (cost $64,279,152)		64,977,167

GOVERNMENTS-TREASURIES–31.7%

Treasuries–31.7%
United States–31.7%
U.S. Treasury Bonds 7.25%, 5/15/16	3,520	4,638,977
U.S. Treasury Notes 3.50%, 8/15/09	4,860	4,918,281
4.00%, 8/31/09	4,953	5,026,909
4.125%, 8/15/10	17,100	17,938,960
4.50%, 4/30/09–11/15/15	7,700	8,053,863
4.875%, 5/31/11	15,145	16,465,462

Total Governments–Treasuries (cost $56,390,611)		57,042,452

MORTGAGE PASS-THRU’S–17.6%
Agency Fixed Rate 30-Year–14.4%
Federal Home Loan Mortgage Corp. Series 2007 6.00%, 8/01/37–9/01/37	876	916,723
Series 2008 6.00%, 8/01/38	4,045	4,232,942

Schedule of Investments—U.S. Government Short Duration Portfolio	19

Principal Amount (000)		U.S. $ Value

Federal Home Loan Mortgage Corp. Gold Series 2008 6.00%, 8/01/38	$458	$479,318
Federal National Mortgage Association Series 2006 6.50%, 11/01/36	1,900	2,003,856
Series 2007 6.00%, 7/01/37	4,928	5,152,597
6.50%, 10/01/37	5,853	6,172,780
Series 2008 6.50%, 12/01/28	1,832	1,954,097
Government National Mortgage Association Series 2008 6.50%, 9/15/38	4,734	4,972,615

		25,884,928

Agency ARMS–2.9%
Federal Home Loan Mortgage Corp. Series 2005 4.783%, 5/01/35(a)	719	736,485
Federal National Mortgage Association Series 2005 4.549%, 2/01/35(a)	1,181	1,196,845
Series 2006 4.388%, 1/01/36(a)	783	792,684
Series 2007 4.389%, 11/01/35(a)	1,194	1,220,125
5.781%, 8/01/37(a)	1,197	1,242,639

		5,188,778

Agency Fixed Rate 15-Year–0.3%
Federal National Mortgage Association Series 2000 7.50%, 3/01/15	63	66,354
Series 2001 6.00%, 11/01/16	444	467,553
Series 2002 8.00%, 8/01/16	124	131,408

		665,315

Total Mortgage Pass-Thru’s (cost $30,799,178)		31,739,021

INFLATION-LINKED SECURITIES–5.0%
United States–5.0%
U.S. Treasury Notes 2.00%, 4/15/12 (TIPS)	4,312	4,436,313
3.00%, 7/15/12 (TIPS)	4,229	4,500,263

Total Inflation-Linked Securities (cost $8,806,717)		8,936,576

Principal Amount (000)		U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES–1.9%
Non-Agency Fixed Rate CMBS–1.9%
Banc of America Commercial Mortgage, Inc. Series 2006-6, Class A2 5.309%, 10/10/45	$873	$754,904
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A2 5.381%, 3/10/39	993	831,658
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LDPX, Class A2S 5.305%, 1/15/49	873	699,195
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A2 5.935%, 6/15/45	1,300	1,168,455

Total Commercial Mortgage- Backed Securities (cost $4,053,601)		3,454,212

ASSET-BACKED SECURITIES–1.3%
Credit Cards-Floating Rate–0.5%
Chase Issuance Trust Series 2008-A5, Class A5 1.456%, 5/16/11(a)	940	937,357

Autos-Fixed Rate–0.5%
Volkswagen Auto Loan Enhanced Trust Series 2008-1, Class A2 3.71%, 4/20/11	879	877,267

Autos-Floating Rate–0.3%
World Omni Auto Receivables Trust Series 2008-A, Class A2 1.556%, 3/15/11(a)	473	470,963

Home Equity Loans-Fixed Rate–0.0%
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	275	49,371

Home Equity Loans-Floating Rate–0.0%
ACE Securities Corp. Series 2003-OP1, Class A2 0.882%, 12/25/33(a)	32	25,243

Total Asset-Backed Securities (cost $2,598,913)		2,360,201

CMOS–1.0%
Agency Fixed Rate–0.8%
Fannie Mae REMICS Series 2005-86, Class WH 5.00%, 11/25/25	673	686,762
Series 2006-50, Class PA 5.00%, 4/25/27	698	715,828

		1,402,590

20	Sanford C. Bernstein Fund, Inc.—2009 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Non-Agency Floating Rate–0.1%
American Home Mortgage Investment Trust Series 2005-2, Class 2A1 2.092%, 9/25/45(a)	$101	$49,801
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2007-OA4, Class 1A1A 0.712%, 8/25/47(a)	188	58,329
MLCC Mortgage Investors, Inc. Series 2004-A, Class A1 0.752%, 4/25/29(a)	203	116,284

		224,414

Agency Floating Rate–0.1%
Federal Home Loan Mortgage Corp. Series 2006-72, Class A1 0.727%, 3/25/36(a)	280	210,764

Total CMOs (cost $2,156,417)		1,837,768

SHORT-TERM INVESTMENTS–4.4%
Treasury Bills–3.3%
U.S. Treasury Bills Zero Coupon, 6/04/09	5,900	5,898,337

Agency Discount Notes–0.9%
Federal Home Loan Bank Discount Notes Zero Coupon, 4/01/09	1,580	1,580,000

Time Deposit–0.2%
State Street Time Deposit 0.01%, 4/01/09	333	332,640

Total Short-Term Investments (cost $7,810,977)		7,810,977

Total Investments—99.0% (cost $176,895,566)		178,158,374

Other assets less liabilities—1.0%		1,771,315

Net Assets—100.0%		$179,929,689

(a)	Floating Rate Security. Stated interest rate was in effect at March 31, 2009.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of March 31, 2009, the fund’s total exposure to subprime investments was 0.10%. These investments are valued in accordance with the fund’s Valuation Policies (see Note 1.A for additional details).

Glossary:

ARMS—Adjustable Rate Mortgages

CMBS—Commercial Mortgage-Backed Securities

CMOs—Collateralized Mortgage Obligations

REMIC—Real Estate Mortgage Investment Conduit

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

Schedule of Investments—U.S. Government Short Duration Portfolio	21

SCB–TAX–1944–0309

Sanford C. Bernstein Fund, Inc.

March 31, 2009

Schedule of Investments To the Semi-Annual Report For the Municipal Bond Portfolios

Short Duration Diversified Municipal

Short Duration California Municipal

Short Duration New York Municipal

Diversified Municipal

California Municipal

New York Municipal

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Diversified Municipal Portfolio

March 31, 2009 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–106.0%
Long-Term Municipal Bonds–91.0%
Alabama–2.2%
Alabama Pub Sch & Clg Auth FGIC 5.75%, 8/01/10	$8,435	$8,686,026

Arizona–4.3%
Arizona Hlth Fac Auth (Phoenix Childrens Hospital) 1.57%, 2/01/42(a)	955	735,312
Salt River Proj Agric Imp & Pwr Dist AZ (Salt River Elec Sys AZ) Series 2002C 5.00%, 1/01/12	11,515	12,561,828
Scottsdale AZ IDA (Scottsdale Healthcare) FSA Series 2006 4.00%, 9/01/45(b)	3,925	3,925,000

		17,222,140

California–4.3%
California Econ Recovery (California Econ Rec Spl Tax) Series B 5.00%, 7/01/23	10,300	10,776,167
San Francisco CA Arpt (San Francisco CA Intl Airport) Series 2008A 6.75%, 5/01/19	6,400	6,709,504

		17,485,671

Colorado–0.9%
Colorado HFA SFMR (Colorado HFA) 7.25%, 5/01/27	101	102,691
Denver City & Cnty CO Exc Tax FSA Series A 5.00%, 9/01/10	2,890	3,043,171
Denver CO Hlth & Hosp Auth Series A 5.00%, 12/01/10	405	402,999
Todd Creek Farms Met Dist #1 CO (Todd Creek Farms Met Wtr) 4.75%, 12/01/09	100	97,590

		3,646,451

Connecticut–1.2%
Connecticut Clean Wtr Fund (Connecticut SRF) Series 2008A 5.00%, 2/01/10	4,745	4,921,134

Principal Amount (000)		U.S. $ Value

Delaware–0.1%
Bridgeville DE Spl Oblig (Heritage Shores Spl Devel Dist) Series B 5.125%, 7/01/35	$592	$342,413

District Of Columbia–0.3%
District of Columbia HFA SFMR (District of Columbia HFA) GNMA/FNMA/FHLMC Series A 6.85%, 6/01/31	130	130,374
Metro Washington Arpt Auth VA AMBAC Series A 5.00%, 10/01/10	1,000	1,015,380

		1,145,754

Florida–8.1%
Citizens Ppty Ins Corp FL MBIA 5.00%, 3/01/10	600	608,250
Series A-1 5.00%, 6/01/11	5,400	5,525,064
Dupree Lakes CDD FL 5.00%, 11/01/10	65	40,951
Florida Brd of Ed Lottery FGIC Series A 5.50%, 7/01/09	4,710	4,750,365
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) AMBAC 5.00%, 7/01/09	930	938,528
Series B 5.00%, 7/01/10	1,880	1,966,273
Florida Dept Evnrn Protn Presv 2000 Series 2000A 5.75%, 7/01/12	7,515	7,890,675
Hammock Bay CDD FL Series B 5.375%, 5/01/11	65	61,316
Harbor Bay CDD FL Series B 6.35%, 5/01/10	110	100,121
Heritage Isle at Viera CDD FL Series 4B 5.00%, 11/01/09	100	91,800
Heritage Plantation CDD FL Series B 5.10%, 11/01/13	150	105,528
Live Oak CDD FL Series B 5.00%, 11/01/09	275	181,409
Meadow Pointe III CDD FL Series 2004-1 4.80%, 11/01/09	120	117,814
Series 4B 5.00%, 5/01/09	65	64,837
Overoaks CDD FL Series 4B 5.125%, 5/01/09	265	137,776

Portfolio of Investments—Short Duration Diversified Municipal Portfolio	1

Principal Amount (000)		U.S. $ Value

Palm Beach Cnty FL Sch Brd COP FGIC Series B 5.00%, 8/01/25	$8,000	$8,170,720
Parker Rd CDD FL Series B 5.35%, 5/01/15	520	393,723
Parkway Center CDD FL Series B 5.625%, 5/01/14	200	164,820
Paseo CDD FL Series B 4.875%, 5/01/10	975	637,406
Ridgewood Trails CDD FL Series B 5.20%, 5/01/12	225	145,413
Riverwood Estates CDD FL Series B 5.00%, 5/01/13(c)	540	189,000
Rolling Hills CDD FL Series B 5.125%, 11/01/13	530	350,394
Seven Oaks CDD FL Series B 5.00%, 5/01/09	230	138,115

		32,770,298

Georgia–7.7%
Burke Cnty GA Dev Auth (Oglethorpe Power Corp) AMBAC Series 2006C-1 4.625%, 1/01/37	6,350	6,345,428
Series F 6.50%, 1/01/39	3,130	3,175,385
George l Smith II GA Wrld Cngrss Ctr Au MBIA Series 2000 6.00%, 7/01/10	3,560	3,616,284
Georgia HFA SFMR (Georgia HFA) 4.875%, 12/01/15	50	49,866
Georgia Road & Tollway Auth Series 2008A 5.00%, 6/01/10	2,935	3,083,129
Gwinnett Cnty GA SD GO Series 2007 5.00%, 2/01/10	1,540	1,597,026
Henry Cnty GA GO Series 2009 4.00%, 7/01/10(d)	10,660	11,080,111
Whitfield Cnty GA SD GO Series 2009 5.00%, 4/01/11	1,905	2,043,722

		30,990,951

Guam–0.1%
Guam Wtrworks Auth COP(Prerefunded) 5.18%, 7/01/15	524	542,461

Principal Amount (000)		U.S. $ Value

Illinois–2.3%
Chicago IL GO(Prerefunded) FGIC 6.00%, 1/01/28	$4,045	$4,358,164
Cortland IL Spl Tax 5.125%, 3/01/14	266	224,278
Illinois GO FSA 5.00%, 9/01/10	4,235	4,454,585
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	166	126,814

		9,163,841

Indiana–0.8%
Indianapolis IN Gas Util Series 2009A 4.00%, 6/01/10	2,000	2,059,660
Jasper Cnty IN PCR (No. Indiana Pub Serv Company) MBIA 4.15%, 8/01/10	1,325	1,326,299

		3,385,959

Iowa–1.0%
Tobacco Settlement Auth Iowa(Prerefunded) 5.60%, 6/01/35(d)	3,860	4,223,882

Kansas–0.6%
Kansas DOT Hwy(Prerefunded) 5.75%, 9/01/18	2,500	2,554,125

Kentucky–0.8%
Kentucky Prop & Bldg Comm (Kentucky Prop & Bldg Comm Lease) 4.00%, 2/01/11	3,125	3,245,125

Louisiana–0.5%
Isabella Lakes LA CDD 6.00%, 8/01/22	515	366,809
New Orleans LA GO RADIAN Series A 5.00%, 12/01/09	1,390	1,402,079
Whispering Springs CDD LA 5.20%, 10/01/21	670	388,278

		2,157,166

Massachusetts–5.5%
Massachusetts GO AMBAC Series C 5.00%, 8/01/10	1,040	1,095,993
MBIA Series A 5.50%, 2/01/10	5,900	6,138,301
Series 2004C 5.25%, 1/01/17	6,400	6,821,888
Series A 5.50%, 1/01/11	2,315	2,487,954

2	Sanford C. Bernstein Fund, Inc.—2009 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Massachusetts Hlth & Ed Facs Auth (Caregroup Inc) Series 2008 5.00%, 7/01/10	$1,950	$1,973,556
Massachusetts Wtr Res Auth(Prerefunded) FGIC Series 2000A 5.75%, 8/01/30	3,500	3,760,505

		22,278,197

Michigan–1.9%
Detroit MI GO MBIA Series 2004 5.00%, 4/01/09	1,345	1,345,000
Detroit MI Swr Disp FSA 1.561%, 7/01/32(a)	1,545	934,524
Michigan Trunk Line Spl Tax FSA Series 05B 5.00%, 9/01/11	4,905	5,273,660

		7,553,184

Missouri–1.1%
St. Louis MO Arpt(Prerefunded) MBIA Series 2001A 5.125%, 7/01/22	4,045	4,413,419

Nevada–2.4%
Clark Cnty NV Arpt (Mccarran Airport) MBIA Series 1998A 5.25%, 7/01/09	5,915	5,951,318
Clark Cnty NV GO(Prerefunded) MBIA Series 2000 5.50%, 7/01/25	2,830	3,003,479
Henderson NV LID #T-16 (Henderson NV LID #T-16 Falls) 4.75%, 3/01/13	85	40,493
Henderson NV LID #T-17 (Henderson NV LID #T-17 Madeira) 4.00%, 9/01/09	630	618,641

		9,613,931

New Jersey–6.1%
New Jersey COP (New Jersey COP Equip Purchase) Series 2008 5.00%, 6/15/11	2,200	2,347,180
New Jersey Ed Fac Auth (Kean Univ) FGIC Series 07 4.25%, 7/01/37(b)	8,050	8,050,000
New Jersey EDA (New Jersey Cigarette Tax) FGIC 5.00%, 6/15/09	2,345	2,349,385
New Jersey Highway Auth(Prerefunded) 5.625%, 1/01/30	2,630	2,756,214

Principal Amount (000)		U.S. $ Value

New Jersey Trnsp Corp COP AMBAC Series B 5.50%, 9/15/10	$7,155	$7,493,217
New Jersey Turnpike Auth(Prerefunded) MBIA Series A 5.50%, 1/01/30	1,370	1,420,827

		24,416,823

New York–9.3%
Erie Cnty NY Tob Asset Sec(Prerefunded) 6.50%, 7/15/24	5,890	6,379,989
New York NY GO Series 2008J 5.00%, 8/01/11	1,670	1,772,755
Series C 5.00%, 8/01/11	3,495	3,710,047
New York NY TFA FSA Series 2007 4.00%, 11/01/27(b)	8,100	8,100,000
Series A-1 5.00%, 11/01/10	1,115	1,175,255
Series B 5.25%, 2/01/29	1,955	2,031,519
New York St Dormitory Auth (New York St Lease Cuny) 5.75%, 7/01/09	1,920	1,942,176
New York St HFA MFHR (New York St HFA) Series B 4.05%, 11/01/10	4,000	4,004,760
Tobacco Settlement Fin Corp NY (New York St Tobacco Asset Sec) Series 2008 5.00%, 6/01/11	8,250	8,597,737

		37,714,238

North Carolina–1.3%
North Carolina GO 5.00%, 10/01/10	5,090	5,391,277

Ohio–0.2%
Ohio HFA SFMR GNMA 3.30%, 9/01/30	1,010	985,356

Oregon–1.5%
Oregon Dept of Admin Svcs Series 2009C 5.00%, 4/01/11(d)	1,470	1,568,328
Oregon Hsg & Cmnty Svc SFMR 3.20%, 7/01/33	1,480	1,462,358
Portland OR CCD GO Series 2009 5.00%, 6/15/10(d)	2,975	3,120,210

		6,150,896

Pennsylvania–9.3%
Allegheny Cnty PA Hosp Dev Auth(Prerefunded) Series 2000 9.25%, 11/15/30	7,835	8,995,363

Portfolio of Investments—Short Duration Diversified Municipal Portfolio	3

Principal Amount (000)		U.S. $ Value

Series B 9.25%, 11/15/22	$430	$493,683
Allegheny Cnty PA Hosp Dev Auth (Univ of Pittsburg Med Center) Series 2008A 5.00%, 9/01/11	5,600	5,822,712
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series A 5.00%, 11/15/10	1,020	982,658
Bucks Cnty PA IDA (Waste Management Inc) 3.90%, 12/01/22	1,245	1,222,739
Pennsylvania GO MBIA Series 2003 5.00%, 7/01/10	11,210	11,777,338
Philadelphia PA IDA (Leadership Learning Partners) Series 05A 4.60%, 7/01/15	325	275,896
Philadelphia PA Parking Auth Series 2008 5.00%, 9/01/10	3,140	3,236,178
Pittsburgh PA GO Series 2008A 5.00%, 9/01/09	2,570	2,602,408
Series 2008A-1 5.00%, 9/01/10	2,170	2,237,075

		37,646,050

Puerto Rico–1.5%
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) Series 2008 5.00%, 12/01/10	5,775	5,865,668

South Carolina–0.6%
South Carolina Trnsp Infra(Prerefunded) AMBAC 5.50%, 10/01/11	2,455	2,539,771

Texas–9.2%
Austin TX Utils Sys FSA 5.00%, 11/15/10	4,000	4,188,560
Fort Worth TX Wtr & Swr FSA Series A 5.00%, 2/15/10	7,465	7,741,802
North Texas Tollway Auth TX (North Texas Tollway) Series 2008H-1 5.00%, 1/01/43	4,650	4,744,628
San Antonio TX Elec & Gas(Prerefunded) Series 2000A 5.75%, 2/01/14	2,455	2,559,215
Texas GO Series 2008C 5.25%, 8/01/10	3,710	3,820,150

Principal Amount (000)		U.S. $ Value

Texas Mun Gas Acq & Supply Corp I (JP Morgan Chase) Series 2007A 1.284%, 9/15/10(a)	$2,505	$2,406,879
Texas Trnsp Comm 5.00%, 4/01/10–4/01/11	4,310	4,586,524
Texas Trnsp Comm (Central Texas Turnpike) Series 2009 5.00%, 8/15/42	5,475	5,492,082
Titus Cnty TX Fresh Wtr (Southwestern Electric Power CO) 4.50%, 7/01/11	1,470	1,466,193

		37,006,033

Utah–1.2%
Intermountain Pwr Agy UT Series 2009A 5.00%, 7/01/11(d)	4,545	4,798,475

Virginia–1.2%
Broad Street CDA VA 7.125%, 6/01/15	370	331,868
Virginia Pub Bldg Auth 5.00%, 8/01/10	4,100	4,321,892

		4,653,760

Washington–2.8%
Energy Northwest WA (Bonneville Power Admin) FGIC Series 2004 5.25%, 7/01/10	10,560	11,089,162

West Virginia–0.7%
West VA Sch Bldg Auth FGIC Series A 5.00%, 7/01/09	2,880	2,906,208

Total Long-Term Municipal Bonds (cost $367,228,548)		367,505,845

Short-Term Municipal Notes–15.0%
California–0.5%
California Dept Wtr Res Pwr Series F-4 0.25%, 5/01/22(e)	2,000	2,000,000

Colorado–10.1%
Colorado Ed Cul Fac Auth (Natl Jewish Fed Bd Prog) 0.35%, 5/01/38(e)	1,800	1,800,000
0.50%, 8/01/27–5/01/38(e)	19,800	19,800,000
0.55%, 3/01/36(e)	2,100	2,100,000
Series A-14 0.35%, 1/01/39(e)(f)	5,900	5,900,000
Series D 0.50%, 10/01/38(e)(f)	1,100	1,100,000
Colorado Ed Cul Fac Auth (YMCA) Series 2008 0.35%, 10/01/38(e)(f)	10,200	10,200,000

		40,900,000

4	Sanford C. Bernstein Fund, Inc.—2009 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

District Of Columbia–0.7%
District of Columbia (American Univ) Series 2008 0.35%, 10/01/38(e)(f)	$3,000	$3,000,000

Florida–2.3%
Broward Cnty FL Edl Facs Auth (Nova Southeastern Univ) Series 2008A 0.35%, 4/01/38(e)	2,200	2,200,000
Jacksonville FL Hlth Facs Auth 0.35%, 8/15/33(e)	5,600	5,600,000
Jacksonville FL Hlth Facs Auth (Baptist Medical Center) 0.35%, 8/15/33(e)	1,000	1,000,000
Pinellas Cnty FL Hlth Fac Auth (Bayfront Hospital) Series 2006A 0.35%, 7/01/36(e)	400	400,000

		9,200,000

Kentucky–0.4%
Kentucky Econ Dev Fin Auth (Baptist Healthcare Sys) Series 2009 0.40%, 8/15/38(e)	900	900,000
Trimble Cnty KY Leasing (Kentucky Assn of Cntys Leasing Trust) Series 2008A 0.40%, 12/01/38(e)	500	500,000

		1,400,000

Maryland–0.1%
Maryland EDC (Pharmacopeia Inc) Series 2008B 0.35%, 7/01/38(e)	300	300,000

North Carolina–0.3%
North Carolina Med Care Comm (Wake Forest University) Series 2008D 0.35%, 7/01/34(e)	1,100	1,100,000

Ohio–0.3%
Ohio Hgr Edl Fac Commn (Case Western Reserve Univ) Series 2008B-2 0.30%, 12/01/44(e)	1,400	1,400,000

Texas–0.3%
Dallas Performing Arts Cult Fac Corp (Dallas Ctr for The Performing Arts Fndtn) Series 2008A 0.30%, 9/01/41(e)	400	400,000

Principal Amount (000)		U.S. $ Value

Harris Cnty TX Cult Ed Fac Fin Corp (YMCA of Grtr Houston Area) Series 2008C 0.50%, 6/01/38(e)(f)	$600	$600,000

		1,000,000

Total Short-Term Municipal Notes (cost $60,300,000)		60,300,000

Total Investments—106.0% (cost $427,528,548)		427,805,845

Other assets less liabilities—(6.0)%		(24,044,020)

Net Assets—100.0%		$403,761,825

(a)	Floating Rate Security. Stated interest rate was in effect at March 31, 2009.
(b)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2009 and the aggregate market value of these securities amounted to $20,075,000 or 5.0% of net assets.
(c)	Illiquid security, valued at fair value.
(d)	When-Issued or delayed delivery security.
(e)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(f)	Position, or a portion thereof, has been segregated to collateralize when issued and/or delayed delivery securities.

As of March 31, 2009, the Portfolio held 40.1% of net assets in insured bonds (of this amount 4.8% represents the Portfolio’s holding in pre-refunded insured bonds). 20.6% of the Portfolio’s insured bonds were insured by MBIA.

Glossary:

AMBAC—Ambac Assurance Corporation

CCD—Community College District

CDA—Community Development Authority

CDD—Community Development District

COP—Certificate of Participation

DOT—Department of Transportation

EDA—Economic Development Agency

EDC—Economic Development Corporation

FGIC—Financial Guaranty Insurance Company

FHLMC—Federal Home Loan Mortgage Corporation

FNMA—Federal National Mortgage Association

FSA—Financial Security Assurance Inc.

GNMA—Government National Mortgage Association

GO—General Obligation

HFA—Housing Finance Authority

IDA—Industrial Development Authority/Agency

LID—Local Improvement District

MBIA—MBIA Insurance Corporation

MFHR—Multi-Family Housing Revenue

PCR—Pollution Control Revenue Bond

RADIAN—Radian Asset Assurance Inc.

SD—School District

SFMR—Single Family Mortgage Revenue

SRF—State Revolving Fund

SSA—Special Services Area

See notes to financial statements.

Portfolio of Investments—Short Duration Diversified Municipal Portfolio	5

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration California Muni Portfolio

March 31, 2009 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–101.1%
Long-Term Municipal Bonds–97.5%
California–72.1%
California Dept Wtr Res Pwr MBIA Series A 5.25%, 5/01/10	$4,735	$4,942,819
California Econ Recovery (California Econ Rec Spl Tax) 5.00%, 7/01/10	2,320	2,418,229
Series A 5.25%, 7/01/12	2,000	2,163,160
Series B 5.00%, 7/01/23	3,855	3,970,937
California GO 5.00%, 2/01/11	3,000	3,140,220
5.25%, 10/01/23	3,500	3,712,030
5.25%, 2/01/11	1,320	1,387,558
MBIA 5.75%, 3/01/27	2,425	2,562,401
California Hlth Fac Fin Auth (Stanford Hosp) Series A-3 3.45%, 11/15/40	1,500	1,506,270
California Hlth Fac Fin Auth (Sutter Health) Series A 5.00%, 8/15/09	1,000	1,012,730
California Infra & Eco Dev Bk (Pacific Gas & Electric Company) 3.75%, 11/01/26	1,400	1,399,594
California Rural Home Mtg GNMA/FNMA Series A 6.55%, 6/01/30	155	156,900
California Statewide CDA (Enloe Med Ctr) Series A 5.00%, 8/15/10	1,000	1,033,760
Contra Costa CA CCD GO FGIC 5.00%, 8/01/09	595	602,699
Contra Costa Cnty CA PFA (Contra Costa Lease Cap Fac) MBIA Series B 5.00%, 6/01/09	3,200	3,220,608
Golden Empire Sch Fin Auth CA (Kern CA HSD) 5.00%, 5/01/10	3,000	3,064,050
Golden St Tobacco Sec CA(Prerefunded) Series B 5.375%, 6/01/28	5,225	5,491,266

Principal Amount (000)		U.S. $ Value

Kern CA CCD COP AMBAC 5.00%, 1/01/25	$3,190	$3,302,703
Kings River CA Consv Dist COP (Kings River CA COP Peaking Proj) 4.50%, 5/01/09	1,110	1,110,500
LA Cnty CA Reg Pk & Open Space MBIA Series A 5.00%, 10/01/10	4,000	4,201,240
Los Angeles Cnty CA Pub Wks (Los Angeles Cnty CA Master Lease) FGIC 5.00%, 9/01/10	680	698,353
M-S-r Pub Pwr Agy CA MBIA 5.00%, 7/01/11	3,410	3,655,895
Northern CA Gas Auth (Northern CA Gas #1 Proj) 5.00%, 7/01/09–7/01/10	2,525	2,481,516
Northern CA Pwr Agy 5.00%, 7/01/11	1,800	1,898,370
Port of Oakland CA 5.00%, 11/01/10	2,325	2,368,338
Poway CA USD PFA Lease (Poway CA USD Lease) FSA Zero Coupon, 12/01/39	1,880	1,820,272
Riverside Cnty CA Trnsp (Riverside Cnty CA Sales Tax) 5.00%, 6/01/29	4,245	4,359,403
Sacramento CA Fin Auth(Prerefunded) AMBAC 5.50%, 12/01/20	3,600	3,956,868
San Francisco CA Arpt (San Francisco CA Intl Airport) Series 2008A 6.75%, 5/01/19	2,505	2,626,142
San Francisco CA Bay Rap Trnst(Prerefunded) AMBAC 5.125%, 7/01/36	3,495	3,825,592
San Francisco CA Redev (San Francisco CA Redev Projs) MBIA 5.00%, 8/01/10	2,725	2,848,770
San Francisco City/Cnty CA GO (SF General Hospital) Series 2009A 5.00%, 6/15/11	2,540	2,726,461
San Joaquin Cnty CA Transn Auth 5.00%, 4/01/11	3,690	3,847,120
Santa Margarita-Dana Pt Auth CA (Imp Dist Rfding) Series 1994 7.25%, 8/01/11	1,100	1,194,193

6	Sanford C. Bernstein Fund, Inc.—2009 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Univ of California(Prerefunded) FGIC 5.00%, 9/01/23	$1,000	$1,070,170

		89,777,137

Delaware–0.1%
Bridgeville DE Spl Oblig (Heritage Shores Spl Devel Dist) Series B 5.125%, 7/01/35	170	98,328

Florida–0.9%
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15	160	124,246
Hammock Bay CDD FL Series B 5.375%, 5/01/11	50	47,167
Heritage Isle at Viera CDD FL Series 4B 5.00%, 11/01/09	100	91,800
Lake Ashton Ii CDD FL Series B 5.00%, 11/01/11	190	115,279
Live Oak CDD FL Series B 5.00%, 11/01/09	100	65,967
Meadow Woods CDD FL Series 4B 5.25%, 5/01/11	100	89,731
Palm Glades CDD FL Series B 4.85%, 8/01/11	170	114,316
Paseo CDD FL 5.00%, 2/01/11	295	183,944
Series B 4.875%, 5/01/10	75	49,031
Seven Oaks CDD FL Series B 5.00%, 5/01/09	95	57,048
Stoneybrook CDD FL Series B 5.45%, 11/01/15(a)	190	114,186
Tern Bay CDD FL Series B 5.00%, 5/01/15(a)	105	42,000

		1,094,715

Georgia–2.5%
Burke Cnty GA Dev Auth (Oglethorpe Power Corp) AMBAC Series 2006C-1 4.625%, 1/01/37	2,100	2,098,488
Series F 6.50%, 1/01/39	1,000	1,014,500

		3,112,988

Principal Amount (000)		U.S. $ Value

Guam–0.1%
Guam Wtrworks Auth COP(Prerefunded) 5.18%, 7/01/15	$141	$146,378

Illinois–0.1%
Cortland IL Spl Tax 5.125%, 3/01/14	163	137,433

Indiana–0.1%
South Bend IN Econ Dev (One Michiana Square Proj) 6.515%, 10/01/09	190	171,148

Louisiana–0.3%
Coves of The Highland LA CDD 5.60%, 11/01/21	200	142,272
Isabella Lakes LA CDD 6.00%, 8/01/22	200	142,450
Orange Grove CDD LA 5.30%, 11/01/21	135	89,988

		374,710

Michigan–0.5%
Detroit MI GO MBIA Series 2004 5.00%, 4/01/09	615	615,000

Nevada–0.1%
Henderson NV LID #T-18 (Henderson NV LID #T-18 Inspirada) 4.35%, 9/01/09	165	134,452

New Jersey–2.1%
New Jersey Ed Fac Auth (Kean Univ) FGIC Series 07 4.25%, 7/01/37(b)	2,600	2,600,000

New York–2.0%
New York NY TFA FSA Series 2007 4.00%, 11/01/27(b)	2,550	2,550,000

Pennsylvania–0.7%
Beaver Cnty PA IDA (Cleveland Electric Illum) 7.125%, 6/01/28	800	809,672

Puerto Rico–12.0%
Children’s Trust Fd Puerto Rico(Prerefunded) 5.75%, 7/01/12	3,170	3,370,027
Puerto Rico Elec Pwr Auth MBIA 5.25%, 7/01/09	2,860	2,887,683
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.00%, 12/01/09	2,655	2,681,550
Puerto Rico Hwy & Trnsp Auth(Prerefunded) MBIA 5.875%, 7/01/35	3,810	4,106,570

Portfolio of Investments—Short Duration California Muni Portfolio	7

Principal Amount (000)		U.S. $ Value

Puerto Rico Mun Fin Agy (Puerto Rico GO) 5.00%, 8/01/09	$1,000	$1,003,290
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series M 5.50%, 7/01/10	920	925,962

		14,975,082

Texas–2.9%
Dallas TX Wtr & Swr Sys FSA 5.00%, 10/01/10	3,435	3,630,383

Virginia–0.5%
Amelia Cnty VA (Waste Management Inc) 4.80%, 4/01/27	460	455,005
Broad Street CDA VA 7.125%, 6/01/15	130	116,602

		571,607

West Virginia–0.5%
West Virginia Econ Dev Auth Solid (Appalachian Pwr CO) 7.125%, 12/01/38	630	631,506

Total Long-Term Municipal Bonds (cost $120,530,844)		121,430,539

SHORT-TERM MUNICIPAL NOTES–3.6%
California–3.6%
California Ed Fac Auth (Chapman Univ) 0.30%, 10/01/26(c)	1,500	1,500,000
California Infra & Eco Dev Bk 0.30%, 12/01/36(c)	800	800,000
California Infra & Eco Dev Bk (Jewish Cmnty Ctr San Francisco) 0.30%, 12/01/31(c)	1,800	1,800,000
California Statewide CDA (North Peninsula Jewish Campus) 0.30%, 7/01/34(c)	400	400,000

Total Short-Term Municipal Notes (cost $4,500,000)		4,500,000

Total Investments—101.1% (cost $125,030,844)		125,930,539

Other assets less liabilities—(1.1)%		(1,417,357)

Net Assets—100.0%		$124,513,182

(a)	Illiquid security, valued at fair value.
(b)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2009 and the aggregate market value of these securities amounted to $5,150,000 or 4.1% of net assets.
(c)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of March 31, 2009, the Portfolio held 50.2% of net assets in insured bonds (of this amount 16.2% represents the Portfolio’s holding in pre-refunded insured bonds). 29.3% of the Portfolio’s insured bonds were insured by MBIA.

Glossary:

AMBAC—Ambac Assurance Corporation

CCD—Community College District

CDA—Community Development Authority

CDD—Community Development District

COP—Certificate of Participation

FGIC—Financial Guaranty Insurance Company

FNMA—Federal National Mortgage Association

FSA—Financial Security Assurance Inc.

GNMA—Government National Mortgage Association

GO—General Obligation

HFA—Housing Finance Authority

HSD—High School District

IDA—Industrial Development Authority/Agency

LID—Local Improvement District

MBIA—MBIA Insurance Corporation

MFHR—Multi-Family Housing Revenue

USD—Unified School District

See notes to financial statements.

8	Sanford C. Bernstein Fund, Inc.—2009 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration New York Muni Portfolio

March 31, 2009 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–102.2%
Long-Term Municipal Bonds–87.2%
New York–70.2%
Erie Cnty NY IDA (Buffalo NY SD GO) FSA Series A 5.00%, 5/01/11	$3,585	$3,795,977
Erie Cnty NY Tob Asset Sec(Prerefunded) 6.25%, 7/15/40	5,250	5,670,000
Long Island Pwr Auth NY AMBAC 5.00%, 4/01/10	2,860	2,915,627
MBIA 5.00%, 5/01/11	1,770	1,871,191
Metropolitan Trnsp Auth NY(Prerefunded) FGIC Series A 5.25%, 11/15/22	1,830	2,032,361
Nassau Cnty NY GO FSA Series F 7.00%, 3/01/10	3,030	3,203,619
Nassau Cnty NY Tob Stlmt Corp(Prerefunded) 6.25%, 7/15/19	1,805	1,852,778
New York NY GO Series 2008J 5.00%, 8/01/11	2,650	2,813,055
Series C 5.00%, 8/01/11	1,900	2,016,907
Series I 5.00%, 8/01/10	2,400	2,509,968
New York NY Hlth & Hosp Corp Series A 5.00%, 2/15/11	4,360	4,504,142
New York NY IDA(Prerefunded) 6.125%, 11/01/30	5,915	6,466,219
New York NY IDA (New York Spl Needs Fac Pool) ACA 3.05%, 7/01/09	365	362,058
New York NY TFA 5.00%, 11/01/10	5,365	5,654,925
FSA Series 2007 4.00%, 11/01/27(a)	3,200	3,200,000
Series A 5.75%, 8/15/18	960	988,493
Series A-1 5.00%, 11/01/10	1,000	1,054,040
Series B 5.25%, 2/01/29	2,000	2,078,280

Principal Amount (000)		U.S. $ Value

New York NY Trnsp Auth COP AMBAC Series A 5.625%, 1/01/13	$1,260	$1,306,242
New York St Dormitory Auth 5.00%, 3/15/11	5,675	6,051,877
New York St Dormitory Auth (Mount Sinai-NYU Health Sys) 5.00%, 7/01/11	380	380,072
New York St Dormitory Auth (New York St Lease CUNY) AMBAC 5.75%, 7/01/09	440	445,082
6.125%, 7/01/12	3,300	3,466,221
New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 3/15/10–3/15/11	6,660	6,984,239
Series A 5.00%, 3/15/11	1,535	1,636,939
New York St Energy Res & Dev (New York St Elec and Gas Corp) MBIA Series C 3.245%, 4/01/34(a)	2,325	2,315,816
New York St Envrn Fac Corp (New York St SRF) Series C 7.20%, 3/15/11	10	10,004
New York St Envrn Fac Corp (New York St SRF/NYCMWFA) 5.75%, 6/15/11	90	99,278
New York St Envrn Fac Corp (NYS Envrn Fac SRF/NYCMWFA) MBIA 6.00%, 6/15/11	4,730	5,188,810
New York St GO Series B 5.625%, 8/15/09	5,500	5,500,495
New York St HFA Series A 3.85%, 11/01/09	1,390	1,406,694
New York St HFA MFHR (New York St HFA) Series B 4.05%, 11/01/10	1,000	1,001,190
New York St Loc Gov Asst Corp Series A 5.00%, 4/01/11	4,320	4,626,590
Series C 5.00%, 4/01/11	5,440	5,826,077
New York St Thruway Auth MBIA Series A 5.00%, 4/01/10	2,265	2,367,152
New York St Thruway Auth (New York St Thruway Auth Ded Tax) 5.00%, 4/01/11	1,100	1,172,457
MBIA Series C 5.25%, 4/01/10	3,985	4,159,463

Portfolio of Investments—Short Duration New York Muni Portfolio	9

Principal Amount (000)		U.S. $ Value

Series A 5.00%, 4/01/11	$5,000	$5,309,050
New York St Thruway Auth (New York St Thruway) MBIA Series H 5.00%, 1/01/11	3,900	4,120,194
New York St UDC(Prerefunded) FSA Series D 5.75%, 1/01/15	1,390	1,506,148
New York St UDC (New York St Corr & Youth Fac) Series A 5.50%, 1/01/17	4,000	4,153,280
Onondaga Cnty NY GO 4.00%, 3/01/11	2,645	2,785,529
Tobacco Settlement Fin Corp NY Series A-1 5.50%, 6/01/15	1,540	1,570,076
Tobacco Settlement Fin Corp NY (New York St Tobacco Asset Sec) Series 2008 5.00%, 6/01/11	2,300	2,396,945
Series B-1C 5.50%, 6/01/14	2,800	2,808,764
Troy NY IDA (Rensselaer Polytechnic Inst) 5.00%, 9/01/37	2,280	2,344,068
TSASC Inc NY(Prerefunded) 6.00%, 7/15/18	1,000	1,025,620

		134,954,012

Alabama–0.0%
Hlth Care Auth Baptist Hlth AL ASSURED GTY Series B 4.00%, 11/15/37(a)	25	25,000

Arizona–2.0%
Scottsdale AZ IDA (Scottsdale Healthcare) FSA Series 2006 4.00%, 9/01/45(a)	2,850	2,850,000
Watson Road CFD AZ 4.70%, 7/01/09	355	351,887
Yavapai Cnty AZ IDA (Waste Management Inc) Series 2007A 4.25%, 3/01/28	675	667,278

		3,869,165

Delaware–0.1%
Bridgeville DE Spl Oblig (Heritage Shores Spl Devel Dist) Series B 5.125%, 7/01/35	296	171,206

Florida–1.6%
Dupree Lakes CDD FL 5.00%, 11/01/10	50	31,501

Principal Amount (000)		U.S. $ Value

Durbin Crossing CDD FL Series 1 5.25%, 11/01/15	$215	$166,956
Fishhawk CDD #2 FL Series B 5.125%, 11/01/09	135	110,525
Florida Rural Util Fin Com Series B 4.00%, 11/01/11	1,610	1,610,773
Hammock Bay CDD FL Series B 5.375%, 5/01/11	60	56,600
Heritage Isle at Viera CDD FL Series 4B 5.00%, 11/01/09	100	91,800
Landmark at Doral CDD FL Series B 5.20%, 5/01/15(b)	255	129,206
New River CDD FL Series B 5.00%, 5/01/13(b)	265	122,321
Overoaks CDD FL Series 4B 5.125%, 5/01/09	220	114,380
Parkway Center CDD FL Series B 5.625%, 5/01/14	255	210,145
Paseo CDD FL Series B 4.875%, 5/01/10	495	323,606
Seven Oaks CDD FL Series B 5.00%, 5/01/09	90	54,045

		3,021,858

Georgia–2.3%
Burke Cnty GA Dev Auth (Oglethorpe Power Corp) Series F 6.50%, 1/01/39	4,365	4,428,293

Guam–0.1%
Guam Wtrworks Auth COP(Prerefunded) 5.18%, 7/01/15	270	279,841

Illinois–0.1%
Cortland IL Spl Tax 5.125%, 3/01/14	224	188,866
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	100	76,394

		265,260

Louisiana–0.3%
Coves of The Highland LA CDD 5.60%, 11/01/21	270	192,067
Isabella Lakes LA CDD 6.00%, 8/01/22	255	181,624

10	Sanford C. Bernstein Fund, Inc.—2009 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Juban Parc LA CDD 5.15%, 10/01/14	$230	$193,867
Whispering Springs CDD LA 5.20%, 10/01/21	120	69,542

		637,100

Michigan–0.4%
Detroit MI GO MBIA Series 2004 5.00%, 4/01/09	685	685,000

Nevada–0.0%
Henderson NV LID #T-16 (Henderson NV LID #T-16 Falls) 4.75%, 3/01/13	40	19,056

New Jersey–2.0%
New Jersey Ed Fac Auth (Kean Univ) FGIC Series 07 4.25%, 7/01/37(a)	3,840	3,840,000

Pennsylvania–1.7%
Beaver Cnty PA IDA (Cleveland Electric Illum) 7.125%, 6/01/28	1,000	1,012,090
Pennsylvania Econ Dev Fin Auth (Ppl Electric Utilities Corp) 4.85%, 10/01/23	2,180	2,195,609

		3,207,699

Puerto Rico–3.2%
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.00%, 12/01/09	2,840	2,868,400
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy& Trnsp Spl Tax) FSA Series A 5.00%, 7/01/26	1,450	1,481,523
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series M 5.25%, 7/01/09	890	889,769
5.50%, 7/01/10	950	956,156

		6,195,848

Utah–2.7%
Intermountain Pwr Agy UT Series 2009A 5.00%, 7/01/11(c)	5,000	5,278,850

Virginia–0.1%
Broad Street CDA VA 7.125%, 6/01/15	200	179,388

West Virginia–0.4%
West Virginia Econ Dev Auth Solid (Appalachian Pwr CO) 7.125%, 12/01/38	770	771,840

Total Long-Term Municipal Bonds (cost $167,021,748)		167,829,416

Principal Amount (000)		U.S. $ Value

Short-Term Municipal Notes–15.0%
New York–15.0%
New York NY Cap Res Corp (Maimonides Med Ctr) 0.45%, 1/01/26(d)	$902	$902,000
New York NY Cap Res Corp (Village Center for Care) 0.45%, 1/01/37(d)	750	750,000
New York NY Mun Wtr Auth 0.30%, 6/15/38(d)(e)	5,900	5,900,000
New York NY TFA 0.19%, 11/01/22(d)	1,200	1,200,000
New York NY Trnsl Fin Auth 0.19%, 5/01/28(d)	2,800	2,800,000
New York NY Trst for Cult Res (Lincoln Center Performing Arts) 0.21%, 12/01/35(d)	6,600	6,600,000
0.30%, 12/01/35(d)	8,100	8,100,000
Port Authority of NY & NJ 0.15%, 6/01/20(d)	1,800	1,800,000
Syracuse NY IDA (Syracuse University Proj) 0.20%, 7/01/37(d)	700	700,000

Total Short-Term Municipal Notes (cost $28,752,000)		28,752,000

Total Investments—102.2% (cost $195,773,748)		196,581,416

Other assets less liabilities—(2.2)%		(4,191,332)

Net Assets—100.0%		$192,390,084

(a)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2009 and the aggregate market value of these securities amounted to $12,230,816 or 6.4% of net assets.
(b)	Illiquid security, valued at fair value.
(c)	When-Issued or delayed delivery security.
(d)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(e)	Position, or a portion thereof, has been segregated to collateralize when issued and/or delayed delivery security.

Portfolio of Investments—Short Duration New York Muni Portfolio	11

As of March 31, 2009, the Portfolio held 27.2% of net assets in insured bonds (of this amount 3.1% represents the Portfolio’s holding in pre-refunded insured bonds).

Glossary:

ACA—ACA Financial Guaranty Corporation

AMBAC—Ambac Assurance Corporation

ASSURED GTY—Assured Guaranty Ltd.

CDA—Community Development Authority

CDD—Community Development District

CFD—Community Facilities District

COP—Certificate of Participation

FGIC—Financial Guaranty Insurance Company

FSA—Financial Security Assurance Inc.

GO—General Obligation

HFA—Housing Finance Authority

IDA—Industrial Development Authority/Agency

LID—Local Improvement District

MBIA—MBIA Insurance Corporation

MFHR—Multi-Family Housing Revenue

SD—School District

SRF—State Revolving Fund

SSA—Special Services Area

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Diversified Municipal Portfolio

March 31, 2009 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–98.9%
Long-Term Municipal Bonds–97.7%
Alabama–0.7%
Jefferson Cnty AL GO Series A 5.25%, 1/01/11	$1,700	$1,301,707
Jefferson Cnty AL Swr(Prerefunded) FGIC Series 02 5.00%, 2/01/41	7,725	8,350,570
FGIC Series 02B 5.00%, 2/01/41	12,105	13,198,687
FGIC Series D 5.00%, 2/01/42	5,900	6,433,065
FSA Series B8 5.25%, 2/01/10	2,100	1,940,232

		31,224,261

Alaska–0.0%
Anchorage AK GO FGIC 6.00%, 10/01/09	1,000	1,025,710

Arizona–1.7%
Arizona Hlth Fac Auth (Phoenix Childrens Hospital) 1.57%, 2/01/42(a)	18,025	13,878,529
Arizona School Fac Brd COP 5.00%, 1/01/13	1,315	1,465,160
Arizona School Fac Brd COP (Arizona Sch Fac Brd Lease School Fac) FGIC Series A-1 5.00%, 9/01/15	1,765	1,924,274
Arizona Tourism & Sports Auth (Arizona Tourism/Sports Spl Tax) 5.00%, 7/01/15–7/01/16	3,815	3,818,931
Arizona Trnsp Brd Highway 5.00%, 7/01/13–7/01/16	26,305	29,904,222
AZ Wtr Infra Finance Auth (Arizona SRF) Series A 5.75%, 10/01/11	1,525	1,575,737
Maricopa Cnty AZ IDA MFHR (Steeplechase Apts) Series B 6.25%, 12/01/20	1,760	1,455,590
Mesa AZ IDA(Prerefunded) MBIA Series A 5.625%, 1/01/29	2,000	2,090,560

12	Sanford C. Bernstein Fund, Inc.—2009 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Phoenix AZ Civic Impt Corp (Phoenix AZ Transit Excise Tax) AMBAC 5.00%, 7/01/10–7/01/14	$7,835	$8,576,622
Phoenix AZ Civic Impt Corp (Phoenix AZ Wastewater) MBIA 5.00%, 7/01/14	5,000	5,566,400
Pima Cnty AZ IDA (Global Water Resources) 5.45%, 12/01/17	2,550	1,916,886
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	1,795	1,576,674
Salt Verde Fin Corp Gas (Citigroup Inc) Series 2007 5.25%, 12/01/21	1,430	1,078,534
Vistancia CFD AZ 5.30%, 7/15/09	500	500,450
5.55%, 7/15/10	500	500,750
Watson Road CFD AZ 4.85%, 7/01/10	1,209	1,159,661
Yavapai Cnty AZ IDA (Waste Management Inc) Series 2007A 4.25%, 3/01/28	4,190	4,142,066

		81,131,046

California–5.5%
California Dept Wtr Res Pwr MBIA-IBC Series 2A 5.50%, 5/01/10	7,115	7,446,275
California Econ Recovery (California Econ Rec Spl Tax) Series A 5.25%, 1/01/11–7/01/12	22,995	24,656,695
Series B 5.00%, 7/01/23	46,080	47,215,411
California GO 5.00%, 2/01/11–5/01/17	128,815	136,405,464
6.00%, 2/01/11	15,760	16,776,835
Series 2008 5.00%, 4/01/18	5,000	5,131,150
California Statewide CDA (Kaiser Permanente) Series E 3.875%, 4/01/32	6,695	6,745,413
Fremont CA USD GO FSA Series B 5.00%, 8/01/27	1,000	1,005,320
Fresno CA USD GO MBIA Series A 6.00%, 2/01/20	3,255	3,483,338
Golden St Tobacco Sec CA(Prerefunded) FGIC 5.50%, 6/01/33+C1776	5,000	5,641,900

Principal Amount (000)		U.S. $ Value

Series B 5.375%, 6/01/28	$2,725	$2,863,866
Sacramento CA Fin Auth (Sacramento CA Lease) Series B 5.40%, 11/01/20	1,000	1,031,700
Sacramento CA Mun Util Dist MBIA Series G 6.50%, 9/01/13	1,035	1,165,296

		259,568,663

Colorado–2.1%
Baptist Road CO Sales & Use 4.80%, 12/01/17	310	232,478
Colorado DOT FGIC Series B 5.00%, 12/15/13	9,200	10,401,060
MBIA Series B 5.50%, 6/15/13–6/15/14	8,300	9,522,163
Denver CO City & Cnty Arpt (Denver Intl Airport) FSA Series A3 5.00%, 11/15/32	10,655	10,805,981
Series A-1 5.00%, 11/15/11–11/15/12	37,960	38,680,617
5.25%, 11/15/13	11,235	11,446,218
Muni Subdist No CO Wtr Dist (U.S. Government Securities) AMBAC Series J 5.00%, 12/01/13	7,295	8,102,629
PV Wtr & San Met Dist CO Series 06 Zero Coupon, 12/15/17	14,718	7,606,557
Todd Creek Farms Met Dist #1 CO (Todd Creek Farms Met Wtr) 4.75%, 12/01/09	2,185	2,132,342

		98,930,045

Connecticut–0.6%
Connecticut GO MBIA Series B 5.00%, 12/01/13	8,615	9,775,958
Connecticut Res Rec Auth (Mid-Connecticut Sys Proj) MBIA Series A 5.375%, 11/15/09–11/15/10	1,840	1,840,773
Connecticut Spl Tax Obl FSA Series B 5.375%, 10/01/10–10/01/13	11,180	11,891,147
Univ of Connecticut Student Fee FGIC Series A 5.25%, 11/15/17	3,065	3,309,556

		26,817,434

Delaware–0.1%
Delaware Trnsp Auth MBIA 5.00%, 7/01/11	3,680	3,994,677

Portfolio of Investments—Diversified Municipal Portfolio	13

Principal Amount (000)		U.S. $ Value

District Of Columbia–0.7%
District of Columbia GO FSA Series B 5.50%, 6/01/09	$2,275	$2,288,631
FSA Series C 5.00%, 6/01/14	5,790	6,465,809
District of Columbia HFA SFMR (District of Columbia HFA) GNMA/ FNMA Series A 6.25%, 12/01/28	740	743,448
District of Columbia Wtr & Swr (District of Columbia Wtr & Swr Au) FSA 6.00%, 10/01/16	1,635	1,959,597
Metro Washington Arpt Auth VA Series 2008A 5.50%, 10/01/14	4,140	4,347,745
Series A 5.50%, 10/01/12–10/01/18	16,315	16,784,818

		32,590,048

Florida–11.0%
Amelia Walk CDD FL Series B 5.20%, 5/01/14	1,985	1,501,156
Arborwood CDD FL Series A-2 5.25%, 5/01/36	3,315	1,812,907
Series B 5.25%, 5/01/16	5,350	4,082,104
Series B-2 5.10%, 5/01/16	2,295	1,714,801
Beacon Tradeport CDD FL Series B 7.125%, 5/01/22	2,410	2,419,447
Belmont CDD FL Series B 5.125%, 11/01/14(b)	2,455	987,745
Bonnet Creek Resort CDD FL 7.125%, 5/01/12	1,100	1,032,383
Brevard Cnty FL Sch Brd(Prerefunded) AMBAC 5.00%, 7/01/26	5,000	5,582,400
Broward Cnty FL Arpt Sys MBIA Series E 5.25%, 10/01/10	2,065	2,086,084
Broward Cnty FL Sch Brd COP FGIC Series A 5.00%, 7/01/13–7/01/14	7,190	7,535,758
Chapel Creek FL CDD Series B 5.25%, 5/01/15	3,660	2,236,736
Citizens Ppty Ins Corp FL MBIA Series A 5.00%, 3/01/14–3/01/16	103,035	100,655,645
Series A-1 5.00%, 6/01/11	46,735	47,817,383

Principal Amount (000)		U.S. $ Value

Collier Cnty FL Sch Brd COP FSA 5.00%, 2/15/16	$5,000	$5,319,000
Dade Cnty FL SD GO MBIA Series 94 5.00%, 8/01/12	8,060	8,640,642
Dupree Lakes CDD FL 5.00%, 11/01/10	220	138,604
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15	1,555	1,207,520
East Homestead CDD FL Series B 5.00%, 5/01/11	1,225	874,368
Fishhawk CDD #2 FL Series B 5.00%, 5/01/12	2,610	1,634,121
Florida Brd of Ed GO 9.125%, 6/01/14	150	195,034
Series A 5.00%, 1/01/15–1/01/16	24,320	26,824,287
Series B 5.00%, 1/01/16	3,370	3,700,900
Florida Brd of Ed GO (Florida GO) 9.125%, 6/01/14	990	1,140,034
FGIC Series G 5.25%, 6/01/11	2,125	2,291,430
Series A 5.00%, 6/01/12–1/01/13	20,050	21,996,955
Series B 5.00%, 1/01/12	9,850	10,706,654
Series D 5.00%, 6/01/12	4,610	5,058,230
ST GTD Series B 5.00%, 6/01/13	5,000	5,515,900
Florida Brd of Ed Lottery MBIA Series 2002C 5.00%, 1/01/17	3,740	3,834,884
MBIA Series C 5.25%, 1/01/11	4,600	4,834,600
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) AMBAC 5.00%, 7/01/15	4,825	5,182,726
AMBAC Series A 5.00%, 7/01/13–7/01/14	12,095	13,041,805
FGIC Series A 5.00%, 7/01/18	3,435	3,517,440
MBIA Series B 5.00%, 7/01/15	6,095	6,529,330
Florida Hurricane Catastr Fin Corp Series 2008A 5.00%, 7/01/13	20,000	20,567,800
Series A 5.00%, 7/01/11	32,320	33,349,069

14	Sanford C. Bernstein Fund, Inc.—2009 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Florida Turnpike Auth (Florida Turnpike) FGIC Series A 5.00%, 7/01/11	$1,020	$1,097,306
FSA 5.25%, 7/01/10	6,975	7,332,539
FSA Series A 5.00%, 7/01/12	6,375	7,010,715
Greyhawk Landing CDD FL Series B 6.25%, 5/01/09	100	99,818
Hammock Bay CDD FL Series B 5.375%, 5/01/11	65	61,316
Harbor Bay CDD FL Series B 6.35%, 5/01/10	965	878,333
Heritage Isle at Viera CDD FL Series 4B 5.00%, 11/01/09	100	91,800
Heritage Plantation CDD FL Series B 5.10%, 11/01/13	3,545	2,493,978
Jacksonville FL Elec Auth Series 2009B 5.00%, 10/01/15	5,780	6,087,438
Jacksonville FL Port Auth MBIA 4.375%, 11/01/18	4,350	4,376,753
Lake Ashton II CDD FL Series B 4.875%, 11/01/10	1,005	943,253
5.00%, 11/01/11	6,810	4,131,831
Lakewood Ranch Stwdshp Dist FL Series B 5.00%, 5/01/13	500	332,270
Landmark at Doral CDD FL Series B 5.20%, 5/01/15(b)	4,535	2,297,839
Live Oak CDD FL Series B 5.00%, 11/01/09	3,385	2,232,983
Main Str CDD FL Series B 6.90%, 5/01/17	10,000	7,532,300
Meadow Pointe III CDD FL Series 4B 5.00%, 5/01/09	150	149,624
Meadow Woods CDD FL Series 4B 5.25%, 5/01/11	930	834,498
Miami Beach FL Hlth Fac Auth (MT Sinai Medical Center FL) 6.75%, 11/15/24	6,990	4,850,780
Miami-Dade Cnty FL SD GO MBIA 5.00%, 2/15/13	3,325	3,570,984

Principal Amount (000)		U.S. $ Value

MBIA Series 1996 4.75%, 7/15/10	$11,215	$11,645,656
MBIA Series 1997 5.00%, 2/15/15	2,455	2,627,169
Middle Village CDD FL Series C 5.125%, 5/01/09	260	258,981
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	4,090	2,817,151
Miromar Lakes CDD FL Series 00A 7.25%, 5/01/12	1,705	1,590,373
Orange Cnty FL Sales Tax FGIC Series A 5.00%, 1/01/13	5,520	6,024,638
Overoaks CDD FL Series 4B 5.125%, 5/01/09	2,365	1,229,587
Palm Beach Cnty FL Sld Wst Auth AMBAC Series A 6.00%, 10/01/09	4,305	4,413,161
Palm Glades CDD FL Series B 4.85%, 8/01/11	1,875	1,260,844
Parkway Center CDD FL Series B 5.625%, 5/01/14	4,400	3,626,040
Paseo CDD FL 5.00%, 2/01/11	2,120	1,321,905
Series B 4.875%, 5/01/10	4,305	2,814,394
The Quarry CDD FL 5.25%, 5/01/16	845	644,743
Series A-2 5.25%, 5/01/36	6,065	3,333,688
Riverwood Estates CDD FL Series B 5.00%, 5/01/13(b)	1,960	686,000
Sarasota Cnty FL Util Sys FGIC Series C 5.25%, 10/01/21	2,000	2,047,360
Seven Oaks CDD FL Series B 5.00%, 5/01/09	1,865	1,119,933
Shingle Creek FL CDD 5.75%, 5/01/15	3,865	2,736,729
South Bay CDD FL Series B-1 5.125%, 11/01/09(b)	1,070	427,936
Series B-2 5.375%, 5/01/13 (b)	2,900	1,181,170
Stoneybrook CDD FL Series B 5.45%, 11/01/15(b)	7,075	4,251,934
Sunrise FL Util Sys AMBAC 5.50%, 10/01/13	2,445	2,647,788

Portfolio of Investments—Diversified Municipal Portfolio	15

Principal Amount (000)		U.S. $ Value

Sweetwater Creek CDD FL Series B-1 5.30%, 5/01/17	$1,000	$626,530
Series B-2 5.125%, 5/01/13	3,000	1,904,490
Tampa FL Occuptl License Tax FGIC Series A 5.375%, 10/01/17–10/01/18	8,110	8,611,196
Tampa FL Wtr & Swr Sys Series A 5.25%, 10/01/18	1,160	1,216,446
Tampa Hillsboro Cnty FL Expwy AMBAC 5.00%, 7/01/12	8,575	9,008,809
Tern Bay CDD FL Series B 5.00%, 5/01/15(b)	2,570	1,028,000
Venetian CDD FL Series B 5.95%, 5/01/12	245	224,783
Verano CDD FL Series B 5.00%, 11/01/12–11/01/13	4,980	3,308,234
Villages of Westport CDD FL Series 05A 5.125%, 5/01/15	1,850	1,385,243
Waterford Estates 5.125%, 5/01/13	2,000	1,133,020
Waterset North CDD FL Series B 6.55%, 11/01/15	7,015	5,844,126
Westchester CDD FL 6.00%, 5/01/23	4,295	3,031,669

		518,001,966

Georgia–1.6%
Georgia GO Series B 6.00%, 3/01/12	1,000	1,135,060
Series C 6.25%, 8/01/10	1,490	1,597,220
Georgia Mun Elec Auth FSA Series A 5.25%, 1/01/14	4,230	4,731,128
MBIA Series A 5.25%, 1/01/14–11/01/21	6,625	7,007,411
Main Street Nat Gas Inc (Bank of America) Series B 5.00%, 3/15/12–3/15/13	8,905	7,765,799
Main Street Nat Gas Inc (JP Morgan Chase) Series 2006A 5.00%, 3/15/18	1,960	1,673,742
Series A 5.00%, 3/15/10–3/15/17	39,710	37,529,791

Principal Amount (000)		U.S. $ Value

Metro Atlanta Rapid TRAN Auth GA FGIC Series A 5.00%, 7/01/12–7/01/13	$11,630	$12,979,596

		74,419,747

Guam–0.2%
Guam Wtrworks Auth COP 5.00%, 7/01/10	2,055	2,019,942
Guam Wtrworks Auth COP (Prerefunded) 5.18%, 7/01/15	6,459	6,686,046
Guam Wtrworks Auth COP (Guam Govt Wtrwks) Series 05 5.00%, 7/01/13	1,345	1,274,885

		9,980,873

Hawaii–1.6%
Hawaii GO AMBAC 5.00%, 7/01/15	17,320	19,658,200
AMBAC Series DG 5.00%, 7/01/14	42,520	47,913,237
FSA Series CX 5.50%, 2/01/17–2/01/21	6,595	7,033,373

		74,604,810

Illinois–4.0%
Bolingbrook IL Sales Tax 5.75%, 1/01/15(c)	3,890	3,133,084
Chicago IL Brd of Ed COP (Chicago IL Brd of Ed GO) MBIA Series A 6.25%, 1/01/11	1,880	2,022,636
Chicago IL GO(Prerefunded) FGIC Series A 6.75%, 1/01/35	2,550	2,762,721
FSA Series A 5.00%, 1/01/12	5,760	6,262,560
Chicago IL HFA SFMR (Chicago IL HFA) GNMA/FNMA/FHLMC Series 99 A 6.35%, 10/01/30	90	91,458
Chicago IL O’hare Intl Arpt (O’hare Intl Arpt) MBIA Series C 5.00%, 1/01/10	1,890	1,923,850
Chicago IL Park Dist Hbr(Prerefunded) 5.875%, 1/01/13–1/01/15	5,735	6,216,166
Chicago IL Pub Bldg Comm(Prerefunded) AMBAC 5.25%, 3/01/21	4,000	4,526,960
Chicago IL Pub Bldg Comm (Chicago IL Park Dist GO) FGIC Series A 5.375%, 1/01/13	2,510	2,528,800

16	Sanford C. Bernstein Fund, Inc.—2009 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Chicago IL Sales Tax FSA 5.00%, 1/01/16	$5,000	$5,529,350
Chicago IL Tax Increment (Kingsbury Redev Proj) Series A 6.57%, 2/15/13	1,700	1,595,127
Chicago IL Trnsp Auth Fed GAN (Chicago Federal Highway Grant) AMBAC Series A 5.25%, 6/01/10	4,570	4,757,233
AMBAC Series B 5.00%, 6/01/09	2,000	2,011,440
Chicago IL Wstwtr MBIA Series B 5.25%, 1/01/15	4,225	4,645,726
Cortland IL Spl Tax 5.50%, 3/01/17	5,078	3,616,145
Du Page Cnty IL GO 5.60%, 1/01/21	8,655	9,873,364
Illinois Civic Ctr Spl Tax AMBAC 6.25%, 12/15/20	3,135	3,703,564
Illinois Dev Fin Auth (Adventist Health Sys) MBIA Series B 5.857%, 1/01/19	5,730	4,955,533
Illinois Dev Fin Auth (Illinois SRF) Series 2002 5.25%, 3/01/12	5,825	6,451,886
Illinois GO 5.00%, 1/01/13	1,510	1,659,414
AMBAC 5.00%, 4/01/11–11/01/14	8,765	9,685,666
AMBAC Series B 5.00%, 3/01/14	8,080	8,956,680
FSA 5.00%, 9/01/14	5,550	6,209,284
5.375%, 10/01/10	11,015	11,672,155
FSA Series A 5.25%, 10/01/13	7,785	8,778,055
MBIA 5.25%, 4/01/11–10/01/21	8,275	8,834,615
5.375%, 7/01/10	8,985	9,449,075
5.75%, 12/01/13	2,390	2,582,730
MBIA-IBC Series B 5.00%, 3/01/15	5,000	5,474,900
Series B 5.00%, 3/01/13	8,275	9,125,504
Illinois Sales Tax Series Q 6.00%, 6/15/12	3,225	3,518,959
Series U 5.00%, 6/15/09	1,150	1,151,978

Principal Amount (000)		U.S. $ Value

Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	$1,422	$1,086,323
Regional Trnsp Auth IL Sales Tax FGIC Series B 5.50%, 6/01/17	1,025	1,171,739
FGIC Series C 7.75%, 6/01/20	1,005	1,290,159
Series A 5.00%, 7/01/16	5,285	5,913,651
St. Clair Cnty IL GO FGIC 5.625%, 10/01/13	3,410	3,534,942
Univ of Illinois COP(Prerefunded) AMBAC Series A 5.50%, 8/15/18	2,340	2,570,584
Will & Kendall Cnty CSD #202 IL FGIC 5.00%, 1/01/14–1/01/16	8,575	9,209,970

		188,483,986

Indiana–0.6%
Allen Cnty IN Juv Justice Ctr (Allen Cnty IN Lease Just Ctr) AMBAC 5.50%, 1/01/18	1,575	1,635,260
Dyer IN Redev Auth(Prerefunded) 6.55%, 7/15/20	2,720	2,793,902
6.875%, 7/15/14	1,755	1,804,298
Indiana Finance Auth (Indiana SRF) Series A 5.00%, 2/01/13	2,125	2,363,722
Indiana Trnsp Fin Auth Arpt AMBAC Series A 6.00%, 11/01/09	1,370	1,411,621
Indianapolis IN Gas Util ASSURED GTY Series A 5.00%, 8/15/30	7,670	8,391,824
Indianapolis IN Loc Bond Bank Series B 5.00%, 2/01/10	360	360,011
6.00%, 1/10/13	4,380	4,674,818
Jasper Cnty IN PCR (No. Indiana Pub Serv Company) MBIA 5.60%, 11/01/16	6,270	6,246,738

		29,682,194

Kansas–0.3%
Wyandotte Cnty KS Sales Tax Series B 4.75%, 12/01/16	2,990	2,784,258
Wyandotte Cnty KS Util Sys AMBAC Series 2004 5.65%, 9/01/13–9/01/14	11,960	13,385,598

		16,169,856

Portfolio of Investments—Diversified Municipal Portfolio	17

Principal Amount (000)		U.S. $ Value

Kentucky–0.3%
Kentucky Asset Liability Comm MBIA 5.00%, 9/01/16	$5,000	$5,631,650
Kentucky Prop & Bldg Comm (Kentucky Lease Proj #87) FGIC 5.00%, 3/01/13–3/01/14	7,970	8,707,020

		14,338,670

Louisiana–2.6%
Coves of The Highland LA CDD 5.60%, 11/01/21	4,025	2,863,224
DE Soto Parish LA PCR (International Paper Company) Series A-2 5.00%, 10/01/12	4,700	4,191,084
E. Morial New Orleans Exhib Hall LA(Prerefunded) AMBAC Series A 5.00%, 7/15/33	7,350	8,331,445
5.25%, 7/15/20	3,450	3,946,110
Lakeshore Vlgs Master CDD LA 5.25%, 7/01/17	9,833	7,263,539
Louisiana Agric Fin Auth (Louisiana Agric Fin Auth Lease) 5.25%, 9/15/17	21,770	19,485,021
Louisiana GO AMBAC Series A 5.00%, 10/15/12	11,965	13,110,649
FSA 5.00%, 5/01/16	15,305	16,874,069
FSA Series C 5.00%, 5/01/13–5/01/15	22,765	24,973,731
Louisiana Loc Govt CDA (Cargo Acquisition Group) Series 02 6.65%, 1/01/25	550	432,151
Louisiana Property Assmt Corp AMBAC Series B 5.25%, 6/01/14	1,770	1,787,381
Louisiana St Office Facs Corp (Louisiana Lease St off Bldg) MBIA Series A 5.50%, 3/01/11	2,000	2,022,440
Morehouse Parish LA PCR (International Paper CO) Series A 5.25%, 11/15/13	7,340	6,418,463
New Orleans LA GO MBIA 5.25%, 12/01/20	5,845	5,508,620
Orange Grove CDD LA 5.30%, 11/01/21	1,745	1,163,182
Tangipahoa Parish LA 5.90%, 5/01/22	3,365	2,410,720

Principal Amount (000)		U.S. $ Value

Terrebonne Parish LA Wtrwks AMBAC Series A 5.25%, 11/01/23	$2,000	$2,054,340

		122,836,169

Massachusetts–4.1%
Massachusetts Bay Trnsp Auth(Prerefunded) GTD Series A 5.25%, 7/01/20	3,600	4,041,684
Massachusetts Bay Trnsp Auth (Massachusetts GO) GTD Series A 5.50%, 3/01/12	3,780	3,967,072
5.75%, 3/01/10	2,255	2,356,114
Massachusetts GO 5.00%, 5/01/14	10,340	11,623,091
FGIC Series C 5.50%, 11/01/13–11/01/14	38,980	44,988,590
MBIA Series 2004 5.50%, 12/01/19	7,720	8,949,410
MBIA Series D 5.375%, 8/01/22	2,605	2,911,608
5.50%, 11/01/12	20,050	22,765,773
Series 2002 5.50%, 11/01/15	1,785	2,085,505
Series A 5.50%, 1/01/11	1,305	1,402,497
Series B 5.00%, 11/01/10–8/01/12	19,950	22,064,023
Series C 5.00%, 5/01/12	8,175	9,027,162
5.75%, 10/01/14	3,325	3,545,847
Massachusetts Hlth & Ed Facs Auth (Caregroup Inc) Series E2 5.00%, 7/01/12–7/01/17	21,980	21,583,719
Massachusetts Hlth & Ed Facs Auth (Harvard Univ) Series N 6.25%, 4/01/20	2,820	3,555,089
Massachusetts Port Auth FSA Series B 5.50%, 7/01/09	1,780	1,794,062
Massachusetts Wtr Poll Abatmnt Series B 5.25%, 8/01/14	995	1,111,495
Massachusetts Wtr Poll Abatmnt (Massachusetts SRF) Series A 5.125%, 2/01/16	3,460	3,480,137
Massachusetts Wtr Poll Abatmnt (Massachusetts SRF/MWRA) Series B 5.25%, 8/01/14	60	66,767

18	Sanford C. Bernstein Fund, Inc.—2009 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Univ of Massachusetts Bldg Auth (Univ of Massachusetts Lease) AMBAC 5.00%, 11/01/18	$18,690	$20,255,474

		191,575,119

Michigan–1.4%
Detroit MI GO MBIA Series 2004 5.00%, 4/01/09	2,450	2,450,000
Detroit MI SD GO AMBAC Series A 6.50%, 5/01/10	1,065	1,079,164
FGIC Series 2A 5.00%, 5/01/32	1,405	1,578,040
Detroit MI Swr Disp MBIA Series B 6.00%, 7/01/10	2,510	2,638,110
Detroit MI Wtr Supply Sys(Prerefunded) FGIC Series A 5.25%, 7/01/33	5,155	5,554,976
Grand Rapids MI Wtr Supply Sys FGIC 5.75%, 1/01/12	2,100	2,247,399
Lansing MI Cmnty Clg GO(Prerefunded) FGIC 5.50%, 5/01/16	3,515	3,956,695
Michigan COP(Prerefunded) MBIA 5.375%, 9/01/19	4,775	5,252,118
Michigan Mun Bond Auth(Prerefunded) 5.625%, 10/01/11	1,270	1,314,971
Michigan Mun Bond Auth (Michigan Mun Bond Sch Ln Prog) Series A 5.25%, 12/01/10	5,215	5,534,523
Michigan Mun Bond Auth (Michigan SRF) 5.50%, 10/01/13	1,850	2,131,292
Michigan Pub Pwr Agy (Belle River Proj) MBIA 5.25%, 1/01/14	3,380	3,721,684
MBIA Series A 5.25%, 1/01/10	9,065	9,337,494
Michigan Trunk Line Prog(Prerefunded) FSA Series A 5.50%, 11/01/18	1,110	1,228,992
Michigan Trunk Line Spl Tax FGIC 5.00%, 11/01/12	4,130	4,533,171
5.25%, 11/01/13	5,000	5,568,250
FSA Series 05B 5.00%, 9/01/11	5,130	5,515,571
FSA Series B 5.00%, 9/01/13	2,055	2,266,460

Principal Amount (000)		U.S. $ Value

Walled Lake MI Cons SD GO(Prerefunded) Q-SBLF 5.75%, 5/01/13	$2,000	$2,110,480

		68,019,390

Minnesota–0.3%
Minnesota Mun Pwr Agy Elec 4.50%, 10/01/12	2,395	2,536,185
Southern MN Muni Pwr Agy AMBAC Series A 5.25%, 1/01/16	6,820	7,398,882
St. Paul MN Hsg & Redev Auth (Healtheast) 5.15%, 11/15/20	2,770	2,170,794
5.75%, 11/15/21	1,750	1,426,162

		13,532,023

Missouri–0.2%
Jackson Cnty MO Pub Bldg Corp 5.00%, 12/01/25	1,955	1,994,452
Kansas City MO Muni Assist Corp FGIC 5.00%, 4/15/13	7,215	7,969,978
Missouri HDC SFMR (Missouri HDC) GNMA/ FNMA Series B-2 6.40%, 9/01/29	230	231,920

		10,196,350

Nebraska–0.2%
Nebraska Pub Pwr Dist MBIA Series B 5.00%, 1/01/11	10,355	10,891,907

Nevada–4.5%
Clark Cnty NV Airport PFC (Mccarran Airport PFC) Series 2008 5.00%, 7/01/12	2,745	2,910,770
5.25%, 7/01/17	16,695	17,844,785
Series A 5.00%, 7/01/13–7/01/14	8,225	8,779,183
Clark Cnty NV GO AMBAC 5.00%, 7/01/14–11/01/16	43,365	46,820,603
AMBAC Series A 6.50%, 6/01/17	1,760	2,022,698
FSA Series A 5.00%, 6/01/12	8,695	9,343,212
FSA Series B 5.00%, 6/01/12–6/01/13	12,325	13,258,274
Clark Cnty NV SD GO FGIC Series A 5.00%, 6/15/17	27,880	28,988,230
5.25%, 6/15/14	5,505	5,891,506
FSA 5.50%, 6/15/12	13,425	14,577,939

Portfolio of Investments—Diversified Municipal Portfolio	19

Principal Amount (000)		U.S. $ Value

FSA Series C 5.00%, 6/15/19	$22,380	$23,282,138
5.25%, 6/15/13	8,800	9,481,736
MBIA Series C 5.00%, 6/15/10–6/15/13	8,740	9,238,625
MBIA Series D 5.25%, 6/15/12	5,000	5,351,650
Clark Cnty NV SID #142 (Clark Cnty NV SID #142 Mtns Edg) 5.00%, 8/01/10	3,380	3,254,264
5.30%, 8/01/11	1,560	1,465,682
Clark Cnty NV SID #151 (Clark Cnty NV SID #151 Summerlin) 3.95%, 8/01/09	470	450,735
4.40%, 8/01/12	190	151,658
Henderson NV LID #T-16 (Henderson NV LID #T-16 Falls) 4.75%, 3/01/13	970	462,098
Las Vegas NV SID #607 (Las Vegas NV SID #607 Provdnce) 5.15%, 6/01/11	1,995	1,806,832
Nevada GO Series 2008C 5.00%, 6/01/15	4,555	5,001,982

		210,384,600

New Hampshire–0.3%
Manchester NH Hsg & Redev Agy ACA Series A 6.75%, 1/01/13–1/01/15	6,155	6,089,316
New Hampshire Hlth & Ed Fac Auth (Univ of New Hampshire) AMBAC 5.375%, 7/01/20	7,090	7,564,108

		13,653,424

New Jersey–8.5%
Garden St Presv Trust NJ FSA Series 05A 5.80%, 11/01/17	2,325	2,692,885
New Jersey COP (New Jersey COP Equip Purchase) Series A 5.00%, 6/15/13–6/15/14	7,320	8,010,098
New Jersey Ed Fac Auth (Kean Univ) FGIC Series 07 4.25%, 7/01/37(d)	8,185	8,185,000
New Jersey EDA (New Jersey Cigarette Tax) FGIC 5.00%, 6/15/09–6/15/10	16,155	16,208,585
FGIC Series 4 5.00%, 6/15/11	4,690	4,689,672
FSA 5.00%, 6/15/09	2,565	2,569,797
FSA Series 4 5.00%, 6/15/10	3,615	3,628,520

Principal Amount (000)		U.S. $ Value

New Jersey EDA (New Jersey Lease Sch Fac) MBIA Series G 5.00%, 9/01/13–9/01/15	$24,090	$25,933,689
Series W 5.00%, 3/01/15	2,325	2,498,143
New Jersey EDA (New Jersey Market Transition) MBIA Series 1A 5.00%, 7/01/11	11,795	12,586,327
MBIA Series A 5.00%, 7/01/09	3,790	3,823,655
New Jersey EDA (New Jersey Trnst Pj Lease) 5.00%, 5/01/15–5/01/16	55,310	59,398,342
New Jersey GO 5.00%, 6/01/16	4,570	5,151,761
5.25%, 7/01/16	3,515	4,021,441
MBIA-IBC 5.50%, 8/01/11	3,530	3,857,690
New Jersey Hlth Care Fac Fin Auth (Jersey City Medical Ctr) AMBAC FHA 4.80%, 8/01/21	15	15,109
New Jersey Trnsp Trust Fund Auth (New Jersey Trnsp Trust Fund) AMBAC Series A 5.50%, 12/15/13	7,415	8,153,311
AMBAC Series C 5.25%, 12/15/09	2,425	2,489,747
FGIC Series A 5.00%, 6/15/13–6/15/14	11,520	12,301,177
FGIC Series B 5.25%, 12/15/13	5,000	5,443,750
FSA Series C 5.75%, 12/15/12	5,000	5,563,200
MBIA Series A 5.25%, 12/15/11–12/15/13	36,565	39,743,595
MBIA Series B 5.25%, 12/15/13–12/15/14	20,985	22,782,280
New Jersey Turnpike Auth (New Jersey Turnpike) MBIA Series A 6.00%, 1/01/11	14,175	15,038,541
Tobacco Settlement Auth NJ(Prerefunded) 6.25%, 6/01/43	22,020	25,930,972
6.75%, 6/01/39	84,940	101,720,746

		402,438,033

New York–8.1%
Metropolitan Trnsp Auth NY(Prerefunded) FGIC Series A 5.00%, 4/01/23	2,835	3,288,770
New York NY GO 5.25%, 8/01/16	17,120	18,613,891

20	Sanford C. Bernstein Fund, Inc.—2009 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Series 4B 5.00%, 8/01/10	$14,270	$14,923,851
Series B 5.00%, 9/01/15	10,000	10,759,300
Series C 5.00%, 1/01/15–1/01/16	15,370	16,459,998
5.50%, 8/01/14	4,780	5,171,100
Series D 5.00%, 2/01/15–2/01/16	10,290	11,036,765
Series E 5.00%, 8/01/14–8/01/16	36,490	39,219,544
Series G 5.00%, 8/01/11	7,360	7,812,861
Series H 5.00%, 8/01/11	3,450	3,662,279
Series I 5.00%, 8/01/10	4,520	4,727,106
5.875%, 3/15/13	100	100,034
Series J 5.00%, 3/01/17	2,355	2,470,207
Series J-1 5.00%, 8/01/13	10,920	11,776,783
Series N 5.00%, 8/01/12	2,020	2,175,520
New York NY GO (New York NY GO) Series 4G 5.00%, 8/01/12	21,110	22,735,259
New York NY TFA MBIA Series E 5.25%, 2/01/21	2,760	2,883,151
Series B 5.25%, 2/01/29	14,005	14,553,156
New York NY Trnsl Fin Auth 5.00%, 8/01/11	4,900	5,287,065
MBIA Series D 5.25%, 2/01/20	2,360	2,472,147
MBIA Series E 5.25%, 2/01/22	4,685	4,877,179
New York St Dormitory Auth (New York St Lease Cuny) Series 2008B 5.00%, 7/01/15–7/01/16	33,770	35,905,546
Series A 5.75%, 7/01/13	1,280	1,377,472
New York St Dormitory Auth (New York St Lease Mental Hlth) FSA Series B 5.00%, 2/15/10	2,160	2,231,107
MBIA Series 1998D 5.25%, 2/15/13	115	115,705
New York St Dormitory Auth (New York Univ) MBIA Series A 6.00%, 7/01/18	2,865	3,433,874
New York St Dormitory Auth (Orlando Regl Med Ctr) 6.00%, 12/01/13–12/01/16	14,030	12,978,721

Principal Amount (000)		U.S. $ Value

Series 2008 5.50%, 12/01/11	$3,000	$2,926,050
New York St HFA MFHR (New York St HFA) Series B 4.05%, 11/01/10	6,950	6,958,271
New York St Thruway Auth(Prerefunded) FSA Series 2005A 5.00%, 3/15/18	3,650	4,104,279
MBIA Series A 5.00%, 4/01/21	4,700	5,257,890
New York ST Thruway Auth (New York St Pers Income Tax) FSA Series 2005A 5.00%, 3/15/18	4,210	4,541,790
New York St Thruway Auth (New York St Thruway Auth Ded Tax) FGIC Series B 5.00%, 4/01/13	6,760	7,398,617
FSA Series B 5.00%, 4/01/15	10,255	11,307,471
MBIA Series C 5.25%, 4/01/11	6,115	6,547,636
New York St Thruway Auth (New York St Twy Auth Spl Tax) FGIC Series B 5.00%, 4/01/16	44,040	47,874,563
Tobacco Settlement Fin Corp NY (New York St Tobacco Asset Sec) Series 2008 5.00%, 6/01/12	5,935	6,253,531
Series B-1C 5.50%, 6/01/14	16,590	16,641,927

		380,860,416

North Carolina–3.8%
North Carolina Eastern Mun Pwr Agy Series A 5.00%, 1/01/14–1/01/15	9,410	9,622,338
5.50%, 1/01/11	3,740	3,864,654
6.00%, 1/01/26	1,720	2,115,033
Series B 5.70%, 1/01/17	1,880	1,902,184
Series C 5.25%, 1/01/11	2,765	2,845,572
Series D 6.45%, 1/01/14	630	645,498
North Carolina Infra Fin Corp (North Carolina COP Infra Fin) FSA Series A 5.00%, 2/01/13–2/01/15	22,430	25,213,013
Series A 5.00%, 2/01/13	4,295	4,743,999
North Carolina Mun Pwr Agy #1 5.25%, 1/01/14	15,545	16,674,655
5.50%, 1/01/13	4,170	4,571,404

Portfolio of Investments—Diversified Municipal Portfolio	21

Principal Amount (000)		U.S. $ Value

AMBAC Series A 5.25%, 1/01/15	$5,450	$5,789,590
Series A 5.25%, 1/01/15–1/01/17	63,995	68,555,037
5.50%, 1/01/12–1/01/13	13,755	14,781,756
Series C 5.25%, 1/01/14–1/01/17	18,155	19,434,326

		180,759,059

Ohio–1.1%
Cincinnati OH Wtr Series A 5.00%, 12/01/15	5,780	6,646,075
Cleveland OH Wtrworks FGIC Series K 5.25%, 1/01/13	5,000	5,396,850
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21	4,355	3,807,054
Cuyahoga Cnty OH Hosp (Uhhs/Csahs Cuyahoga & Canton) 6.75%, 1/01/10	475	480,952
Hamilton Cnty OH Sales Tax(Prerefunded) AMBAC Series B 5.75%, 12/01/12–12/01/13	5,145	5,546,516
5.75%, 12/01/12–12/01/13	1,310	1,403,685
Montgomery Cnty OH 5.40%, 12/01/09	1,145	1,177,175
5.50%, 12/01/10	2,100	2,160,375
5.60%, 12/01/11	1,000	1,029,410
Ohio Bldg Auth (Ohio Lease Adult Corr Fac) 5.00%, 4/01/12	5,000	5,478,200
Ohio Bldg Auth (Ohio Lease Workers Comp Fac) FGIC Series A 5.00%, 4/01/12	7,265	7,904,247
Ohio GO Series A 5.00%, 6/15/14	2,195	2,466,631
Series B 5.00%, 9/15/11	1,785	1,939,224
Ohio Wtr Dev Auth (Cleveland Electric Illum) Series 2008C 7.25%, 11/01/32	6,980	7,086,515

		52,522,909

Oklahoma–1.3%
Mcgee Creek Auth OK Wtr MBIA 6.00%, 1/01/23	3,980	4,371,513
Oklahoma Dev Fin Auth Series A 5.00%, 8/15/09	1,000	1,016,010
5.75%, 8/15/13	2,240	2,304,355

Principal Amount (000)		U.S. $ Value

Tulsa Cnty OK IDA (Tulsa Cnty OK IDA Cap Impt) FSA Series B 5.00%, 5/15/10–5/15/12	$51,315	$55,367,416

		63,059,294

Oregon–0.5%
Clackamas & WA SD #3 OR GO (Clackamas & WA Cnty SD #3 OR GO) FGIC Series B 5.00%, 6/15/12	5,190	5,750,208
Oregon Dept of Admin Svc COP MBIA Series B 5.25%, 5/01/14	1,775	1,912,687
Portland OR Swr Sys MBIA Series A 5.00%, 6/15/13	5,090	5,693,318
Tri-County Met Trnsp Dist OR MBIA 4.00%, 5/01/14	2,980	2,980,477
5.00%, 5/01/12	1,080	1,170,504
Washington Cnty OR SD #48-J GO FSA 5.00%, 6/01/13	4,600	5,169,802

		22,676,996

Pennsylvania–3.8%
Allegheny Cnty PA GO(Prerefunded) MBIA Series C-54 5.375%, 11/01/18	3,400	3,880,216
Allegheny Cnty PA Hosp Dev Auth(Prerefunded) Series B 9.25%, 11/15/22	3,155	3,622,256
Allegheny Cnty PA Hosp Dev Auth (Univ of Pittsburg Med Center) Series 2008A 5.00%, 9/01/14	46,500	48,879,405
Allegheny Cnty PA Hosp Dev Auth (UPMC Health Sys) Series B 5.00%, 6/15/18	8,200	8,181,468
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series A 5.00%, 11/15/09–11/15/13	23,340	21,723,829
Allegheny Cnty PA Redev Agy (Pittsburgh Mills Spl Tax) 5.10%, 7/01/14	560	498,478
Bucks Cnty PA IDA (Waste Management Inc) 3.90%, 12/01/22	15,180	14,908,582
Central Bucks PA SD GO 5.00%, 5/15/16	5,000	5,694,800
Pennsylvania GO 5.25%, 7/01/14	13,440	15,373,478
FGIC 5.50%, 2/01/14	5,310	6,087,278

22	Sanford C. Bernstein Fund, Inc.—2009 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

MBIA 5.25%, 2/01/14	$10,885	$12,354,584
5.375%, 7/01/16	2,225	2,599,801
MBIA Series 1 5.00%, 2/01/15	13,725	15,302,277
Philadelphia PA IDA (Univ of Pennsylvania) 1.11%, 4/26/14(a)	7,300	6,896,602
Philadelphia PA Parking Auth FSA 5.50%, 9/01/11	1,915	1,955,789
State Pub Sch Bldg Auth PA (Philadelphia PA SD Lease) Series A 5.00%, 6/01/14	5,370	5,917,579
Westmoreland Cnty PA Mun Auth FGIC 5.00%, 8/15/09	4,135	4,166,839

		178,043,261

Puerto Rico–1.8%
Puerto Rico GO Series A 5.00%, 7/01/30	26,525	25,971,954
5.25%, 7/01/11	2,135	2,150,522
Puerto Rico Govt Dev Bank Series B 5.00%, 12/01/10–12/01/13	4,135	4,083,236
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series M 5.50%, 7/01/13	15,205	15,277,832
Puerto Rico Pub Fin Corp Series A 5.75%, 8/01/27	10,145	10,128,362
Univ of Puerto Rico Series P 5.00%, 6/01/12–6/01/14	13,525	13,252,596
Series Q 5.00%, 6/01/12–6/01/15	13,055	12,606,795

		83,471,297

Rhode Island–0.5%
Providence RI Pub Bldg Auth (Providence RI Lease) FSA Series A 5.10%, 12/15/09	1,000	1,000,670
Rhode Island Depositors Corp FSA Series A 5.50%, 8/01/20	1,500	1,751,325
5.75%, 8/01/19	4,940	5,872,079
Series A 6.375%, 8/01/22	5,780	7,310,833
Rhode Island EDC (Rhode Island Dept of Transp) ASSURED GTY Series 2009A 5.25%, 6/15/17(e)	7,955	8,609,140

		24,544,047

Principal Amount (000)		U.S. $ Value

South Carolina–1.1%
Greenville Cnty SD SC Lease 5.00%, 12/01/10–12/01/15	$22,600	$24,495,365
Horry Cnty SC SD GO SCSDE Series A 5.375%, 3/01/18	5,285	5,635,290
Lancaster Cnty SC Edenmore ID Series B 5.375%, 12/01/16	3,726	2,714,950
Newberry Inv IN Children SC (Newberry Cnty SC SD Lease) 5.25%, 12/01/23–12/01/25	2,315	2,112,261
Richland Cnty SC (International Paper CO) Series A 4.60%, 9/01/12	6,350	5,583,555
South Carolina Pub Svc Auth FSA Series D 5.25%, 1/01/14	2,080	2,279,264
MBIA Series B 5.00%, 1/01/11–1/01/12	7,385	7,967,009

		50,787,694

Tennessee–0.1%
Memphis Shelby Cnty Arpt Auth TN (Memphis Intl Airport) AMBAC Series D 6.25%, 3/01/18	3,000	3,049,890
MBIA Series A 6.25%, 2/15/10	1,000	1,027,380
Tennessee Energy Acq Corp Gas (Goldman Sachs & Co.) Series A 5.25%, 9/01/21	2,115	1,589,126

		5,666,396

Texas–9.2%
Arlington TX ISD GO PSF-GTD 5.00%, 2/15/14–2/15/21	3,285	3,693,423
Austin TX Utils Sys FSA 5.00%, 11/15/13	3,035	3,397,561
Bell Cnty TX Hlth Fac Dev Corp 6.50%, 7/01/19	1,000	1,237,570
Brownsville TX Util Sys AMBAC 6.25%, 9/01/10	1,500	1,607,850
Camino Real Regl Mob Auth 5.00%, 2/15/14–2/15/22	66,195	69,550,668
Series 2008 5.00%, 8/15/21	5,000	4,972,350
Clear Creek TX ISD GO Series A 5.00%, 2/15/16	1,280	1,457,331
Conroe TX ISD GO 5.00%, 2/15/16	6,260	7,025,348

Portfolio of Investments—Diversified Municipal Portfolio	23

Principal Amount (000)		U.S. $ Value

Dallas Cnty TX Util & Recl Di MBIA 5.00%, 2/15/10	$4,630	$4,691,347
Dallas TX GO 5.00%, 2/15/13–2/15/14	12,640	14,087,331
Dallas TX Wtr & Swr Sys 5.00%, 10/01/13	1,225	1,243,718
AMBAC Series 2007 5.00%, 10/01/14	8,295	9,385,295
El Paso Cnty TX GO FGIC 5.00%, 8/15/12	5,750	6,346,332
Fort Worth TX ISD GO 5.00%, 2/15/16	5,000	5,709,500
Fort Worth TX Wtr & Swr FSA Series A 5.00%, 2/15/11	5,000	5,362,150
Harris Cnty TX Fld Ctl Dist GO(Prerefunded) Series A 5.25%, 10/01/20–10/01/23	11,970	13,492,823
Harris Cnty TX GO(Prerefunded) 5.375%, 10/01/18	1,475	1,631,276
5.375%, 10/01/18	920	972,366
Series A 5.25%, 10/01/24	14,000	14,665,560
Houston TX GO MBIA Series A 5.00%, 3/01/11–3/01/12	32,690	35,047,439
5.25%, 3/01/14	10,040	11,293,494
MBIA Series B 5.25%, 3/01/12	1,805	1,986,764
Houston TX Hotel Occupancy Tax AMBAC Series A 5.50%, 9/01/10	3,000	3,153,060
Houston TX Wtr & Swr Sys(Prerefunded) AMBAC Series B 5.75%, 12/01/16–12/01/17	5,000	5,721,450
Katy TX Dev Auth Metro Contract Series A 5.75%, 6/01/09	3,020	3,005,927
Lower Colorado River Auth TX FSA Series 1999 5.875%, 5/15/16	10,760	10,902,355
FSA Series A 5.875%, 5/15/16	25	25,409
Magnolia TX ISD GO 5.00%, 8/15/16	425	428,553
North Texas Tollway Auth TX (North Texas Tollway) Series 2008H 5.00%, 1/01/38–1/01/42	17,200	17,433,234
Series 2008H-1 5.00%, 1/01/43	49,970	50,986,890
Plano TX GO 5.00%, 9/01/13	5,045	5,701,405

Principal Amount (000)		U.S. $ Value

Retama TX Dev Corp 8.75%, 12/15/13–12/15/15	$7,105	$9,060,842
SA Energy Acq Pub Fac Corp Gas (Goldman Sachs & CO) 5.25%, 8/01/15	1,880	1,625,880
San Antonio TX Elec & Gas 5.25%, 2/01/14	4,395	4,913,698
5.375%, 2/01/20	2,500	2,747,450
5.375%, 2/01/13	5,000	5,571,750
San Antonio TX GO FGIC Series 2006 5.25%, 8/01/12	5,000	5,602,850
San Antonio TX Wtr FSA 5.50%, 5/15/18	4,000	4,305,160
Tarrant Cnty TX Cult Ed Fac Fin Corp (Buckingham Senior Living) 5.25%, 11/15/16	1,160	972,335
Tarrant Cnty TX Hlth Fac Dev AMBAC Series A 5.125%, 9/01/12	2,255	2,405,972
Texas A & M Univ Series B 5.00%, 5/15/12	1,710	1,887,686
Texas Dept of Transportation Series A 5.00%, 4/01/13	6,935	7,761,028
5.25%, 4/01/14	10,185	11,605,298
Texas GO 5.25%, 8/01/21	2,215	2,227,116
Series A 5.50%, 10/01/12	1,055	1,157,673
Texas Mun Pwr Agy MBIA Zero Coupon, 9/01/13	2,345	1,993,977
5.25%, 9/01/09	1,530	1,554,480
Texas PFA Lease (Texas PFA Lease Bldg & Procur) AMBAC 5.00%, 2/01/15	5,000	5,514,700
Texas St Univ Sys FSA 5.25%, 3/15/13	5,320	5,869,184
Texas Trnsp Comm 5.00%, 4/01/14–4/01/16	14,985	17,056,062
Univ of Puerto Rico(Prerefunded) Series B 5.375%, 8/15/19	1,270	1,393,025
Univ of Texas Series B 5.00%, 8/15/14	5,535	6,264,402
Series D 5.00%, 8/15/14	5,850	6,620,913
Univ of Texas Perm Univ Fund Series A 5.25%, 8/15/16	1,125	1,305,664

24	Sanford C. Bernstein Fund, Inc.—2009 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Williamson Cnty TX GO MBIA 5.00%, 2/15/14	$5,000	$5,564,450

		431,197,374

Utah–0.1%
Intermountain Pwr Agy UT AMBAC 5.00%, 7/01/10	1,505	1,563,018
FSA Series A 5.00%, 7/01/10	2,870	3,012,323

		4,575,341

Virginia–0.5%
Amelia Cnty VA (Waste Management Inc) 4.80%, 4/01/27	1,040	1,028,706
Broad Street CDA VA 7.125%, 6/01/15	3,510	3,148,259
Celebrate VA North CDD Series B 6.25%, 3/01/18	3,294	2,666,394
Hampton VA GO MBIA 5.00%, 1/15/15	5,000	5,674,800
Norfolk VA GO MBIA 5.00%, 3/01/14	3,065	3,453,244
Richmond VA GO FSA 5.50%, 1/15/12	4,000	4,349,880
Virginia Pub Bldg Auth (Virginia Lease Pub Fac) Series B 5.00%, 8/01/14	3,700	4,214,041

		24,535,324

Washington–10.0%
Central Puget Sound WA RTA AMBAC Series A 5.00%, 11/01/18	1,015	1,104,046
Cowlitz Cnty WA Spl Swr (Cowlitz Cnty WA Special Swr) FGIC 5.50%, 11/01/19	1,435	1,605,980
Energy Northwest WA AMBAC Series A 5.25%, 7/01/11	120	131,543
Energy Northwest WA (Bonneville Power Admin) AMBAC Series A 5.00%, 7/01/18	5,040	5,404,946
5.25%, 7/01/11	4,385	4,719,225
MBIA Series A 5.25%, 7/01/13	6,545	7,273,655
5.50%, 7/01/12	1,855	2,055,451
5.75%, 7/01/17–7/01/18	9,455	10,172,449
Series 2007 5.00%, 7/01/16	9,355	10,365,527

Principal Amount (000)		U.S. $ Value

Series 2007C 5.00%, 7/01/16–7/01/17	$17,700	$19,565,332
Series 2008A 5.25%, 7/01/16	6,395	7,187,980
Series A 5.00%, 7/01/12–7/01/15	31,130	34,370,250
5.50%, 7/01/13	3,840	4,305,946
Series C 5.00%, 7/01/14–7/01/16	26,260	29,033,165
Series D 5.00%, 7/01/13	5,060	5,572,679
XLCA Series A 5.50%, 7/01/10	1,350	1,410,642
King Cnty WA SD #001 GO Series A 5.00%, 12/01/12–12/01/13	73,650	82,777,253
Seattle WA Mun Light & Pwr 5.625%, 12/01/12–12/01/16	6,590	6,971,226
FSA 5.00%, 8/01/13	9,915	11,181,542
Tacoma WA Elec Sys FSA 5.00%, 1/01/15	20,945	23,456,096
Washington GO (Washington St GO) AMBAC Series D 5.00%, 1/01/14	6,610	7,407,629
Washington St GO AMBAC 5.00%, 1/01/12–1/01/14	32,625	36,227,052
AMBAC Series A 5.00%, 1/01/14	8,810	9,873,103
AMBAC Series C 5.00%, 1/01/15–1/01/16	17,610	19,965,601
AMBAC Series D 5.00%, 1/01/14	1,000	1,120,670
AMBAC Series E 5.00%, 1/01/13–1/01/14	8,775	9,798,258
FSA 5.00%, 7/01/14–7/01/15	10,550	12,004,994
FSA Series 2007A 5.00%, 7/01/14	6,260	7,093,644
FSA Series B 5.00%, 7/01/13	5,785	6,512,811
FSA Series D 5.00%, 1/01/14	2,655	2,981,724
MBIA Series 2004A 5.00%, 7/01/13	2,050	2,303,462
Series 2003A 5.00%, 7/01/13	5,000	5,480,350
Series 2008D 5.00%, 1/01/15	5,980	6,764,875
Series A 5.00%, 7/01/13	10,330	11,607,201
Series B 5.00%, 7/01/13	1,700	1,910,188
Series C 5.00%, 1/01/13–1/01/17	51,490	57,722,037

Portfolio of Investments—Diversified Municipal Portfolio	25

Principal Amount (000)		U.S. $ Value

Washington St Hlth Care Facs Auth (Children’s Hosp & Regl Med Ctr) FSA 5.25%, 10/01/14	$3,975	$3,976,669

		471,415,201

Wisconsin–2.7%
Milwaukee Metro Swr Dist WI GO 5.00%, 10/01/16	3,710	4,263,755
Wisconsin GO AMBAC Series 1 5.00%, 5/01/15–5/01/16	12,830	14,430,046
FGIC Series 3 5.25%, 5/01/13	5,500	6,166,710
FGIC Series E 5.00%, 5/01/15	4,175	4,692,408
FSA Series B 5.25%, 5/01/17	2,000	2,156,700
MBIA Series 1 5.25%, 5/01/13	4,545	5,095,945
5.50%, 5/01/10	5,205	5,462,335
MBIA Series 2 5.00%, 5/01/14	19,965	22,300,705
MBIA Series A 5.00%, 5/01/13	12,570	13,971,681
MBIA Series B 5.00%, 5/01/11–5/01/13	16,640	18,048,225
Wisconsin Trnsp Auth FGIC Series I 5.00%, 7/01/17	2,000	2,258,980
FSA Series A 5.25%, 7/01/16	9,690	11,133,713
Wisconsin Trnsp Auth (Wisconsin Trnsp Auth Spl Tax) AMBAC Series B 5.00%, 7/01/13	4,270	4,751,827
FGIC 5.00%, 7/01/16	6,885	7,799,259
FSA Series A 5.25%, 7/01/14	2,920	3,313,821

		125,846,110

Total Long-Term Municipal Bonds (cost $4,554,030,828)		4,604,451,720

Short-Term Municipal Notes–1.2%
Colorado–0.4%
Colorado Ed Cul Fac Auth (Natl Jewish Fed Bd Prog) 0.50%, 7/01/29(f)	3,735	3,735,000
Series A-14 0.35%, 1/01/39(f)	2,200	2,200,000
0.50%, 2/01/25(f)	6,845	6,845,000
Colorado Ed Cul Fac Auth (YMCA) Series 2008 0.35%, 10/01/38(f)	2,100	2,100,000

Principal Amount (000)		U.S. $ Value

Generic Municipal Bond Series A-9 0.35%, 9/01/36(f)	$2,000	$2,000,000

		16,880,000

Connecticut–0.0%
Connecticut Hlth & Ed Fac Auth (Mulberry Gardens) Series E 0.50%, 7/01/36(f)	1,575	1,575,000

District of Columbia–0.4%
District of Columbia (American Univ) Series 2008 0.35%, 10/01/38(f)(g)	8,300	8,300,000
District of Columbia (JFK Ctr for The Performing Arts) Series 2008 0.55%, 10/01/29(f)	10,500	10,500,000

		18,800,000

Florida–0.1%
Broward Cnty FL Edl Facs Auth (Nova Southeastern Univ) Series 2008A 0.35%, 4/01/38(f)	2,725	2,725,000

Kentucky–0.1%
Kentucky Econ Dev Fin Auth (Baptist Healthcare Sys) Series 2009 0.40%, 8/15/38(f)	4,000	4,000,000

Maryland–0.0%
Maryland EDC (Pharmacopeia Inc) Series 2008B 0.35%, 7/01/38(f)	200	200,000

South Carolina–0.0%
South Carolina Jobs EDA (Ashley Hall Fndtn) 0.55%, 12/01/36(f)(g)	1,000	1,000,000

Tennessee–0.1%
Clarksville TN Pub Bldg Auth (Met Govt Nashville Dav TN) Series 2008 0.35%, 7/01/26(f)	5,200	5,200,000

Virginia–0.1%
Norfolk VA Redev & Hsg Auth (Old Dominion Univ Real Estate Fndtn) Series 2008 0.35%, 8/01/33(f)	4,600	4,600,000

Total Short-Term Municipal Notes (cost $54,980,000)		54,980,000

Total Investments—98.9% (cost $4,609,010,828)		4,659,431,720

Other assets less liabilities—1.1%		53,939,535

Net Assets—100.0%		$4,713,371,255

26	Sanford C. Bernstein Fund, Inc.—2009 Semi-Annual Report

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$22,255	2/12/12	SIFMA	*	3.548%	$1,427,388

(a)	Floating Rate Security. Stated interest rate was in effect at March 31, 2009.
(b)	Illiquid security, valued at fair value.
(c)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(d)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2009 and the aggregate market value of this security amounted to $8,185,000 or 0.2% of net assets.
(e)	When-Issued or delayed delivery security.
(f)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(g)	Position, or a portion thereof, has been segregated to collateralize when issued and/or delayed delivery securities.

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

As of March 31, 2009, the Portfolio held 44.9% of net assets in insured bonds (of this amount 2.8% represents the Portfolio’s holding in pre-refunded insured bonds). 22.5% of the Portfolio’s insured bond were insured by MBIA.

Glossary:

ACA—ACA Financial Guaranty Corporation

AMBAC—Ambac Assurance Corporation

ASSURED GTY—Assured Guaranty Ltd.

CDA—Community Development Authority

CDD—Community Development District

CFD—Community Facilities District

COP—Certificate of Participation

CSD—Central/Community School District

DOT—Department of Transportation

EDA—Economic Development Agency

EDC—Economic Development Corporation

FGIC—Financial Guaranty Insurance Company

FHA—Federal Housing Administration

FHLMC—Federal Home Loan Mortgage Corporation

FNMA—Federal National Mortgage Association

FSA—Financial Security Assurance Inc.

GAN—Grant Anticipation Note

GNMA—Government National Mortgage Association

GO—General Obligation

HDC—Housing Development Corporation

HFA—Housing Finance Authority

ID—Improvement District

IDA—Industrial Development Authority/Agency

ISD—Independent School District

LID—Local Improvement District

MBIA—MBIA Insurance Corporation

MFHR—Multi-Family Housing Revenue

PCR—Pollution Control Revenue Bond

Q-SBLF—Qualified School Bond Loan Fund

SD—School District

SFMR—Single Family Mortgage Revenue

SRF—State Revolving Fund

SSA—Special Services Area

ST GTD—State Guaranteed

TRAN—Tax & Revenue Anticipation Note

USD—Unified School District

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Portfolio of Investments—Diversified Municipal Portfolio	27

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

California Municipal Portfolio

March 31, 2009 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–96.2%
Long-Term Municipal Bonds–95.5%
California–82.1%
Antelope Valley CA UHSD GO MBIA Series A 5.375%, 8/01/19	$1,000	$1,045,740
Antioch CA Pub Fin Auth (Antioch CA Mun Fac Proj COP) MBIA Series B 5.50%, 1/01/16	2,380	2,464,633
Azusa CA USD GO FSA 5.00%, 7/01/24	2,320	2,340,555
Bay Area Infra Fin Auth (California St Acceleration Nts) FGIC 5.00%, 8/01/17	32,350	32,782,843
Bay Area Toll Auth CA 5.00%, 4/01/16–4/01/19	24,870	27,023,642
Series F 5.00%, 4/01/12	2,910	3,174,926
California Dept Wtr Res Cen Vy(Prerefunded) FGIC 5.25%, 12/01/18	65	74,654
5.25%, 12/01/18	4,935	5,312,034
California Dept Wtr Res Pwr 5.00%, 5/01/17–5/01/18	24,410	26,202,047
6.00%, 5/01/13	2,760	3,043,121
AMBAC Series A 5.50%, 5/01/13	6,190	6,734,349
FSA 5.00%, 5/01/17	21,050	23,442,543
California Dept Wtr Res Wtr(Prerefunded) FSA Series W 5.25%, 12/01/22	260	287,784
MBIA 5.00%, 12/01/16	60	69,448
5.00%, 12/01/16	7,340	8,126,995
California DOT Fed Hwy GAN FGIC Series A 5.00%, 2/01/12–2/01/14	33,625	36,873,591
California Econ Recovery (California Econ Rec Spl Tax) 5.25%, 7/01/13–7/01/14	15,025	16,358,334
MBIA 5.00%, 7/01/15	4,390	4,676,799
5.25%, 7/01/13	16,355	17,803,726

Principal Amount (000)		U.S. $ Value

MBIA Series A 5.00%, 7/01/12	$2,980	$3,200,073
Series A 5.25%, 1/01/11–7/01/12	24,875	26,469,703
California Ed Fac Auth (Pomona College) Series A 5.00%, 1/01/18	2,270	2,603,645
California GO 5.00%, 6/01/11–3/01/16	49,550	52,790,869
5.25%, 9/01/18–9/01/20	3,965	4,193,346
5.25%, 2/01/11–10/01/20	22,615	23,538,625
AMBAC 5.00%, 11/01/16	5,315	5,570,758
6.00%, 2/01/17	5,470	6,005,896
FSA 5.00%, 8/01/16	1,825	1,950,231
FSA-CR 5.00%, 5/01/12	1,040	1,120,704
MBIA 5.00%, 9/01/16–8/01/24	12,045	12,624,406
California Hlth Fac Fin Auth (Catholic Healthcare West) Series I 5.125%, 7/01/22	3,790	3,710,107
California Hlth Fac Fin Auth (Stanford Hosp) Series A-3 3.45%, 11/15/40	2,705	2,716,307
California Infra & Eco Dev Bk (CA Workers Comp Relief Prog) AMBAC 5.00%, 10/01/15	1,030	1,093,293
California Infra & Eco Dev Bk (Pacific Gas & Electric Company) 3.75%, 11/01/26	8,670	8,667,486
California Poll Cntl Fin Auth (USA Waste Serv) 4.00%, 6/01/18	1,000	956,180
4.50%, 6/01/18	2,500	2,404,025
California Pub Wks Brd (CA Lease Dept Corr St Prisons) AMBAC Series A 5.00%, 12/01/19	2,630	2,587,262
California Pub Wks Brd (CA Lease State Univ Sys) FGIC 5.00%, 10/01/14	3,740	3,987,401
California Pub Wks Brd (CA Lease Univ of California) FGIC 5.00%, 9/01/16	1,525	1,661,716
California Rural Home Mtg GNMA/ FNMA Series A 6.55%, 6/01/30	185	187,268
California Spl Dist Assn COP FSA Series Z 5.50%, 8/01/17	1,000	1,110,210

28	Sanford C. Bernstein Fund, Inc.—2009 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

California State Univ AMBAC Series B 5.00%, 11/01/14	$3,575	$3,964,818
FGIC Series A 5.00%, 11/01/24	1,570	1,569,937
California Statewide CDA (Jewish Home St Ins) 4.50%, 11/15/13	1,025	1,037,556
California Statewide CDA (Kaiser Permanente) Series E 3.875%, 4/01/32	3,270	3,294,623
California Statewide CDA (Redlands Cmnty Hospital) RADIAN Series A 5.00%, 4/01/12–4/01/13	3,485	3,332,763
California Statewide CDA (Southern California Edison) XLCA Series B 4.10%, 4/01/28	14,055	13,897,022
California Statewide CDA COP AMBAC 5.60%, 10/01/11	41,400	42,986,862
Chaffey CCD CA GO MBIA Series B 5.00%, 6/01/25	1,440	1,462,781
Chula Vista CA CFD #06-1 Series A 4.60%, 9/01/09	680	685,080
Coati-Rohnert Pk USD CA GO FGIC 5.00%, 8/01/20	2,020	2,074,964
Compton CA CRA (Compton CA Tax Alloc) AMBAC Series A 5.00%, 8/01/11	3,395	3,603,894
Culver City CA Redev Agy (Culver City CA Proj Area A) AMBAC 5.50%, 11/01/14	1,195	1,282,534
MBIA 5.50%, 11/01/18	1,000	983,900
MBIA Series A 5.50%, 11/01/17	1,270	1,269,073
Dinuba Calif Redev Agy Tax 4.40%, 10/01/11	3,350	3,220,791
Fremont CA Pub Fin Auth (Fremont CA Spl Assmt) Series A 3.75%, 9/02/11	1,755	1,679,904
Gateway CA USD GO MBIA Series A 5.00%, 8/01/24	1,230	1,247,097
Gilroy CA USD GO FGIC 5.25%, 8/01/20	1,900	1,978,090

Principal Amount (000)		U.S. $ Value

Golden St Tobacco Sec CA(Prerefunded) 5.625%, 6/01/38	$16,765	$19,000,110
6.25%, 6/01/33	24,545	27,123,698
6.75%, 6/01/39	12,205	14,347,954
AMBAC Series B 5.00%, 6/01/38	3,450	3,824,739
Series B 5.50%, 6/01/43	29,240	32,993,831
Golden St Tobacco Sec CA (California Tobacco Sec/St App) AMBAC Series A 5.00%, 6/01/20	10,970	9,886,932
Grossmont-Cuyamaca CCD CA GO ASSURED GTY 5.25%, 8/01/17	1,150	1,319,292
Kern CA HSD GO 7.10%, 8/01/11	1,000	1,142,240
MBIA Series A 6.30%, 2/01/11	1,000	1,073,410
LA Cnty CA Reg Pk & Open Space MBIA Series A 5.00%, 10/01/12–10/01/15	21,935	24,318,615
Lincoln CA CFD #2003-1(Prerefunded) 5.35%, 9/01/16	705	820,408
5.90%, 9/01/24	1,100	1,305,557
Loma Linda CA Hosp (Loma Linda Univ Med Ctr) Series A 5.00%, 12/01/13–12/01/14	7,505	6,788,087
Long Beach CA Bond Fin Auth (Long Beach CA Lease Civic Ctr) MBIA Series A 5.00%, 10/01/17	3,130	3,130,814
Long Beach CA Bond Fin Auth (Long Beach CA Lease Pub Safety) AMBAC 5.25%, 11/01/19–11/01/22	3,765	3,600,979
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) Series A 5.00%, 5/15/13	4,000	4,156,440
5.50%, 5/15/14–5/15/17	14,490	15,059,036
Los Angeles CA Dept W&P Pwr FSA Series A 5.25%, 7/01/18	2,040	2,140,164
MBIA Series A 5.375%, 7/01/18	5,000	5,259,000
Los Angeles CA Dept W&P Wtr MBIA Series B 5.00%, 7/01/12	2,260	2,501,187
Los Angeles CA GO MBIA Series A 5.00%, 9/01/16	3,240	3,529,559
Los Angeles CA Santn Equip Fee FSA Series A 5.25%, 2/01/19–2/01/20	8,355	8,653,735

Portfolio of Investments—California Municipal Portfolio	29

Principal Amount (000)		U.S. $ Value

Los Angeles CA USD GO AMBAC Series 2004G 5.00%, 7/01/13	$3,260	$3,554,541
AMBAC Series B 5.00%, 7/01/12	2,330	2,524,765
AMBAC Series C 5.00%, 7/01/12	6,030	6,534,048
AMBAC Series E 5.00%, 7/01/15	3,090	3,355,029
FGIC Series A-1 5.00%, 7/01/20–7/01/22	13,485	13,858,380
FSA Series 1997F 5.00%, 7/01/15	1,200	1,289,472
FSA Series 2004H 5.00%, 7/01/14	1,435	1,579,835
FSA Series A 5.00%, 7/01/22	4,900	5,591,733
5.25%, 7/01/20	1,470	1,692,558
FSA Series B 5.00%, 7/01/16	10,190	11,173,743
MBIA 5.75%, 7/01/15	5,000	5,667,800
MBIA Series A 5.00%, 7/01/11	2,200	2,346,080
5.25%, 7/01/12–7/01/14	10,150	11,030,144
5.50%, 7/01/15	4,630	5,070,452
MBIA Series A-2 5.00%, 7/01/20	11,000	11,417,010
Los Angeles Cnty CA Met Trnsp FSA Series A 5.00%, 7/01/14–7/01/15	10,075	11,245,839
Los Angeles Cnty CA Met Trnsp (Los Angeles CA MTA Sales Tax) AMBAC Series A 5.00%, 7/01/15	1,335	1,509,484
FGIC Series A 5.00%, 10/01/10–10/01/12	16,505	17,008,088
Los Angeles Cnty CA Pub Wks (Los Angeles Cnty CA Master Lease) FGIC Series A 5.00%, 9/01/12–9/01/13	20,480	21,457,652
MBIA Series A 5.00%, 12/01/11	3,580	3,748,582
Mammoth CA USD GO MBIA Zero Coupon, 8/01/21	1,100	598,400
Zero Coupon, 8/01/22	1,000	507,790
Met Wtr Dist Southern CA Wtr 5.75%, 8/10/18	7,600	8,219,020
MBIA Series B-3 5.00%, 10/01/18	3,410	3,695,553
Series A 5.75%, 7/01/21	3,660	4,268,796
Monrovia CA Redev Agy 4.40%, 6/01/12	2,830	2,696,481

Principal Amount (000)		U.S. $ Value

Mount San Antonio CA CCD GO MBIA Series A 5.00%, 8/01/14	$5,610	$6,030,806
M-S-R Pub Pwr Agy CA MBIA 5.00%, 7/01/12–7/01/13	4,715	5,172,071
Northern CA Gas Auth (Northern CA Gas #1 Proj) 5.00%, 7/01/09	8,735	8,678,659
Northern CA Pwr Agy AMBAC Series A 5.80%, 7/01/09	2,750	2,780,959
Northern CA Pwr Agy (Northern CA Power Agy Hydro #1) MBIA Series A 5.00%, 7/01/17	2,685	2,709,165
Oakland CA USD GO MBIA 5.00%, 8/01/11–8/01/13	7,070	7,580,957
Orange Cnty CA Pub Fin Auth (Orange Cnty CA Lease) MBIA 5.00%, 7/01/11–7/01/13	21,070	22,189,901
Pittsburg CA Redev Agy FHLMC/ FNMA 9.60%, 6/01/16	1,000	1,439,210
Pomona CA Pub Fin Auth (Pomona CA Merged Redev) AMBAC 5.00%, 2/01/11	1,635	1,750,779
Rancho CA Wtr Dist Fin Auth FSA Series A 5.50%, 8/01/12	1,075	1,175,577
Rancho Santiago CA CCD GO FSA 5.00%, 9/01/25	2,275	2,299,752
Redding CA Jt Pwrs Fin (Redding CA Jt Pwrs Elec Sys) MBIA Series A 6.25%, 6/01/09	1,000	1,007,600
Sacramento CA Fin Auth(Prerefunded) FSA Series A 5.375%, 12/01/18	1,440	1,653,566
Sacramento CA Fin Auth (Sacramento CA Lease) Series B 5.40%, 11/01/20	2,000	2,063,400
Sacramento Cnty CA Santn Dist Fing Auth AMBAC 5.50%, 12/01/21	1,175	1,316,376
Series A 5.60%, 12/01/16	3,055	3,054,481
Salinas CA Pub Fin Auth AD 5.00%, 9/02/09	295	298,009
5.25%, 9/02/11	310	305,793

30	Sanford C. Bernstein Fund, Inc.—2009 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Salinas CA UHSD GO(Prerefunded) FGIC Series A 5.25%, 10/01/20–10/01/21	$4,630	$5,349,178
San Bernardino Cnty CA COP (San Bernrdno Cnty COP Detn Ctr) MBIA Series A 5.25%, 11/01/17	7,495	8,056,750
San Diego CA USD GO FGIC Series D 5.25%, 7/01/25	2,170	2,404,968
San Diego Cnty CA COP (San Diego Cnty CA COP Edgemoor) AMBAC 5.00%, 2/01/15	2,000	2,199,980
San Diego Cnty CA Wtr Auth (San Diego Cnty CA Wtr) FSA Series 2008A 5.00%, 5/01/19	2,680	2,909,890
San Francisco CA Arpt (San Francisco CA Intl Airport) ASSURED GTY Series 34C 5.00%, 5/01/16	11,520	11,465,280
ASSURED GTY Series 34E 5.00%, 5/01/15–5/01/16	15,355	15,377,192
FSA Series 15A 5.00%, 5/01/18	1,505	1,494,209
San Francisco CA Pub Util Wtr MBIA 5.25%, 10/01/14	5,245	5,741,964
San Jose CA Redev Agy (San Jose CA Redev Merged Proj) MBIA 6.00%, 8/01/15	1,000	1,112,200
San Mateo Cnty CA CCD GO FGIC Series A 5.375%, 9/01/20	1,140	1,210,019
San Mateo Cnty CA Trnsp Dist MBIA Series A 5.50%, 6/01/16	1,430	1,715,857
San Ramon Vly USD CA GO FSA 5.25%, 8/01/20	1,000	1,066,800
Santa Clara CA Redev Agy (Santa Clara CA Redev Bayshore) MBIA 5.00%, 6/01/15	1,000	1,000,250
Santa Fe Springs CA CDA(Prerefunded) MBIA 5.375%, 9/01/17	900	967,887
Santa Fe Springs CA CDA (Santa Fe Springs CA Tax Alloc) MBIA 5.375%, 9/01/17	560	558,662

Principal Amount (000)		U.S. $ Value

South Orange Cnty CA PFA (South Orange Cnty CA Spl Tax) FGIC Series C 8.00%, 8/15/09	$1,100	$1,123,441
Southern CA Tob Stlmnt(Prerefunded) Series B 6.00%, 6/01/43	9,180	10,521,014
Taft CA Pub Fin Auth Lease (Taft CA Lease Cmnty Corr Fac) Series A 5.95%, 1/01/11	1,125	1,125,731
Tahoe Truckee CA USD GO MBIA 5.50%, 8/01/19	1,185	1,342,688
Univ of California FSA Series J 5.00%, 5/15/16	6,330	7,055,165
MBIA Series K 5.00%, 5/15/13–5/15/15	14,040	15,690,993
Walnut CA Pub Fin Auth (Walnut Impt Proj) AMBAC 5.375%, 9/01/20	2,075	2,053,129

		1,003,226,334

Arizona–0.2%
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	585	513,847
Yavapai Cnty AZ IDA (Waste Management Inc) Series 2007A 4.25%, 3/01/28	1,445	1,428,469

		1,942,316

Colorado–0.0%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series D 7.75%, 11/15/13	385	420,562

Florida–3.1%
Arborwood CDD FL Series B 5.25%, 5/01/16	1,755	1,339,082
Series B-2 5.10%, 5/01/16	910	679,943
Bartram Park CDD FL 4.875%, 5/01/15	570	445,193
Beacon Tradeport CDD FL Series B 7.125%, 5/01/22	765	767,999
Chapel Creek FL CDD 5.20%, 5/01/11	1,590	1,009,380
Concorde Estates CDD FL Series 04B 5.00%, 5/01/11	520	397,446

Portfolio of Investments—California Municipal Portfolio	31

Principal Amount (000)		U.S. $ Value

Dupree Lakes CDD FL 5.00%, 11/01/10	$265	$166,955
Durbin Crossing CDD FL Series B-2 4.875%, 11/01/10	1,850	1,272,929
Fiddlers Creek CDD #2 FL Series B 5.75%, 5/01/13	635	551,516
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) MBIA 5.00%, 7/01/13	6,760	7,300,327
Florida Turnpike Auth (Florida Turnpike) FGIC 5.00%, 7/01/12–7/01/14	7,935	8,716,806
Lake Ashton II CDD FL Series B 4.875%, 11/01/10	360	337,882
Lakewood Ranch Stwdshp Dist FL Series B 5.00%, 5/01/13	1,100	730,994
Meadow Pointe III CDD FL Series 2004-1 4.80%, 11/01/09	400	392,712
Miami Beach FL Hlth Fac Auth (MT Sinai Medical Center FL) 6.75%, 11/15/24	2,400	1,665,504
Middle Village CDD FL Series B 5.00%, 5/01/09	115	114,538
New River CDD FL Series B 5.00%, 5/01/13(a)	1,735	800,859
Palm Glades CDD FL Series B 4.85%, 8/01/11	685	460,628
Parker Rd CDD FL Series B 5.35%, 5/01/15	2,060	1,559,750
Paseo CDD FL 5.00%, 2/01/11	700	436,478
Series B 4.875%, 5/01/10	690	451,087
The Quarry CDD FL 5.25%, 5/01/16	1,675	1,278,042
Rolling Hills CDD FL Series B 5.125%, 11/01/13	2,005	1,325,546
Shingle Creek FL CDD 5.75%, 5/01/15	2,375	1,681,690
Six Mile Creek CDD FL 5.50%, 5/01/17	1,125	678,330
Sterling Hill CDD FL Series B 5.50%, 11/01/10	180	174,802

Principal Amount (000)		U.S. $ Value

Stoneybrook CDD FL Series B 5.45%, 11/01/15(a)	$3,435	$2,064,366
Tern Bay CDD FL Series B 5.00%, 5/01/15(a)	1,015	406,000
Venetian CDD FL Series B 5.95%, 5/01/12	125	114,685
Waterford Estates 5.125%, 5/01/13	1,000	566,510

		37,887,979

Guam–0.4%
Guam Wtrworks Auth COP 5.00%, 7/01/12	1,270	1,231,849
5.50%, 7/01/16	1,500	1,380,060
Guam Wtrworks Auth COP (Prerefunded) 5.18%, 7/01/15	2,138	2,212,897

		4,824,806

Illinois–0.3%
Bolingbrook IL Sales Tax 6.00%, 1/01/26(b)	4,450	2,794,200
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	645	492,741

		3,286,941

Indiana–0.2%
South Bend IN Econ Dev (One Michiana Square Proj) 6.515%, 10/01/09	3,100	2,792,418

Louisiana–0.2%
Coves of The Highland LA CDD 5.60%, 11/01/21	3,200	2,276,352
Tangipahoa Parish LA 5.90%, 5/01/22	1,035	741,484

		3,017,836

Massachusetts–0.2%
Massachusetts GO 5.50%, 1/01/13	1,680	1,892,352

Nevada–1.2%
Clark Cnty NV SD GO 5.00%, 6/15/16	3,340	3,546,980
MBIA 5.50%, 6/15/12	7,165	7,780,330
Clark Cnty NV SID #142 (Clark Cnty NV SID #142 Mtns Edg) 5.30%, 8/01/11	1,940	1,822,707
Henderson NV LID #T-16 (Henderson NV LID #T-16 Falls) 4.75%, 3/01/13	315	150,063

32	Sanford C. Bernstein Fund, Inc.—2009 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Las Vegas NV SID #607 (Las Vegas NV SID #607 Provdnce) 4.80%, 6/01/09	$1,585	$1,571,496

		14,871,576

North Carolina–0.3%
North Carolina Eastern Mun Pwr Agy Series C 5.30%, 1/01/15	3,580	3,661,338

Ohio–1.0%
American Mun Pwr OH (Goldman Sachs & CO) Series A 5.00%, 2/01/13	10,350	9,884,457
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp Llc) Series A 7.00%, 8/01/21	2,635	2,303,464

		12,187,921

Pennsylvania–0.5%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series 07A 5.00%, 11/15/17	7,750	5,902,478

Puerto Rico–4.6%
Puerto Rico Elec Pwr Auth Series W 5.50%, 7/01/17	3,940	3,824,991
Puerto Rico GO 5.00%, 7/01/10	1,285	1,284,139
FGIC 5.25%, 7/01/10	2,000	2,007,000
MBIA-IBC Series A 5.50%, 7/01/15	5,535	5,411,182
Series A 5.00%, 7/01/30	3,230	3,162,654
Puerto Rico Govt Dev Bank 5.00%, 12/01/11	1,035	1,040,051
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy& Trnsp Spl Tax) AMBAC Series A 5.50%, 7/01/10	195	193,707
FSA Series A 5.00%, 7/01/26	11,870	12,128,054
Puerto Rico Infra Fin Auth (Puerto Rico Infra Fin Spl Tax) AMBAC Series C 5.50%, 7/01/15	4,155	4,069,033
Puerto Rico Mun Fin Agy (Puerto Rico GO) Series A 5.00%, 8/01/10	3,915	3,917,232
Puerto Rico Pub Bldgs Auth(Prerefunded) Series C 5.50%, 7/01/12	5	5,653

Principal Amount (000)		U.S. $ Value

Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.75%, 7/01/15	$2,545	$2,540,775
FGIC Series H 5.25%, 7/01/14	3,230	3,167,144
Series C 5.25%, 7/01/11	1,015	1,022,379
5.50%, 7/01/12	1,135	1,148,995
Puerto Rico Pub Fin Corp Series A 5.75%, 8/01/27	11,500	11,481,140

		56,404,129

South Carolina–0.1%
Lancaster Cnty SC Edenmore ID Series B 5.375%, 12/01/16	1,628	1,186,242

Texas–0.1%
El Paso Cnty TX GO MBIA 5.00%, 2/15/16	1,435	1,613,744

Virginia–0.2%
Broad Street CDA VA 7.125%, 6/01/15	1,190	1,067,359
Celebrate VA North CDD Series B 6.25%, 3/01/18	1,156	935,747

		2,003,106

Washington–0.8%
Washington St GO 5.00%, 7/01/13	9,155	10,286,924

Total Long-Term Municipal Bonds (cost $1,166,074,022)		1,167,409,002

Short-Term Municipal Notes–0.7%
California–0.7%
California Dept Wtr Res Pwr Series F-4 0.25%, 5/01/22(c)	400	400,000
California Ed Fac Auth (Chapman Univ) 0.30%, 10/01/36(c)	1,700	1,700,000
California Infra & Eco Dev Bk (Rand Corporation) 0.30%, 4/01/42(c)	2,900	2,900,000
Sacramento Cnty CA Santn Dist 0.30%, 12/01/38(c)	3,300	3,300,000

Total Short-Term Municipal Notes (cost $8,300,000)		8,300,000

Total Investments—96.2% (cost $1,174,374,022)		1,175,709,002

Other assets less liabilities—3.8%		46,810,123

Net Assets—100.0%		$1,222,519,125

Portfolio of Investments—California Municipal Portfolio	33

(a)	Illiquid security, valued at fair value.
(b)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(c)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of March 31, 2009, the Portfolio held 57.1% of net assets in insured bonds (of this amount 5.6% represents the Portfolio’s holding in pre-refunded insured bonds). 31.6% of the Portfolio’s insured bonds were insured by MBIA.

Glossary:

AD—Assessment District

AMBAC—Ambac Assurance Corporation ASSURED

GTY—Assured Guaranty Ltd.

CCD—Community College District

CDA—Community Development Authority

CDD—Community Development District

CFD—Community Facilities District

COP—Certificate of Participation

DOT—Department of Transportation

FGIC—Financial Guaranty Insurance Company

FHLMC—Federal Home Loan Mortgage Corporation

FNMA—Federal National Mortgage Association

FSA—Financial Security Assurance Inc.

GAN—Grant Anticipation Note

GNMA—Government National Mortgage Association

GO—General Obligation

HSD—High School District

ID—Improvement District

IDA—Industrial Development Authority/Agency

LID—Local Improvement District

MBIA—MBIA Insurance Corporation

RADIAN—Radian Asset Assurance Inc.

SD—School District

SSA—Special Services Area

UHSD—Unified/Union High School District

USD—Unified School District

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

New York Municipal Portfolio

March 31, 2009 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–98.5%
Long-Term Municipal Bonds–97.7%
New York–83.3%
Albany Cnty NY GO FGIC 5.00%, 10/01/12	$855	$901,033
Babylon NY GO FGIC 9.00%, 8/01/09	1,550	1,589,742
Buffalo NY SD GO FSA 5.00%, 5/01/14	1,120	1,200,741
Erie Cnty NY IDA (Buffalo NY SD GO) FSA 5.75%, 5/01/24	1,520	1,566,375
FSA Series A 5.00%, 5/01/16	1,210	1,297,011
Long Island Pwr Auth NY AMBAC 5.25%, 4/01/09	4,550	4,550,000
MBIA Series D 5.00%, 9/01/12	10,115	10,940,182
MBIA Series F 5.00%, 5/01/13–5/01/16	34,410	37,006,089
Series A 5.00%, 6/01/09	7,500	7,541,550
Metropolitan Trnsp Auth NY AMBAC Series A 5.50%, 11/15/18	5,325	5,514,996
AMBAC Series B 5.00%, 7/01/20	535	537,295
AMBAC Series B-1 5.00%, 7/01/18	1,000	1,101,700
FGIC Series A 5.25%, 11/15/16	9,820	10,835,584
MBIA Series E 5.00%, 11/15/10	10,150	10,544,429
Series B 5.00%, 11/15/16–11/15/17	6,645	6,989,012
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) FGIC Series A 5.25%, 11/15/15	3,145	3,489,000
FSA Series A 5.25%, 11/15/12	7,425	8,254,521
MBIA Series A 5.00%, 11/15/11	1,865	2,008,400
5.25%, 11/15/13	2,660	2,947,599

34	Sanford C. Bernstein Fund, Inc.—2009 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Metropolitan Trnsp Auth NY (New York St Lease MTA Svc Cont) MBIA Series B 5.50%, 1/01/13	$4,090	$4,466,076
Nassau Cnty NY GO AMBAC Series A 5.50%, 7/01/10	1,120	1,175,854
6.00%, 7/01/11	1,000	1,090,330
FGIC Series A 6.00%, 7/01/12–7/01/13	2,000	2,257,040
MBIA 5.40%, 1/15/10	1,090	1,125,654
Nassau Cnty NY IDA (N Shore LI Jewish Hlth Sys) 5.625%, 11/01/10	265	268,816
Nassau Cnty NY Interim Fin Auth (Nassau Cnty NY Sales Tax) AMBAC 5.375%, 11/15/15–11/15/16	1,100	1,168,664
AMBAC Series B 5.00%, 11/15/14	3,595	3,981,175
AMBAC Series H 5.25%, 11/15/13	1,745	1,983,960
New York Bridge Auth 5.00%, 1/01/17	4,575	4,776,026
New York NY GO 5.00%, 4/01/11–8/15/16	52,390	56,107,343
5.25%, 9/01/14–9/01/16	23,140	25,141,492
5.50%, 8/01/13	7,935	8,646,928
FSA 5.25%, 8/01/12–8/01/14	13,615	14,799,632
MBIA-IBC 5.00%, 8/01/16–8/01/23	3,590	3,716,322
5.75%, 8/01/11	7,570	8,163,715
Series 4B 5.00%, 8/01/10	1,125	1,176,548
Series A 5.25%, 8/01/17	5,705	5,960,128
Series B 5.00%, 8/01/10	2,615	2,734,819
Series C 5.00%, 1/01/15–1/01/16	6,625	7,094,972
5.50%, 9/15/19	900	1,045,971
5.50%, 8/01/14–9/15/19	6,970	7,537,203
Series E 5.00%, 8/01/16	5,500	5,892,975
Series F 5.25%, 8/01/16	3,335	3,457,761
Series G 5.00%, 8/01/10–8/01/11	2,540	2,672,093
Series H 5.00%, 8/01/11	1,080	1,146,452
Series I 5.00%, 8/01/10–8/01/14	7,965	8,409,552
XLCA- ICR 6.50%, 5/15/17	2,740	2,951,692

Principal Amount (000)		U.S. $ Value

New York NY GO (New York NY GO) Series 4G 5.00%, 8/01/12	$3,910	$4,211,031
New York NY Hlth & Hosp Corp 5.00%, 2/15/14	10,215	10,708,282
AMBAC 5.00%, 2/15/10	9,475	9,774,315
New York NY IDA(Prerefunded) 5.75%, 11/01/11–11/01/12	3,775	4,104,633
6.00%, 11/01/20	1,045	1,140,335
New York NY IDA (Magen David Yeshivah) ACA 4.99%, 6/15/13	5,360	5,134,344
New York NY Mun Wtr Auth 5.00%, 6/15/19	11,595	12,789,285
5.50%, 6/15/17	2,460	2,585,952
New York NY TFA 5.00%, 11/01/11–11/01/15	71,970	79,834,822
5.25%, 2/01/13–2/01/21	16,845	18,442,999
5.50%, 2/01/17–2/15/17	5,555	5,916,854
AMBAC 5.25%, 8/01/20	845	957,191
5.25%, 8/01/20	2,155	2,244,842
FGIC-TCRS 5.00%, 11/01/13	18,405	20,535,195
5.50%, 11/01/13	7,075	7,873,909
FSA 5.25%, 2/01/14	7,800	8,572,122
MBIA 5.25%, 2/01/20	6,425	6,730,316
MBIA Series E 5.25%, 2/01/21	2,000	2,089,240
MBIA-IBC 5.375%, 2/01/14	3,610	3,929,665
Series 02A 5.50%, 11/01/26	17,885	18,926,444
Series B 5.25%, 2/01/29	17,640	18,330,430
New York NY TFA Bldg Aid 5.00%, 1/15/14–1/15/15	9,375	10,116,729
New York NY Trst for Cult Res (Lincoln Center Performing Arts) 5.75%, 12/01/16	22,790	25,035,271
New York St Dormitory Auth (Prerefunded) 5.375%, 7/01/19	1,400	1,584,464
FGIC 5.50%, 7/01/17–7/01/20	2,640	2,908,567
FSA 5.75%, 8/15/11–2/15/12	1,040	1,115,005
5.875%, 2/15/13	100	107,382
MBIA-IBC 5.20%, 2/15/16	1,000	1,093,500

Portfolio of Investments—New York Municipal Portfolio	35

Principal Amount (000)		U.S. $ Value

New York St Dormitory Auth (Aids Long-Term Hlth Care) SONYMA 5.00%, 11/01/11	$3,875	$4,059,566
New York St Dormitory Auth (Brookdale Hospital Med Ctr) MBIA-IBC 5.20%, 2/15/14	1,140	1,146,680
New York St Dormitory Auth (Jamaica Hospital) 3.875%, 2/15/12	1,000	1,012,840
4.00%, 2/15/14–8/15/15	5,425	5,442,397
New York St Dormitory Auth (Jewish Brd Fam & Children Svc) AMBAC 5.00%, 7/01/09	1,005	1,010,849
New York St Dormitory Auth (Montefiore Medical Center) 5.00%, 8/01/14	1,000	1,019,120
New York St Dormitory Auth (Mount Sinai-NYU Health Sys) 5.00%, 7/01/11	4,060	4,060,771
New York St Dormitory Auth (New York Medical College) MBIA 5.25%, 7/01/11	1,085	1,092,866
New York St Dormitory Auth (New York St Lease CUNY) 5.00%, 7/01/17	9,465	9,947,052
5.75%, 7/01/09	500	505,210
AMBAC 5.75%, 7/01/09	1,605	1,623,538
6.125%, 7/01/12	1,080	1,134,400
FGIC 5.00%, 7/01/16	14,015	14,758,075
FSA 5.75%, 7/01/09	1,030	1,042,535
New York St Dormitory Auth (New York St Lease Mental Hlth) 5.00%, 2/15/10–2/15/16	29,155	30,876,310
FSA 5.00%, 2/15/16	3,830	4,074,354
5.75%, 8/15/11	5	5,300
MBIA 5.00%, 8/15/17	480	477,312
MBIA Series 1998D 5.25%, 2/15/13	110	110,674
New York St Dormitory Auth (New York St Lease Secured Hosp) 4.00%, 2/15/13–2/15/14	3,610	3,651,750
New York St Dormitory Auth (New York St Lease Suny) 5.25%, 11/15/13	4,965	5,313,344
FGIC-TCRS 5.50%, 5/15/09	4,055	4,072,964
MBIA 5.00%, 7/01/14–7/01/15	11,080	11,817,274

Principal Amount (000)		U.S. $ Value

MBIA-IBC 5.875%, 5/15/11	$6,625	$7,084,378
Series B 5.25%, 11/15/23	4,960	5,236,520
New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 3/15/12–3/15/18	78,800	87,589,927
AMBAC 5.00%, 3/15/15	1,650	1,841,912
FGIC 5.50%, 3/15/14	4,750	5,292,213
FSA 5.00%, 3/15/13	2,525	2,787,019
New York St Dormitory Auth (New York Univ) MBIA 5.00%, 7/01/11	1,815	1,966,825
5.75%, 7/01/12	1,540	1,744,373
MBIA Series A 6.00%, 7/01/18	1,000	1,198,560
New York St Dormitory Auth (NYU Hosp Center) 5.00%, 7/01/10	1,000	975,060
New York St Dormitory Auth (Winthrop So Nassau Univ Hlth) AMBAC Series A 5.25%, 7/01/18	1,000	1,032,610
AMBAC Series B 5.25%, 7/01/19	1,325	1,360,629
New York St Dormitory Auth (Wyckoff Heights Medical Ctr) MBIA-IBC 5.20%, 2/15/16	5,820	5,849,915
New York St Energy Res & Dev (Long Island Pwr Auth NY) AMBAC Series A 5.50%, 12/01/09	1,180	1,203,966
New York St Energy Res & Dev (New York St Elec and Gas Corp) MBIA Series C 3.245%, 4/01/34(a)	17,725	17,654,986
New York St Envrn Fac Corp(Prerefunded) 5.875%, 7/15/20	440	451,308
New York St Envrn Fac Corp (New York St Pers Income Tax) FGIC 5.00%, 12/15/23	1,060	1,092,224
New York St Envrn Fac Corp (New York St SRF) 4.95%, 6/15/10	1,730	1,730,381
5.00%, 6/15/15	3,300	3,654,651
5.20%, 12/15/15	225	224,964
5.375%, 11/15/18	1,485	1,555,508
5.875%, 7/15/20	4,560	4,642,490
New York St Envrn Fac Corp (New York St SRF/NYCMWFA) 5.00%, 6/15/14–6/15/25	26,650	28,188,312
5.75%, 6/15/11	745	821,802

36	Sanford C. Bernstein Fund, Inc.—2009 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

New York St HFA (New York St Lease HFA Svc Cont) MBIA-IBC 5.50%, 9/15/18	$2,720	$2,728,704
New York St Liberty Corp (National Sports Museum Proj) 6.125%, 2/15/19(b)(c)	1,980	7,920
New York St Loc Gov Asst Corp 5.00%, 4/01/14–4/01/15	27,310	30,578,308
FSA 5.00%, 4/01/13	4,230	4,699,361
New York St Mortgage Agy Sfhr (New York St Mortgage Agy) 4.50%, 4/01/23	3,125	2,937,625
5.50%, 10/01/28	800	769,488
New York St Pwr Auth MBIA 5.00%, 11/15/16	6,180	6,975,428
Series A 5.00%, 11/15/20	2,680	3,032,232
New York St Thruway Auth(Prerefunded) FSA Series 2005A 5.00%, 3/15/18	895	1,006,392
New York St Thruway Auth (New York St Lease Thruway Svc) 5.50%, 4/01/12	3,720	4,012,132
MBIA 5.10%, 4/01/10	1,050	1,091,748
New York St Thruway Auth (New York St Pers Income Tax) 5.00%, 3/15/14	1,540	1,708,337
AMBAC 5.00%, 3/15/15	10,170	11,352,873
FSA 5.00%, 3/15/14–3/15/15	8,840	9,842,805
FSA Series 2005A 5.00%, 3/15/18	1,035	1,116,568
New York St Thruway Auth (New York St Thruway Auth Ded Tax) 5.00%, 4/01/17	21,620	23,612,283
AMBAC 5.25%, 4/01/11–4/01/14	20,665	22,578,254
FGIC Series B 5.00%, 4/01/13	16,690	18,266,704
FSA 5.00%, 4/01/12	1,415	1,543,822
FSA Series 5B 5.00%, 4/01/14	64,440	70,910,420
FSA Series B 5.00%, 4/01/15	15,785	17,405,015
MBIA 5.00%, 4/01/24	1,060	1,078,656
5.25%, 4/01/12 - 4/01/14	13,930	15,367,716
MBIA Series C 5.25%, 4/01/11	4,625	4,952,219

Principal Amount (000)		U.S. $ Value

New York St Thruway Auth (New York St Thruway) AMBAC 5.00%, 1/01/13–1/01/14	$12,285	$13,355,329
New York St Thruway Auth (New York St Twy Auth Spl Tax) 5.00%, 3/15/16	9,410	10,532,519
FGIC Series B 5.00%, 4/01/16	10,225	11,115,291
New York St UDC (New York St Corr & Youth Fac) XLCA Series A 5.25%, 1/01/11	2,310	2,435,964
New York St UDC (New York St Lease UDC Corr Fac) 5.00%, 1/01/19	3,525	3,613,936
New York St UDC (New York St Pers Income Tax) 5.00%, 3/15/16	2,045	2,288,948
AMBAC 5.00%, 12/15/20	6,265	6,610,828
Niagara Falls NY Bridge Comm FGIC 6.30%, 10/01/12	4,670	5,452,972
Onondaga Cnty NY GO 5.70%, 4/01/09–4/01/11	5,200	5,441,269
Port Authority of NY & NJ FGIC 5.125%, 11/15/15	1,355	1,370,610
5.50%, 11/15/10	12,530	13,097,233
Tobacco Settlement Fin Corp NY Series A-1 5.50%, 6/01/15	3,750	3,823,238
Tobacco Settlement Fin Corp NY (New York St Tobacco Asset Sec) 5.00%, 6/01/10–6/01/11	12,360	12,758,990
5.50%, 6/01/15–6/01/16	16,755	17,146,381
Series 2008 5.00%, 6/01/12	8,000	8,429,360
Series B-1C 5.50%, 6/01/14	16,465	16,516,535
Triborough Brdg & Tunl Auth NY 5.00%, 11/15/11–1/01/20	40,975	45,527,470
5.25%, 11/15/12–1/01/17	22,625	25,162,710
5.50%, 1/01/12–1/01/17	17,885	20,057,790
MBIA 5.125%, 1/01/18	8,165	8,312,950
Triborough Brdg & Tunl Auth NY (Triborough Brdg & Tunl Auth Conv) 6.00%, 1/01/11	1,490	1,584,198
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp) 5.25%, 9/15/16	975	789,155
Yonkers NY GO MBIA 5.00%, 8/01/12–8/01/14	7,925	8,282,065

		1,389,274,041

Portfolio of Investments—New York Municipal Portfolio	37

Principal Amount (000)		U.S. $ Value

Arizona–0.2%
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	$795	$698,304
Watson Road CFD AZ 4.70%, 7/01/09	805	797,940
Yavapai Cnty AZ IDA (Waste Management Inc) Series 2007A 4.25%, 3/01/28	2,190	2,164,947

		3,661,191

California–0.2%
California Statewide CDA (Kaiser Permanente) Series E 3.875%, 4/01/32	3,075	3,098,155

Colorado–0.2%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series D 7.75%, 11/15/13	765	835,663
Todd Creek Farms Met Dist #1 CO (Todd Creek Farms Met Wtr) 5.60%, 12/01/14	2,765	2,294,314

		3,129,977

Florida–1.9%
Amelia Walk CDD FL Series B 5.20%, 5/01/14	765	578,531
Arborwood CDD FL Series A-2 5.25%, 5/01/36	1,420	776,570
Series B 5.25%, 5/01/16	2,215	1,690,067
Bartram Park CDD FL 4.875%, 5/01/15	770	601,401
Beacon Tradeport CDD FL Series B 7.125%, 5/01/22	1,180	1,184,626
Concorde Estates CDD FL Series 04B 5.00%, 5/01/11	690	527,381
Dupree Lakes CDD FL 5.00%, 11/01/10	365	229,957
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15	3,260	2,531,520
Series B-2 4.875%, 11/01/10	2,335	1,606,643
Fiddlers Creek CDD #2 FL Series B 5.75%, 5/01/13	950	825,104
Fishhawk CDD #2 FL Series B 5.125%, 11/01/09	595	487,127

Principal Amount (000)		U.S. $ Value

Hammock Bay CDD FL Series B 5.375%, 5/01/11	$65	$61,316
Heritage Plantation CDD FL Series B 5.10%, 11/01/13	955	671,862
Lakewood Ranch Stwdshp Dist FL Series B 5.00%, 5/01/13	230	152,844
Landmark at Doral CDD FL Series B 5.20%, 5/01/15(b)	1,710	866,440
Live Oak CDD FL Series B 5.00%, 11/01/09	790	521,139
Miami Beach FL Hlth Fac Auth (MT Sinai Medical Center FL) 6.75%, 11/15/24	3,300	2,290,068
Middle Village CDD FL Series B 5.00%, 5/01/09	120	119,518
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	1,350	929,867
Overoaks CDD FL Series 4B 5.125%, 5/01/09	875	454,921
Palm Glades CDD FL Series B 4.85%, 8/01/11	1,030	692,623
Parkway Center CDD FL Series B 5.625%, 5/01/14	2,045	1,685,284
Paseo CDD FL 5.00%, 2/01/11	905	564,304
Polk Cnty FL SD Sales Tax FSA 5.00%, 10/01/16	2,665	2,902,691
The Quarry CDD FL 5.25%, 5/01/16	2,105	1,606,136
Ridgewood Trails CDD FL Series B 5.20%, 5/01/12	2,725	1,761,113
Six Mile Creek CDD FL 5.50%, 5/01/17	1,375	829,070
Sterling Hill CDD FL Series B 5.50%, 11/01/10	180	174,802
Stoneybrook CDD FL Series B 5.45%, 11/01/15(b)	4,300	2,584,214
Tern Bay CDD FL Series B 5.00%, 5/01/15(b)	1,475	590,000
Venetian CDD FL Series B 5.95%, 5/01/12	190	174,321

38	Sanford C. Bernstein Fund, Inc.—2009 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Verano CDD FL Series B 5.00%, 11/01/13	$1,795	$1,024,837

		31,696,297

Georgia–0.4%
Main Street Nat Gas Inc (JP Morgan Chase) Series A 5.00%, 3/15/17	6,975	6,075,016

Guam–0.3%
Guam Wtrworks Auth 5.00%, 7/01/11	2,160	2,121,703
Guam Wtrworks Auth COP (Prerefunded) 5.18%, 7/01/15	2,866	2,966,314

		5,088,017

Illinois–0.4%
Bolingbrook IL Sales Tax 5.75%, 1/01/15(d)	1,945	1,566,542
Cortland IL Spl Tax 5.125%, 3/01/14	3,724	3,139,891
5.50%, 3/01/17	1,307	930,741
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	845	645,529

		6,282,703

Indiana–0.7%
Indiana Bond Bank Gas (JP Morgan Chase) 5.25%, 10/15/18–10/15/21	10,745	9,077,535
South Bend IN Econ Dev (One Michiana Square Proj) 6.515%, 10/01/09	3,110	2,801,426

		11,878,961

Louisiana–0.2%
Isabella Lakes LA CDD 6.00%, 8/01/22	1,515	1,079,059
Juban Parc LA CDD 5.15%, 10/01/14	2,185	1,841,736
Whispering Springs CDD LA 5.20%, 10/01/21	1,500	869,280

		3,790,075

Nevada–0.6%
Clark Cnty NV SD GO Series B 5.00%, 6/15/17	3,620	3,806,104
Clark Cnty NV Sid #142 (Clark Cnty NV Sid #142 Mtns Edg) 4.75%, 8/01/09	2,870	2,841,903

Principal Amount (000)		U.S. $ Value

Henderson NV LID #t-16 (Henderson NV Lid# T-16 Falls) 4.625%, 3/01/12	$535	$272,593
Henderson NV LID #T-18 (Henderson NV LID #T-18 Inspirada) 4.35%, 9/01/09	950	774,117
Las Vegas NV Sid #607 (Las Vegas NV Sid #607 Provdnce) 5.00%, 6/01/10	1,850	1,749,526
5.35%, 6/01/12	1,360	1,186,641

		10,630,884

North Carolina–0.3%
North Carolina Eastern Mun Pwr Agy 5.375%, 1/01/10–1/01/17	4,745	4,810,945

Ohio–0.4%
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21	1,470	1,285,044
Ohio Air Quality Dev Auth (Cleveland Electric Illum) 7.25%, 11/01/32	4,830	4,903,706

		6,188,750

Pennsylvania–0.5%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series 07A 5.00%, 11/15/17	9,845	7,498,051
Montgomery Cnty PA IDA (Whitemarsh Ccrc) 6.00%, 2/01/21	1,515	1,067,802

		8,565,853

Puerto Rico–7.1%
Puerto Rico Elec Pwr Auth 5.25%, 7/01/13–7/01/15	12,425	12,366,579
5.50%, 7/01/16–7/01/19	13,000	12,609,205
MBIA 5.50%, 7/01/16	3,695	3,679,407
Puerto Rico GO 5.00%, 7/01/13	4,980	4,897,083
5.25%, 7/01/14	1,295	1,269,799
MBIA 6.25%, 7/01/09	1,810	1,835,738
MBIA-IBC Series A 5.50%, 7/01/15	6,575	6,427,917
Series A 5.00%, 7/01/30	1,300	1,272,895
Puerto Rico Govt Dev Bank 5.00%, 12/01/11–12/01/12	11,450	11,398,866
Series B 5.00%, 12/01/13	4,410	4,343,100

Portfolio of Investments—New York Municipal Portfolio	39

Principal Amount (000)		U.S. $ Value

Puerto Rico Infra Fin Auth (Puerto Rico Infra Fin Spl Tax) AMBAC 5.50%, 7/01/14	$14,765	$14,750,383
Puerto Rico Pub Bldgs Auth 5.25%, 7/01/11	5	5,463
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.75%, 7/01/15	6,905	6,893,538
AMBAC 5.00%, 7/01/36	8,935	8,748,705
GTD 5.00%, 7/01/28	1,000	979,150
Series C 5.25%, 7/01/11	1,740	1,752,650
Puerto Rico Pub Fin Corp Series A 5.75%, 8/01/27	6,415	6,404,479
Puerto Rico Pub Fin Corp (Puerto Rico Appropriation) AMBAC 5.25%, 8/01/30	3,595	3,542,873
FGIC Series A 5.25%, 8/01/31	14,665	14,452,358
Univ of Puerto Rico 5.00%, 6/01/13	1,015	995,806

		118,625,994

South Carolina–0.0%
Lancaster Cnty SC Edenmore ID Series B 5.375%, 12/01/16	1,159	844,505

Tennessee–0.8%
Tennessee Energy Acq Corp Gas (Goldman Sachs & Co.) Series A 5.25%, 9/01/21	17,375	13,054,880

Virginia–0.2%
Broad Street CDA VA 7.125%, 6/01/15	1,785	1,601,038
Celebrate VA North CDD Series B 6.25%, 3/01/18	1,619	1,310,532

		2,911,570

Total Long-Term Municipal Bonds (cost $1,628,087,125)		1,629,607,814

Short-Term Municipal Notes–0.8%
New York–0.8%
New York NY Cap Res Corp (Village Center for Care) 0.45%, 1/01/37(e)	2,025	2,025,000
New York NY TFA 0.19%, 11/01/22(e)	4,900	4,900,000

Principal Amount (000)		U.S. $ Value

New York St Dormitory Auth (CUNY) 0.50%, 7/01/31(e)	$6,300	$6,300,000

Total Short-Term Municipal Notes (cost $13,225,000)		13,225,000

Total Investments—98.5% (cost $1,641,312,125)		1,642,832,814

Other assets less liabilities—1.5%		25,784,978

Net Assets—100.0%		$1,668,617,792

(a)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2009 and the aggregate market value of this security amounted to $17,654,986 or 1.1% of net assets.
(b)	Illiquid security, valued at fair value.
(c)	Security is in default and is non-income producing.
(d)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(e)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of March 31, 2009, the Portfolio held 39.0% of net assets in insured bonds (of this amount 1.6% represents the Portfolio’s holding in pre-refunded insured bonds).

Glossary:

ACA—ACA Financial Guaranty Corporation

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

CDD—Community Development District

CFD—Community Facilities District

COP—Certificate of Participation

FGIC—Financial Guaranty Insurance Company

FSA—Financial Security Assurance Inc.

GO—General Obligation

HFA—Housing Finance Authority

ID—Improvement District

IDA—Industrial Development Authority/Agency

LID—Local Improvement District

MBIA—MBIA Insurance Corporation

SD—School District

SONYMA—State of New York Mortgage Agency

SRF—State Revolving Fund

SSA—Special Services Area

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

40	Sanford C. Bernstein Fund, Inc.—2009 Semi-Annual Report

SCB–MU–1945–0309

SEMI-ANNUAL REPORT

AllianceBernstein Blended Style Funds

Tax-Managed International Portfolio

International Portfolio

March 31, 2009

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 15, 2009

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Blended Style Funds Tax-Managed International and AllianceBernstein International Portfolios (each a “Portfolio,” and collectively, the “Portfolios”) for the semi-annual reporting period ended March 31, 2009.

AllianceBernstein Tax-Managed International Portfolio

Investment Objective and Policies

The investment objective of the Portfolio is to provide long-term growth of capital through investments in equity securities of established foreign companies comprising the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, plus Canada. The Portfolio diversifies its investments among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Portfolio will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also diversifies its investments between growth and value equity investment styles. The Adviser selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. The Portfolio seeks to maximize after-tax returns to shareholders by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on the Portfolio’s shareholders. Normally, approximately 50%

of the Portfolio’s value will consist of international value stocks and 50% will consist of international growth stocks. The Adviser will rebalance the portfolio as necessary to maintain this targeted allocation.

AllianceBernstein International Portfolio

Investment Objective and Policies

The investment objective of the Portfolio is to provide long-term growth of capital through investments in equity securities of established foreign companies comprising the MSCI EAFE Index, plus Canada. The Portfolio diversifies its investments among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Portfolio will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also diversifies its investments between growth and value equity investment styles. The Adviser selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. The Portfolio is managed without regard to potential tax consequences to the shareholder. Normally, approximately 50% of the Portfolio’s value will consist of international value stocks and 50% will consist of international growth stocks. The Adviser will rebalance the portfolio as necessary to maintain this targeted allocation.

Effective October 1, 2008, the Adviser expanded its approach to managing

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	1

currencies in the Portfolios. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into foreign currency transactions for investment purposes when it anticipates that a foreign currency will appreciate or depreciate in value.

Investment Results

The tables on page 5 show performance for Tax-Managed International Portfolio and International Portfolio compared to their benchmark, the MSCI EAFE Index, for the six- and 12-month periods ended March 31, 2009.

The Portfolios’ Class A shares without sales charges underperformed the benchmark (all of which posted negative returns) for the six- and 12-month periods ended March 31, 2009. During both periods, weakness from both the growth and value components of the Portfolios detracted from relative returns. The largest detractor from performance during both periods was stock selection in financials, where stocks declined precipitously in the wake of the worsening global credit crisis. An underweight to the financial sector partially offset the unfavorable stock selection. Falling economic growth and weakening demand weighed on materials and consumer discretionary stocks, which also detracted from relative returns during both periods. An overweight to energy during both periods contributed positively to performance.

Market Review and Investment Strategy

The international equity markets, as measured by the MSCI EAFE Index, collapsed during the 12-month period ended March 31, 2009. The index experienced one of its worst-ever losses amid a widespread flight from risk as investors feared the worsening credit crisis would lead to a severe worldwide economic recession. All industry sectors experienced losses, with financials and cyclicals leading the retreat. Sectors seen as least vulnerable to an economic downturn, such as health care and telecommunications, did relatively better.

By design, the blended Portfolios are structured to capture the research-driven stock selections of both the growth and value teams while mitigating the broad risks, such as industry sector deviations from the market. As non-US equity markets declined and investors’ risk aversion increased, market volatility rose significantly and most stocks declined, hurting the relative performance of the Portfolios. However, the pervasive fear in the market has created unusually attractive opportunities for both actively-managed growth and value strategies.

With market conditions still extremely challenging and the timing of the economic recovery impossible to predict, the growth component of the International Portfolios’ Blend Strategies Team (the “Team”) continues to balance the International Portfolios

2	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

among stable growth companies with reliable revenue sources, solid earnings histories and attractive defensive characteristics and early growth cyclicals it deems likely to benefit from the first signs of a rebound. The value component of the Team pursues attractive opportunities across a wide range of industries while reducing its exposure to companies likely to suffer from persistent economic weakness and/or refinancing risks. The value side continues to emphasize companies with strong balance sheets and market positions, and visible cash flows.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For a free copy of the Portfolios’ prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC Returns, Returns After Taxes on Distributions and Returns After Taxes on Distributions and Sale of Fund Shares reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization weighted index that measures stock market performance in 21 countries in Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

The MSCI EAFE Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident institutional individuals who do not benefit from double taxation treaties.

A Word About Risk

Substantially all of the Portfolios’ assets will be invested in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. To the extent that the Portfolios invest a substantial amount of their assets in a particular country or region, an investment in the Portfolios has the risk that market changes or other events affecting that country or region may have a more significant effect on the Portfolios’ net asset values. In addition, because the Portfolios will invest in foreign currency denominated securities, fluctuations in the value of the Portfolios’ investments may be magnified by changes in foreign exchange rates. Because the Portfolios allocate between “growth” and “value” stocks, an investment in the Portfolios is subject to the risk that this allocation will result in lower returns when one style is outperforming another than if the Portfolios had invested entirely in the outperforming style. In addition, the transaction costs associated with the systematic rebalancing of the Portfolios may be significant over time. While the Portfolios invest principally in common stocks and other equity securities, in order to achieve their investment objectives, they may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases greater than, the risks presented by more traditional investments. AllianceBernstein Tax-Managed International Portfolio may employ strategies that take into account the tax impact of buy and sell decisions on the Portfolio’s shareholders. While the Portfolio seeks to maximize after-tax returns, there can be no assurance that the strategies will be effective, and the use of these strategies may affect the gross returns of the Portfolio. These risks are fully discussed in the Portfolios’ prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein Blended Style Funds Tax-Managed International Portfolio
Class A	-35.24%	-52.36%

Class B*	-35.55%	-52.74%

Class C	-35.51%	-52.72%

MSCI EAFE Index (net)	-31.11%	-46.51%

INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein Blended Style Funds International Portfolio
Class A	-35.63%	-52.43%

Class B*	-35.89%	-52.79%

Class C	-35.87%	-52.77%

MSCI EAFE Index (net)	-31.11%	-46.51%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note 2.E for additional information.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	5

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	-52.36%	-54.39%
5 Years	-5.69%	-6.50%
Since Inception*	-5.14%	-5.94%

Class B Shares
1 Year	-52.74%	-54.60%
5 Years	-6.37%	-6.37%
Since Inception*	-5.83%	-5.83%

Class C Shares
1 Year	-52.72%	-53.18%
5 Years	-6.37%	-6.37%
Since Inception*	-5.82%	-5.82%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (ENDED MARCH 31, 2009)

Class A Shares
1 Year		-54.39%
5 Years		-6.50%
Since Inception*		-5.94%

Class B Shares
1 Year		-54.60%
5 Years		-6.37%
Since Inception*		-5.83%

Class C Shares
1 Year		-53.18%
5 Years		-6.37%
Since Inception*		-5.82%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.43%, 2.09% and 2.09% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	Inception Date: 1/30/04 for Class A, Class B and Class C shares.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2009)
Returns

Class A Shares
1 Year	-54.40%
5 Years	-7.31%
Since Inception*	-6.72%

Class B Shares
1 Year	-54.47%
5 Years	-7.10%
Since Inception*	-6.53%

Class C Shares
1 Year	-53.06%
5 Years	-7.09%
Since Inception*	-6.53%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2009)

Class A Shares
1 Year	-34.72%
5 Years	-4.37%
Since Inception*	-3.93%

Class B Shares
1 Year	-35.04%
5 Years	-4.26%
Since Inception*	-3.84%

Class C Shares
1 Year	-34.12%
5 Years	-4.26%
Since Inception*	-3.84%

*	Inception Date: 1/30/04 for Class A, Class B and Class C shares.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	7

Historical Performance

INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	-52.43%	-54.44%
5 Years	-5.50%	-6.32%
Since Inception*	-4.91%	-5.71%

Class B Shares
1 Year	-52.79%	-54.64%
5 Years	-6.18%	-6.18%
Since Inception*	-5.59%	-5.59%

Class C Shares
1 Year	-52.77%	-53.23%
5 Years	-6.16%	-6.16%
Since Inception*	-5.57%	-5.57%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2009)

Class A Shares
1 Year		-54.44%
5 Years		-6.32%
Since Inception*		-5.71%

Class B Shares
1 Year		-54.64%
5 Years		-6.18%
Since Inception*		-5.59%

Class C Shares
1 Year		-53.23%
5 Years		-6.16%
Since Inception*		-5.57%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.42%, 2.11% and 2.12% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	Inception Date: 1/30/04 for Class A, Class B and Class C shares.

See Historical Performance disclosures on page 4.

8	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tax-Managed International Portfolio

	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During Period*
Class A
Actual	$1,000	$646.93	$6.41
Hypothetical (5% return before expenses)	$1,000	$1,017.15	$7.85
Class B
Actual	$1,000	$644.49	$9.47
Hypothetical (5% return before expenses)	$1,000	$1,013.41	$11.60
Class C
Actual	$1,000	$644.90	$9.31
Hypothetical (5% return before expenses)	$1,000	$1,013.61	$11.40
*	Expenses are equal to each Class’ annualized expense ratios, of 1.56%, 2.31% and 2.27% respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(Fund Expenses continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	9

Fund Expenses

FUND EXPENSES

(continued from previous page)

International Portfolio

	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During Period*
Class A
Actual	$1,000	$643.67	$6.56
Hypothetical (5% return before expenses)	$1,000	$1,016.95	$8.05
Class B
Actual	$1,000	$641.07	$9.74
Hypothetical (5% return before expenses)	$1,000	$1,013.06	$11.94
Class C
Actual	$1,000	$641.28	$9.49
Hypothetical (5% return before expenses)	$1,000	$1,013.36	$11.65
*	Expenses are equal to each Class’ annualized expense ratios, of 1.60%, 2.38% and 2.32%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

10	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Fund Expenses

TAX-MANAGED INTERNATIONAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,691.2

*	All data are as of March 31, 2009. The Portfolio’s sector and country breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	11

Portfolio Summary

INTERNATIONAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,722.3

*	All data are as of March 31, 2009. The Portfolio’s sector and country breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

12	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio Summary

TAX MANAGED INTERNATIONAL PORTFOLIO

SCHEDULE OF INVESTMENTS

March 31, 2009 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.1%
Financials – 18.7%
Capital Markets – 4.5%
Credit Suisse Group AG	2,246,813	$68,410,896
Deutsche Bank AG	778,000	31,163,678
Julius Baer Holding AG	821,819	20,192,755
Man Group PLC	9,597,141	30,075,326
UBS AG (Swiss Virt-X)(a)	1,737,547	16,289,922

		166,132,577

Commercial Banks – 9.0%
Australia & New Zealand Banking Group Ltd.	2,568,400	28,065,661
Banco Santander Central Hispano SA	3,936,657	27,142,374
Barclays PLC	6,590,400	13,992,240
BNP Paribas SA	672,400	27,740,882
Canadian Imperial Bank of Commerce/Canada	257,000	9,352,126
Commonwealth Bank of Australia	590,200	14,168,657
Credit Agricole SA	2,125,053	23,446,946
HSBC Holdings PLC	4,270,600	23,776,867
Intesa Sanpaolo SpA	5,717,100	15,724,752
Lloyds Banking Group PLC	11,456,109	11,598,723
Mitsubishi UFJ Financial Group, Inc.	3,185,600	15,694,564
National Australia Bank Ltd.	1,332,721	18,603,887
National Bank of Canada	190,000	6,067,100
Nordea Bank AB	1,135,400	5,649,464
Royal Bank of Canada	222,700	6,496,594
Royal Bank of Scotland Group PLC (London Virt-X)(a)	109,854	38,718
Societe Generale – Class A	502,253	19,646,550
Standard Chartered PLC	3,037,751	37,720,693
Sumitomo Mitsui Financial Group, Inc.	598,500	21,074,011
Westpac Banking Corp.	540,700	7,139,945

		333,140,754

Consumer Finance – 0.0%
ORIX Corp.	11,260	370,583

Diversified Financial Services – 0.4%
ING Group	3,022,263	16,560,252

Insurance – 4.4%
Allianz SE	410,000	34,318,014
Aviva PLC	3,881,307	12,035,946
Fairfax Financial Holdings Ltd.	23,900	6,179,727
Fondiaria-Sai SpA (ordinary shares)	214,586	2,508,091
ING Canada, Inc.	326,800	9,331,218
Muenchener Rueckversicherungs AG (MunichRe)	483,025	58,815,994
QBE Insurance Group Ltd.	2,863,056	38,407,785

		161,596,775

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	13

Tax Managed International Portfolio—Schedule of Investments

Company	Shares	U.S. $ Value

Real Estate Management & Development – 0.4%
Brookfield Properties Corp. (New York)	1,142,900	$6,608,297
Lend Lease Corp. Ltd.	1,556,800	7,070,080

		13,678,377

		691,479,318

Energy – 12.9%
Oil, Gas & Consumable Fuels – 12.9%
BG Group PLC	3,891,120	58,695,375
BP PLC	9,629,000	64,566,126
ENI SpA	1,669,640	32,327,948
Nexen, Inc.	580,041	9,836,038
Oil Search Ltd.	3,748,324	13,771,748
Petro-Canada	831,400	22,334,643
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	2,534,116	56,533,710
Royal Dutch Shell PLC (London Virt-X) – Class A	2,175,939	48,916,774
StatoilHydro ASA	3,580,950	62,669,103
Talisman Energy, Inc.	550,000	5,823,683
Total SA	2,071,368	102,427,859

		477,903,007

Health Care – 11.9%
Biotechnology – 0.7%
Actelion Ltd.(a)	242,180	11,052,203
CSL Ltd./Australia	589,654	13,324,118

		24,376,321

Health Care Providers & Services – 1.2%
Celesio AG	385,300	7,093,346
Fresenius Medical Care AG	967,461	37,541,813

		44,635,159

Pharmaceuticals – 10.0%
AstraZeneca PLC	1,103,700	39,087,515
Bayer AG	1,584,695	75,711,118
GlaxoSmithKline PLC	2,575,100	40,106,418
Novartis AG	1,219,626	46,142,762
Novo Nordisk A/S – Class B	1,002,277	48,055,030
Roche Holding AG	236,953	32,521,806
Sanofi-Aventis	1,562,673	87,698,929

		369,323,578

		438,335,058

Telecommunication Services – 9.6%
Diversified Telecommunication Services – 6.8%
BCE, Inc.	738,400	14,711,777
Deutsche Telekom AG	3,394,537	42,044,648
France Telecom SA	1,279,400	29,166,651
Nippon Telegraph & Telephone Corp.	501,500	19,139,597

14	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax Managed International Portfolio—Schedule of Investments

Company	Shares	U.S. $ Value

Telecom Corp. of New Zealand Ltd.	9,190,388	$12,225,246
Telecom Italia SpA (ordinary shares)	15,793,600	20,361,597
Telecom Italia SpA (savings shares)	11,715,800	11,913,561
Telefonica SA	4,270,734	85,163,998
TELUS Corp. – Class A	632,600	16,562,600

		251,289,675

Wireless Telecommunication Services – 2.8%
KDDI Corp.	1,231	5,796,948
Vodafone Group PLC	55,714,326	97,135,397

		102,932,345

		354,222,020

Consumer Discretionary – 9.1%
Auto Components – 0.5%
Denso Corp.	877,800	17,745,019

Automobiles – 2.7%
Honda Motor Co. Ltd.	2,111,100	50,256,337
Isuzu Motors Ltd.	7,460,000	9,162,569
Nissan Motor Co. Ltd.	5,378,900	19,441,098
Renault SA	1,032,300	21,226,252

		100,086,256

Distributors – 0.1%
Li & Fung Ltd.	1,948,000	4,586,784

Hotels, Restaurants & Leisure – 1.7%
Carnival PLC	1,374,130	31,208,097
Compass Group PLC	3,226,800	14,756,851
Thomas Cook Group PLC	2,253,000	7,758,356
TUI Travel PLC	2,490,300	8,172,074

		61,895,378

Household Durables – 1.1%
Sharp Corp.	2,532,000	20,261,599
Sony Corp.	854,900	17,683,156

		37,944,755

Media – 1.8%
British Sky Broadcasting Group PLC	1,659,706	10,301,298
Lagardere SCA	607,300	17,041,585
Pearson PLC	1,144,100	11,505,427
SES SA (FDR)	1,445,235	27,586,474

		66,434,784

Multiline Retail – 0.3%
Next PLC	620,988	11,784,058

Specialty Retail – 0.8%
Hennes & Mauritz AB – Class B	399,200	14,966,053
Kingfisher PLC	7,167,500	15,363,676

		30,329,729

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	15

Tax Managed International Portfolio—Schedule of Investments

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 0.1%
Yue Yuen Industrial Holdings Ltd.	1,873,500	$4,283,987

		335,090,750

Consumer Staples – 8.8%
Beverages – 0.3%
Anheuser-Busch InBev NV	436,100	12,008,093

Food & Staples Retailing – 2.5%
Aeon Co. Ltd.	1,224,600	8,094,617
Delhaize Group	224,800	14,588,150
Koninklijke Ahold NV	1,904,806	20,862,803
Tesco PLC	10,096,138	48,236,841

		91,782,411

Food Products – 2.9%
Associated British Foods PLC	1,571,000	14,420,124
Nestle SA	1,911,743	64,586,984
Suedzucker AG	300,800	5,802,610
Unilever PLC	1,141,644	21,588,182

		106,397,900

Household Products – 1.6%
Reckitt Benckiser PLC	1,560,853	58,562,709

Tobacco – 1.5%
British American Tobacco PLC	2,417,781	55,852,851

		324,603,964

Industrials – 7.8%
Aerospace & Defense – 1.3%
BAE Systems PLC	6,959,120	33,376,750
Bombardier, Inc. – Class B	2,800,000	6,529,188
European Aeronautic Defence & Space Co., NV	874,581	10,162,484

		50,068,422

Airlines – 0.7%
Deutsche Lufthansa AG	1,373,600	14,881,127
Qantas Airways Ltd.	8,225,930	9,939,349

		24,820,476

Electrical Equipment – 0.7%
Furukawa Electric Co. Ltd.	1,677,000	4,804,312
Schneider Electric SA	303,470	20,182,729

		24,987,041

Industrial Conglomerates – 0.8%
Koninklijke Philips Electronics NV	1,298,640	19,222,659
Siemens AG	187,900	10,727,125

		29,949,784

16	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax Managed International Portfolio—Schedule of Investments

Company	Shares	U.S. $ Value

Machinery – 1.3%
Atlas Copco AB – Class A	2,373,500	$17,822,083
NGK Insulators Ltd.	728,000	11,386,343
Vallourec	95,500	8,853,934
Volvo AB – Class B	2,321,750	12,319,830

		50,382,190

Road & Rail – 0.2%
East Japan Railway Co.	117,800	6,141,408

Trading Companies & Distributors – 2.6%
Mitsubishi Corp.	2,827,800	37,487,349
Mitsui & Co. Ltd.	5,693,000	57,996,197

		95,483,546

Transportation Infrastructure – 0.2%
Macquarie Infrastructure Group	6,681,582	6,845,071

		288,677,938

Materials – 7.6%
Chemicals – 2.3%
BASF SE	806,500	24,373,400
JSR Corp.	803,600	9,455,008
Mitsubishi Chemical Holdings Corp.	3,878,500	13,385,303
Syngenta AG	188,868	37,964,825

		85,178,536

Construction Materials – 0.6%
CRH PLC (Dublin)	1,068,138	23,015,420

Containers & Packaging – 0.3%
Amcor Ltd.	3,145,695	9,729,189

Metals & Mining – 3.8%
Antofagasta PLC	613,400	4,439,012
ArcelorMittal (Euronext Amsterdam)	1,479,407	30,185,271
Barrick Gold Corp.	684,929	22,170,013
BHP Billiton Ltd.	462,700	10,226,210
BHP Billiton PLC	2,000,368	39,458,524
JFE Holdings, Inc.	694,500	15,329,842
Rio Tinto PLC	452,628	15,198,386
Voestalpine AG	250,116	3,269,231

		140,276,489

Paper & Forest Products – 0.6%
Stora Enso Oyj – Class R	412,501	1,461,168
Svenska Cellulosa AB – Class B	2,601,000	19,740,761

		21,201,929

		279,401,563

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	17

Tax Managed International Portfolio—Schedule of Investments

Company	Shares	U.S. $ Value

Information Technology – 5.7%
Communications Equipment – 1.6%
Nokia OYJ	2,364,600	$27,654,961
Telefonaktiebolaget LM Ericsson – Class B	3,864,000	31,241,155

		58,896,116

Computers & Peripherals – 1.1%
Fujitsu Ltd.	5,793,000	21,736,691
Toshiba Corp.	7,366,000	19,189,077

		40,925,768

Electronic Equipment, Instruments & Components – 1.6%
Hitachi High-Technologies Corp.	443,400	6,287,911
Hitachi Ltd.	5,573,000	15,247,707
Hoya Corp.	859,000	17,095,431
Keyence Corp.	98,230	18,583,807

		57,214,856

Office Electronics – 0.5%
Canon, Inc.	635,100	18,514,323

Semiconductors & Semiconductor Equipment – 0.2%
ASML Holding NV	506,000	8,909,623

Software – 0.7%
Nintendo Co. Ltd.	61,300	17,932,186
SAP AG	275,460	9,632,046

		27,564,232

		212,024,918

Utilities – 5.0%
Electric Utilities – 1.5%
CLP Holdings Ltd.	2,437,000	16,493,178
E.ON AG	1,078,800	29,919,521
The Tokyo Electric Power Co., Inc.	305,300	7,630,549

		54,043,248

Multi-Utilities – 3.5%
A2A SpA	7,057,700	10,715,557
Atco Ltd.	26,776	764,543
Centrica PLC	12,961,498	42,310,582
GDF Suez	523,137	17,940,763
National Grid PLC	4,472,000	34,347,198
RWE AG	329,930	23,105,155

		129,183,798

		183,227,046

Total Common Stocks (cost $5,220,892,669)		3,584,965,582

18	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax Managed International Portfolio—Schedule of Investments

Company	Shares	U.S. $ Value

RIGHTS – 0.4%
Materials – 0.2%
Construction Materials – 0.2%
CRH PLC (London)(a)	338,239	$7,369,903

Financials – 0.2%
Banking – Regional – 0.0%
Royal Bank of Scotland Group PLC(a)	47,080	0

Commercial Banks – 0.2%
HSBC Holdings PLC(a)	1,779,417	3,600,006
Nordea Bank AB(a)	12,489,400	1,428,332

		5,028,338

Diversified Financial Services – 0.0%
Fortis(a)	1,354,732	2

		5,028,340

Total Rights (cost $5,730,749)		12,398,243

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 2.0%
Repurchase Agreements – 2.0%
State Street Bank & Trust Co. 0.01%, 03/31/09 due 04/01/09 in the amount of $73,846,021 (collateralized by $75,340,000 U.S. Treasury Bill, 0.00%, due 5/14/09, value $75,324,932) (cost $73,846,000)	$73,846	73,846,000

Total Investments—99.5% (cost $5,300,469,418)		3,671,209,825
Other assets less liabilities – 0.5%		20,079,189

Net Assets – 100.0%		$3,691,289,014

FINANCIAL FUTURES CONTRACTS (see Note E)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2009	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	514	June 2009	$13,731,922	$13,610,205	$ (121,717)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	19

Tax Managed International Portfolio—Schedule of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 6/15/09	58,675	$37,023,925	$40,601,678	$3,577,753
Euro settling 6/15/09	43,222	58,528,207	57,429,776	(1,098,431)
Japanese Yen settling 6/15/09	3,458,540	38,740,297	34,980,661	(3,759,636)
Japanese Yen settling 6/15/09	3,527,373	38,446,320	35,676,857	(2,769,463)
Japanese Yen settling 6/15/09	38,892,571	394,232,873	393,370,561	(862,312)
New Zealand Dollar settling 6/15/09	130,835	64,544,830	74,280,250	9,735,420
Norwegian Krone settling 6/15/09	408,365	60,061,449	60,610,371	548,922
Norwegian Krone settling 6/15/09	156,164	21,681,013	23,178,181	1,497,168
Norwegian Krone settling 6/15/09	302,081	47,406,300	44,835,482	(2,570,818)
Sale Contracts:
British Pound settling 6/15/09	176,918	244,127,379	253,913,878	(9,786,499)
British Pound settling 6/15/09	27,249	39,487,888	39,107,944	379,944
Canadian Dollar settling 6/15/09	107,748	83,062,620	85,528,694	(2,466,074)
Canadian Dollar settling 6/15/09	49,996	40,598,304	39,686,050	912,254
Euro settling 6/15/09	34,185	44,064,465	45,422,167	(1,357,702)
Euro settling 6/15/09	34,960	44,543,585	46,451,922	(1,908,337)
Swedish Krona settling 6/15/09	535,835	58,851,278	65,218,439	(6,367,161)
Swedish Krona settling 6/15/09	259,033	30,966,288	31,527,855	(561,567)
Swiss Franc settling 6/15/09	155,726	134,564,984	137,029,109	(2,464,125)

(a)	Non-income producing security.

Glossary:

FDR – Fiduciary Depositary Receipt

See notes to financial statements.

20	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax Managed International Portfolio—Schedule of Investments

INTERNATIONAL PORTFOLIO

SCHEDULE OF INVESTMENTS

March 31, 2009 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.3%
Financials – 18.2%
Capital Markets – 4.6%
Credit Suisse Group AG	1,088,111	$33,130,772
Deutsche Bank AG	356,400	14,276,009
Julius Baer Holding AG	379,376	9,321,574
Macquarie Group Ltd.	187,900	3,538,167
Man Group PLC	4,404,796	13,803,660
UBS AG (Swiss Virt-X)(a)	629,024	5,897,252

		79,967,434

Commercial Banks – 8.5%
Australia & New Zealand Banking Group Ltd.	834,100	9,114,455
Banco Santander Central Hispano SA	1,843,404	12,709,860
Barclays PLC	3,302,099	7,010,767
BNP Paribas SA	336,370	13,877,455
Commonwealth Bank of Australia	188,300	4,520,430
Credit Agricole SA	1,001,556	11,050,750
HSBC Holdings PLC	1,918,500	10,681,384
Intesa Sanpaolo SpA	2,240,700	6,162,994
Lloyds Banking Group PLC	5,912,482	5,986,085
Mitsubishi UFJ Financial Group, Inc.	1,528,500	7,530,494
National Australia Bank Ltd.	560,421	7,823,100
National Bank of Canada	30,200	964,350
Nordea Bank AB	929,200	4,623,465
Societe Generale – Class A	298,866	11,690,693
Standard Chartered PLC	1,432,323	17,785,597
Sumitomo Mitsui Financial Group, Inc.	301,000	10,598,626
Westpac Banking Corp.	344,700	4,551,765

		146,682,270

Consumer Finance – 0.0%
ORIX Corp.	5,930	195,165

Diversified Financial Services – 0.4%
ING Group	1,138,200	6,236,677

Insurance – 4.6%
Allianz SE	191,700	16,045,764
Aviva PLC	2,632,488	8,163,354
Fairfax Financial Holdings Ltd.	20,500	5,300,603
Fondiaria-Sai SpA (ordinary shares)	144,131	1,684,610
Industrial Alliance Insurance and Financial Services, Inc.	120,400	1,893,664
Muenchener Rueckversicherungs AG (MunichRe)	238,954	29,096,459
QBE Insurance Group Ltd.	1,318,358	17,685,721

		79,870,175

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	21

International Portfolio—Schedule of Investments

Company	Shares	U.S. $ Value

Real Estate Management & Development – 0.1%
Lend Lease Corp. Ltd.	191,756	$870,844

		313,822,565

Energy – 13.2%
Oil, Gas & Consumable Fuels – 13.2%
BG Group PLC	1,782,518	26,888,290
BP PLC	4,675,202	31,349,016
ENI SpA	807,100	15,627,253
Nippon Mining Holdings, Inc.	1,680,000	6,733,908
Oil Search Ltd.	2,814,014	10,338,992
Petro-Canada	355,400	9,547,429
Royal Dutch Shell PLC – Class B	181,196	3,941,894
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	1,044,169	23,294,414
Royal Dutch Shell PLC (London Virt-X) – Class A	928,563	20,874,807
StatoilHydro ASA	1,832,084	32,062,738
Total SA	945,694	46,763,980

		227,422,721

Health Care – 11.7%
Biotechnology – 0.7%
Actelion Ltd.(a)	113,861	5,196,196
CSL Ltd./Australia	310,568	7,017,751

		12,213,947

Health Care Providers & Services – 1.3%
Celesio AG	304,400	5,603,983
Fresenius Medical Care AG	442,041	17,153,167

		22,757,150

Pharmaceuticals – 9.7%
AstraZeneca PLC	368,889	13,064,197
Bayer AG	663,185	31,684,632
GlaxoSmithKline PLC	1,227,900	19,124,178
Novartis AG	621,797	23,524,778
Novo Nordisk A/S – Class B	469,879	22,528,751
Roche Holding AG	112,069	15,381,474
Sanofi-Aventis	720,589	40,440,248

		165,748,258

		200,719,355

Telecommunication Services – 9.4%
Diversified Telecommunication Services – 6.6%
BCE, Inc.	299,400	5,965,203
Deutsche Telekom AG	1,866,403	23,117,219
France Telecom SA	572,800	13,058,197
Nippon Telegraph & Telephone Corp.	301,000	11,487,575
Telecom Italia SpA (ordinary shares)	5,747,500	7,409,855
Telecom Italia SpA (savings shares)	3,428,300	3,486,169

22	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Schedule of Investments

Company	Shares	U.S. $ Value

Telefonica SA	2,047,483	$40,829,478
TELUS Corp. – Class A	300,800	7,875,482

		113,229,178

Wireless Telecommunication Services – 2.8%
KDDI Corp.	572	2,693,627
Vodafone Group PLC	26,399,900	46,027,026

		48,720,653

		161,949,831

Consumer Discretionary – 9.0%
Auto Components – 0.8%
Bridgestone Corp.	316,800	4,593,941
Denso Corp.	242,000	4,892,110
Magna International, Inc. – Class A	143,500	3,817,410

		13,303,461

Automobiles – 2.7%
Honda Motor Co. Ltd.	965,600	22,986,841
Isuzu Motors Ltd.	2,431,000	2,985,818
Nissan Motor Co. Ltd.	3,026,700	10,939,480
Renault SA	450,200	9,257,056

		46,169,195

Distributors – 0.1%
Li & Fung Ltd.	944,000	2,222,754

Hotels, Restaurants & Leisure – 1.5%
Carnival PLC	627,187	14,244,149
Compass Group PLC	1,489,171	6,810,300
TUI Travel PLC	1,434,400	4,707,072

		25,761,521

Household Durables – 1.0%
Sharp Corp.	1,171,000	9,370,589
Sony Corp.	433,500	8,966,719

		18,337,308

Media – 1.8%
British Sky Broadcasting Group PLC	747,909	4,642,047
Lagardere SCA	286,200	8,031,124
Pearson PLC	548,170	5,512,569
SES SA (FDR)	651,640	12,438,427

		30,624,167

Multiline Retail – 0.3%
Next PLC	281,446	5,340,805

Specialty Retail – 0.8%
Hennes & Mauritz AB – Class B	181,851	6,817,615
Kingfisher PLC	3,404,494	7,297,599

		14,115,214

		155,874,425

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	23

International Portfolio—Schedule of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 8.7%
Beverages – 0.2%
Anheuser-Busch InBev NV	125,080	$3,444,101

Food & Staples Retailing – 2.6%
Aeon Co. Ltd.	317,100	2,096,034
Delhaize Group	103,900	6,742,477
Koninklijke Ahold NV	1,132,400	12,402,857
Tesco PLC	4,920,711	23,509,936

		44,751,304

Food Products – 2.8%
Associated British Foods PLC	1,222,800	11,224,015
Nestle SA	814,670	27,523,092
Unilever PLC	538,376	10,180,546

		48,927,653

Household Products – 1.6%
Reckitt Benckiser PLC	714,456	26,806,162

Tobacco – 1.5%
British American Tobacco PLC	1,123,201	25,946,923

		149,876,143

Materials – 7.8%
Chemicals – 2.4%
BASF SE	418,500	12,647,573
JSR Corp.	386,100	4,542,781
Mitsubishi Chemical Holdings Corp.	1,872,500	6,462,287
Syngenta AG	85,802	17,247,273

		40,899,914

Construction Materials – 0.6%
CRH PLC (London)	507,294	11,039,969

Containers & Packaging – 0.3%
Amcor Ltd.	1,469,150	4,543,873

Metals & Mining – 3.9%
Antofagasta PLC	443,200	3,207,320
ArcelorMittal (Euronext Amsterdam)	682,819	13,931,985
Barrick Gold Corp.	309,967	10,033,116
BHP Billiton Ltd.	213,300	4,714,179
BHP Billiton PLC	925,006	18,246,328
JFE Holdings, Inc.	358,300	7,908,830
Rio Tinto PLC	208,391	6,997,373
Voestalpine AG	157,050	2,052,779

		67,091,910

Paper & Forest Products – 0.6%
Stora Enso Oyj – Class R	542,700	1,922,362
Svenska Cellulosa AB – Class B	1,209,300	9,178,201

		11,100,563

		134,676,229

24	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Schedule of Investments

Company	Shares	U.S. $ Value

Industrials – 7.8%
Aerospace & Defense – 1.4%
BAE Systems PLC	3,289,214	$15,775,453
Bombardier, Inc. – Class B	1,437,100	3,351,106
European Aeronautic Defence & Space Co., NV	415,820	4,831,758

		23,958,317

Airlines – 0.9%
Deutsche Lufthansa AG	957,000	10,367,821
Qantas Airways Ltd.	3,834,229	4,632,879

		15,000,700

Electrical Equipment – 0.7%
Furukawa Electric Co. Ltd.	784,000	2,246,023
Schneider Electric SA	146,949	9,773,064

		12,019,087

Industrial Conglomerates – 0.7%
Koninklijke Philips Electronics NV	467,560	6,920,892
Siemens AG	76,000	4,338,805

		11,259,697

Machinery – 1.2%
Atlas Copco AB – Class A	1,066,041	8,004,664
NGK Insulators Ltd.	347,000	5,427,282
Volvo AB – Class B	1,468,250	7,790,930

		21,222,876

Road & Rail – 0.3%
East Japan Railway Co.	112,300	5,854,670

Trading Companies & Distributors – 2.3%
Finning International, Inc.	198,700	1,985,739
Mitsubishi Corp.	1,201,600	15,929,273
Mitsui & Co. Ltd.	2,106,000	21,454,416

		39,369,428

Transportation Infrastructure – 0.3%
Macquarie Infrastructure Group	5,017,824	5,140,604

		133,825,379

Information Technology – 5.9%
Communications Equipment – 1.8%
Nokia OYJ	1,187,800	13,891,805
Telefonaktiebolaget LM Ericsson – Class B	2,154,000	17,415,489

		31,307,294

Computers & Peripherals – 1.1%
Fujitsu Ltd.	2,330,000	8,742,705
Toshiba Corp.	3,679,000	9,584,118

		18,326,823

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	25

International Portfolio—Schedule of Investments

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components – 1.4%
Hitachi High-Technologies Corp.	151,800	$2,152,695
Hitachi Ltd.	1,867,000	5,108,105
Hoya Corp.	425,700	8,472,089
Keyence Corp.	46,200	8,740,425

		24,473,314

IT Services – 0.1%
Cap Gemini	69,789	2,242,954

Office Electronics – 0.4%
Canon, Inc.	261,400	7,620,287

Semiconductors & Semiconductor Equipment – 0.3%
ASML Holding NV	262,200	4,616,805

Software – 0.8%
Nintendo Co. Ltd.	29,400	8,600,429
SAP AG	136,457	4,771,509

		13,371,938

		101,959,415

Utilities – 4.6%
Electric Utilities – 1.5%
CLP Holdings Ltd.	1,159,000	7,843,904
E.ON AG	502,200	13,928,052
The Tokyo Electric Power Co., Inc.	152,600	3,814,025

		25,585,981

Independent Power Producers & Energy Traders – 0.2%
Drax Group PLC	449,200	3,327,446

Multi-Utilities – 2.9%
Atco Ltd.	12,200	348,351
Centrica PLC	5,998,895	19,582,361
GDF Suez	248,168	8,510,817
National Grid PLC	2,035,631	15,634,665
RWE AG	79,250	5,549,915

		49,626,109

		78,539,536

Total Common Stocks (cost $2,530,545,884)		1,658,665,599

26	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Schedule of Investments

Company	Shares	U.S. $ Value

RIGHTS – 0.3%
Materials – 0.2%
Construction Materials – 0.2%
CRH PLC (London)(a)	147,178	$3,201,001

Financials – 0.1%
Commercial Banks – 0.1%
HSBC Holdings PLC(a)	799,375	1,617,246
Nordea Bank AB(a)	10,221,200	1,168,933

		2,786,179

Diversified Financial Services – 0.0%
Fortis(a)	633,264	1

		2,786,180

Total Rights (cost $3,468,639)		5,987,181

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 3.2%
Repurchase Agreements – 3.2%
State Street Bank & Trust Co. 0.01%, 03/31/09 due 04/01/09 in the amount of $55,031,015 (collateralized by $56,145,000 U.S. Treasury Bill, 0.00%, due 5/14/09, value $56,133,771) (cost $55,031,000)	$55,031	55,031,000

Total Investments – 99.8% (cost $2,589,045,523)		1,719,683,780
Other assets less liabilities – 0.2%		2,687,042

Net Assets – 100.0%		$1,722,370,822

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2009	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
FTSE 100 Index Futures	83	June 2009	$4,489,020	$4,626,745	$137,725
Topix Index Futures	36	June 2009	2,539,749	2,825,883	286,134

					$423,859

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	27

International Portfolio—Schedule of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 6/15/09	48,609	$30,672,279	$33,636,250	$2,963,971
Euro settling 6/15/09	18,230	24,236,967	24,222,498	(14,469)
Euro settling 6/15/09	21,340	28,882,410	28,354,806	(527,604)
Japanese Yen settling 6/15/09	22,812,929	231,242,274	230,736,474	(505,800)
New Zealand Dollar settling 6/15/09	58,522	28,870,658	33,225,275	4,354,617
Norwegian Krone settling 6/15/09	66,619	9,382,561	9,887,728	505,167
Norwegian Krone settling 6/15/09	128,637	18,919,654	19,092,567	172,913
Norwegian Krone settling 6/15/09	177,668	27,848,958	26,369,849	(1,479,109)
Sale Contracts:
British Pound settling 6/15/09	100,676	138,921,806	144,490,858	(5,569,052)
British Pound settling 6/15/09	11,384	16,292,906	16,338,392	(45,486)
Canadian Dollar settling 6/15/09	40,453	31,185,100	32,110,965	(925,865)
Canadian Dollar settling 6/15/09	19,460	15,904,930	15,447,047	457,883
Euro settling 6/15/09	34,708	43,882,713	46,117,086	(2,234,373)
Euro settling 6/15/09	4,862	6,267,118	6,460,219	(193,101)
Japanese Yen settling 6/15/09	1,876,021	19,092,030	18,974,612	117,418
Swedish Krona settling 6/15/09	241,374	26,510,341	29,378,513	(2,868,172)
Swedish Krona settling 6/15/09	119,620	14,300,060	14,559,388	(259,328)
Swiss Franc settling 6/15/09	73,780	63,754,315	64,921,770	(1,167,455)

(a)	Non-income producing security.

Glossary:

FDR – Fiduciary Depositary Receipt

See notes to financial statements.

28	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Schedule of Investments

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2009 (unaudited)

	Tax-Managed International Portfolio	International Portfolio
Assets
Investments in securities at value	$3,671,209,825	$1,719,683,780
Foreign currencies, at value(a)	23,490,536	5,457,600
Cash in bank(b)	1,557,156	908,130
Receivables:
Dividends	14,789,059	6,958,810
Investment securities sold and foreign currency transactions	35,334,122	5,757,714
Foreign withholding tax reclaims	8,379,827	2,619,787
Capital shares sold	10,378,388	4,242,926
Margin due from broker on futures contracts	379,009	146,831
Unrealized appreciation of foreign currency exchange contracts	16,651,461	8,571,969

Total assets	3,782,169,383	1,754,347,547

Liabilities
Payables:
Investment securities purchased and foreign currency transactions	43,784,134	13,063,171
Capital shares redeemed	6,872,354	1,075,361
Management fee	2,636,956	1,256,851
Shareholder servicing fee	749,654	345,146
Custody fee payable	488,057	215,136
Transfer Agent fee	77,379	62,457
Distribution fee	2,560	12,861
Accrued expenses and other liabilities	297,150	155,928
Unrealized depreciation of foreign currency exchange contracts	35,972,125	15,789,814

Total liabilities	90,880,369	31,976,725

Net Assets	$3,691,289,014	$1,722,370,822

Cost of investments	$5,300,469,418	$2,589,045,523

Net Assets Consist of:
Capital stock, at par*	$358,186	$168,139
Additional paid-in capital	7,165,842,577	3,487,551,528
Undistributed net investment income	25,111,827	8,082,272
Accumulated net realized loss on investment and foreign currency transactions	(1,851,576,385)	(897,268,484)
Unrealized appreciation/(depreciation) of:
Investments and futures transactions	(1,629,381,310)	(868,937,884)
Foreign currency denominated assets and liabilities	(19,065,881)	(7,224,749)

	$3,691,289,014	$1,722,370,822

(a)	Cost: $23,519,064 and $5,498,487, respectively. (Note 1)

(b)	An amount of $1,556,366 and $907,531 respectively, has been segregated to collateralize margin requirements for open futures contracts outstanding at March 31, 2009.

*	The Sanford C. Bernstein Fund, Inc. has authorized 9 billion shares of common stock with par value of $.001 per share.

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	29

Statement of Assets and Liabilities

	Tax-Managed International Portfolio	International Portfolio
Calculation of Maximum Offering Price
Tax-Managed International Class Shares
Net Assets	$3,684,376,253
Shares of capital stock outstanding	357,508,175

Net asset value, offering and redemption price per share	$10.31

International Class Shares
Net Assets		$1,695,449,951
Shares of capital stock outstanding		165,492,746

Net asset value and offering price per share		$10.24

Class A Shares
Net Assets	$5,407,737	$16,830,026
Shares of capital stock outstanding	529,389	1,651,156

Net asset value and redemption price per share	$10.22	$10.19
Sales charge—4.25% of public offering price	0.45	0.45

Maximum offering price	$10.67	$10.64

Class B Shares
Net Assets	$248,078	$1,530,951
Shares of capital stock outstanding	24,438	151,131

Net asset value and offering price per share	$10.15	$10.13

Class C Shares
Net Assets	$1,256,946	$8,559,894
Shares of capital stock outstanding	123,814	843,973

Net asset value and offering price per share	$10.15	$10.14

See notes to financial statements.

30	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Statement of Assets and Liabilities

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2009 (unaudited)

Tax-Managed International Portfolio	International Portfolio
Investment Income
Income:
Interest	$135,084	$86,328
Dividends (net of foreign withholding taxes of $3,515,840 and $1,551,971, respectively)	50,222,399	24,046,371

Total income	50,357,483	24,132,699

Expenses:
Management fee (see Note 2A)	18,027,332	8,940,262
Shareholder servicing fee (see Note 2B)	5,194,967	2,476,992
Custodian fee	1,177,941	629,161
Transfer Agent fee—Non-Retail Class	148,581	111,284
Transfer Agent fee—Class A	9,354	26,292
Transfer Agent fee—Class B	520	2,896
Transfer Agent fee—Class C	2,673	13,668
Distribution fees—Class A	9,100	32,505
Distribution fees—Class B	1,447	9,170
Distribution fees—Class C	8,475	52,496
Registration fees	132,131	93,791
Auditing and tax fees	99,144	50,063
Directors’ fees and expenses	88,696	43,198
Legal fees	64,909	29,569
Printing fees	29,166	31,011
Miscellaneous	101,473	54,362

Total expenses	25,095,909	12,596,720
Less: expense offset arrangement	(18)	(168)

Net expenses	25,095,891	12,596,552

Net investment income	25,261,592	11,536,147

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(1,669,464,483)	(869,107,632)
Futures transactions	(3,921,480)	(5,830,981)
Foreign currency transactions	64,025,304	30,618,272

Net realized loss on investment and foreign currency transactions	(1,609,360,659)	(844,320,341)

Net change in unrealized appreciation/(depreciation) of:
Investments and futures	(500,191,745)	(181,539,934)
Foreign currency denominated assets and liabilities	(18,382,368)	(6,449,918)

Net change in unrealized appreciation/(depreciation) of investments and foreign currency denominated assets and liabilities	(518,574,113)	(187,989,852)

Net realized and unrealized loss on investment and foreign currency transactions	(2,127,934,772)	(1,032,310,193)

Contributions from Adviser (see Note 2A)	1,270	– 0	–

Net Decrease in Net Assets Resulting from Operations	$(2,102,671,910)	$(1,020,774,046)

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	31

Statement of Operations

STATEMENTS OF CHANGES IN NET ASSETS

Tax-Managed International Portfolio
Six Months Ended 3/31/09 (unaudited)	Year Ended 9/30/08
Increase (Decrease) in Net Assets from Operations:
Net investment income	$25,261,592	$184,298,521
Net realized loss on investment and foreign currency transactions	(1,609,360,659)	(115,509,708)
Decrease in unrealized appreciation/(depreciation) of investments and foreign currency denominated assets and liabilities	(518,574,113)	(3,580,941,984)
Contributions from Adviser (see Note 2A)	1,270	– 0	–

Net decrease in net assets resulting from operations	(2,102,671,910)	(3,512,153,171)

Dividends to Shareholders:
Dividends from net investment income Tax-Managed International Shares	(162,908,560)	(133,317,976)
Class A	(214,848)	(103,566)
Class B	(5,275)	(5,643)
Class C	(30,933)	(38,067)

Distributions from net realized gain on investment transactions Tax-Managed International Shares	– 0	–	(956,375,076)
Class A	– 0	–	(766,643)
Class B	– 0	–	(72,608)
Class C	– 0	–	(489,815)

Total dividends and distributions to shareholders	(163,159,616)	(1,091,169,394)

Capital-Share Transactions
Net proceeds from sales of shares	1,066,229,262	1,289,643,082
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	19,810,174	983,170,234

Total proceeds from shares sold	1,086,039,436	2,272,813,316
Cost of shares redeemed	(1,165,233,231)	(1,138,428,985)

Net increase (decrease) in net assets from capital-share transactions	(79,193,795)	1,134,384,331

Net decrease in net assets	(2,345,025,321)	(3,468,938,234)
Net Assets:
Beginning of period	6,036,314,335	9,505,252,569

End of period(a)	$3,691,289,014	$6,036,314,335

(a) Includes undistributed net investment income	$25,111,827	$163,009,851

See notes to financial statements.

32	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Statements of Changes in Net Assets

International Portfolio
Six Months Ended 3/31/09 (unaudited)	Year Ended 9/30/08
Increase (Decrease) in Net Assets from Operations:
Net investment income	$11,536,147	$83,798,451
Net realized loss on investment and foreign currency transactions	(844,320,341)	(28,450,154)
Decrease in unrealized appreciation/(depreciation) of investments and foreign currency denominated assets and liabilities	(187,989,852)	(1,655,266,905)
Contributions from Adviser (see Note 2A)	– 0	–	– 0	–

Net decrease in net assets resulting from operations	(1,020,774,046)	(1,599,918,608)

Dividends to Shareholders:
Dividends from net investment income International Class Shares	(77,160,777)	(63,574,278)
Class A	(715,555)	(588,380)
Class B	(36,519)	(41,535)
Class C	(215,875)	(208,598)

Distributions from net realized gain on investment transactions International Class Shares	– 0	–	(449,003,056)
Class A	– 0	–	(4,801,700)
Class B	– 0	–	(625,906)
Class C	– 0	–	(3,143,423)

Total dividends and distributions to shareholders	(78,128,726)	(521,986,876)

Capital-Share Transactions
Net proceeds from sales of shares	507,438,163	610,592,593
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	15,754,268	517,275,575

Total proceeds from shares sold	523,192,431	1,127,868,168
Cost of shares redeemed	(541,270,961)	(567,007,011)

Net increase (decrease) in net assets from capital-share transactions	(18,078,530)	560,861,157

Net decrease in net assets	(1,116,981,302)	(1,561,044,327)
Net Assets:
Beginning of period	2,839,352,124	4,400,396,451

End of period(a)	$1,722,370,822	$2,839,352,124

(a) Includes undistributed net investment income	$8,082,272	$74,674,851

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	33

Statements of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2009 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The shares of AllianceBernstein Tax-Managed International Portfolio and International Portfolio are offered through the Tax-Managed International Portfolio and International Portfolio (the “Portfolios”), respectively, of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company incorporated in Maryland on May 4, 1988. The Fund is currently comprised of 12 series each with its own investment objectives. The Tax-Managed International and International Portfolios commenced offering of Class A, B and C shares on January 30, 2004 in addition to the existing Tax-Managed International and International Class shares, respectively. Collectively, the Class A, B and C shares are referred to as the “AllianceBernstein International Retail Class shares”. These financial statements include only the retail classes of the Tax-Managed International and International Portfolios. The financial highlights of the Tax-Managed International and International Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange or on a foreign securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the

34	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note 1.B).

B. Fair Value Measurements

The Portfolios adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective October 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investment
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	35

Notes to Financial Statements

•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2009:

Tax-Managed International Portfolio Level	Investments in Securities		Other Financial Instruments*
Level 1	$178,181,210		$(121,717)
Level 2	3,483,396,568	+	(19,320,664)
Level 3	9,632,047		– 0	–

Total	$3,671,209,825		$(19,442,381)

International Portfolio Level	Investments in Securities		Other Financial Instruments*
Level 1	$68,109,601		$423,859
Level 2	1,646,802,669	+	(7,217,845)
Level 3	4,771,510		– 0	–

Total	$1,719,683,780		$(6,793,986)

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Tax-Managed International Portfolio	Investments in Securities
Balance as of 9/30/08	$	– 0	–
Accrued discounts/premiums		– 0	–
Realized gain (loss)		– 0	–
Change in unrealized appreciation/depreciation		(632,622)
Net purchases (sales)		10,264,669
Net transfers in and/or out of Level 3		– 0	–

Balance as of 3/31/09		$9,632,047

Net change in unrealized appreciation/depreciation from investments held as of 3/31/09		$(632,622	)*

36	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

International Portfolio	Investments in Securities
Balance as of 9/30/08	$	– 0	–
Accrued discounts/premiums		– 0	–
Realized gain (loss)		(4,291,948)
Change in unrealized appreciation/depreciation		(164,350)
Net purchases (sales)		9,227,808
Net transfers in and/or out of Level 3		– 0	–

Balance as of 3/31/09		$4,771,510

Net change in unrealized appreciation/depreciation from investments held as of 3/31/09		$(164,350	)*

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

C. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 12:00 p.m., Eastern time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year.

The Portfolios invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	37

Notes to Financial Statements

D. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortizes premiums and accretes discounts as adjustments to interest income.

E. Futures Contracts

The Portfolios may buy or sell financial futures contracts for the purpose of hedging their portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

F. Currency Transactions

The Portfolios may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

Forward contracts used to protect the Portfolio from adverse currency movements involve the risk that the Manager may not accurately predict currency movements. As a result, total return could be adversely affected. The Manager may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

38	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

G. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains, and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Portfolios’ tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

H. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

I. Distribution of Income and Gains

Dividends from net investment income and distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	39

Notes to Financial Statements

J. Class Allocation

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

K. Securities Lending

Each Portfolio may enter into securities lending transactions. By lending its portfolio securities, a Portfolio attempts to increase its income through the interest earned on the loan. It is the policy of each Portfolio to receive collateral consisting of cash or U.S. government securities in an amount at least equal to the value of the securities loaned. Under the terms of the securities lending agreement, security voting rights pass to the borrower, although the Portfolio can at will terminate a loan and regain the right to vote. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that collateral levels are maintained. Cash collateral received is invested by the securities lending agent in liquid short-term investments such as repurchase agreements and overnight time deposits pursuant to investment guidelines set forth by the Fund. Cash collateral received is recorded as an asset as well as a corresponding liability in the statements of assets and liabilities. At March 31, 2009, the Portfolios had no securities out on loan. The International Portfolio earned $50,171 from securities lending transactions for the six months ended March 31, 2009. The amount is reflected in the statement of operations as a component of interest income.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The Tax-Managed International Portfolio pays the Adviser an investment management fee at an annual rate of up to .925% of the first $1 billion, .85% of the next $3 billion, .80% of the next $2 billion, .75% of the next $2 billion, .65% of the next $2 billion and .60% in excess of $10 billion of the average daily net assets of the Portfolio. The International Portfolio pays the Adviser an investment management

40	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

fee at an annual rate of up to .925% of the first $1 billion, .85% of the next $3 billion, .80% of the next $2 billion, .75% of the next $2 billion and .65% in excess of $8 billion of the average daily net assets of the Portfolios.

Prior to November 1, 2007, each of the Portfolios paid the Adviser an investment management fee at an annual rate of up to .925% of the first $1 billion, .85% of the next $3 billion, .80% of the next $2 billion, .75% of the next $2 billion and .65% in excess of $8 billion of the average daily net assets of the Portfolios.

During the six months ended March 31, 2009, the Adviser reimbursed the Tax-Managed International Portfolio $1,270, for trading losses incurred due to trade entry errors.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended March 31, 2009, the compensation retained by ABIS amounted to $9,000, and $18,665 for the Tax-Managed International and International Portfolios, respectively.

For the six months ended March 31, 2009, the expenses for the Retail Classes of Tax-Managed International Portfolio and the International Portfolio, were reduced under an expense offset arrangement with ABIS by $18 and $168, respectively.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Tax-Managed International and International Class shares of the Portfolios. Under the agreement, the fee paid by the Tax-Managed International and International Class shares to the Adviser for services under this agreement is an annual rate of .25 of 1% of the average daily net assets of each Portfolio during the month.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	41

Notes to Financial Statements

C. Distribution Arrangements—Tax-Managed International and International Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Tax-Managed International and International Class shares of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Tax-Managed International and International Class shares of the Portfolios. This agreement does not apply to the AllianceBernstein International Retail Class shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly-owned subsidiary of the Adviser.

D. Distribution Arrangements—AllianceBernstein International Retail Classes

The AllianceBernstein International Retail Class shares of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.), (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A shares and 1% of the Class B and Class C shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

	Class B	Class C
Tax-Managed International	$219,158	$1,029,830
International	207,869	1,181,724

While such cost may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s Class A, B and C shares.

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may

42	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the six months ended March 31, 2009 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
	Class A	Class A			Class B	Class C
Tax-Managed International	$2	$	– 0	–	$227	$164
International	220		63		1,369	960

For the six months ended March 31, 2009, neither Portfolio paid brokerage commissions to Sanford C. Bernstein & Co., LLC. or Sanford C. Bernstein & Co., Ltd.

NOTE 3.

Investment Security Transactions

Purchases and Sales

For the period from October 1, 2008 through March 31, 2009, the Portfolios had purchase and sale transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities		Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
Tax-Managed International	$1,816,245,150	$	– 0 –	$1,919,170,677	$	– 0 –
International	954,762,888		– 0 –	979,105,292		– 0 –

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	43

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

	Gross Unrealized		Net Unrealized (Depreciation)
Portfolio	Appreciation	Depreciation
Tax-Managed International	$54,684,052	$ (1,683,943,645)	$(1,629,259,593)
International	17,579,512	(886,941,255)	(869,361,743)

NOTE 4.

Risks Involved in Investing in the Portfolios

Foreign Securities Risk — Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Indemnification Risk — In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

44	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

NOTE 5.

Capital-Share Transactions

As of March 31, 2009, the Fund has authorized 9 billion shares of common stock, par value $0.001 per share, of which 8.7 billion are divided into 12 Portfolios. It has allocated 1.2 billion to the Tax-Managed International Portfolio, of which 600 million is allocated to the Tax-Managed International Class Shares and 200 million each to Class A, Class B and Class C shares. The Fund has also allocated 1.4 billion to the International Portfolio, of which 600 million is allocated to the International Class Shares, 200 million each to Class A, Class B and Class C shares and 200 million to the retirement class of shares (which is not currently being offered). Share transactions for the Portfolios for the six months ended March 31, 2009 and for the year ended September 30, 2008, were as follows:

	Tax-Managed International Portfolio
	Shares		Amount
	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008

Tax-Managed International Class Shares
Shares sold	92,762,907	56,559,748	$1,064,936,723	$1,280,021,552

Shares issued to shareholders on reinvestment of dividends and distributions	1,702,231	38,760,847	19,575,658	981,812,973

Shares redeemed	(101,584,685)	(50,908,487)	(1,162,880,609)	(1,133,650,861)

Net increase (decrease)	(7,119,547)	44,412,108	(78,368,228)	1,128,183,664

Beginning of period	364,627,722	320,215,614	7,120,617,972	5,992,434,308

End of period	357,508,175	364,627,722	$7,042,249,744	$7,120,617,972

Tax-Managed International Class A Shares
Shares sold	85,476	434,050	$954,932	$8,771,392

Shares issued to shareholders on reinvestment of dividends and distributions	17,667	31,798	201,578	799,414

Shares converted from Class B	313	1,402	3,479	29,798

Shares redeemed	(129,899)	(160,118)	(1,552,296)	(3,542,411)

Net increase (decrease)	(26,443)	307,132	(392,307)	6,058,193

Beginning of period	555,832	248,700	12,212,490	6,154,297

End of period	529,389	555,832	$11,820,183	$12,212,490

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	45

Notes to Financial Statements

	Tax-Managed International Portfolio
	Shares		Amount
	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008

Tax-Managed International Class B Shares
Shares sold	6,719	5,557	$77,587	$131,880

Shares issued to shareholders on reinvestment of dividends and distributions	426	2,732	4,836	67,615

Shares converted to Class A	(315)	(1,429)	(3,479)	(29,798)

Shares redeemed	(6,117)	(5,507)	(67,920)	(113,052)

Net increase	713	1,353	11,024	56,645

Beginning of period	23,725	22,372	591,818	535,173

End of period	24,438	23,725	$602,842	$591,818

Tax-Managed International Class C Shares
Shares sold	22,312	29,750	$256,541	$688,460

Shares issued to shareholders on reinvestment of dividends and distributions	2,474	19,815	28,102	490,232

Shares redeemed	(64,001)	(51,703)	(728,927)	(1,092,863)

Net increase (decrease)	(39,215)	(2,138)	(444,284)	85,829

Beginning of period	163,029	165,167	4,302,923	4,217,094

End of period	123,814	163,029	$3,858,639	$4,302,923

46	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

	International Portfolio
	Shares		Amount
	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008

International Class Shares
Shares sold	42,686,291	25,249,878	$500,321,405	$580,526,252

Shares issued to shareholders on reinvestment of dividends and distributions	1,291,096	20,129,545	14,912,176	508,472,309

Shares redeemed	(47,366,583)	(23,391,939)	(527,888,071)	(534,346,151)

Net increase (decrease)	(3,389,196)	21,987,484	(12,654,490)	554,652,410

Beginning of period	168,881,942	146,894,458	3,433,131,586	2,878,479,176

End of period	165,492,746	168,881,942	$3,420,477,096	$3,433,131,586

International Class A Shares
Shares sold	451,281	1,068,787	$5,224,454	$24,424,223

Shares issued to shareholders on reinvestment of dividends and distributions	53,986	198,853	621,380	4,991,196

Shares converted from Class B	8,489	26,876	97,789	626,654

Shares redeemed	(848,556)	(1,014,127)	(9,502,318)	(23,407,992)

Net increase (decrease)	(334,800)	280,389	(3,558,695)	6,634,081

Beginning of period	1,985,956	1,705,567	44,847,514	38,213,433

End of period	1,651,156	1,985,956	$41,288,819	$44,847,514

International Class B Shares
Shares sold	14,200	29,170	$167,096	$718,895

Shares issued to shareholders on reinvestment of dividends and distributions	2,908	24,756	33,360	615,175

Shares converted to Class A	(8,571)	(27,226)	(97,789)	(626,654)

Shares redeemed	(27,010)	(59,729)	(311,284)	(1,297,278)

Net decrease	(18,473)	(33,029)	(208,617)	(589,862)

Beginning of period	169,604	202,633	3,881,458	4,471,320

End of period	151,131	169,604	$3,672,841	$3,881,458

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	47

Notes to Financial Statements

	International Portfolio
	Shares		Amount
	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008

International Class C Shares
Shares sold	138,887	179,782	$1,627,419	$4,296,569

Shares issued to shareholders on reinvestment of dividends and distributions	16,320	128,544	187,352	3,196,895

Shares redeemed	(303,378)	(336,207)	(3,471,499)	(7,328,936)

Net increase (decrease)	(148,171)	(27,881)	(1,656,728)	164,528

Beginning of period	992,144	1,020,025	23,938,882	23,774,354

End of period	843,973	992,144	$22,282,154	$23,938,882

NOTE 6.

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2009 will be determined at the end of the current fiscal year. The tax character of the distributions paid during the fiscal years ended September 30, 2008 and September 30, 2007, were as follows:

Tax-Managed International	2008	2007
Distributions paid from:
Ordinary income	$137,298,624	$143,559,477
Net long-term capital gains	953,870,770	864,363,924

Total distributions paid	$1,091,169,394	$1,007,923,401

International	2008	2007
Distributions paid from:
Ordinary income	$69,148,958	$67,882,580
Net long-term capital gains	452,837,918	427,641,169

Total distributions paid	$521,986,876	$495,523,749

As of September 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Ordinary Income	Long-Term Capital Gain		Accumulated Capital and Other Gains (Losses)(a)		Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
Tax-Managed International	$163,009,851	$–	0 –	$–	0 –	$(1,262,980,666)	$(1,099,970,815)
International	74,674,851	–	0 –	–	0 –	(694,838,095)	(620,163,244)

(a)	Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year

48	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

ended September 30, 2008, the Tax-Managed International Portfolio and International Portfolio deferred to October 1, 2008 post-October capital losses of $109,108,138 and $46,282,829, respectively.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and mark to market on passive foreign investment companies.

(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to post-October loss deferrals.

NOTE 7.

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	49

Notes to Financial Statements

disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE 8.

Recent Accounting Pronouncement

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Portfolios’ financial statements.

50	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class A
Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30,	January 30, 2004(a) to September 30, 2004
2008	2007	2006	2005

Net asset value, beginning of period	$ 16.37	$ 29.45	$ 27.03	$ 24.61	$ 20.38	$ 19.74

Income From Investment Operations
Investment income, net(b)(c)	.05	.42	.47	.40	.27	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(5.77)	(10.10)	5.55	3.76	4.40	.55
Contributions from Adviser	.00	(d)	– 0	–	.00	(d)	.00	(d)	– 0	–	– 0	–

Total from investment operations	(5.72)	(9.68)	6.02	4.16	4.67	.64

Less: Dividends and Distributions
Dividends from taxable net investment income	(.43)	(.40)	(.43)	(.31)	(.16)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(3.00)	(3.17)	(1.43)	(.28)	– 0	–

Total dividends and distributions	(.43)	(3.40)	(3.60)	(1.74)	(.44)	– 0	–

Net asset value, end of period	$ 10.22	$ 16.37	$ 29.45	$ 27.03	$ 24.61	$ 20.38

Total return(e)	(35.24)%	(36.89)%	24.11%	17.97%	23.24%	3.24%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$5,408	$9,101	$7,325	$3,341	$2,677	$133
Average net assets (000 omitted)	$6,083	$6,673	$4,865	$3,647	$1,136	$65
Ratio of expenses to average net assets, net of waiver	1.56	%*	1.38%	1.28%	1.36	%(f)	1.57%	1.59	%*
Ratio of expenses to average net assets, before waiver	1.56	%*	1.43%	1.44%	1.66	%(f)	2.61%	11.01	%*
Ratio of net investment income to average net assets(b)	.84	%*	1.90%	1.69%	1.52	%(f)	1.22%	.77	%*
Portfolio turnover rate	43%	70%	52%	67%	53%	71%

See footnote summary on page 57.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	51

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class B
Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30,	January 30, 2004(a) to September 30, 2004
2008	2007	2006	2005

Net asset value, beginning of period	$ 16.03	$ 28.92	$ 26.73	$ 24.39	$ 20.29	$ 19.74

Income From Investment Operations
Investment income, net(b)(c)	.00	(d)	.29	.23	.25	.12	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(5.68)	(9.95)	5.51	3.69	4.36	.53
Contributions from Adviser	.00	(d)	– 0	–	.00	(d)	.00	(d)	– 0	–	– 0	–

Total from investment operations	(5.68)	(9.66)	5.74	3.94	4.48	.55

Less: Dividends and Distributions
Dividends from taxable net investment income	(.20)	(.23)	(.38)	(.17)	(.10)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(3.00)	(3.17)	(1.43)	(.28)	– 0	–

Total dividends and distributions	(.20)	(3.23)	(3.55)	(1.60)	(.38)	– 0	–

Net asset value, end of period	$ 10.15	$ 16.03	$ 28.92	$ 26.73	$ 24.39	$ 20.29

Total return(e)	(35.55)%	(37.34)%	23.23%	17.14%	22.37%	2.79%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$248	$380	$647	$573	$179	$55
Average net assets (000 omitted)	$290	$587	$613	$372	$128	$29
Ratio of expenses to average net assets, net of waiver	2.31	%*	2.03%	2.00%	2.07	%(f)	2.27%	2.26	%*
Ratio of expenses to average net assets, before waiver	2.31	%*	2.09%	2.16%	2.37	%(f)	3.31%	11.67	%*
Ratio of net investment income to average net assets(b)	.02	%*	1.27%	.84%	.95	%(f)	.52%	.21	%*
Portfolio turnover rate	43%	70%	52%	67%	53%	71%

See footnote summary on page 57.

52	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class C
Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30,	January 30, 2004(a) to September 30, 2004
2008	2007	2006	2005

Net asset value, beginning of period	$ 16.02	$ 28.90	$ 26.71	$ 24.37	$ 20.28	$ 19.74

Income From Investment Operations
Investment income (loss), net(b)(c)	(.00	)(d)	.30	.26	.20	.10	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(5.67)	(9.95)	5.48	3.74	4.37	.53
Contributions from Adviser	.00	(d)	– 0	–	.00	(d)	.00	(d)	– 0	–	– 0	–

Total from investment operations	(5.67)	(9.65)	5.74	3.94	4.47	.54

Less: Dividends and Distributions
Dividends from taxable net investment income	(.20)	(.23)	(.38)	(.17)	(.10)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(3.00)	(3.17)	(1.43)	(.28)	– 0	–

Total dividends and distributions	(.20)	(3.23)	(3.55)	(1.60)	(.38)	– 0	–

Net asset value, end of period	$ 10.15	$ 16.02	$ 28.90	$ 26.71	$ 24.37	$ 20.28

Total return(e)	(35.51)%	(37.33)%	23.24%	17.16%	22.33%	2.74%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,257	$2,612	$4,773	$2,480	$678	$166
Average net assets (000 omitted)	$1,700	$4,080	$3,687	$1,310	$446	$96
Ratio of expenses to average net assets, net of waiver	2.27	%*	2.03%	1.99%	2.07	%(f)	2.27%	2.29	%*
Ratio of expenses to average net assets, before waiver	2.27	%*	2.09%	2.15%	2.37	%(f)	3.31%	11.70	%*
Ratio of net investment income (loss) to average net assets(b)	(.01	)%*	1.31%	.95%	.82	%(f)	.46%	.09	%*
Portfolio turnover rate	43%	70%	52%	67%	53%	71%

See footnote summary on page 57.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	53

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class A
Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30,	January 30, 2004(a) to September 30, 2004
2008	2007	2006	2005

Net asset value, beginning of period	$ 16.37	$ 29.17	$ 26.99	$ 23.18	$ 18.91	$ 18.21

Income From Investment Operations
Investment income, net(c)	.05	.46	.40	.30	(b)	.19	(b)	.10	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(5.84)	(9.85)	5.60	3.80	4.23	.60
Contributions from Adviser	– 0	–	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Total from investment operations	(5.79)	(9.39)	6.00	4.10	4.42	.70

Less: Dividends and Distributions
Dividends from taxable net investment income	(.39)	(.37)	(.47)	(.29)	(.15)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(3.04)	(3.35)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.39)	(3.41)	(3.82)	(.29)	(.15)	– 0	–

Net asset value, end of period	$ 10.19	$ 16.37	$ 29.17	$ 26.99	$ 23.18	$ 18.91

Total return(e)	(35.63)%	(36.24)%	24.25%	17.89%	23.51%	3.84%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$16,830	$32,517	$49,745	$34,589	$28,354	$3,123
Average net assets (000 omitted)	$21,730	$44,005	$40,926	$30,416	$11,570	$1,711
Ratio of expenses to average net assets, net of waiver	1.60	%*	1.42%	1.42%	1.53	%(f)	1.62%	1.65	%*
Ratio of expenses to average net assets, before waiver	1.60	%*	1.42%	1.42%	1.53	%(f)	1.64%	1.93	%*
Ratio of net investment income to average net assets	.79	%*	2.00%	1.47%	1.18	%(b)(f)	.95	%(b)	.89	%*(b)
Portfolio turnover rate	47%	53%	59%	73%	61%	92%

See footnote summary on page 57.

54	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class B
Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30,	January 30, 2004(a) to September 30, 2004
2008	2007	2006	2005

Net asset value, beginning of period	$ 16.12	$ 28.77	$ 26.74	$ 22.94	$ 18.81	$ 18.21

Income From Investment Operations
Investment income, net(c)	.00	(d)	.26	.21	.16	(b)	.09	(b)	.03	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(5.76)	(9.67)	5.52	3.75	4.15	.57
Contributions from Adviser	– 0	–	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Total from investment operations	(5.76)	(9.41)	5.73	3.91	4.24	.60

Less: Dividends and Distributions
Dividends from taxable net investment income	(.23)	(.20)	(.35)	(.11)	(.11)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(3.04)	(3.35)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.23)	(3.24)	(3.70)	(.11)	(.11)	– 0	–

Net asset value, end of period	$ 10.13	$ 16.12	$ 28.77	$ 26.74	$ 22.94	$ 18.81

Total return(e)	(35.89)%	(36.65)%	23.32%	17.11%	22.64%	3.30%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,531	$2,733	$5,831	$4,662	$2,681	$909
Average net assets (000 omitted)	$1,839	$4,667	$5,562	$3,686	$1,918	$528
Ratio of expenses to average net assets, net of waiver	2.38	%*	2.11%	2.12%	2.24	%(f)	2.31%	2.35	%*
Ratio of expenses to average net assets, before waiver	2.38	%*	2.11%	2.12%	2.24	%(f)	2.33%	2.64	%*
Ratio of net investment income to average net assets	.02	%*	1.12%	.76%	.62	%(b)(f)	.42	%(b)	.30	%*(b)
Portfolio turnover rate	43%	53%	59%	73%	61%	92%

See footnote summary on page 57.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	55

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class C
Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30,	January 30, 2004(a) to September 30, 2004
2008	2007	2006	2005

Net asset value, beginning of period	$ 16.13	$ 28.79	$ 26.75	$ 22.95	$ 18.82	$ 18.21

Income From Investment Operations
Investment income, net(c)	.00	(d)	.28	.24	.14	(b)	.08	(b)	.02	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(5.76)	(9.70)	5.50	3.77	4.16	.59
Contributions from Adviser	– 0	–	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Total from investment operations	(5.76)	(9.42)	5.74	3.91	4.24	.61

Less: Dividends and Distributions
Dividends from taxable net investment income	(.23)	(.20)	(.35)	(.11)	(.11)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(3.04)	(3.35)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.23)	(3.24)	(3.70)	(.11)	(.11)	– 0	–

Net asset value, end of period	$ 10.14	$ 16.13	$ 28.79	$ 26.75	$ 22.95	$ 18.82

Total return(e)	(35.87)%	(36.66)%	23.35%	17.10%	22.63%	3.35%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$8,560	$16,000	$29,367	$15,985	$10,840	$4,660
Average net assets (000 omitted)	$10,528	$25,112	$22,751	$12,210	$9,218	$2,586
Ratio of expenses to average net assets, net of waiver	2.32	%*	2.12%	2.12%	2.24	%(f)	2.31%	2.35	%*
Ratio of expenses to average net assets, before waiver	2.32	%*	2.12%	2.12%	2.24	%(f)	2.33%	2.63	%*
Ratio of net investment income to average net assets	.06	%*	1.19%	.90%	.58	%(b)(f)	.38	%(b)	.18	%*(b)
Portfolio turnover rate	47%	53%	59%	73%	61%	92%

See footnote summary on page 57.

56	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

*	Annualized.

(a) Commencement of distribution.

(b)	Net of expenses waived by the Transfer Agent.

(c)	Based on average shares outstanding.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

See	notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	57

Financial Highlights

BOARD OF DIRECTORS

Rosalie J. Wolf(1), Chairman

Marilyn G. Fedak, President

Irwin Engelman(1)(2)

Bart Friedman(1)(3)

William Kristol(1)(3)

Donald K. Peterson(1)(3)

Thomas B. Stiles, II(1)(3)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Ave. New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

(3)	Member of the Governance, Nominating and Compensation Committee.

†	For the AllianceBernstein International and AllianceBernstein Tax-Managed International Portfolios, Classes A, B and C shares only.

58	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Board of Directors

BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENTS

The Fund’s Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuance of the Investment Management Agreement between the Sanford C. Bernstein Fund (the “Fund”), on behalf of each of its portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 23, 2008.

The process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser commenced following receipt by the Adviser of a letter dated August 20, 2008, from counsel to the Independent Directors. The letter contained a preliminary list of information requested by the Independent Directors to conduct their annual review. The Directors received and evaluated extensive materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2008. In addition, the Independent Directors received materials prepared by the Senior Officer, as described below. On September 24, 2008, the Directors held an in-person meeting to discuss their review of the Investment Management Agreement. The Directors discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer. On October 15, 2008, the Independent Directors met via telephone conference call to continue their review of the Investment Management Agreement and on October 22-23, 2008, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. The Board approved the continuation of the Investment Management Agreement for an additional annual term on its current terms.

In approving the continuation of the Investment Management Agreement, the Board of Directors considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuance of the Investment Management Agreement would be in the best interests of each respective Portfolio.

The Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	59

Board’s Consideration of Investment Management Arrangements

Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data. Where applicable, the Board considered similarities and differences between each Portfolio and the other funds in its respective peer group. The Senior Officer also performed analyses of the advisory fees based upon hypothetical fee structures and asset levels, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the proposed fees as described above, the Board concluded that the current fees were reasonable.

Nature, Extent and Quality of Services

The Directors, including the Independent Directors, considered their knowledge of the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience and the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Fund. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Fund and the background and experience of the Adviser’s senior management. The Board also reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio. The Board considered the allocation of responsibilities as well as the factors which impacted the making and implementing of investment decisions for the Portfolios. The Board then reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Fund and noted that such staff was sufficient to ensure a high level of quality service to the Fund.

60	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Board’s Consideration of Investment Management Arrangements

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index (the Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios). The Board was provided with performance data versus each Portfolio’s peer group, both before and after fees for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2008 (“relevant periods”) and versus each Portfolio’s benchmark index, after fees, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2008. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Lipper. The Directors also receive detailed comparative performance information for the Fund’s Portfolios at each regular Board meeting during the year.

The Board noted that, in the case of the Short Duration Plus Portfolio, the benchmark index included significantly more Treasury securities than the Portfolio and that this difference had a substantial effect on the performance of the Portfolio relative to its benchmark index and peer group.

The Board concluded that it was satisfied with the nature, quality and extent of the services provided by the Adviser.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Fund. The materials provided to the Independent Directors included a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2006 and 2007 which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation from the independent consultant who reviewed the Adviser’s methods of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The Directors noted, in particular, that the profitability of the Adviser during 2008 was likely to be considerably less than its profitability during 2007, in light of the significant declines in assets under management.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	61

Board’s Consideration of Investment Management Arrangements

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Fund was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors noted that they had previously considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry.

The Board concluded that any economies of scale were appropriately being shared in light of, among other things, each Portfolio’s breakpoint arrangements as currently in effect as described below.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account not only the advisory fees payable by the Portfolios, but also so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, transfer agency fees paid by the retail share classes of certain Portfolios to a wholly owned subsidiary of the Adviser and brokerage commissions paid by certain Portfolios to brokers affiliated with the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement, without change to the Portfolios’ fee schedules (set forth below), for an additional annual term:

Advisory Fee Schedule
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

62	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Board’s Consideration of Investment Management Arrangements

Advisory Fee Schedule
U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion

International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	63

Board’s Consideration of Investment Management Arrangements

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

1	It should be noted that the Senior Officer’s evaluation was completed on October 8, 2008.

2	Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Advisor Class shares of the Portfolios unless otherwise indicated.

64	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement:

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[3]
Tax-Managed International Portfolio	First $1 billion Next $3 billion Next $2 billion Next $2 billion Next $2 billion On the balance	0.925 0.850 0.800 0.750 0.650 0.600	% % % % % %

International Portfolio	First $1 billion Next $3 billion Next $2 billion Next $2 billion On the balance	0.925 0.850 0.800 0.750 0.650	% % % % %

Emerging Markets Portfolio	First $1 billion Next $1 billion Next $1 billion Next $3 billion On the balance	1.175 1.050 1.000 0.900 0.850	% % % % %

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

	First $750 million On the balance	0.450 0.450	% %

Intermediate Duration Portfolio	First $1 billion Next $2 billion Next $2 billion Next $2 billion On the balance	0.500 0.450 0.400 0.350 0.300	% % % % %

California Municipal Portfolio Diversified Municipal Portfolio New York Municipal Portfolio	First $1 billion Next $2 billion Next $2 billion On the balance	0.500 0.450 0.400 0.350	% % % %

3	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	65

The Portfolios’ net assets on September 30, 2008 and 2007 are set forth below:

Portfolio	Net Assets 9/30/08 ($MM)	Net Assets 9/30/07 ($MM)
Tax-Managed International Portfolio	$6,043.5	$9,509.3
International Portfolio	$2,841.3	$4,403.7
Emerging Markets Portfolio	$1,953.6	$3,231.5
U.S. Government Short Duration Portfolio	$115.4	$81.2
Short Duration Plus Portfolio	$425.9	$407.0
Intermediate Duration Portfolio	$4,892.8	$5,064.2
Short Duration California Municipal Portfolio	$141.4	$80.6
Short Duration Diversified Municipal Portfolio	$330.8	$251.5
Short Duration New York Municipal Portfolio	$162.5	$111.6
California Municipal Portfolio	$1,419.2	$1,427.6
Diversified Municipal Portfolio	$5,163.4	$4,740.7
New York Municipal Portfolio	$1,889.2	$1,787.6

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in basis points of the advisory fee changes made since October 2004 for each Portfolio. It should be noted that the estimated fees are based on September 30, 2008 net assets.

	Effective Adv. Fee (%)
Portfolio	As of October 2004	Current Fee Schedule	Difference
Tax-Managed International Portfolio	0.908%	0.845%	0.063%
International Portfolio	0.935%	0.876%	0.059%
Emerging Markets Portfolio	1.189%	1.139%	0.050%
U.S. Government Short Duration Portfolio	0.500%	0.450%	0.050%
Short Duration Plus Portfolio	0.500%	0.450%	0.050%
Intermediate Duration Portfolio	0.460%	0.450%	0.011%
Short Duration California Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	0.050%
California Municipal Portfolio	0.485%	0.485%	0.000%
Diversified Municipal Portfolio	0.460%	0.437%	0.023%
New York Municipal Portfolio	0.476%	0.476%	0.000%

66	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Set forth below are the Portfolios’ total expense ratios, annualized for the period from October 1, 2007 through June 30, 2008:

Portfolio	Total Expense Ratio[4]			Fiscal Year End
Tax-Managed International Portfolio	Advisor Class A Class B Class C	1.12 1.25 1.95 1.95	% % % %	September 30

International Portfolio	Advisor Class A Class B Class C	1.18 1.41 2.11 2.11	% % % %	September 30

Emerging Markets Portfolio	Advisor	1.51%		September 30

U.S. Government Short Duration Portfolio	Advisor	0.73%		September 30

Short Duration Plus Portfolio	Advisor Class A Class B Class C	0.65 0.98 1.68 1.68	% % % %	September 30

Intermediate Duration Portfolio	Advisor	0.57%		September 30

Short Duration California Municipal Portfolio	Advisor	0.70%		September 30

Short Duration Diversified Municipal Portfolio	Advisor	0.63%		September 30

Short Duration New York Municipal Portfolio	Advisor	0.67%		September 30

California Municipal Portfolio	Advisor Class A Class B Class C	0.62 0.91 1.61 1.61	% % % %	September 30

Diversified Municipal Portfolio	Advisor Class A Class B Class C	0.57 0.83 1.53 1.53	% % % %	September 30

New York Municipal Portfolio	Advisor Class A Class B Class C	0.61 0.91 1.62 1.61	% % % %	September 30

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies.

4	Annualized.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	67

The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and the legal and reputation risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolios.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2008 net assets.

5	The adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiable vary based upon each client relationship.

68	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio	Net Assets 09/30/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$6,043.5	International Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum Account Size: $50 m	0.405%	0.845%

International Portfolio	$2,841.3	International Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum Account Size: $50 m	0.410%	0.876%

Emerging Markets Portfolio	$1,953.6	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum Account Size: $50 m	0.805%	1.114%

U.S. Government Short Duration Portfolio[6]	$115.4	Low Duration 45 bp on 1st $30 million 18 bp on the balance Minimum Account Size: $25 m	0.250%	0.450%

Short Duration Plus Portfolio	$425.9	Low Duration 45 bp on 1st $30 million 18 bp on the balance Minimum Account Size: $25 m	0.199%	0.450%

Intermediate Duration Portfolio	$4,892.8	U.S. Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum Account Size: $25 m	0.202%	0.441%

Short Duration California Municipal Portfolio	$141.4	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $5 m	0.200%	0.450%

6	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and Agency securities.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	69

Portfolio	Net Assets 09/30/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Short Duration Diversified Municipal Portfolio	$330.8	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $5 m	0.165%	0.450%

Short Duration New York Municipal Portfolio	$162.5	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $5 m	0.193%	0.450%

California Municipal Portfolio	$1,419.2	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum Account Size: $3 m	0.194%	0.485%

Diversified Municipal Portfolio	$5,163.4	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum Account Size: $3 m	0.189%	0.437%

New York Municipal Portfolio	$1,889.2	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum Account Size: $3 m	0.192%	0.476%

With respect to International Portfolio, the Senior Officer compared the difference between the advisory fee charged to the Portfolio and the fee charged to the corresponding institutional account (herein referred to as the “spread”) and the spreads of the Portfolio’s group of Lipper peers. 7 The result of that comparison was discussed with the Board of Directors.

7	Group peers selected by Lipper from the 2007 Lipper 15(c) Report.

70	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory schedule of these funds, implemented in January 2004, as a result of the AoD between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the same fee schedule. In addition to the fee schedules of certain of those categories applicable to the Portfolios, set forth below are what would have been the effective advisory fees of the Portfolios had the AMBF fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2008 net assets.

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.683%	0.845%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.738%	0.876%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.114%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio[8]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.476%	0.441%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

8	The Adviser also manages Sanford C. Bernstein Fund II—Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. SCB II is charged by the Adviser an advisory fee rate 0.50% on the first $1 billion and 0.45% thereafter. SCB II has an expense cap of 0.45%, which effectively reduces the advisory fee.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	71

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.485%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.423%	0.437%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.476%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg fund that has a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[9]
Emerging Markets Portfolio	Emerging Markets Value Class A Class I (Institutional)	1.70% 0.90%

The AllianceBernstien Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	ITM Fee
Emerging Markets Portfolio	Emerging Markets Growth Equity Fund F10	0.80%

	Emerging Markets Stock A / B	0.90%

	Bernstein Emerging Markets Growth Stock F / FB10	0.80%

9	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

10	The ITM fund is privately placed or institutional.

72	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the portfolios. Also shown are what would have been the effective advisory fees of the Portfolios had the fee schedule of the sub-advisory relationships been applicable to the Portfolios and the Portfolios’ advisory fees based on September 30, 2008 net assets:

Portfolio		Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	Client #1	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.458%	0.845%

	Client #2	0.80% on first $25 million 0.65% on next $25 million 0.55% on next $50 million 0.45% on next $100 million 0.40% thereafter	0.405%	0.845%

International Portfolio	Client #3	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.523%	0.876

	Client #4	0.80% on first $25 million 0.65% on next $25 million 0.55% on next $50 million 0.45% on next $100 million 0.40% thereafter	0.410%	0.876%

Emerging Markets Portfolio	Client #5[11]	1.00% on first $25 million 0.90% on first $25 million 0.75% thereafter	0.774%	1.114%

	Client #6	0.75% on first $50 million 0.55% on next $50 million 0.50% on next $300 million 0.45% thereafter	0.468%	1.114%

	Client #7	0.425%	0.425%	1.114%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these

11	The fee schedule is applicable to the client account if assets are at least $65 million. If assets are less than $65 million, the fee charged to the client is 0.90%.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	73

sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations. Finally, while it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such discounted fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to manage investment company assets.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included each Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)12 at the approximate current asset level of the subject Portfolio.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of the Portfolios had an insufficient number of comparable peers, in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Portfolios’ EGs to include peers with a different load type,14 and for certain Portfolios, a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the Portfolios’ EGs, under Lipper’s standard

12	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

13	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

14	The EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end load and no-load. It should be noted that the expansion of the Portfolios’ EUs was not requested by the Adviser or the Senior Officer. They requested that only the EGs be expanded.

74	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

guidelines, the Portfolios’ Lipper Expense Universes (“EU”)15 were also expanded to include the universes of peers that had a similar but not the same Lipper investment objective/classification and load type.

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
Tax-Managed International Portfolio[16]	0.820	0.820	8/15
International Portfolio[16]	0.870	0.825	9/14
Emerging Markets Portfolio	1.080	1.171	5/15
U.S. Government Short Duration Portfolio	0.450	0.495	4/16
Short Duration Plus Portfolio	0.450	0.465	7/19
Intermediate Duration Portfolio	0.436	0.442	7/14
Short Duration California Municipal Portfolio[16]	0.450	0.565	2/9
Short Duration Diversified Municipal Portfolio	0.450	0.478	6/15
Short Duration New York Municipal Portfolio[16]	0.450	0.554	2/9
California Municipal Portfolio[16]	0.484	0.573	5/16
Diversified Municipal Portfolio[16]	0.436	0.433	7/12
New York Municipal Portfolio[16]	0.476	0.561	5/16

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of their EGs and EUs. The Portfolios’ rankings are also shown. Pro-forma total expense ratios are also shown for U.S. Government Short Duration Portfolios and Short Duration Plus Portfolio (in bold and italicized):17

Portfolio	Expense Ratio (%)[18]	Lipper Exp. Group Median (%)	EG Rank	Lipper Exp. Universe Median (%)	EU Rank
Tax-Managed International Portfolio[19]	1.119	1.161	6/15	1.251	94/314

International Portfolio[19]	1.185	1.159	8/14	1.251	122/314

Emerging Markets Portfolio	1.528	1.601	5/15	1.601	59/137

15	Lipper describes an EU as a broader group consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. A “normal” EU will include funds that have the same investment objective/classification as the subject fund. Except for asset size comparability, Lipper uses the same criteria for selecting EG peers when selecting EU peers. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	The Portfolio’s EG was expanded with respect to investment classification/objective by Lipper a the request of the Senior Officer and the Adviser.

17	Pro-forma shows what the total expense ratio of a Portfolio would have been had changes to the Portfolio’s advisory fee schedule been applicable to the Portfolio for the full fiscal year.

18	Except for pro-forma total expense ratios, the expense ratios are for the most recently completed fiscal year Advisor Class.

19	The Portfolio’s EU was expanded with respect to investment classification/objective by Lipper under standard Lipper guidelines.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	75

Portfolio	Expense Ratio (%)[18]	Lipper Exp. Group Median (%)	EG Rank	Lipper Exp. Universe Median (%)	EU Rank
U.S. Government Short Duration Portfolio	0.774	0.769	9/16	0.730	29/50
Pro-forma	0.724	0.769	5/16	0.730	25/50

Short Duration Plus Portfolio	0.652	0.741	5/19	0.719	49/116
Pro-forma	0.622	0.741	3/19	0.719	40/116

Intermediate Duration Portfolio	0.578	0.711	1/14	0.742	74/270

Short Duration California Municipal Portfolio[19]	0.728	0.750	4/9	0.714	11/19

Short Duration Diversified Municipal Portfolio	0.657	0.603	9/15	0.586	24/37

Short Duration New York Municipal Portfolio[19]	0.691	0.750	3/9	0.714	8/19

California Municipal Portfolio[19]	0.621	0.744	5/16	0.751	24/120

Diversified Municipal Portfolio[19]	0.578	0.588	6/12	0.650	36/114

New York Municipal Portfolio[19]	0.612	0.744	5/16	0.751	23/120

Based on this analysis, nine of the twelve Portfolios have a lower contractual management fee than each of their respective EG medians. Tax-Managed International Portfolio has a contractual management fee equal to the Portfolio’s EG median. International Portfolio and Diversified Municipal Portfolio have a slightly higher contractual management fee than each of their respective EG medians. Ten of the twelve Portfolios have a lower total expense ratio compared to each of their respective EG medians. International Portfolio and Short Duration Diversified Portfolio have a higher total expense ratio compared to their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

18	Except for pro-forma total expense ratios, the expense ratios are for the most recently completed fiscal year Advisor Class.

19	The Portfolio’s EU was expanded with respect to investment classification/objective by Lipper under standard Lipper guidelines.

76	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s finance areas provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. The Adviser’s profitability, when including administrating and servicing fees (A&S), increased for the Equity Portfolios during calendar year 2007, relative to 2006. However, the Adviser reported that net assets of the Portfolios are down significantly in 2008. As a result, 2007 profitability may not be representative of the current state of affairs.

The Portfolios have a Shareholder Servicing Agreement with the Adviser where the Adviser pays expenses it incurs in providing shareholder servicing to the Portfolios. Under the Shareholder Servicing Agreement, except for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio (the “Equity Portfolios”), which pays 0.25%, the remaining Portfolios, which are primarily invested in fixed income securities (the “Fixed Income Portfolios”), pay 0.10% of the Portfolios’ daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement in the Portfolios’ most recently completed fiscal year:

Portfolio	Shareholder Serving Agreement Fee
Tax-Managed International Portfolio	$21,428,663
International Portfolio	$9,731,511
Emerging Markets Portfolio	$6,651,437
U.S. Government Short Duration Portfolio	$83,785
Short Duration Plus Portfolio	$355,957
Intermediate Duration Portfolio	$4,592,670
Short Duration California Municipal Portfolio	$77,929
Short Duration Diversified Municipal Portfolio	$219,160
Short Duration New York Municipal Portfolio	$106,936
California Municipal Portfolio	$1,294,527
Diversified Municipal Portfolio	$4,174,406
New York Municipal Portfolio	$1,608,192

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	77

brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. Except for Short Duration Plus Portfolio, the retail classes make up a relatively small percentage of each of those Portfolios’ total net assets:

	Retail Classes Net Assets 09/30/08 ($MM)
Portfolio	Class A	Class B	Class C	Total Retail	Retail Classes Net Assets as a % of Total Net Assets
Tax-Managed International Portfolio	$9.1	$0.4	$2.6	$12.1	0.20%
International Portfolio	$32.8	$2.8	$16.1	$51.6	1.82%
Short Duration Plus Portfolio	$32.8	$9.1	$15.9	$57.8	13.58%
California Municipal Portfolio	$29.5	$6.7	$17.4	$53.6	3.78%
Diversified Municipal Portfolio	$45.7	$12.6	$32.6	$90.8	1.76%
New York Municipal Portfolio	$37.9	$12.6	$17.6	$68.2	3.61%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:

Portfolio	Amount Received
Tax-Managed International Portfolio	$1,978
International Portfolio	$8,790
Short Duration Plus Portfolio	$1,269
California Municipal Portfolio	$117
Diversified Municipal Portfolio	$2,390
New York Municipal Portfolio	$1,023

78	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$1,978	$2,571
International Portfolio	$8,790	$13,005
Short Duration Plus Portfolio	$1,269	$25,736
California Municipal Portfolio	$117	$2,538
Diversified Municipal Portfolio	$2,390	$11,897
New York Municipal Portfolio	$1,023	$11,629

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent of the retail classes of the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2007 in comparison to 2006. During the Portfolios’ most recently completed fiscal year, ABIS received the following net fees from the retail classes of the Portfolios:20

Portfolio	ABIS Fee	Expense Offset
Tax-Managed International Portfolio[21]	$3,219	$269
International Portfolio	$33,671	$3,263
Short Duration Plus Portfolio	$34,190	$3,832
California Municipal Portfolio	$18,000	$533
Diversified Municipal Portfolio	$26,767	$1,970
New York Municipal Portfolio	$18,493	$1,463

Certain of the Portfolios effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with these Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed onto to any SCB client.

20	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account.

21	With respect to Tax-Managed International Portfolio, ABIS voluntarily agreed to waive a portion of its fees in the amount of $14,781.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	79

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,22 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli23 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with higher levels of assets and funds from larger family sizes compared to funds with smaller asset levels and funds from smaller family sizes, which according to the independent consultant is indicative of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds reached higher levels of assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $675 billion as of August 31, 2008, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios24 relative to the medians of the

22	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

23	The Deli study was originally published in 2002 based on 1997 data.

24	The gross performance returns are for the Advisor class shares of the Portfolios and were provided by Lipper.

80	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)25 for the periods ended June 30, 2008.26 Also shown are the gross performance rankings of the Portfolios.

	Portfolio Return (%)	PG Median (%)	PU Median (% )	PG Rank	PU Rank
Tax-Managed International Portfolio
1 Year	-12.57	-7.94	-8.47	10/11	228/273
3 Year	12.69	13.53	14.73	6/10	146/186
5 Year	15.30	16.87	17.12	7/9	112/133
10 Year	7.90	7.70	7.40	3/6	25/68

International Portfolio
1 Year	-11.50	-9.22	-8.56	8/10	216/274
3 Year	13.24	14.38	14.65	7/10	124/187
5 Year	15.78	17.29	17.11	7/9	106/134

Emerging Markets Portfolio
1 Year	3.61	3.61	5.30	8/15	128/201
3 Year	26.70	28.74	28.08	11/15	96/141
5 Year	34.48	32.58	31.98	2/15	9/120
10 Year	21.43	16.68	16.74	2/12	10/70

U.S. Government Short Duration Portfolio
1 Year	6.07	6.76	6.59	11/16	41/65
3 Year	4.49	4.82	4.84	14/16	50/61
5 Year	3.35	3.50	3.55	13/15	49/56
10 Year	4.85	4.89	4.91	8/12	25/42

Short Duration Plus Portfolio
1 Year	0.52	4.31	3.92	18/19	138/184
3 Year	2.94	4.40	4.12	17/19	115/153
5 Year	2.56	3.39	3.28	17/19	87/114
10 Year	4.49	4.65	4.89	8/12	50/68

Intermediate Duration Portfolio
1 Year	5.09	3.36	5.23	3/14	213/406
3 Year	4.00	3.28	3.96	4/14	157/331
5 Year	4.09	3.73	3.99	5/13	116/274
10 Year	5.44	5.66	5.70	7/10	104/146

25	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU. In addition, the Portfolios’ PGs/PUs only include funds of the same Lipper investment objective/classification as the Portfolios, in contrast to certain of their EGs/EUs, which may include funds of similar but not the same investment objective/classification.

26	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	81

	Portfolio Return (%)	PG Median (%)	PU Median (% )	PG Rank	PU Rank
Short Duration California Municipal Portfolio
1 Year	4.78	4.32	3.97	1/5	3/14
3 Year	3.58	3.41	3.35	2/5	3/9
5 Year	2.86	3.05	3.20	4/4	6/6
10 Year	3.57	4.22	4.24	3/3	5/5

Short Duration Diversified Municipal Portfolio
1 Year	4.73	4.69	4.49	6/15	12/43
3 Year	3.67	3.49	3.54	1/15	8/40
5 Year	2.98	2.86	2.86	2/11	10/34
10 Year	3.79	3.79	3.82	5/9	11/18

Short Duration New York Municipal Portfolio
1 Year	4.71	4.71	4.69	3/5	5/11
3 Year	3.61	3.39	3.30	1/4	2/10
5 Year	2.98	2.80	2.77	1/4	2/9
10 Year	3.65	4.04	4.07	4/4	9/9

California Municipal Portfolio
1 Year	4.82	4.34	3.98	2/6	6/28
3 Year	3.36	3.25	3.13	1/6	3/28
5 Year	3.26	3.33	3.16	4/6	10/28
10 Year	4.40	4.68	4.69	4/4	16/16

Diversified Municipal Portfolio
1 Year	5.10	3.74	4.29	1/10	21/109
3 Year	3.38	3.09	3.21	2/10	22/95
5 Year	3.29	3.30	3.21	6/10	38/84
10 Year	4.55	4.66	4.69	5/7	44/60

New York Municipal Portfolio
1 Year	5.01	5.00	4.99	1/2	7/17
3 Year	3.40	3.29	3.18	1/2	6/17
5 Year	3.34	3.21	3.30	1/2	6/16
10 Year	4.56	4.56	4.80	1/1	11/11

82	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold)27 versus their benchmarks.28 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown. 29

	Periods Ending June 30, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Tax-Managed International Portfolio	-13.54	11.42	13.95	6.61	9.40	14.83	0.26	10
MSCI EAFE Index[30]	-10.61	12.84	16.67	5.83	7.99	14.99	0.21	10
Inception Date: June 22, 1992

International Portfolio	-12.54	11.90	14.36	N/A	7.45	11.34	0.96	5
MSCI EAFE Index	-10.61	12.84	16.67	N/A	5.36	11.38	1.13	5
Inception Date: April 30, 1999

Emerging Markets Portfolio	2.04	24.74	32.33	19.43	11.80	19.33	1.38	5
MSCI Emerging Markets Index[31]	4.63	27.14	29.75	15.26	9.61	18.97	1.30	5
Inception Date: December 15, 1995

27	The performance returns and risk measures shown in the table are for the Advisor class shares of the Portfolios and were provided by the Adviser.

28	The Adviser provided Portfolio and benchmark performance return information for the periods through June 30, 2008.

29	Except Lehman Brothers 5 year GO Municipal Bond Index, which the Senior Officer calculated using standard Lipper methodology, portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

30	Benchmark since inception data is from the nearest month end after the Portfolio’s inception date through June 30, 2008.

31	Benchmark since inception data is from the nearest Thursday after the Portfolio’s inception date through June 30, 2008.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	83

	Periods Ending June 30, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
U.S. Government Short Duration Portfolio	5.24	3.68	2.55	4.06	5.24	1.51	0.39	10
Merrill Lynch 1-3 Year Treasury Index[31]	7.30	4.71	3.29	4.66	5.94	1.69	0.66	10
Inception Date: January 3, 1989

Short Duration Plus Portfolio	-0.15	2.27	1.88	3.80	5.27	1.49	0.13	10
Merrill Lynch 1-3 Year Treasury Index[31]	7.30	4.71	3.29	4.66	5.96	1.69	0.66	10
Inception Date: December 12, 1988

Intermediate Duration Portfolio	4.48	3.40	3.47	4.83	6.67	3.16	0.38	10
Lehman Brothers Aggregate Bond Index[31]	7.12	4.08	3.85	5.68	7.36	3.49	0.59	10
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	4.04	2.81	2.07	2.78	3.15	0.97	-0.91	10
Lehman Brothers 1 Year Municipal Bond Index	4.95	3.49	2.58	3.43	3.83	0.95	-0.21	10
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	4.04	2.97	2.28	3.06	3.40	0.96	-0.59	10
Lehman Brothers 1 Year Municipal Bond Index	4.95	3.49	2.58	3.43	3.83	0.95	-0.21	10
Inception Date: October 3, 1994

31	Benchmark since inception data is from the nearest Thursday after the Portfolio’s inception date through June 30, 2008.

84	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

	Periods Ending June 30, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Short Duration New York Municipal Portfolio	4.02	2.89	2.25	2.89	3.22	0.97	-0.77	10
Lehman Brothers 1 Year Municipal Bond Index	4.95	3.49	2.58	3.43	3.83	0.95	-0.21	10
Inception Date: October 3, 1994

California Municipal Portfolio	4.19	2.72	2.60	3.73	4.90	2.82	0.05	10
Lehman Brothers 5 Year GO Municipal Index[30]	5.91	3.36	2.98	4.47	5.52	2.98	0.34	10
Inception Date: August 6, 1990

Diversified Municipal Portfolio	4.48	2.78	2.68	3.91	5.16	2.77	0.11	10
Lehman Brothers 5 Year GO Municipal Index[30]	5.91	3.36	2.98	4.47	5.63	2.98	0.34	10
Inception Date: January 9, 1989

New York Municipal Portfolio	4.36	2.77	2.70	3.90	5.20	2.87	0.11	10
Lehman Brothers 5 Year GO Municipal Index[30]	5.91	3.36	2.98	4.47	5.63	2.98	0.34	10
Inception Date: January 17, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 18, 2008

30	Benchmark since inception data is from the nearest month end after the Portfolio’s inception date through June 30, 2008.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	85

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National National II* Arizona California Florida Massachusetts Michigan	Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund. Prior to December 1, 2008, National II was named Insured National.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

86	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	87

NOTES

88	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IPTIP-0152-0309

SEMI-ANNUAL REPORT

AllianceBernstein

Short Duration Portfolio

March 31, 2009

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 21, 2009

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Short Duration Portfolio (the “Portfolio”) for the semi-annual reporting period ended March 31, 2009.

Investment Objective and Policies

The Portfolio seeks to provide safety of principal and a moderate rate of return that is subject to taxes. This Portfolio invests at least 80% of its total assets in securities rated A or better by national ratings agencies (or if unrated, determined by AllianceBenstein L.P., the Adviser, to be of comparable quality) and comparably rated commercial paper and notes. The Portfolio may purchase many types of fixed-income securities, including corporate bonds, notes, US Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, loan participations and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in foreign fixed-income securities of issuers in developed or emerging-market countries. The Portfolio also may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment grade.

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. The Portfolio may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Portfolio may moderately shorten its average duration when the Adviser expects interest rates to rise and modestly lengthen its average duration when the Adviser anticipates that rates will fall. The Portfolio may invest, without limit, in derivatives, such as options, futures, forwards and swaps. The Portfolio also may invest up to 20% of its assets in structured instruments, which have characteristics of futures, options, currencies and securities. The Portfolio also may: purchase or sell securities on a forward commitment basis; invest in variable, floating and inverse floating rate investments; invest in zero coupon and interest-only or principal-only securities; and invest in obligations of supranational entities.

Investment Results

The table on page 4 shows the performance of the Portfolio for the six- and 12-month periods ended March 31, 2009. Also included are returns for the Portfolio’s benchmark, the Merrill Lynch (ML) 1-3 Year Treasury Index.

The Portfolio’s Class A shares without sales charges underperformed the benchmark for both the six- and 12-month periods as Treasury yields fell and spreads widened across all fixed-income markets, resulting from a broad liquidity crisis stemming from the credit crunch. Detracting from the Portfolio’s relative performance for both periods was an underweight in US government debt and exposure to agency mortgage-backed securities (MBS), agency debt, commercial MBS, subprime-related asset-backed securities (ABS) and Alt-A mortgage securities (home loans without

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	1

full documentation), which all underperformed Treasuries. Leverage did not have any meaningful impact on performance.

Market Review and Investment Strategy

The spreading financial crisis and its impact on the global economy drove fixed-income yield spreads sharply wider during the reporting period ended March 31, 2009. Investor risk aversion significantly increased as economic data pointed to a continued deteriorating economy. During the reporting period the US Federal Reserve (the “Fed”) responded to the crisis with multiple interest rate cuts, which aimed to restore confidence in the financial markets and put the economy on firmer footing. The Fed funds rate was reduced, leaving the rate between 0.0% and 0.25% at the end of the reporting period.

There was heightened demand for US Treasuries during the reporting period as investors sought less-risky assets in light of the subprime market volatility. For the six-month reporting period US Treasury holdings outperformed spread sectors on both an absolute and duration-adjusted basis. During the six-month period, the yield on the two-year Treasuries declined 116 basis points to yield 0.80% while the ten-year yield also lost 116 basis points to end the period at 2.67%. Longer maturity US Treasuries (15+ year) at 10.99% outperformed both shorter (1-3 Year) at 1.13% and Intermediate-term US Treasuries (5-10 Year) at 7.63% for the six-month period, according to Merrill Lynch.

For the reporting period the Portfolio’s US Investment Grade: Liquid Markets/Structured Products Investment Team (the “Team”) significantly increased its weighting in MBS while also adding exposure to agency debentures. The Team also reduced the Portfolio’s positions in subprime ABS and non-agency mortgages.

2	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Merrill Lynch (ML) 1-3 Year Treasury Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index tracks short-term government securities with maturities between 1 and 2.99 years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio’s assets can be invested in foreign securities, which may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have an impact on the Portfolio’s asset value. To increase yield, the Portfolio can use leverage, a speculative technique, which may increase share price fluctuation. Price fluctuation in the Portfolio’s securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. The Portfolio’s investments in mortgage-related or asset-backed securities may be subjected to prepayment risk. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio may also invest a portion of its assets in below investment-grade securities (i.e. “junk bonds”), which are subject to greater risk than higher-rated securities. While the Portfolio invests in bonds and fixed-income securities, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolio’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein Short Duration Portfolio
Class A	0.43%	-1.27%

Class B*	0.16%	-1.96%

Class C	0.08%	-1.96%

Merrill Lynch 1-3 Year Treasury Index	2.78%	3.61%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note 2.E for additional information.

See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2009
	NAV Returns	SEC Returns	SEC Yields**

Class A Shares			2.88%
1 Year	-1.27%	-5.49%
5 Years	0.98%	0.11%
Since Inception*	1.16%	0.41%

Class B Shares			2.29%
1 Year	-1.96%	-4.83%
5 Years	0.28%	0.28%
Since Inception*	0.46%	0.46%

Class C Shares			2.31%
1 Year	-1.96%	-2.91%
5 Years	0.28%	0.28%
Since Inception*	0.44%	0.44%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2009)
			SEC Returns

Class A Shares
1 Year			-5.49%
5 Years			0.11%
Since Inception*			0.41%

Class B Shares
1 Year			-4.83%
5 Years			0.28%
Since Inception*			0.46%

Class C Shares
1 Year			-2.91%
5 Years			0.28%
Since Inception*			0.44%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.96%, 1.66% and 1.66% for Class A, Class B and Class C, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 5/21/03 for Class A, Class B and Class C shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2009.

See Historical Performance Disclosures on page 3.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	5

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During Period*
Class A
Actual	$1,000	$1,004.33	$4.90
Hypothetical (5% return before expenses)	$1,000	$1,020.04	$4.94
Class B
Actual	$1,000	$1,001.59	$8.53
Hypothetical (5% return before expenses)	$1,000	$1,016.40	$8.60
Class C
Actual	$1,000	$1,000.80	$8.43
Hypothetical (5% return before expenses)	$1,000	$1,016.50	$8.50
*	Expenses are equal to the classes' annualized expense ratios of 0.98%, 1.71% and 1.69%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (reflect the one-half year period).

6	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Fund Expenses

PORTFOLIO SUMMARY

March 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $459.1

*	All data are as of March 31, 2009. The Portfolio’s security type breakdown is expressed as a percentage of the Portfolio's total investments and may vary over time.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	7

Portfolio Summary

PORTFOLIO OF INVESTMENTS

March 31, 2008 (unaudited)

	Principal Amount (000)	U.S. $ Value

AGENCIES – 37.5%
Agency Debentures – 37.5%
Bank of America – FDIC INS 1.70%, 12/23/10	$4,385	$4,413,779
Bank of America Corp. – FDIC INS 2.10%, 4/30/12	3,492	3,499,096
3.125%, 6/15/12	8,320	8,607,431
Citigroup, Inc. – FDIC INS 2.875%, 12/09/11	8,365	8,603,444
Federal Home Loan Banks 1.625%, 3/16/11	16,000	16,057,136
2.25%, 4/13/12	28,900	29,120,651
2.75%, 6/18/10	3,980	4,060,277
3.625%, 9/16/11	800	836,740
Federal Home Loan Mortgage Corp. 2.125%, 3/23/12	960	967,275
2.875%, 4/30/10	10,000	10,187,280
4.125%, 9/27/13	3,380	3,633,737
Series 1 2.375%, 5/28/10	10,000	10,153,300
Federal National Mortgage Association 1.75%, 3/23/11	13,750	13,838,481
2.375%, 5/20/10	10,000	10,151,480
3.25%, 2/10/10	12,000	12,234,888
6.375%, 6/15/09	2,680	2,712,165
7.125%, 6/15/10	12,000	12,875,112
The Goldman Sachs Group, Inc. – FDIC INS 3.25%, 6/15/12	8,285	8,647,734
JP Morgan Chase & Co. – FDIC INS 3.125%, 12/01/11	8,320	8,620,177
Wells Fargo & Co. – FDIC INS 3.00%, 12/09/11	3,068	3,171,993

Total Agencies (cost $169,426,100)		172,392,176

MORTGAGE PASS-THRU’S – 24.1%
Agency Fixed Rate 30-Year – 15.7%
Federal Home Loan Mortgage Corp. Gold Series 2007 6.50%, 12/01/33	3,966	4,215,167
Series 2008 6.00%, 8/01/38	13,184	13,798,059
Federal National Mortgage Association Series 2007 6.50%, 10/01/37	11,176	11,787,383
Series 2008 6.00%, 8/01/38	13,566	14,184,642
6.50%, 12/01/28-10/01/35	10,419	11,109,623

8	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Government National Mortgage Association Series 2002 7.50%, 3/15/32	$373	$406,002
Series 2008 6.50%, 9/15/38	15,856	16,655,471

		72,156,347

Agency ARMS – 7.8%
Federal Home Loan Mortgage Corp. Series 2005 4.783%, 5/01/35(a)	2,481	2,542,763
Series 2006 6.211%, 12/01/36(a)	1,579	1,631,939
Series 2007 5.125%, 9/01/37(a)	2,237	2,284,457
5.914%, 11/01/36(a)	3,064	3,163,792
6.076%, 1/01/37(a)	2,523	2,607,990
Federal National Mortgage Association Series 2005
4.549%, 2/01/35(a)	3,816	3,867,107
Series 2006 4.388%, 1/01/36(a)	2,926	2,960,627
Series 2007 4.389%, 11/01/35(a)	3,736	3,817,707
5.781%, 8/01/37(a)	12,335	12,808,557

		35,684,939

Agency Fixed Rate 15-Year – 0.6%
Federal National Mortgage Association Series 2000 7.50%, 3/01/15	176	185,792
Series 2001 6.00%, 11/01/16-12/01/16	1,079	1,136,310
Series 2002 6.00%, 2/01/17	887	934,073
8.00%, 8/01/16	328	346,999

		2,603,174

Total Mortgage Pass-Thru’s (cost $107,582,159)		110,444,460

CORPORATES – INVESTMENT GRADES – 16.3%
Financial Institutions – 10.0%
Banking – 6.4%
BB&T Corp. 6.50%, 8/01/11	890	898,340
Capital One Bank USA NA 5.00%, 6/15/09	1,220	1,215,825
5.75%, 9/15/10	1,315	1,312,430
Comerica, Inc. 4.80%, 5/01/15	700	517,401

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Credit Suisse USA, Inc. 4.70%, 6/01/09	$1,945	$1,952,031
6.50%, 1/15/12	1,490	1,522,336
Deutsche Bank AG London 5.00%, 10/12/10	1,110	1,113,300
Fifth Third Bancorp 6.25%, 5/01/13	1,970	1,880,919
JP Morgan Chase & Co. 7.875%, 6/15/10	2,035	2,073,685
Marshall & Ilsley Corp. 4.375%, 8/01/09	1,507	1,500,285
Morgan Stanley 6.75%, 4/15/11	2,135	2,136,644
Series MTN 5.625%, 1/09/12	1,070	1,029,571
National City Bank of Cleveland Ohio 6.25%, 3/15/11	1,895	1,858,426
PNC Funding Corp. 4.50%, 3/10/10	1,060	1,056,019
Royal Bank of Canada 5.65%, 7/20/11	2,155	2,296,183
Royal Bank of Scotland Group PLC 6.40%, 4/01/09	711	711,000
Union Planters Corp. 7.75%, 3/01/11	1,134	1,075,699
UnionBanCal Corp. 5.25%, 12/16/13	1,530	1,268,486
US Bancorp 5.30%, 4/28/09	1,920	1,923,652
Wells Fargo & Co. 3.125%, 4/01/09	1,969	1,969,000

		29,311,232

Finance – 1.7%
General Electric Capital Corp. 3.125%, 4/01/09	1,975	1,975,000
HSBC Finance Corp. 4.75%, 4/15/10	2,130	1,994,869
8.00%, 7/15/10	2,045	1,928,668
International Lease Finance Corp. 4.75%, 7/01/09	1,980	1,861,384

		7,759,921

Insurance – 1.4%
Allstate Life Global Funding Trust Series 04-1 4.50%, 5/29/09	852	851,878
Berkshire Hathaway Finance Corp. 4.00%, 4/15/12(b)	2,260	2,256,517
Genworth Financial, Inc. 5.231%, 5/16/09	651	638,839

10	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

UnitedHealth Group, Inc. 4.125%, 8/15/09	$713	$713,667
WellPoint, Inc. 4.25%, 12/15/09	1,900	1,909,287

		6,370,188

Other Finance – 0.1%
ORIX Corp. 5.48%, 11/22/11	920	626,869

REITS – 0.4%
Simon Property Group LP 5.00%, 3/01/12	1,940	1,651,378

		45,719,588

Industrial – 5.9%
Basic – 0.0%
United States Steel Corp. 5.65%, 6/01/13	135	101,948

Capital Goods – 0.8%
Boeing Co. 5.00%, 3/15/14	1,210	1,240,320
Caterpillar Financial Services 4.50%, 6/15/09	1,020	1,021,284
John Deere Capital Corp. 5.25%, 10/01/12	1,355	1,368,191

		3,629,795

Communications – Telecommunications – 1.5%
AT&T, Inc. 4.125%, 9/15/09	1,955	1,972,980
4.85%, 2/15/14	2,000	2,019,042
Verizon New England, Inc. 6.50%, 9/15/11	960	994,845
Vodafone Group PLC 7.75%, 2/15/10	1,800	1,867,650

		6,854,517

Consumer Cyclical – Automotive – 0.8%
Daimler Finance North America LLC 7.20%, 9/01/09	1,730	1,737,368
8.00%, 6/15/10	2,115	2,104,776

		3,842,144

Consumer Non-Cyclical – 1.3%
Avon Products, Inc. 5.625%, 3/01/14	1,040	1,049,924
Baxter FinCo BV 4.75%, 10/15/10	1,690	1,744,567
Diageo Capital PLC 4.375%, 5/03/10	1,834	1,853,906

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Genentech, Inc. 4.40%, 7/15/10	$830	$841,929
Kraft Foods, Inc. 4.125%, 11/12/09	481	486,050

		5,976,376

Energy – 0.4%
Vastar Resources, Inc. 6.50%, 4/01/09	1,875	1,875,000

Services – 0.5%
The Western Union Co. 5.40%, 11/17/11	2,165	2,207,586

Transportation – Railroads – 0.2%
Norfolk Southern Corp. 6.20%, 4/15/09	805	805,183

Transportation – Services – 0.4%
FedEx Corp. 3.50%, 4/01/09	1,970	1,970,000

		27,262,549

Utility – 0.4%
Electric – 0.4%
PPL Electric Utilities Corp. 6.25%, 8/15/09	1,870	1,886,299

Total Corporates – Investment Grades (cost $76,304,060)		74,868,436

COMMERCIAL MORTGAGE-BACKED SECURITIES – 5.8%
Non-Agency Fixed Rate CMBS – 4.9%
Bear Stearns Commercial Mortgage Securities, Inc. Series 2002-TOP6, Class A2 6.46%, 10/15/36	4,331	4,276,257
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	2,550	2,387,958
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A2 4.305%, 8/10/42	3,269	3,148,988
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class A2 4.302%, 1/15/38	2,030	1,743,812
Series 2005-LDP5, Class A2 5.198%, 12/15/44	2,800	2,570,017

12	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

LB-UBS Commercial Mortgage Trust Series 2003-C5, Class A3 4.254%, 7/15/27	$3,535	$3,214,460
Series 2004-C7, Class A2 3.992%, 10/15/29	5,385	5,258,839
Nomura Asset Securities Corp. Series 1998-D6, Class A1B 6.59%, 3/15/30	98	97,491

		22,697,822

Non-Agency Floating Rate CMBS – 0.9%
Commercial Mortgage Pass-Through Certificates Series 2007-FL14, Class C 0.856%, 6/15/22(a)(b)	1,361	537,370
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 1.026%, 10/15/21(a)(b)	2,000	934,107
Series 2007-TFLA, Class A2 0.676%, 2/15/22(a)(b)	3,000	1,596,517
Morgan Stanley Capital I Series 2005-XLF, Class G 0.927%, 8/15/19(a)(b)	454	412,986
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 0.956%, 9/15/21(a)(b)	1,300	301,694
Series 2007-WHL8, Class E 0.956%, 6/15/20(a)(b)	1,000	290,879

		4,073,553

Total Commercial Mortgage-Backed Securities (cost $33,016,694)		26,771,375

ASSET-BACKED SECURITIES – 5.4%
Home Equity Loans-Fixed Rate – 2.3%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.03%, 4/25/33	1,370	1,116,288
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33	1,151	764,433
Series 2004-1, Class AF2 2.645%, 4/25/34	199	183,776
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	1,282	230,396
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB3, Class AF1 2.879%, 12/25/32	933	608,035

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2005-CB4, Class AF2 4.751%, 8/25/35	$2,106	$1,680,576
Series 2005-RP2, Class AF2 5.75%, 9/25/35(b)	1,176	1,149,456
Series 2007-CB4, Class A2A 5.844%, 4/25/37	705	652,298
Flagstar Home Equity Loan Trust Series 2007-1A, Class AF2 5.765%, 1/25/35(b)	2,100	1,265,615
Home Equity Mortgage Trust Series 2006-5, Class A1 5.50%, 1/25/37	1,119	217,564
Household Home Equity Loan Trust Series 2007-1, Class A2F 5.60%, 3/20/36	2,610	2,187,844
Nationstar NIM Trust Series 2007-A, Class A 9.97%, 3/25/37(b)(c)	13	759
Structured Asset Securities Corp. Series 2007-RM1, Class AIO 5.00%, 5/25/47(b)(d)	3,535	612,576

		10,669,616

Credit Cards - Floating Rate – 1.3%
BA Credit Card Trust Series 2006-A10, Class A10 0.536%, 2/15/12(a)	3,745	3,688,225
Chase Issuance Trust FRN Series 2007-A1, Class A1 0.576%, 3/15/13(a)	2,405	2,270,740

		5,958,965

Autos - Floating Rate – 1.0%
Ford Credit Auto Owner Trust Series 2007-B, Class A3B 0.896%, 11/15/11(a)	2,000	1,886,250
GE Dealer Floorplan Master Note Trust Series 2006-2, Class A 0.615%, 4/20/13(a)	3,000	2,627,349

		4,513,599

Home Equity Loans - Floating Rate – 0.8%
ACE Securities Corp. Series 2003-OP1, Class A2 0.882%, 12/25/33(a)	213	166,107
BNC Mortgage Loan Trust Series 2007-2, Class M5 1.422%, 5/25/37(a)	420	7,164
Countrywide Asset-Backed Certificates Series 2003-BC1, Class A1 1.322%, 3/25/33(a)	193	153,129

14	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

HFC Home Equity Loan Asset Backed Certificates Series 2006-1, Class M1 0.825%, 1/20/36(a)	$775	$436,090
Home Equity Mortgage Trust Series 2005-3, Class M1 1.062%, 11/25/35(a)	1,118	1,017,077
Irwin Home Equity Series 2005-C, Class 2A1 0.772%, 4/25/30(a)	55	52,817
Lehman ABS Mortgage Loan Trust Series 2007-1, Class 2A2 0.722%, 6/25/37(a)(b)	1,200	360,394
Lehman XS Trust Series 2005-5N, Class M2 1.172%, 11/25/35(a)	575	7,038
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-5, Class 2A1 1.222%, 10/25/37(a)	1,004	792,311
Newcastle Mortgage Securities Trust Series 2006-1, Class A2 0.642%, 3/25/36(a)	231	226,860
Novastar Home Loan Equity Series 2007-2, Class M1 0.822%, 9/25/37(a)	1,650	32,102
Security National Mortgage Loan Trust Series 2007-1A, Class 1A1 5.91%, 4/25/37(b)	544	540,508

		3,791,597

Other ABS - Floating Rate – 0.0%
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.622%, 2/25/47(a)(b)	635	12,700

Total Asset-Backed Securities (cost $35,106,475)		24,946,477

INFLATION – LINKED SECURITIES – 5.1%
United States – 5.1%
U.S. Treasury Notes 2.00%, 4/15/12 (TIPS)	7,038	7,240,448
3.00%, 7/15/12 (TIPS)	15,207	16,180,708

Total Inflation – Linked Securities (cost $23,113,868)		23,421,156

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CMOS – 3.5%
Agency Fixed Rate – 1.1%
Fannie Mae REMICS Series 2005-86, Class WH 5.00%, 11/25/25	$2,262	$2,307,519
Series 2006-50, Class PA 5.00%, 4/25/27	2,351	2,410,657
Government National Mortgage Association Series 2006-51, Class IO 0.941%, 8/16/46(d)	11,317	529,296

		5,247,472

Non-Agency Floating Rate – 1.1%
American Home Mortgage Investment Trust Series 2005-2, Class 2A1 2.092%, 9/25/45(a)	574	283,672
Countrywide Alternative Loan Trust Series 2006-OA14, Class 3A1 2.483%, 11/25/46(a)	970	312,478
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-25, Class 1A6 1.002%, 2/25/35(a)	1,861	423,271
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-AR1, Class 1A1 0.832%, 8/25/35(a)	669	296,749
Series 2007-OA4, Class 1A1A 0.712%, 8/25/47(a)	894	277,757
Lehman XS Trust Series 2006-3, Class M1 0.972%, 3/25/36(a)	1,150	10,357
Series 2007-2N, Class M1 0.862%, 2/25/37(a)	1,401	13,785
MLCC Mortgage Investors, Inc. Series 2003-F, Class A1 0.842%, 10/25/28(a)	1,370	974,707
Series 2004-A, Class A1 0.752%, 4/25/29(a)	1,139	653,488
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.90%, 2/25/42(a)(b)	1,337	1,260,702
Structured Adjustable Rate Mortgage Loan Trust Series 2005-5, Class A3 0.752%, 5/25/35(a)	140	73,517
Series 2005-9, Class 2A1 3.223%, 5/25/35(a)	471	149,286
WaMu Mortgage Pass Through Certificates Series 2006-AR11, Class 1A 2.593%, 9/25/46(a)	1,013	324,352

16	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2006-AR4, Class 1A1B 2.573%, 5/25/46(a)	$680	$115,603

		5,169,724

Non-Agency Fixed Rate – 0.9%
American Home Mortgage Investment Trust Series 2004-3, Class MF1 5.35%, 10/25/34	1,690	236,533
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2006-AB2, Class A7 5.961%, 6/25/36	300	281,460
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36	879	628,892
Nomura Asset Acceptance Corp. Series 2006-WF1, Class A2 5.755%, 6/25/36	2,980	2,506,212
Structured Asset Securities Corp. Series 2006-RM1, Class AIO 5.00%, 8/25/46(b)(d)	3,304	506,498

		4,159,595

Non-Agency ARMS – 0.2%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.295%, 2/25/36(e)	1,831	829,072

Agency Floating Rate – 0.2%
Freddie Mac Reference REMIC Series 2006-R008, Class FK 0.956%, 7/15/23(a)	764	759,571

Total CMOs (cost $28,092,688)		16,165,434

SHORT-TERM INVESTMENTS – 1.6%
Agency Discount Notes – 1.4%
Federal Home Loan Bank Discount Notes Zero Coupon, 4/01/09	6,320	6,320,000

Treasury Bills – 0.2%
U.S. Treasury Bills Zero Coupon, 6/04/09	800	799,766

Total Short-Term Investments (cost $7,119,766)		7,119,766

Total Investments – 99.3% (cost $479,761,810)		456,129,280
Other assets less liabilities – 0.7%		3,035,408

Net Assets – 100.0%		$459,164,688

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	17

Portfolio of Investments

FINANCIAL FUTURES CONTRACTS (see Note 1.D)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2009	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	584	June 2009	$126,800,060	$127,248,126	$448,066

Sold Contracts
U.S. T-Note 5 Yr Futures	220	June 2009	26,084,446	26,128,438	(43,992)

					$404,074

(a)	Floating Rate Security. Stated interest rate was in effect at March 31, 2009.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009, the aggregate market value of these securities amounted to $12,039,278 or 2.6% of net assets.

(c)	Illiquid security, valued at fair value.

(d)	IO – Interest Only

(e)	Variable rate coupon, rate shown as of March 31, 2009.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of March 31, 2009, the fund’s total exposure to subprime investments was 4.80%. These investments are valued in accordance with the fund’s Valuation Policies (see Note 1.A for additional details).

Glossary:

ABS – Asset-Backed Securities

ARMS – Adjustable Rate Mortgages

CMBS – Commercial Mortgage-Backed Securities

CMOS – Collateralized Mortgage Obligations

FRN – Floating Rate Note

LP – Limited Partnership

REIT – Real Estate Investment Trust

REMIC – Real Estate Mortgage Investment Conduit

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

18	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2009 (unaudited)

Assets
Investments in securities at value	$456,129,280
Cash in bank	646,813 (a)
Receivables:
Interest	3,401,023
Capital shares sold	4,845,910
Margin due from broker on futures contracts	85,844

Total assets	465,108,870

Liabilities
Payables:
Dividends to shareholders	370,390
Investment securities purchased	4,559,171
Capital shares redeemed	711,781
Management fee	169,195
Distribution fee	44,374
Shareholder servicing fee	30,468
Transfer Agent fee	8,239
Accrued expenses	50,564

Total liabilities	5,944,182

Net Assets	$459,164,688

Cost of investments	$479,761,810

Net Assets Consist of:
Capital stock, at par*	$40,500
Additional paid-in capital	510,507,792
Undistributed net investment income/(excess distributions)	(586,242)
Accumulated net realized loss on investment transactions	(27,568,906)
Unrealized depreciation of investments and futures	(23,228,456)

$459,164,688

(a)	An amount of $544,700 has been segregated to collateralize margin requirements for the open futures contracts at March 31, 2009.

*	The Sanford C. Bernstein Fund, Inc. has authorized 9 billion shares of common stock with par value of $.001 per share.

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	19

Statement of Assets and Liabilities

Calculation of Maximum Offering Price

Short Duration Plus Class Shares
Net Assets	$373,386,812
Shares of capital stock outstanding	32,934,321

Net asset value and offering price per share	$11.34

Short Duration Class A Shares
Net Assets	$47,876,137
Shares of capital stock outstanding	4,221,911

Net asset value and redemption price per share	11.34
Sales charge—4.25% of public offering price	0.50

Maximum offering price	$11.84

Short Duration Class B Shares
Net Assets	$11,626,251
Shares of capital stock outstanding	1,025,543

Net asset value and offering price per share	$11.34

Short Duration Class C Shares
Net Assets	$26,275,488
Shares of capital stock outstanding	2,318,511

Net asset value and offering price per share	$11.33

See notes to financial statements.

20	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Statement of Assets and Liabilities

STATEMENT OF OPERATIONS

March 31, 2009 (unaudited)

Investment Income
Income:
Interest	$8,125,739

Total income		$8,125,739

Expenses:
Management fee (see Note 2A)	947,835
Shareholder servicing fee (see Note 2B)	173,852
Custodian fee	88,873
Transfer Agent fee—Non-Retail Class	14,436
Transfer Agent fee—Class A	20,159
Transfer Agent fee—Class B	6,949
Transfer Agent fee—Class C	13,410
Distribution fees—Class A	58,255
Distribution fees—Class B	52,953
Distribution fees—Class C	120,641
Registration fees	45,662
Printing fees	15,347
Legal fees	11,788
Auditing and tax fees	11,486
Directors’ fees and expenses	7,573
Miscellaneous	8,858

Total expenses	1,598,077
Less: expense offset arrangement	(115)

Net expenses		1,597,962

Net investment income		6,527,777

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(8,034,434)
Futures transactions		1,143,604
Swap transactions		316,860

Net realized loss on investment transactions		(6,573,970)

Net change in unrealized appreciation/(depreciation) of investments, futures and swaps		2,487,855

Net realized and unrealized loss on investment transactions		(4,086,115)

Net Increase in Net Assets Resulting from Operations		$2,441,662

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	21

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008
Increase (Decrease) in Net Assets from Operations:
Net investment income	$6,527,777	$15,296,148
Net realized loss on investment transactions	(6,573,970)	(6,252,502)
Net change in unrealized appreciation/(depreciation) of investments	2,487,855	(20,183,105)

Net increase (decrease) in net assets resulting from operations	2,441,662	(11,139,459)
Dividends to shareholders:
Dividends from net investment income
Short Duration Plus Class	(5,754,047)	(13,724,227)
Class A	(580,543)	(1,378,325)
Class B	(119,612)	(282,663)
Class C	(276,218)	(424,477)

Total dividends to shareholders	(6,730,420)	(15,809,692)

Capital-Share Transactions
Net proceeds from sales of shares	186,137,101	252,858,119
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	3,150,448	6,984,934

Total proceeds from shares sold	189,287,549	259,843,053
Cost of shares redeemed	(153,669,044)	(210,332,013)

Increase in net assets from capital-share transactions	35,618,505	49,511,040

Net increase in net assets	31,329,747	22,561,889
Net Assets:
Beginning of period	427,834,941	405,273,052

End of period(a)	$459,164,688	$427,834,941

(a) Includes excess distributions of:	$(586,242)	$(383,599)

See notes to financial statements.

22	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2009 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The AllianceBernstein Short Duration Class A, B and C shares are shares of Short Duration Plus Portfolio (the “Portfolio”) of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund is currently comprised of 12 series each with its own investment objectives. The Short Duration Plus Portfolio commenced offering AllianceBernstein Short Duration Class A, Class B and Class C Shares on May 21, 2003 and Class R Shares on February 17, 2004 (collectively, “Short Duration Retail Classes”) in addition to the existing Short Duration Plus Class shares (the “Plus Class”). As of February 23, 2005, the Class R shares are no longer offered to shareholders. These financial statements include only the Short Duration Retail Classes. The financial highlights of the Plus Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	23

Notes to Financial Statements

over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B. Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective October 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investment

24	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of March 31, 2009:

Level	Investments in Securities			Other Financial Instruments*
Level 1	$	– 0	–	$404,074
Level 2		429,432,925		– 0	–
Level 3		26,696,355		– 0	–

Total		$456,129,280		$404,074

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities		Other Financial Instruments
Balance as of 9/30/08	$47,222,908			$29,078
Accrued discounts/premiums	2,433			– 0	–
Realized gain (loss)	(7,260,455)			305,339
Change in unrealized appreciation/depreciation	(4,719,970)			(29,078)
Net purchases (sales)	(8,548,561)			(305,339)
Net transfers in and/or out of Level 3	– 0	–		– 0	–

Balance as of 3/31/09	$26,696,355		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 3/31/09	$(8,619,687	)*		– 0	–*

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

C. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	25

Notes to Financial Statements

D. Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging their portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

E. Currency Transactions

The Portfolio may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

Forward contracts used to protect the Portfolio from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

F. Taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal income taxes to the extent that all of its income is distributed. The Fund may be subject

26	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains, and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with the Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

G. Repurchase Agreements

The Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receive delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

H. Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value. The Portfolio segregates cash and marketable securities at least equal in value to its purchase commitment for when-issued or delayed-delivery securities, and segregates portfolio securities on a delayed-delivery basis.

I. Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences—permanent

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	27

Notes to Financial Statements

differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

J. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to the Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

K. Interest Rate Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described above under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

L. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the six months ended March 31, 2009, the Portfolio had not entered into any reverse repurchase agreement.

28	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

M. Mortgage-Backed Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and such Portfolio’s simultaneously contracting to repurchase similar securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. In consideration for entering into the commitment to repurchase the Portfolio is compensated by “fee income”, which is received when the Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio’s assets, places purchase and sales orders and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The Portfolio pays the Adviser an investment management fee at an annualized rate of .45% of the first $750 million and .40% of the Portfolios average daily net assets over $750 million. The fee is accrued daily and paid monthly.

Prior to November 1, 2007, the Portfolio paid the Adviser an investment management fee at an annualized rate of 0.50% of the first $250 million, 0.45% of the next $500 million, and 0.40% of the Portfolio’s average daily net assets over $750 million.

B. Transfer Agency Agreement; Shareholder Servicing Agreement

Under a Transfer Agency Agreement between the Fund, on behalf of the Short Duration Retail Classes and AllianceBernstein Investor Services, Inc. (“ABIS”), the Short Duration Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $20,550 for the six months ended March 31, 2009.

For the six months ended March 31, 2009, the expenses for the Short Duration Retail Classes were reduced under an expense offset arrangement with ABIS by $115.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	29

Notes to Financial Statements

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolio (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Plus Class Shares of the Portfolio. Under the agreement, the fee payable by the Plus Class share for services under this agreement is an annual rate of ..10 of 1% of the average daily net assets of the Portfolio during the month.

C. Distribution Arrangements—Short Duration Plus Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Plus Class shares of the Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Plus Class shares of the Portfolio. This agreement does not apply to the Short Duration Retail Classes of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly-owned subsidiary of the Adviser.

D. Distribution Arrangements—Short Duration Retail Classes

The Short Duration Retail Classes of the Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A and 1% of the Class B and Class C shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Portfolio that it has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $186,089 and $726,354 for Class B and Class C shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s Short Duration Retail Class shares.

30	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

E. Other Transactions with Affiliates

Class A shares of the Portfolio are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Portfolio that it has retained front-end sales charges of $5,858 from the sales of Class A shares and received $41, $14,186, and $2,962 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended March 31, 2009.

NOTE 3.

Investment Security Transactions

Purchases and Sales

For the period from October 1, 2008 through March 31, 2009 the Portfolio had purchase and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$87,532,003	$43,475,323
U.S. government securities	182,606,343	164,569,983

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$6,506,852
Gross unrealized depreciation	(30,139,382)

Net unrealized depreciation	$(23,632,530)

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	31

Notes to Financial Statements

NOTE 4.

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2009 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2008 and September 30, 2007, were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$15,809,692	$19,148,311

Total distributions paid	$15,809,692	$19,148,311

As of September 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Ordinary income	$59,743
Accumulated capital and other gains (losses)(a)	(15,029,025)
Unrealized appreciation/(depreciation)(b)	(26,000,892)

Total accumulated earnings/(deficit)(c)	$(40,970,174)

(a)

On September 30, 2008, the Portfolio had a net capital loss carry forward of $3,594,854 which expires in the year 2013, $6,491,604 which expires in the year 2014, $4,022,522 which expires in the year 2015, and 920,045 which expires in the year 2016. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended September 30, 2008, the Fund deferred to October 1, 2007 post October capital losses of $5,696,587.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, straddles and swap income (loss) accrual.

(c)	The difference between the book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to current year dividends payable and post October loss deferrals.

NOTE 5.

Risk Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

32	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 9 billion shares of common stock, par value $0.001 per share, of which, at March 31, 2009, 8.7 billion are divided into 12 Portfolios. It has allocated 1 billion shares to the Portfolio, divided evenly into the five classes (including Class R shares which are not currently being offered). Share transactions for the six months ended March 31, 2009 and the year ended September 30, 2008 were as follows:

	Shares		Amount
	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008

Short Duration Plus Class Shares
Shares sold	12,039,213	18,233,851	$135,846,792	$215,677,463

Shares issued to shareholders on reinvestment of dividends	204,736	436,637	2,305,462	5,197,069

Shares redeemed	(11,552,891)	(14,145,604)	(130,472,167)	(168,009,011)

Net increase	691,058	4,524,884	7,680,087	52,865,521

Beginning of period	32,243,263	27,718,379	406,396,039	353,530,518

End of period	32,934,321	32,243,263	$414,076,126	$406,396,039

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	33

Notes to Financial Statements

	Shares		Amount
	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008

Short Duration Plus Class A Shares
Shares sold	2,288,297	1,890,920	$25,894,882	$22,774,680

Shares issued to shareholders on reinvestment of dividends	45,696	100,410	514,723	1,199,957

Shares converted from Class B	48,031	107,975	542,011	1,286,271

Shares redeemed	(1,057,389)	(2,505,639)	(11,879,662)	(29,919,405)

Net increase (decrease)	1,324,635	(406,334)	15,071,954	(4,658,497)

Beginning of period	2,897,276	3,303,610	38,706,425	43,364,922

End of period	4,221,911	2,897,276	$53,778,379	$38,706,425

Short Duration Plus Class B Shares
Shares sold	537,997	403,547	$6,077,401	$4,784,389

Shares issued to shareholders on reinvestment of dividends	8,545	19,132	96,206	228,776

Shares converted to Class A	(48,041)	(108,015)	(542,011)	(1,286,271)

Shares redeemed	(269,607)	(399,663)	(3,047,297)	(4,774,542)

Net increase (decrease)	228,894	(84,999)	2,584,299	(1,047,648)

Beginning of period	796,649	881,648	11,271,796	12,319,444

End of period	1,025,543	796,649	$13,856,095	$11,271,796

34	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

	Shares		Amount
	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008

Short Duration Plus Class C Shares
Shares sold	1,569,103	709,031	$17,776,015	$8,335,316

Shares issued to shareholders on reinvestment of dividends	20,802	30,088	234,057	359,132

Shares redeemed	(684,145)	(533,758)	(7,727,907)	(6,342,784)

Net increase	905,760	205,361	10,282,165	2,351,664

Beginning of period	1,412,751	1,207,390	18,555,309	16,203,645

End of period	2,318,511	1,412,751	$28,837,474	$18,555,309

NOTE 7.

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	35

Notes to Financial Statements

SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the Alliance-Bernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE 8.

Recent Accounting Pronouncement

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Portfolio’s financial statements.

36	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 11.46	$ 12.24	$ 12.31	$ 12.39	$ 12.67	$ 12.84

Income From Investment Operations
Investment income, net†	.16	.43	.51	.45	.33	.27
Net realized and unrealized loss on investment transactions	(.11)	(.77)	(.05)	(.06)	(.24)	(.13)

Total from investment operations	.05	(.34)	.46	.39	.09	.14

Less Dividends and Distributions
Dividends from taxable net investment income	(.17)	(.44)	(.53)	(.47)	(.36)	(.29)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.01)	(.02)

Total dividends and distributions	(.17)	(.44)	(.53)	(.47)	(.37)	(.31)

Net asset value, end of period	$ 11.34	$ 11.46	$ 12.24	$ 12.31	$ 12.39	$ 12.67

Total return(a)	.43%	(2.83	)%*	3.80%	3.23%	.77%	1.03%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$47,876	$33,197	$40,444	$37,595	$42,602	$58,793
Average net assets (000’s omitted)	$38,943	$36,957	$37,096	$38,239	$50,872	$79,399
Ratio of expenses to average net assets	.98	%**	.96%	.98%	1.03	%(b)	1.02%	1.03%
Ratio of expenses to average net assets excluding interest	.98	%**	.96%	.98%	1.03	%(b)	1.02%	1.01%
Ratio of net investment income to average net assets	2.89	%**	3.60%	4.21%	3.63	%(b)	2.61%	2.06%
Portfolio turnover rate	51%	116%	127%	157%	220%	359%

See footnote summary on page 40.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	37

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 11.45	$ 12.24	$ 12.31	$ 12.39	$ 12.67	$ 12.84

Income From Investment Operations
Investment income, net†	.12	.34	.43	.36	.24	.17
Net realized and unrealized loss on investment transactions	(.10)	(.77)	(.06)	(.05)	(.24)	(.12)

Total from investment operations	.02	(.43)	.37	.31	.00	.05

Less Dividends and Distributions
Dividends from taxable net investment income	(.13)	(.36)	(.44)	(.39)	(.27)	(.20)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.01)	(.02)

Total dividends and distributions	(.13)	(.36)	(.44)	(.39)	(.28)	(.22)

Net asset value, end of period	$ 11.34	$ 11.45	$ 12.24	$ 12.31	$ 12.39	$ 12.67

Total return(a)	.16%	(3.59	)%*	3.09%	2.55%	.05%	.32%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,626	$9,125	$10,791	$16,899	$27,964	$44,281
Average net assets (000’s omitted)	$10,620	$9,304	$13,539	$22,110	$36,245	$39,445
Ratio of expenses to average net assets	1.71	%**	1.66%	1.68%	1.73	%(b)	1.72%	1.75%
Ratio of expenses to average net assets excluding interest	1.71	%**	1.66%	1.68%	1.73	%(b)	1.72%	1.73%
Ratio of net investment income to average net assets	2.16	%**	2.91%	3.48%	2.91	%(b)	1.90%	1.34%
Portfolio turnover rate	51%	116%	127%	157%	220%	359%

See footnote summary on page 40.

38	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 11.45	$ 12.23	$ 12.30	$ 12.38	$ 12.66	$ 12.84

Income From Investment Operations
Investment income, net†	.13	.34	.43	.36	.24	.17
Net realized and unrealized loss on investment transactions	(.12)	(.76)	(.06)	(.05)	(.24)	(.13)

Total from investment operations	.01	(.42)	.37	.31	.00	.04

Less Dividends and Distributions
Dividends from taxable net investment income	(.13)	(.36)	(.44)	(.39)	(.27)	(.20)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.01)	(.02)

Total dividends and distributions	(.13)	(.36)	(.44)	(.39)	(.28)	(.22)

Net asset value, end of period	$ 11.33	$ 11.45	$ 12.23	$ 12.30	$ 12.38	$ 12.66

Total return(a)	.08%	(3.52	)%*	3.09%	2.54%	.05%	.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,275	$16,176	$14,772	$18,923	$24,096	$39,581
Average net assets (000’s omitted)	$24,194	$14,051	$15,989	$20,279	$31,428	$36,998
Ratio of expenses to average net assets	1.69	%**	1.66%	1.69%	1.74	%(b)	1.72%	1.74%
Ratio of expenses to average net assets excluding interest	1.69	%**	1.66%	1.69%	1.74	%(b)	1.72%	1.72%
Ratio of net investment income to average net assets	2.19	%**	2.89%	3.49%	2.93	%(b)	1.90%	1.35%
Portfolio turnover rate	51%	116%	127%	157%	220%	359%

See footnote summary on page 40.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	39

Financial Highlights

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the Portfolio’s performance for the year ended September 30, 2008 by 0.05%.

**	Annualized.

†	Based on average shares outstanding.

(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(b)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

40	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Financial Highlights

BOARD OF DIRECTORS

Rosalie J. Wolf(1), Chairman

Marilyn G. Fedak, President

Irwin Engelman(1)(2)

Bart Friedman(1)(3)

William Kristol(1)(3)

Donald K. Peterson(1)(3)

Thomas B. Stiles, II(1)(3)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Ave. New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

(3)	Member of the Governance, Nominating and Compensation Committee.

†	For the AllianceBernstein Short Duration Portfolio, Classes A, B and C shares only.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	41

Board of Directors

BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENTS

The Fund’s Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuance of the Investment Management Agreement between the Sanford C. Bernstein Fund (the “Fund”), on behalf of each of its portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 23, 2008.

The process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser commenced following receipt by the Adviser of a letter dated August 20, 2008, from counsel to the Independent Directors. The letter contained a preliminary list of information requested by the Independent Directors to conduct their annual review. The Directors received and evaluated extensive materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2008. In addition, the Independent Directors received materials prepared by the Senior Officer, as described below. On September 24, 2008, the Directors held an in-person meeting to discuss their review of the Investment Management Agreement. The Directors discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer. On October 15, 2008, the Independent Directors met via telephone conference call to continue their review of the Investment Management Agreement and on October 22-23, 2008, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. The Board approved the continuation of the Investment Management Agreement for an additional annual term on its current terms.

In approving the continuation of the Investment Management Agreement, the Board of Directors considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuance of the Investment Management Agreement would be in the best interests of each respective Portfolio.

The Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the

42	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Board’s Consideration of Investment Management Arrangements

Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data. Where applicable, the Board considered similarities and differences between each Portfolio and the other funds in its respective peer group. The Senior Officer also performed analyses of the advisory fees based upon hypothetical fee structures and asset levels, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the proposed fees as described above, the Board concluded that the current fees were reasonable.

Nature, Extent and Quality of Services

The Directors, including the Independent Directors, considered their knowledge of the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience and the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Fund. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Fund and the background and experience of the Adviser’s senior management. The Board also reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio. The Board considered the allocation of responsibilities as well as the factors which impacted the making and implementing of investment decisions for the Portfolios. The Board then reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Fund and noted that such staff was sufficient to ensure a high level of quality service to the Fund.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	43

Board’s Consideration of Investment Management Arrangements

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index (the Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios). The Board was provided with performance data versus each Portfolio’s peer group, both before and after fees for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2008 (“relevant periods”) and versus each Portfolio’s benchmark index, after fees, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2008. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Lipper. The Directors also receive detailed comparative performance information for the Fund’s Portfolios at each regular Board meeting during the year.

The Board noted that, in the case of the Short Duration Plus Portfolio, the benchmark index included significantly more Treasury securities than the Portfolio and that this difference had a substantial effect on the performance of the Portfolio relative to its benchmark index and peer group.

The Board concluded that it was satisfied with the nature, quality and extent of the services provided by the Adviser.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Fund. The materials provided to the Independent Directors included a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2006 and 2007 which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation from the independent consultant who reviewed the Adviser’s methods of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The Directors noted, in particular, that the profitability of the Adviser during 2008 was likely to be considerably less than its profitability during 2007, in light of the significant declines in assets under management.

44	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Board’s Consideration of Investment Management Arrangements

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Fund was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors noted that they had previously considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry.

The Board concluded that any economies of scale were appropriately being shared in light of, among other things, each Portfolio’s breakpoint arrangements as currently in effect as described below.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account not only the advisory fees payable by the Portfolios, but also so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, transfer agency fees paid by the retail share classes of certain Portfolios to a wholly owned subsidiary of the Adviser and brokerage commissions paid by certain Portfolios to brokers affiliated with the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement, without change to the Portfolios’ fee schedules (set forth below), for an additional annual term:

Advisory Fee Schedule
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	45

Board’s Consideration of Investment Management Arrangements

Advisory Fee Schedule
U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion

International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion

46	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Board’s Consideration of Investment Management Arrangements

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

1	It should be noted that the Senior Officer’s evaluation was completed on October 8, 2008.

2	Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Advisor Class shares of the Portfolios unless otherwise indicated.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	47

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement:

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[3]
Tax-Managed International Portfolio	First $1 billion Next $3 billion Next $2 billion Next $2 billion Next $2 billion On the balance	0.925 0.850 0.800 0.750 0.650 0.600	% % % % % %

International Portfolio	First $1 billion Next $3 billion Next $2 billion Next $2 billion On the balance	0.925 0.850 0.800 0.750 0.650	% % % % %

Emerging Markets Portfolio	First $1 billion Next $1 billion Next $1 billion Next $3 billion On the balance	1.175 1.050 1.000 0.900 0.850	% % % % %

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

	First $750 million On the balance	0.450 0.450	% %

Intermediate Duration Portfolio	First $1 billion Next $2 billion Next $2 billion Next $2 billion On the balance	0.500 0.450 0.400 0.350 0.300	% % % % %

California Municipal Portfolio Diversified Municipal Portfolio New York Municipal Portfolio	First $1 billion Next $2 billion Next $2 billion On the balance	0.500 0.450 0.400 0.350	% % % %

3	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

48	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

The Portfolios’ net assets on September 30, 2008 and 2007 are set forth below:

Portfolio	Net Assets 9/30/08 ($MM)	Net Assets 9/30/07 ($MM)
Tax-Managed International Portfolio	$6,043.5	$9,509.3
International Portfolio	$2,841.3	$4,403.7
Emerging Markets Portfolio	$1,953.6	$3,231.5
U.S. Government Short Duration Portfolio	$115.4	$81.2
Short Duration Plus Portfolio	$425.9	$407.0
Intermediate Duration Portfolio	$4,892.8	$5,064.2
Short Duration California Municipal Portfolio	$141.4	$80.6
Short Duration Diversified Municipal Portfolio	$330.8	$251.5
Short Duration New York Municipal Portfolio	$162.5	$111.6
California Municipal Portfolio	$1,419.2	$1,427.6
Diversified Municipal Portfolio	$5,163.4	$4,740.7
New York Municipal Portfolio	$1,889.2	$1,787.6

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in basis points of the advisory fee changes made since October 2004 for each Portfolio. It should be noted that the estimated fees are based on September 30, 2008 net assets.

	Effective Adv. Fee (%)
Portfolio	As of October 2004	Current Fee Schedule	Difference
Tax-Managed International Portfolio	0.908%	0.845%	0.063%
International Portfolio	0.935%	0.876%	0.059%
Emerging Markets Portfolio	1.189%	1.139%	0.050%
U.S. Government Short Duration Portfolio	0.500%	0.450%	0.050%
Short Duration Plus Portfolio	0.500%	0.450%	0.050%
Intermediate Duration Portfolio	0.460%	0.450%	0.011%
Short Duration California Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	0.050%
California Municipal Portfolio	0.485%	0.485%	0.000%
Diversified Municipal Portfolio	0.460%	0.437%	0.023%
New York Municipal Portfolio	0.476%	0.476%	0.000%

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	49

Set forth below are the Portfolios’ total expense ratios, annualized for the period from October 1, 2007 through June 30, 2008:

Portfolio	Total Expense Ratio[4]			Fiscal Year End
Tax-Managed International Portfolio	Advisor Class A Class B Class C	1.12 1.25 1.95 1.95	% % % %	September 30

International Portfolio	Advisor Class A Class B Class C	1.18 1.41 2.11 2.11	% % % %	September 30

Emerging Markets Portfolio	Advisor	1.51%		September 30

U.S. Government Short Duration Portfolio	Advisor	0.73%		September 30

Short Duration Plus Portfolio	Advisor Class A Class B Class C	0.65 0.98 1.68 1.68	% % % %	September 30

Intermediate Duration Portfolio	Advisor	0.57%		September 30

Short Duration California Municipal Portfolio	Advisor	0.70%		September 30

Short Duration Diversified Municipal Portfolio	Advisor	0.63%		September 30

Short Duration New York Municipal Portfolio	Advisor	0.67%		September 30

California Municipal Portfolio	Advisor Class A Class B Class C	0.62 0.91 1.61 1.61	% % % %	September 30

Diversified Municipal Portfolio	Advisor Class A Class B Class C	0.57 0.83 1.53 1.53	% % % %	September 30

New York Municipal Portfolio	Advisor Class A Class B Class C	0.61 0.91 1.62 1.61	% % % %	September 30

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies.

4	Annualized.

50	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and the legal and reputation risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolios.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2008 net assets.

5	The adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiable vary based upon each client relationship.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	51

Portfolio	Net Assets 09/30/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$6,043.5	International Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.405%	0.845%

International Portfolio	$2,841.3	International Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.410%	0.876%

Emerging Markets Portfolio	$1,953.6	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.805%	1.114%

U.S. Government Short Duration Portfolio[6]	$115.4	Low Duration 45 bp on 1st $30 million 18 bp on the balance Minimum account size: $25m	0.250%	0.450%

Short Duration Plus Portfolio	$425.9	Low Duration 45 bp on 1st $30 million 18 bp on the balance Minimum account size: $25m	0.199%	0.450%

Intermediate Duration Portfolio	$4,892.8	U.S. Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.441%

Short Duration California Municipal Portfolio	$141.4	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.200%	0.450%

6	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and Agency securities.

52	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	Net Assets 09/30/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Short Duration Diversified Municipal Portfolio	$330.8	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.165%	0.450%

Short Duration New York Municipal Portfolio	$162.5	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.193%	0.450%

California Municipal Portfolio	$1,419.2	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.194%	0.485%

Diversified Municipal Portfolio	$5,163.4	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.437%

New York Municipal Portfolio	$1,889.2	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.192%	0.476%

With respect to International Portfolio, the Senior Officer compared the difference between the advisory fee charged to the Portfolio and the fee charged to the corresponding institutional account (herein referred to as the “spread”) and the spreads of the Portfolio’s group of Lipper peers. 7 The result of that comparison was discussed with the Board of Directors.

7	Group peers selected by Lipper from the 2007 Lipper 15(c) Report.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	53

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory schedule of these funds, implemented in January 2004, as a result of the AoD between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the same fee schedule. In addition to the fee schedules of certain of those categories applicable to the Portfolios, set forth below are what would have been the effective advisory fees of the Portfolios had the AMBF fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2008 net assets.

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.683%	0.845%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.738%	0.876%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.114%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio[8]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.476%	0.441%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

8	The Adviser also manages Sanford C. Bernstein Fund II—Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. SCB II is charged by the Adviser an advisory fee rate 0.50% on the first $1 billion and 0.45% thereafter. SCB II has an expense cap of 0.45%, which effectively reduces the advisory fee.

54	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.485%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.423%	0.437%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.476%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg fund that has a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[9]
Emerging Markets Portfolio	Emerging Markets Value Class A Class I (Institutional)	1.70% 0.90%

The AllianceBernstien Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	ITM Fee
Emerging Markets Portfolio	Emerging Markets Growth Equity Fund F10	0.80%

	Emerging Markets Stock A/B	0.90%

	Bernstein Emerging Markets Growth Stock F/FB10	0.80%

9	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

10	The ITM fund is privately placed or institutional.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	55

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the portfolios. Also shown are what would have been the effective advisory fees of the Portfolios had the fee schedule of the sub-advisory relationships been applicable to the Portfolios and the Portfolios’ advisory fees based on September 30, 2008 net assets:

Portfolio		Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	Client #1	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.458%	0.845%

	Client #2	0.80% on first $25 million 0.65% on next $25 million 0.55% on next $50 million 0.45% on next $100 million 0.40% thereafter	0.405%	0.845%

International Portfolio	Client #3	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.523%	0.876

	Client #4	0.80% on first $25 million 0.65% on next $25 million 0.55% on next $50 million 0.45% on next $100 million 0.40% thereafter	0.410%	0.876%

Emerging Markets Portfolio	Client #5[11]	1.00% on first $25 million 0.90% on first $25 million 0.75% thereafter	0.774%	1.114%

	Client #6	0.75% on first $50 million 0.55% on next $50 million 0.50% on next $300 million 0.45% thereafter	0.468%	1.114%

	Client #7	0.425%	0.425%	1.114%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these

11	The fee schedule is applicable to the client account if assets are at least $65 million. If assets are less than $65 million, the fee charged to the client is 0.90%.

56	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations. Finally, while it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such discounted fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to manage investment company assets.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included each Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)12 at the approximate current asset level of the subject Portfolio.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of the Portfolios had an insufficient number of comparable peers, in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Portfolios’ EGs to include peers with a different load type,14 and for certain Portfolios, a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the Portfolios’ EGs, under Lipper’s standard

12	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

13	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

14	The EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end load and no-load. It should be noted that the expansion of the Portfolios’ EUs was not requested by the Adviser or the Senior Officer. They requested that only the EGs be expanded.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	57

guidelines, the Portfolios’ Lipper Expense Universes (“EU”)15 were also expanded to include the universes of peers that had a similar but not the same Lipper investment objective/classification and load type.

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
Tax-Managed International Portfolio[16]	0.820	0.820	8/15
International Portfolio[16]	0.870	0.825	9/14
Emerging Markets Portfolio	1.080	1.171	5/15
U.S. Government Short Duration Portfolio	0.450	0.495	4/16
Short Duration Plus Portfolio	0.450	0.465	7/19
Intermediate Duration Portfolio	0.436	0.442	7/14
Short Duration California Municipal Portfolio[16]	0.450	0.565	2/9
Short Duration Diversified Municipal Portfolio	0.450	0.478	6/15
Short Duration New York Municipal Portfolio[16]	0.450	0.554	2/9
California Municipal Portfolio[16]	0.484	0.573	5/16
Diversified Municipal Portfolio[16]	0.436	0.433	7/12
New York Municipal Portfolio[16]	0.476	0.561	5/16

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of their EGs and EUs. The Portfolios’ rankings are also shown. Pro-forma total expense ratios are also shown for U.S. Government Short Duration Portfolios and Short Duration Plus Portfolio (in bold and italicized):17

Portfolio	Expense Ratio (%)[18]	Lipper Exp. Group Median (%)	EG Rank	Lipper Exp. Universe Median (%)	EU Rank
Tax-Managed International Portfolio[19]	1.119	1.161	6/15	1.251	94/314

International Portfolio[19]	1.185	1.159	8/14	1.251	122/314

Emerging Markets Portfolio	1.528	1.601	5/15	1.601	59/137

15	Lipper describes an EU as a broader group consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. A “normal” EU will include funds that have the same investment objective/classification as the subject fund. Except for asset size comparability, Lipper uses the same criteria for selecting EG peers when selecting EU peers. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	The Portfolio’s EG was expanded with respect to investment classification/objective by Lipper a the request of the Senior Officer and the Adviser.

17	Pro-forma shows what the total expense ratio of a Portfolio would have been had changes to the Portfolio’s advisory fee schedule been applicable to the Portfolio for the full fiscal year.

18	Except for pro-forma total expense ratios, the expense ratios are for the most recently completed fiscal year Advisor Class.

19	The Portfolio’s EU was expanded with respect to investment classification/objective by Lipper under standard Lipper guidelines.

58	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	Expense Ratio (%)[18]	Lipper Exp. Group Median (%)	EG Rank	Lipper Exp. Universe Median (%)	EU Rank
U.S. Government Short Duration Portfolio	0.774	0.769	9/16	0.730	29/50
Pro-forma	0.724	0.769	5/16	0.730	25/50

Short Duration Plus Portfolio	0.652	0.741	5/19	0.719	49/116
Pro-forma	0.622	0.741	3/19	0.719	40/116

Intermediate Duration Portfolio	0.578	0.711	1/14	0.742	74/270

Short Duration California Municipal Portfolio[19]	0.728	0.750	4/9	0.714	11/19

Short Duration Diversified Municipal Portfolio	0.657	0.603	9/15	0.586	24/37

Short Duration New York Municipal Portfolio[19]	0.691	0.750	3/9	0.714	8/19

California Municipal Portfolio[19]	0.621	0.744	5/16	0.751	24/120

Diversified Municipal Portfolio[19]	0.578	0.588	6/12	0.650	36/114

New York Municipal Portfolio[19]	0.612	0.744	5/16	0.751	23/120

Based on this analysis, nine of the twelve Portfolios have a lower contractual management fee than each of their respective EG medians. Tax-Managed International Portfolio has a contractual management fee equal to the Portfolio’s EG median. International Portfolio and Diversified Municipal Portfolio have a slightly higher contractual management fee than each of their respective EG medians. Ten of the twelve Portfolios have a lower total expense ratio compared to each of their respective EG medians. International Portfolio and Short Duration Diversified Portfolio have a higher total expense ratio compared to their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

18	Except for pro-forma total expense ratios, the expense ratios are for the most recently completed fiscal year Advisor Class.

19	The Portfolio’s EU was expanded with respect to investment classification/objective by Lipper under standard Lipper guidelines.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	59

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s finance areas provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. The Adviser’s profitability, when including administrating and servicing fees (A&S), increased for the Equity Portfolios during calendar year 2007, relative to 2006. However, the Adviser reported that net assets of the Portfolios are down significantly in 2008. As a result, 2007 profitability may not be representative of the current state of affairs.

The Portfolios have a Shareholder Servicing Agreement with the Adviser where the Adviser pays expenses it incurs in providing shareholder servicing to the Portfolios. Under the Shareholder Servicing Agreement, except for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio (the “Equity Portfolios”), which pays 0.25%, the remaining Portfolios, which are primarily invested in fixed income securities (the “Fixed Income Portfolios”), pay 0.10% of the Portfolios’ daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement in the Portfolios’ most recently completed fiscal year:

Portfolio	Shareholder Serving Agreement Fee
Tax-Managed International Portfolio	$21,428,663
International Portfolio	$9,731,511
Emerging Markets Portfolio	$6,651,437
U.S. Government Short Duration Portfolio	$83,785
Short Duration Plus Portfolio	$355,957
Intermediate Duration Portfolio	$4,592,670
Short Duration California Municipal Portfolio	$77,929
Short Duration Diversified Municipal Portfolio	$219,160
Short Duration New York Municipal Portfolio	$106,936
California Municipal Portfolio	$1,294,527
Diversified Municipal Portfolio	$4,174,406
New York Municipal Portfolio	$1,608,192

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing

60	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. Except for Short Duration Plus Portfolio, the retail classes make up a relatively small percentage of each of those Portfolios’ total net assets:

	Retail Classes Net Assets 09/30/08 ($MM)
Portfolio	Class A	Class B	Class C	Total Retail	Retail Classes Net Assets as a % of Total Net Assets
Tax-Managed International Portfolio	$9.1	$0.4	$2.6	$12.1	0.20%
International Portfolio	$32.8	$2.8	$16.1	$51.6	1.82%
Short Duration Plus Portfolio	$32.8	$9.1	$15.9	$57.8	13.58%
California Municipal Portfolio	$29.5	$6.7	$17.4	$53.6	3.78%
Diversified Municipal Portfolio	$45.7	$12.6	$32.6	$90.8	1.76%
New York Municipal Portfolio	$37.9	$12.6	$17.6	$68.2	3.61%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:

Portfolio	Amount Received
Tax-Managed International Portfolio	$1,978
International Portfolio	$8,790
Short Duration Plus Portfolio	$1,269
California Municipal Portfolio	$117
Diversified Municipal Portfolio	$2,390
New York Municipal Portfolio	$1,023

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	61

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$1,978	$2,571
International Portfolio	$8,790	$13,005
Short Duration Plus Portfolio	$1,269	$25,736
California Municipal Portfolio	$117	$2,538
Diversified Municipal Portfolio	$2,390	$11,897
New York Municipal Portfolio	$1,023	$11,629

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent of the retail classes of the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2007 in comparison to 2006. During the Portfolios’ most recently completed fiscal year, ABIS received the following net fees from the retail classes of the Portfolios:20

Portfolio	ABIS Fee	Expense Offset
Tax-Managed International Portfolio[21]	$3,219	$269
International Portfolio	$33,671	$3,263
Short Duration Plus Portfolio	$34,190	$3,832
California Municipal Portfolio	$18,000	$533
Diversified Municipal Portfolio	$26,767	$1,970
New York Municipal Portfolio	$18,493	$1,463

Certain of the Portfolios effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with these Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed onto to any SCB client.

20	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account.

21	With respect to Tax-Managed International Portfolio, ABIS voluntarily agreed to waive a portion of its fees in the amount of $14,781.

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V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,22 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli23 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with higher levels of assets and funds from larger family sizes compared to funds with smaller asset levels and funds from smaller family sizes, which according to the independent consultant is indicative of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds reached higher levels of assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $675 billion as of August 31, 2008, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios24 relative to the medians of the

22	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

23	The Deli study was originally published in 2002 based on 1997 data.

24	The gross performance returns are for the Advisor class shares of the Portfolios and were provided by Lipper.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	63

Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)25 for the periods ended June 30, 2008.26 Also shown are the gross performance rankings of the Portfolios.

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed International Portfolio
1 Year	-12.57	-7.94	-8.47	10/11	228/273
3 Year	12.69	13.53	14.73	6/10	146/186
5 Year	15.30	16.87	17.12	7/9	112/133
10 Year	7.90	7.70	7.40	3/6	25/68

International Portfolio
1 Year	-11.50	-9.22	-8.56	8/10	216/274
3 Year	13.24	14.38	14.65	7/10	124/187
5 Year	15.78	17.29	17.11	7/9	106/134

Emerging Markets Portfolio
1 Year	3.61	3.61	5.30	8/15	128/201
3 Year	26.70	28.74	28.08	11/15	96/141
5 Year	34.48	32.58	31.98	2/15	9/120
10 Year	21.43	16.68	16.74	2/12	10/70

U.S. Government Short Duration Portfolio
1 Year	6.07	6.76	6.59	11/16	41/65
3 Year	4.49	4.82	4.84	14/16	50/61
5 Year	3.35	3.50	3.55	13/15	49/56
10 Year	4.85	4.89	4.91	8/12	25/42

Short Duration Plus Portfolio
1 Year	0.52	4.31	3.92	18/19	138/184
3 Year	2.94	4.40	4.12	17/19	115/153
5 Year	2.56	3.39	3.28	17/19	87/114
10 Year	4.49	4.65	4.89	8/12	50/68

Intermediate Duration Portfolio
1 Year	5.09	3.36	5.23	3/14	213/406
3 Year	4.00	3.28	3.96	4/14	157/331
5 Year	4.09	3.73	3.99	5/13	116/274
10 Year	5.44	5.66	5.70	7/10	104/146

25	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU. In addition, the Portfolios’ PGs/PUs only include funds of the same Lipper investment objective/classification as the Portfolios, in contrast to certain of their EGs/EUs, which may include funds of similar but not the same investment objective/classification.

26	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

64	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Short Duration California Municipal Portfolio
1 Year	4.78	4.32	3.97	1/5	3/14
3 Year	3.58	3.41	3.35	2/5	3/9
5 Year	2.86	3.05	3.20	4/4	6/6
10 Year	3.57	4.22	4.24	3/3	5/5

Short Duration Diversified Municipal Portfolio
1 Year	4.73	4.69	4.49	6/15	12/43
3 Year	3.67	3.49	3.54	1/15	8/40
5 Year	2.98	2.86	2.86	2/11	10/34
10 Year	3.79	3.79	3.82	5/9	11/18

Short Duration New York Municipal Portfolio
1 Year	4.71	4.71	4.69	3/5	5/11
3 Year	3.61	3.39	3.30	1/4	2/10
5 Year	2.98	2.80	2.77	1/4	2/9
10 Year	3.65	4.04	4.07	4/4	9/9

California Municipal Portfolio
1 Year	4.82	4.34	3.98	2/6	6/28
3 Year	3.36	3.25	3.13	1/6	3/28
5 Year	3.26	3.33	3.16	4/6	10/28
10 Year	4.40	4.68	4.69	4/4	16/16

Diversified Municipal Portfolio
1 Year	5.10	3.74	4.29	1/10	21/109
3 Year	3.38	3.09	3.21	2/10	22/95
5 Year	3.29	3.30	3.21	6/10	38/84
10 Year	4.55	4.66	4.69	5/7	44/60

New York Municipal Portfolio
1 Year	5.01	5.00	4.99	1/2	7/17
3 Year	3.40	3.29	3.18	1/2	6/17
5 Year	3.34	3.21	3.30	1/2	6/16
10 Year	4.56	4.56	4.80	1/1	11/11

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	65

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold)27 versus their benchmarks.28 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown. 29

	Periods Ending June 30, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Tax-Managed International Portfolio	-13.54	11.42	13.95	6.61	9.40	14.83	0.26	10
MSCI EAFE Index[30]	-10.61	12.84	16.67	5.83	7.99	14.99	0.21	10
Inception Date: June 22, 1992

International Portfolio	-12.54	11.90	14.36	N/A	7.45	11.34	0.96	5
MSCI EAFE Index	-10.61	12.84	16.67	N/A	5.36	11.38	1.13	5
Inception Date: April 30, 1999

Emerging Markets Portfolio	2.04	24.74	32.33	19.43	11.80	19.33	1.38	5
MSCI Emerging Markets Index[31]	4.63	27.14	29.75	15.26	9.61	18.97	1.30	5
Inception Date: December 15, 1995

27	The performance returns and risk measures shown in the table are for the Advisor class shares of the Portfolios and were provided by the Adviser.

28	The Adviser provided Portfolio and benchmark performance return information for the periods through June 30, 2008.

29	Except Lehman Brothers 5 year GO Municipal Bond Index, which the Senior Officer calculated using standard Lipper methodology, portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

30	Benchmark since inception data is from the nearest month end after the Portfolio’s inception date through June 30, 2008.

31	Benchmark since inception data is from the nearest Thursday after the Portfolio’s inception date through June 30, 2008.

66	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

	Periods Ending June 30, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
U.S. Government Short Duration Portfolio	5.24	3.68	2.55	4.06	5.24	1.51	0.39	10
Merrill Lynch 1-3 Year Treasury Index[31]	7.30	4.71	3.29	4.66	5.94	1.69	0.66	10
Inception Date: January 3, 1989

Short Duration Plus Portfolio	-0.15	2.27	1.88	3.80	5.27	1.49	0.13	10
Merrill Lynch 1-3 Year Treasury Index[31]	7.30	4.71	3.29	4.66	5.96	1.69	0.66	10
Inception Date: December 12, 1988

Intermediate Duration Portfolio	4.48	3.40	3.47	4.83	6.67	3.16	0.38	10
Lehman Brothers Aggregate Bond Index[31]	7.12	4.08	3.85	5.68	7.36	3.49	0.59	10
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	4.04	2.81	2.07	2.78	3.15	0.97	-0.91	10
Lehman Brothers 1 Year Municipal Bond Index	4.95	3.49	2.58	3.43	3.83	0.95	-0.21	10
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	4.04	2.97	2.28	3.06	3.40	0.96	-0.59	10
Lehman Brothers 1 Year Municipal Bond Index	4.95	3.49	2.58	3.43	3.83	0.95	-0.21	10
Inception Date: October 3, 1994

31	Benchmark since inception data is from the nearest Thursday after the Portfolio’s inception date through June 30, 2008.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	67

	Periods Ending June 30, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Short Duration New York Municipal Portfolio	4.02	2.89	2.25	2.89	3.22	0.97	-0.77	10
Lehman Brothers 1 Year Municipal Bond Index	4.95	3.49	2.58	3.43	3.83	0.95	-0.21	10
Inception Date: October 3, 1994

California Municipal Portfolio	4.19	2.72	2.60	3.73	4.90	2.82	0.05	10
Lehman Brothers 5 Year GO Municipal Index[30]	5.91	3.36	2.98	4.47	5.52	2.98	0.34	10
Inception Date: August 6, 1990

Diversified Municipal Portfolio	4.48	2.78	2.68	3.91	5.16	2.77	0.11	10
Lehman Brothers 5 Year GO Municipal Index[30]	5.91	3.36	2.98	4.47	5.63	2.98	0.34	10
Inception Date: January 9, 1989

New York Municipal Portfolio	4.36	2.77	2.70	3.90	5.20	2.87	0.11	10
Lehman Brothers 5 Year GO Municipal Index[30]	5.91	3.36	2.98	4.47	5.63	2.98	0.34	10
Inception Date: January 17, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 18, 2008

30	Benchmark since inception data is from the nearest month end after the Portfolio’s inception date through June 30, 2008.

68	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

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Global Real Estate Investment Fund

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Taxable Bond Funds

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Intermediate Municipal Bond Funds

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Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund. Prior to December 1, 2008, National II was named Insured National.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	69

AllianceBernstein Family of Funds

NOTES

70	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

NOTES

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	71

NOTES

72	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SD-0152-0309

SEMI-ANNUAL REPORT

AllianceBernstein Intermediate Municipal Portfolios

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

March 31, 2009

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 22, 2009

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Intermediate Municipal Portfolios: California, Diversified and New York (the “Portfolios”) for the semi-annual reporting period ended March 31, 2009.

Investment Objectives and Policies

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the Intermediate California Portfolio, California state taxes and, in the case of the Intermediate New York Portfolio, New York state and local taxes). Under normal circumstances, each of the Portfolios will invest at least 80% of its net assets in municipal securities (and, in the case of the California and New York portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by nationally recognized statistical rating organizations (“NRSROs”) and comparably rated municipal notes. The Intermediate California Portfolio and Intermediate New York Portfolio each may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in AllianceBernstein’s (the Adviser’s) opinion, these securities will enhance the after-tax return for California investors and New York investors, respectively. The Intermediate Diversified Portfolio may invest up to

20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors. The Intermediate Diversified Portfolio will invest no more than 25% of its net assets in municipal securities of issuers located in any one state. Each Portfolio seeks to maintain an effective duration between three and one-half to seven years under normal market conditions. Within these guidelines, the Portfolios’ Municipal Bond Investment Team (the “Team”) seeks to add value through sector, security and maturity selection, emphasizing investment in bonds that are determined to be both safe and undervalued. Each Portfolio is non-diversified, meaning it can invest more of its assets in a fewer number of issuers. Each Portfolio also may invest in below-investment grade fixed-income securities; forward commitments; certain types of mortgage related securities; zero coupon municipal securities, and in variable, floating and inverse floating rate municipal securities; and derivatives, such as options, futures, forwards and swaps.

Investment Results

The tables on page 6 show performance for each Portfolio compared to its national benchmark, the Barclays Capital 5-Year General Obligation (GO) Municipal Index, for the six- and 12-month periods ended March 31, 2009. Performance for the Portfolios’ peer groups, as represented by the Lipper California Intermediate Municipal Debt Funds Average, the

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	1

Lipper Intermediate Municipal Debt Funds Average and the Lipper New York Intermediate Debt Funds Average (collectively, the “Lipper Averages”), has also been included. Funds in the Lipper Averages have generally similar investment objectives to the Portfolios, although some may have different investment policies and sales and management fees.

Before sales charges, the Portfolios all had positive absolute returns for the six- and 12-month periods ended March 31, 2009. However, they lagged the benchmark because their holdings were not as highly concentrated in intermediate-term bonds as those of the benchmark. All three Portfolios benefitted from a strategy of holding high credit quality, intermediate-term bonds.

Market Review and Investment Strategy

The 12-month period ended March 31, 2009 marked one of the most difficult times within the municipal market. The prices of lower-credit-quality and long-term bonds fell sharply while short-term, high quality securities rallied. Investors’ flight to short-term, high-quality assets was prompted by a sharply contracting economy and fears of an impending depression. In response, the credit markets virtually shut down following the collapse of Lehman Brothers in September 2008. With consumers and many businesses reluctant to borrow, banks reluctant to lend and almost no activity in securitization markets, the flow of credit slowed to a trickle, further impeding economic activity. Economic growth plummeted in the fourth quarter, and continued to decline in early 2009.

The current crisis is as severe as any in modern history and it has elicited an unparalleled policy response in both developed and developing economies. In the US, a large fiscal stimulus package was passed that included $177 billion in aid to state and local governments. With respect to monetary policy, the Federal Reserve (the “Fed”) aggressively cut interest rates to a record-low target of 0%–0.25% from 4.25% at the end of 2007 through December, 2008. The Fed also said it would buy large amounts of Treasuries and agency and mortgage debt in order to reduce lending rates. Perhaps in response to these actions and better investor sentiment, there was some improvement in the credit markets during the first quarter of 2009, particularly the municipal bond market, as evidenced by the fact that longer-term and lower-credit-quality bonds prices rose.

There is no doubt that municipalities face severe fiscal difficulties. In the fourth quarter of 2008, overall state tax revenues fell 3.6% from a year earlier; corporate tax and sales tax revenues dropped particularly sharply. Most states have been forced to use up their reserves, raise tax rates or impose new taxes, and cut spending. These measures would have been far more painful without the massive economic stimulus funds promised by the federal government. Although the federal money is very helpful, it will last only nine quarters. States that rely on

2	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

temporary measures to plug their budget gaps and waste the opportunity to restructure may find themselves in even more serious financial trouble when the federal aid dries up. The Team will carefully monitor the actions of such states over the next year or so and adjust our portfolio holdings accordingly. At the same time, the Team sees many of these continuing dislocations as opportunities to add value to the Portfolios today.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For a free copy of the Portfolios’ prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Barclays Capital 5-Year General Obligation Municipal Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market with maturities ranging from four to six years. For the six- and 12-month periods ended March 31, 2009, the Lipper California Intermediate Municipal Debt Funds Average consisted of 41 and 40 funds. For the six- and 12-month periods ended March 31, 2009, the Lipper Intermediate Municipal Debt Funds Average consisted of 163 and 161 funds, respectively. For the six- and 12-month periods ended March 31, 2009, the Lipper New York Intermediate Municipal Debt Funds Average consisted of 28 and 29 funds. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Price fluctuations in the Portfolios’ securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolios to decline. Municipal income securities may realize gains; therefore, shareholders will incur a tax liability from time to time. Income may be subject to the alternative minimum tax (and/or state and local taxes in the case of the Intermediate California Municipal Portfolio and Intermediate New York Municipal Portfolio). A municipal security could be downgraded or its issuer could default in payment of principal or interest. If applicable, for bonds that are issued at higher interest rates, the issuer may exercise its right to recall some or all of the outstanding bonds to investors prior to their maturity. Individual state

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

municipal portfolios are non-diversified and subject to geographic risk including greater risk of adverse economic conditions and regulatory changes based on their narrow investment objectives. The Portfolios can invest up to 20% of their assets in non-investment-grade bonds, which are subject to greater risk of loss of principal and interest, as well as the possibility of greater market risk, than higher-rated bonds. While the Portfolios invest principally in bonds and other fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios’ prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein Intermediate California Municipal Portfolio
Class A	2.96%	2.23%

Class B*	2.53%	1.46%

Class C	2.61%	1.53%

Barclays Capital 5-Year General Obligation Municipal Index**	6.14%	6.24%

Lipper California Intermediate Municipal Debt Funds Average	2.25%	0.27%

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein Intermediate Diversified Municipal Portfolio
Class A	3.98%	3.01%

Class B*	3.54%	2.30%

Class C	3.62%	2.30%

Barclays Capital 5-Year General Obligation Municipal Index**	6.14%	6.24%

Lipper Intermediate Municipal Debt Funds Average	3.44%	1.33%

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein Intermediate New York Municipal Portfolio
Class A	3.34%	2.40%

Class B*	2.98%	1.76%

Class C	3.06%	1.76%

Barclays Capital 5-Year General Obligation Municipal Index**	6.14%	6.24%

Lipper New York Intermediate Municipal Debt Funds Average	3.68%	1.79%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note 2.E for more information. ** Formerly Lehman Brothers.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2009
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			2.70%	4.63%
1 Year	2.23%	-2.09%
5 Years	2.51%	1.62%
Since Inception*	2.96%	2.34%

Class B Shares			2.11%	3.62%
1 Year	1.46%	-1.50%
5 Years	1.78%	1.78%
Since Inception*(a)	2.36%	2.36%

Class C Shares			2.12%	3.64%
1 Year	1.53%	0.54%
5 Years	1.80%	1.80%
Since Inception*	2.24%	2.24%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2009)
SEC Returns

Class A Shares
1 Year	-2.09%
5 Years	1.62%
Since Inception*	2.34%

Class B Shares
1 Year	-1.50%
5 Years	1.78%
Since Inception*(a)	2.36%

Class C Shares
1 Year	0.54%
5 Years	1.80%
Since Inception*	2.24%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.90%, 1.60% and 1.60% for Class A, Class B and Class C, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	Inception Date: 2/1/02 for Class A, Class B and Class C shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2009.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	7

Historical Performance

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2009
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			2.40%	3.69%
1 Year	3.01%	-1.38%
5 Years	2.67%	1.78%
Since Inception*	3.27%	2.65%

Class B Shares			1.80%	2.77%
1 Year	2.30%	-0.70%
5 Years	1.96%	1.96%
Since Inception*(a)	2.66%	2.66%

Class C Shares			1.81%	2.78%
1 Year	2.30%	1.30%
5 Years	1.96%	1.96%
Since Inception*	2.55%	2.55%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2009)
SEC Returns

Class A Shares
1 Year	-1.38%
5 Years	1.78%
Since Inception*	2.65%

Class B Shares
1 Year	-0.70%
5 Years	1.96%
Since Inception*(a)	2.66%

Class C Shares
1 Year	1.30%
5 Years	1.96%
Since Inception*	2.55%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.82%, 1.53% and 1.53% for Class A, Class B and Class C, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 2/1/02 for Class A, Class B and Class C shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2009.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2009
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			2.53%	4.18%
1 Year	2.40%	-1.97%
5 Years	2.56%	1.68%
Since Inception*	3.22%	2.60%

Class B Shares			1.92%	3.17%
1 Year	1.76%	-1.21%
5 Years	1.87%	1.87%
Since Inception*(a)	2.60%	2.60%

Class C Shares			1.94%	3.20%
1 Year	1.76%	0.77%
5 Years	1.87%	1.87%
Since Inception*	2.51%	2.51%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2009)
SEC Returns

Class A Shares
1 Year	-1.97%
5 Years	1.68%
Since Inception*	2.60%

Class B Shares
1 Year	-1.21%
5 Years	1.87%
Since Inception*(a)	2.60%

Class C Shares
1 Year	0.77%
5 Years	1.87%
Since Inception*	2.51%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.89%, 1.60% and 1.60% for Class A, Class B and Class C, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 2/1/02 for Class A, Class B and Class C shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2009.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 4.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	9

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Intermediate California Municipal

	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During Period*
Class A
Actual	$1,000	$1,029.58	$4.55
Hypothetical (5% return before expenses)	$1,000	$1,020.44	$4.53
Class B
Actual	$1,000	$1,025.31	$8.18
Hypothetical (5% return before expenses)	$1,000	$1,016.85	$8.15
Class C
Actual	$1,000	$1,026.06	$8.13
Hypothetical (5% return before expenses)	$1,000	$1,016.90	$8.10

10	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Fund Expenses

FUND EXPENSES

(continued from previous page)

Intermediate Diversified Municipal

	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During Period*
Class A
Actual	$1,000	$1,039.76	$4.32
Hypothetical (5% return before expenses)	$1,000	$1,020.69	$4.28
Class B
Actual	$1,000	$1,035.43	$8.02
Hypothetical (5% return before expenses)	$1,000	$1,017.05	$7.95
Class C
Actual	$1,000	$1,036.18	$7.92
Hypothetical (5% return before expenses)	$1,000	$1,017.15	$7.85

Intermediate New York Municipal

	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During Period*
Class A
Actual	$1,000	$1,033.44	$4.51
Hypothetical (5% return before expenses)	$1,000	$1,020.49	$4.48
Class B
Actual	$1,000	$1,029.84	$8.15
Hypothetical (5% return before expenses)	$1,000	$1,016.90	$8.10
Class C
Actual	$1,000	$1,030.59	$8.10
Hypothetical (5% return before expenses)	$1,000	$1,016.95	$8.05
*	Expenses are equal to each Class’ annualized expense ratio, shown in the table below, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

	Annualized Expense Ratio
	Class A	Class B	Class C
Intermediate California Municipal	0.90%	1.62%	1.61%
Intermediate Diversified Municipal	0.85%	1.58%	1.56%
Intermediate New York Municipal	0.89%	1.61%	1.60%

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	11

Fund Expenses

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,222.5

*	All data are as of March 31, 2009. The Portfolio’s state and quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services, Moody’s Investors Services, Inc. and Fitch Ratings, Ltd. If ratings are not available, the Portfolios’ Adviser will assign ratings that are considered to be of equivalent quality to such ratings. Pre-refunded bonds, which are escrowed by US Government Securities, have been rated AAA by the Adviser.

†	“Other” represents less than 0.2% weightings in 3 different states.

12	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio Summary

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $4,713.4

*	All data are as of March 31, 2009. The Portfolio’s state and quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services, Moody’s Investors Services, Inc. and Fitch Ratings, Ltd. If ratings are not available, the Portfolios’ Adviser will assign ratings that are considered to be of equivalent quality to such ratings. Pre-refunded bonds, which are escrowed by US Government Securities, have been rated AAA by the Adviser.

†	“Other” represents less than 1.8% weightings in 25 different states.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	13

Portfolio Summary

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,668.6

*	All data are as of March 31, 2009. The Portfolio’s state and quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services, Moody’s Investors Services, Inc. and Fitch Ratings, Ltd. If ratings are not available, the Portfolios’ Adviser will assign ratings that are considered to be of equivalent quality to such ratings. Pre-refunded bonds, which are escrowed by US Government Securities, have been rated AAA by the Adviser.

14	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio Summary

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2009 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.2%
Long-Term Municipal Bonds – 95.5%
California – 82.1%
Antelope Valley CA UHSD GO MBIA Series A 5.375%, 8/01/19	$1,000	$1,045,740
Antioch CA Pub Fin Auth (Antioch CA Mun Fac Proj COP) MBIA Series B 5.50%, 1/01/16	2,380	2,464,633
Azusa CA USD GO FSA 5.00%, 7/01/24	2,320	2,340,555
Bay Area Infra Fin Auth (California St Acceleration Nts) FGIC 5.00%, 8/01/17	32,350	32,782,843
Bay Area Toll Auth CA 5.00%, 4/01/16-4/01/19	24,870	27,023,642
Series F 5.00%, 4/01/12	2,910	3,174,926
California Dept Wtr Res Cen Vy(Prerefunded) FGIC 5.25%, 12/01/18	65	74,654
5.25%, 12/01/18	4,935	5,312,034
California Dept Wtr Res Pwr 5.00%, 5/01/17-5/01/18	24,410	26,202,047
6.00%, 5/01/13	2,760	3,043,121
AMBAC Series A 5.50%, 5/01/13	6,190	6,734,349
FSA 5.00%, 5/01/17	21,050	23,442,543
California Dept Wtr Res Wtr(Prerefunded) FSA Series W 5.25%, 12/01/22	260	287,784
MBIA 5.00%, 12/01/16	60	69,448
5.00%, 12/01/16	7,340	8,126,995
California DOT Fed Hwy GAN FGIC Series A 5.00%, 2/01/12-2/01/14	33,625	36,873,591
California Econ Recovery (California Econ Rec Spl Tax) 5.25%, 7/01/13-7/01/14	15,025	16,358,334
MBIA 5.00%, 7/01/15	4,390	4,676,799
5.25%, 7/01/13	16,355	17,803,726

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	15

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

MBIA Series A 5.00%, 7/01/12	$2,980	$3,200,073
Series A 5.25%, 1/01/11-7/01/12	24,875	26,469,703
California Ed Fac Auth (Pomona College) Series A 5.00%, 1/01/18	2,270	2,603,645
California GO 5.00%, 6/01/11-3/01/16	49,550	52,790,869
5.25%, 9/01/18-9/01/20	3,965	4,193,346
5.25%, 2/01/11-10/01/20	22,615	23,538,625
AMBAC 5.00%, 11/01/16	5,315	5,570,758
6.00%, 2/01/17	5,470	6,005,896
FSA 5.00%, 8/01/16	1,825	1,950,231
FSA-CR 5.00%, 5/01/12	1,040	1,120,704
MBIA 5.00%, 9/01/16-8/01/24	12,045	12,624,406
California Hlth Fac Fin Auth (Catholic Healthcare West) Series I 5.125%, 7/01/22	3,790	3,710,107
California Hlth Fac Fin Auth (Stanford Hosp) Series A-3 3.45%, 11/15/40	2,705	2,716,307
California Infra & Eco Dev Bk (CA Workers Comp Relief Prog) AMBAC 5.00%, 10/01/15	1,030	1,093,293
California Infra & Eco Dev Bk (Pacific Gas & Electric Company) 3.75%, 11/01/26	8,670	8,667,486
California Poll Cntl Fin Auth (USA Waste Serv) 4.00%, 6/01/18	1,000	956,180
4.50%, 6/01/18	2,500	2,404,025
California Pub Wks Brd (CA Lease Dept Corr St Prisons) AMBAC Series A 5.00%, 12/01/19	2,630	2,587,262
California Pub Wks Brd (CA Lease State Univ Sys) FGIC 5.00%, 10/01/14	3,740	3,987,401

16	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Pub Wks Brd (CA Lease Univ of California) FGIC 5.00%, 9/01/16	$1,525	$1,661,716
California Rural Home Mtg GNMA/FNMA Series A 6.55%, 6/01/30	185	187,268
California Spl Dist Assn COP FSA Series Z 5.50%, 8/01/17	1,000	1,110,210
California State Univ AMBAC Series B 5.00%, 11/01/14	3,575	3,964,818
FGIC Series A 5.00%, 11/01/24	1,570	1,569,937
California Statewide CDA (Jewish Home St Ins) 4.50%, 11/15/13	1,025	1,037,556
California Statewide CDA (Kaiser Permanente) Series E 3.875%, 4/01/32	3,270	3,294,623
California Statewide CDA (Redlands Cmnty Hospital) RADIAN Series A 5.00%, 4/01/12-4/01/13	3,485	3,332,763
California Statewide CDA (Southern California Edison) XLCA Series B 4.10%, 4/01/28	14,055	13,897,022
California Statewide CDA COP AMBAC 5.60%, 10/01/11	41,400	42,986,862
Chaffey CCD CA GO MBIA Series B 5.00%, 6/01/25	1,440	1,462,781
Chula Vista CA CFD #06-1 Series A 4.60%, 9/01/09	680	685,080
Coati-Rohnert Pk USD CA GO FGIC 5.00%, 8/01/20	2,020	2,074,964
Compton CA CRA (Compton CA Tax Alloc) AMBAC Series A 5.00%, 8/01/11	3,395	3,603,894

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	17

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Culver City CA Redev Agy (Culver City CA Proj Area A) AMBAC 5.50%, 11/01/14	$1,195	$1,282,534
MBIA 5.50%, 11/01/18	1,000	983,900
MBIA Series A 5.50%, 11/01/17	1,270	1,269,073
Dinuba Calif Redev Agy Tax 4.40%, 10/01/11	3,350	3,220,791
Fremont CA Pub Fin Auth (Fremont CA Spl Assmt) Series A 3.75%, 9/02/11	1,755	1,679,904
Gateway CA USD GO MBIA Series A 5.00%, 8/01/24	1,230	1,247,097
Gilroy CA USD GO FGIC 5.25%, 8/01/20	1,900	1,978,090
Golden St Tobacco Sec CA(Prerefunded) 5.625%, 6/01/38	16,765	19,000,110
6.25%, 6/01/33	24,545	27,123,698
6.75%, 6/01/39	12,205	14,347,954
AMBAC Series B 5.00%, 6/01/38	3,450	3,824,739
Series B 5.50%, 6/01/43	29,240	32,993,831
Golden St Tobacco Sec CA (California Tobacco Sec/St App) AMBAC Series A 5.00%, 6/01/20	10,970	9,886,932
Grossmont-Cuyamaca CCD CA GO ASSURED GTY 5.25%, 8/01/17	1,150	1,319,292
Kern CA HSD GO 7.10%, 8/01/11	1,000	1,142,240
MBIA Series A 6.30%, 2/01/11	1,000	1,073,410
LA Cnty CA Reg Pk & Open Space MBIA Series A 5.00%, 10/01/12-10/01/15	21,935	24,318,615
Lincoln CA CFD #2003-1(Prerefunded) 5.35%, 9/01/16	705	820,408
5.90%, 9/01/24	1,100	1,305,557

18	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Loma Linda CA Hosp (Loma Linda Univ Med Ctr) Series A 5.00%, 12/01/13-12/01/14	$7,505	$6,788,087
Long Beach CA Bond Fin Auth (Long Beach CA Lease Civic Ctr) MBIA Series A 5.00%, 10/01/17	3,130	3,130,814
Long Beach CA Bond Fin Auth (Long Beach CA Lease Pub Safety) AMBAC 5.25%, 11/01/19-11/01/22	3,765	3,600,979
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) Series A 5.00%, 5/15/13	4,000	4,156,440
5.50%, 5/15/14-5/15/17	14,490	15,059,036
Los Angeles CA Dept W&P Pwr FSA Series A 5.25%, 7/01/18	2,040	2,140,164
MBIA Series A 5.375%, 7/01/18	5,000	5,259,000
Los Angeles CA Dept W&P Wtr MBIA Series B 5.00%, 7/01/12	2,260	2,501,187
Los Angeles CA GO MBIA Series A 5.00%, 9/01/16	3,240	3,529,559
Los Angeles CA Santn Equip Fee FSA Series A 5.25%, 2/01/19-2/01/20	8,355	8,653,735
Los Angeles CA USD GO AMBAC Series 2004G 5.00%, 7/01/13	3,260	3,554,541
AMBAC Series B 5.00%, 7/01/12	2,330	2,524,765
AMBAC Series C 5.00%, 7/01/12	6,030	6,534,048
AMBAC Series E 5.00%, 7/01/15	3,090	3,355,029
FGIC Series A-1 5.00%, 7/01/20-7/01/22	13,485	13,858,380
FSA Series 1997F 5.00%, 7/01/15	1,200	1,289,472
FSA Series 2004H 5.00%, 7/01/14	1,435	1,579,835

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	19

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

FSA Series A 5.00%, 7/01/22	$4,900	$5,591,733
5.25%, 7/01/20	1,470	1,692,558
FSA Series B 5.00%, 7/01/16	10,190	11,173,743
MBIA 5.75%, 7/01/15	5,000	5,667,800
MBIA Series A 5.00%, 7/01/11	2,200	2,346,080
5.25%, 7/01/12-7/01/14	10,150	11,030,144
5.50%, 7/01/15	4,630	5,070,452
MBIA Series A-2 5.00%, 7/01/20	11,000	11,417,010
Los Angeles Cnty CA Met Trnsp FSA Series A 5.00%, 7/01/14-7/01/15	10,075	11,245,839
Los Angeles Cnty CA Met Trnsp (Los Angeles CA MTA Sales Tax) AMBAC Series A 5.00%, 7/01/15	1,335	1,509,484
FGIC Series A 5.00%, 10/01/10-10/01/12	16,505	17,008,088
Los Angeles Cnty CA Pub Wks (Los Angeles Cnty CA Master Lease) FGIC Series A 5.00%, 9/01/12-9/01/13	20,480	21,457,652
MBIA Series A 5.00%, 12/01/11	3,580	3,748,582
Mammoth CA USD GO MBIA Zero Coupon, 8/01/21	1,100	598,400
Zero Coupon, 8/01/22	1,000	507,790
Met Wtr Dist Southern CA Wtr 5.75%, 8/10/18	7,600	8,219,020
MBIA Series B-3 5.00%, 10/01/18	3,410	3,695,553
Series A 5.75%, 7/01/21	3,660	4,268,796
Monrovia CA Redev Agy 4.40%, 6/01/12	2,830	2,696,481
Mount San Antonio CA CCD GO MBIA Series A 5.00%, 8/01/14	5,610	6,030,806
M-S-R Pub Pwr Agy CA MBIA 5.00%, 7/01/12-7/01/13	4,715	5,172,071

20	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Northern CA Gas Auth (Northern CA Gas #1 Proj) 5.00%, 7/01/09	$8,735	$8,678,659
Northern CA Pwr Agy AMBAC Series A 5.80%, 7/01/09	2,750	2,780,959
Northern CA Pwr Agy (Northern CA Power Agy Hydro #1) MBIA Series A 5.00%, 7/01/17	2,685	2,709,165
Oakland CA USD GO MBIA 5.00%, 8/01/11-8/01/13	7,070	7,580,957
Orange Cnty CA Pub Fin Auth (Orange Cnty CA Lease) MBIA 5.00%, 7/01/11-7/01/13	21,070	22,189,901
Pittsburg CA Redev Agy FHLMC/FNMA 9.60%, 6/01/16	1,000	1,439,210
Pomona CA Pub Fin Auth (Pomona CA Merged Redev) AMBAC 5.00%, 2/01/11	1,635	1,750,779
Rancho CA Wtr Dist Fin Auth FSA Series A 5.50%, 8/01/12	1,075	1,175,577
Rancho Santiago CA CCD GO FSA 5.00%, 9/01/25	2,275	2,299,752
Redding CA Jt Pwrs Fin (Redding CA Jt Pwrs Elec Sys) MBIA Series A 6.25%, 6/01/09	1,000	1,007,600
Sacramento CA Fin Auth(Prerefunded) FSA Series A 5.375%, 12/01/18	1,440	1,653,566
Sacramento CA Fin Auth (Sacramento CA Lease) Series B 5.40%, 11/01/20	2,000	2,063,400
Sacramento Cnty CA Santn Dist Fing Auth AMBAC 5.50%, 12/01/21	1,175	1,316,376
Series A 5.60%, 12/01/16	3,055	3,054,481

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	21

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Salinas CA Pub Fin Auth AD 5.00%, 9/02/09	$295	$298,009
5.25%, 9/02/11	310	305,793
Salinas CA UHSD GO(Prerefunded) FGIC Series A 5.25%, 10/01/20-10/01/21	4,630	5,349,178
San Bernardino Cnty CA COP (San Bernrdno Cnty COP Detn Ctr) MBIA Series A 5.25%, 11/01/17	7,495	8,056,750
San Diego CA USD GO FGIC Series D 5.25%, 7/01/25	2,170	2,404,968
San Diego Cnty CA COP (San Diego Cnty CA COP Edgemoor) AMBAC 5.00%, 2/01/15	2,000	2,199,980
San Diego Cnty CA Wtr Auth (San Diego Cnty CA Wtr) FSA Series 2008A 5.00%, 5/01/19	2,680	2,909,890
San Francisco CA Arpt (San Francisco CA Intl Airport) ASSURED GTY Series 34C 5.00%, 5/01/16	11,520	11,465,280
ASSURED GTY Series 34E 5.00%, 5/01/15-5/01/16	15,355	15,377,192
FSA Series 15A 5.00%, 5/01/18	1,505	1,494,209
San Francisco CA Pub Util Wtr MBIA 5.25%, 10/01/14	5,245	5,741,964
San Jose CA Redev Agy (San Jose CA Redev Merged Proj) MBIA 6.00%, 8/01/15	1,000	1,112,200
San Mateo Cnty CA CCD GO FGIC Series A 5.375%, 9/01/20	1,140	1,210,019
San Mateo Cnty CA Trnsp Dist MBIA Series A 5.50%, 6/01/16	1,430	1,715,857
San Ramon Vly USD CA GO FSA 5.25%, 8/01/20	1,000	1,066,800

22	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Santa Clara CA Redev Agy (Santa Clara CA Redev Bayshore) MBIA 5.00%, 6/01/15	$1,000	$1,000,250
Santa Fe Springs CA CDA(Prerefunded) MBIA 5.375%, 9/01/17	900	967,887
Santa Fe Springs CA CDA (Santa Fe Springs CA Tax Alloc) MBIA 5.375%, 9/01/17	560	558,662
South Orange Cnty CA PFA (South Orange Cnty CA Spl Tax) FGIC Series C 8.00%, 8/15/09	1,100	1,123,441
Southern CA Tob Stlmnt(Prerefunded) Series B 6.00%, 6/01/43	9,180	10,521,014
Taft CA Pub Fin Auth Lease (Taft CA Lease Cmnty Corr Fac) Series A 5.95%, 1/01/11	1,125	1,125,731
Tahoe Truckee CA USD GO MBIA 5.50%, 8/01/19	1,185	1,342,688
Univ of California FSA Series J 5.00%, 5/15/16	6,330	7,055,165
MBIA Series K 5.00%, 5/15/13-5/15/15	14,040	15,690,993
Walnut CA Pub Fin Auth (Walnut Impt Proj) AMBAC 5.375%, 9/01/20	2,075	2,053,129

		1,003,226,334

Arizona – 0.2%
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	585	513,847
Yavapai Cnty AZ IDA (Waste Management Inc) Series 2007A 4.25%, 3/01/28	1,445	1,428,469

		1,942,316

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	23

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Colorado – 0.0%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series D 7.75%, 11/15/13	$385	$420,562

Florida – 3.1%
Arborwood CDD FL Series B 5.25%, 5/01/16	1,755	1,339,082
Series B-2 5.10%, 5/01/16	910	679,943
Bartram Park CDD FL 4.875%, 5/01/15	570	445,193
Beacon Tradeport CDD FL Series B 7.125%, 5/01/22	765	767,999
Chapel Creek FL CDD 5.20%, 5/01/11	1,590	1,009,380
Concorde Estates CDD FL Series 04B 5.00%, 5/01/11	520	397,446
Dupree Lakes CDD FL 5.00%, 11/01/10	265	166,955
Durbin Crossing CDD FL Series B-2 4.875%, 11/01/10	1,850	1,272,929
Fiddlers Creek CDD #2 FL Series B 5.75%, 5/01/13	635	551,516
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) MBIA 5.00%, 7/01/13	6,760	7,300,327
Florida Turnpike Auth (Florida Turnpike) FGIC 5.00%, 7/01/12-7/01/14	7,935	8,716,806
Lake Ashton II CDD FL Series B 4.875%, 11/01/10	360	337,882
Lakewood Ranch Stwdshp Dist FL Series B 5.00%, 5/01/13	1,100	730,994
Meadow Pointe III CDD FL Series 2004-1 4.80%, 11/01/09	400	392,712

24	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Miami Beach FL Hlth Fac Auth (MT Sinai Medical Center FL) 6.75%, 11/15/24	$2,400	$1,665,504
Middle Village CDD FL Series B 5.00%, 5/01/09	115	114,538
New River CDD FL Series B 5.00%, 5/01/13(a)	1,735	800,859
Palm Glades CDD FL Series B 4.85%, 8/01/11	685	460,628
Parker Rd CDD FL Series B 5.35%, 5/01/15	2,060	1,559,750
Paseo CDD FL 5.00%, 2/01/11	700	436,478
Series B 4.875%, 5/01/10	690	451,087
The Quarry CDD FL 5.25%, 5/01/16	1,675	1,278,042
Rolling Hills CDD FL Series B 5.125%, 11/01/13	2,005	1,325,546
Shingle Creek FL CDD 5.75%, 5/01/15	2,375	1,681,690
Six Mile Creek CDD FL 5.50%, 5/01/17	1,125	678,330
Sterling Hill CDD FL Series B 5.50%, 11/01/10	180	174,802
Stoneybrook CDD FL Series B 5.45%, 11/01/15(a)	3,435	2,064,366
Tern Bay CDD FL Series B 5.00%, 5/01/15(a)	1,015	406,000
Venetian CDD FL Series B 5.95%, 5/01/12	125	114,685
Waterford Estates 5.125%, 5/01/13	1,000	566,510

		37,887,979

Guam – 0.4%
Guam Wtrworks Auth COP 5.00%, 7/01/12	1,270	1,231,849
5.50%, 7/01/16	1,500	1,380,060

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	25

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Guam Wtrworks Auth COP (Prerefunded) 5.18%, 7/01/15	$2,138	$2,212,897

		4,824,806

Illinois – 0.3%
Bolingbrook IL Sales Tax 6.00%, 1/01/26(b)	4,450	2,794,200
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	645	492,741

		3,286,941

Indiana – 0.2%
South Bend IN Econ Dev (One Michiana Square Proj) 6.515%, 10/01/09	3,100	2,792,418

Louisiana – 0.2%
Coves of The Highland LA CDD 5.60%, 11/01/21	3,200	2,276,352
Tangipahoa Parish LA 5.90%, 5/01/22	1,035	741,484

		3,017,836

Massachusetts – 0.2%
Massachusetts GO 5.50%, 1/01/13	1,680	1,892,352

Nevada – 1.2%
Clark Cnty NV SD GO 5.00%, 6/15/16	3,340	3,546,980
MBIA 5.50%, 6/15/12	7,165	7,780,330
Clark Cnty NV SID #142 (Clark Cnty NV SID #142 Mtns Edg) 5.30%, 8/01/11	1,940	1,822,707
Henderson NV LID #T-16 (Henderson NV LID #T-16 Falls) 4.75%, 3/01/13	315	150,063
Las Vegas NV SID #607 (Las Vegas NV SID #607 Provdnce) 4.80%, 6/01/09	1,585	1,571,496

		14,871,576

North Carolina – 0.3%
North Carolina Eastern Mun Pwr Agy Series C 5.30%, 1/01/15	3,580	3,661,338

26	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ohio – 1.0%
American Mun Pwr OH (Goldman Sachs & CO) Series A 5.00%, 2/01/13	$10,350	$9,884,457
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp Llc) Series A 7.00%, 8/01/21	2,635	2,303,464

		12,187,921

Pennsylvania – 0.5%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series 07A 5.00%, 11/15/17	7,750	5,902,478

Puerto Rico – 4.6%
Puerto Rico Elec Pwr Auth Series W 5.50%, 7/01/17	3,940	3,824,991
Puerto Rico GO 5.00%, 7/01/10	1,285	1,284,139
FGIC 5.25%, 7/01/10	2,000	2,007,000
MBIA-IBC Series A 5.50%, 7/01/15	5,535	5,411,182
Series A 5.00%, 7/01/30	3,230	3,162,654
Puerto Rico Govt Dev Bank 5.00%, 12/01/11	1,035	1,040,051
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy& Trnsp Spl Tax) AMBAC Series A 5.50%, 7/01/10	195	193,707
FSA Series A 5.00%, 7/01/26	11,870	12,128,054
Puerto Rico Infra Fin Auth (Puerto Rico Infra Fin Spl Tax) AMBAC Series C 5.50%, 7/01/15	4,155	4,069,033
Puerto Rico Mun Fin Agy (Puerto Rico GO) Series A 5.00%, 8/01/10	3,915	3,917,232
Puerto Rico Pub Bldgs Auth(Prerefunded) Series C 5.50%, 7/01/12	5	5,653

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	27

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.75%, 7/01/15	$2,545	$2,540,775
FGIC Series H 5.25%, 7/01/14	3,230	3,167,144
Series C 5.25%, 7/01/11	1,015	1,022,379
5.50%, 7/01/12	1,135	1,148,995
Puerto Rico Pub Fin Corp Series A 5.75%, 8/01/27	11,500	11,481,140

		56,404,129

South Carolina – 0.1%
Lancaster Cnty SC Edenmore ID Series B 5.375%, 12/01/16	1,628	1,186,242

Texas – 0.1%
El Paso Cnty TX GO MBIA 5.00%, 2/15/16	1,435	1,613,744

Virginia – 0.2%
Broad Street CDA VA 7.125%, 6/01/15	1,190	1,067,359
Celebrate VA North CDD Series B 6.25%, 3/01/18	1,156	935,747

		2,003,106

Washington – 0.8%
Washington St GO 5.00%, 7/01/13	9,155	10,286,924

Total Long-Term Municipal Bonds (cost $1,166,074,022)		1,167,409,002

Short-Term Municipal Notes – 0.7%
California – 0.7%
California Dept Wtr Res Pwr Series F-4 0.25%, 5/01/22(c)	400	400,000
California Ed Fac Auth (Chapman Univ) 0.30%, 10/01/36(c)	1,700	1,700,000
California Infra & Eco Dev Bk (Rand Corporation) 0.30%, 4/01/42(c)	2,900	2,900,000

28	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Sacramento Cnty CA Santn Dist 0.30%, 12/01/38(c)	$3,300	$3,300,000

Total Short-Term Municipal Notes (cost $8,300,000)		8,300,000

Total Investments – 96.2% (cost $1,174,374,022)		1,175,709,002
Other assets less liabilities – 3.8%		46,810,123

Net Assets – 100.0%		$1,222,519,125

(a)	Illiquid security, valued at fair value.

(b)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(c)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of March 31, 2009, the Portfolio held 57.1% of net assets in insured bonds (of this amount 5.6% represents the Portfolio’s holding in pre-refunded insured bonds). 31.6% of the Portfolio’s insured bonds were insured by MBIA.

Glossary:

AD	– Assessment District
AMBAC	– Ambac Assurance Corporation ASSURED
GTY	– Assured Guaranty Ltd.
CCD	– Community College District
CDA	– Community Development Authority
CDD	– Community Development District
CFD	– Community Facilities District
COP	– Certificate of Participation
DOT	– Department of Transportation
FGIC	– Financial Guaranty Insurance Company
FHLMC	– Federal Home Loan Mortgage Corporation
FNMA	– Federal National Mortgage Association
FSA	– Financial Security Assurance Inc.
GAN	– Grant Anticipation Note
GNMA	– Government National Mortgage Association
GO	– General Obligation
HSD	– High School District
ID	– Improvement District
IDA	– Industrial Development Authority/Agency
LID	– Local Improvement District
MBIA	– MBIA Insurance Corporation
RADIAN	– Radian Asset Assurance Inc.
SD	– School District
SSA	– Special Services Area
UHSD	– Unified/Union High School District
USD	– Unified School District
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	29

Intermediate California Municipal Portfolio—Portfolio of Investments

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2009 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.9%
Long-Term Municipal Bonds – 97.7%
Alabama – 0.7%
Jefferson Cnty AL GO Series A 5.25%, 1/01/11	$1,700	$1,301,707
Jefferson Cnty AL Swr(Prerefunded) FGIC Series 02 5.00%, 2/01/41	7,725	8,350,570
FGIC Series 02B 5.00%, 2/01/41	12,105	13,198,687
FGIC Series D 5.00%, 2/01/42	5,900	6,433,065
FSA Series B8 5.25%, 2/01/10	2,100	1,940,232

		31,224,261

Alaska – 0.0%
Anchorage AK GO FGIC 6.00%, 10/01/09	1,000	1,025,710

Arizona – 1.7%
Arizona Hlth Fac Auth (Phoenix Childrens Hospital) 1.57%, 2/01/42(a)	18,025	13,878,529
Arizona School Fac Brd COP 5.00%, 1/01/13	1,315	1,465,160
Arizona School Fac Brd COP (Arizona Sch Fac Brd Lease School Fac) FGIC Series A-1 5.00%, 9/01/15	1,765	1,924,274
Arizona Tourism & Sports Auth (Arizona Tourism/Sports Spl Tax) 5.00%, 7/01/15-7/01/16	3,815	3,818,931
Arizona Trnsp Brd Highway 5.00%, 7/01/13-7/01/16	26,305	29,904,222
AZ Wtr Infra Finance Auth (Arizona SRF) Series A 5.75%, 10/01/11	1,525	1,575,737
Maricopa Cnty AZ IDA MFHR (Steeplechase Apts) Series B 6.25%, 12/01/20	1,760	1,455,590
Mesa AZ IDA(Prerefunded) MBIA Series A 5.625%, 1/01/29	2,000	2,090,560
Phoenix AZ Civic Impt Corp (Phoenix AZ Transit Excise Tax) AMBAC 5.00%, 7/01/10-7/01/14	7,835	8,576,622

30	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Phoenix AZ Civic Impt Corp (Phoenix AZ Wastewater) MBIA 5.00%, 7/01/14	$5,000	$5,566,400
Pima Cnty AZ IDA (Global Water Resources) 5.45%, 12/01/17	2,550	1,916,886
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	1,795	1,576,674
Salt Verde Fin Corp Gas (Citigroup Inc) Series 2007 5.25%, 12/01/21	1,430	1,078,534
Vistancia CFD AZ 5.30%, 7/15/09	500	500,450
5.55%, 7/15/10	500	500,750
Watson Road CFD AZ 4.85%, 7/01/10	1,209	1,159,661
Yavapai Cnty AZ IDA (Waste Management Inc) Series 2007A 4.25%, 3/01/28	4,190	4,142,066

		81,131,046

California – 5.5%
California Dept Wtr Res Pwr MBIA-IBC Series 2A 5.50%, 5/01/10	7,115	7,446,275
California Econ Recovery (California Econ Rec Spl Tax) Series A 5.25%, 1/01/11-7/01/12	22,995	24,656,695
Series B 5.00%, 7/01/23	46,080	47,215,411
California GO 5.00%, 2/01/11-5/01/17	128,815	136,405,464
6.00%, 2/01/11	15,760	16,776,835
Series 2008 5.00%, 4/01/18	5,000	5,131,150
California Statewide CDA (Kaiser Permanente) Series E 3.875%, 4/01/32	6,695	6,745,413
Fremont CA USD GO FSA Series B 5.00%, 8/01/27	1,000	1,005,320
Fresno CA USD GO MBIA Series A 6.00%, 2/01/20	3,255	3,483,338

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	31

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Golden St Tobacco Sec CA (Prerefunded) FGIC 5.50%, 6/01/33+C1776	$5,000	$5,641,900
Series B 5.375%, 6/01/28	2,725	2,863,866
Sacramento CA Fin Auth (Sacramento CA Lease) Series B 5.40%, 11/01/20	1,000	1,031,700
Sacramento CA Mun Util Dist MBIA Series G 6.50%, 9/01/13	1,035	1,165,296

		259,568,663

Colorado – 2.1%
Baptist Road CO Sales & Use 4.80%, 12/01/17	310	232,478
Colorado DOT FGIC Series B 5.00%, 12/15/13	9,200	10,401,060
MBIA Series B 5.50%, 6/15/13-6/15/14	8,300	9,522,163
Denver CO City & Cnty Arpt (Denver Intl Airport) FSA Series A3 5.00%, 11/15/32	10,655	10,805,981
Series A-1 5.00%, 11/15/11-11/15/12	37,960	38,680,617
5.25%, 11/15/13	11,235	11,446,218
Muni Subdist No CO Wtr Dist (U.S. Government Securities) AMBAC Series J 5.00%, 12/01/13	7,295	8,102,629
PV Wtr & San Met Dist CO Series 06 Zero Coupon, 12/15/17	14,718	7,606,557
Todd Creek Farms Met Dist #1 CO (Todd Creek Farms Met Wtr) 4.75%, 12/01/09	2,185	2,132,342

		98,930,045

Connecticut – 0.6%
Connecticut GO MBIA Series B 5.00%, 12/01/13	8,615	9,775,958
Connecticut Res Rec Auth (Mid-Connecticut Sys Proj) MBIA Series A 5.375%, 11/15/09-11/15/10	1,840	1,840,773

32	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Connecticut Spl Tax Obl FSA Series B 5.375%, 10/01/10-10/01/13	$11,180	$11,891,147
Univ of Connecticut Student Fee FGIC Series A 5.25%, 11/15/17	3,065	3,309,556

		26,817,434

Delaware – 0.1%
Delaware Trnsp Auth MBIA 5.00%, 7/01/11	3,680	3,994,677

District Of Columbia – 0.7%
District of Columbia GO FSA Series B 5.50%, 6/01/09	2,275	2,288,631
FSA Series C 5.00%, 6/01/14	5,790	6,465,809
District of Columbia HFA SFMR (District of Columbia HFA) GNMA/FNMA Series A 6.25%, 12/01/28	740	743,448
District of Columbia Wtr & Swr (District of Columbia Wtr & Swr Au) FSA 6.00%, 10/01/16	1,635	1,959,597
Metro Washington Arpt Auth VA Series 2008A 5.50%, 10/01/14	4,140	4,347,745
Series A 5.50%, 10/01/12-10/01/18	16,315	16,784,818

		32,590,048

Florida – 11.0%
Amelia Walk CDD FL Series B 5.20%, 5/01/14	1,985	1,501,156
Arborwood CDD FL Series A-2 5.25%, 5/01/36	3,315	1,812,907
Series B 5.25%, 5/01/16	5,350	4,082,104
Series B-2 5.10%, 5/01/16	2,295	1,714,801
Beacon Tradeport CDD FL Series B 7.125%, 5/01/22	2,410	2,419,447
Belmont CDD FL Series B 5.125%, 11/01/14(b)	2,455	987,745

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	33

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Bonnet Creek Resort CDD FL 7.125%, 5/01/12	$1,100	$1,032,383
Brevard Cnty FL Sch Brd (Prerefunded) AMBAC 5.00%, 7/01/26	5,000	5,582,400
Broward Cnty FL Arpt Sys MBIA Series E 5.25%, 10/01/10	2,065	2,086,084
Broward Cnty FL Sch Brd COP FGIC Series A 5.00%, 7/01/13-7/01/14	7,190	7,535,758
Chapel Creek FL CDD Series B 5.25%, 5/01/15	3,660	2,236,736
Citizens Ppty Ins Corp FL MBIA Series A 5.00%, 3/01/14-3/01/16	103,035	100,655,645
Series A-1 5.00%, 6/01/11	46,735	47,817,383
Collier Cnty FL Sch Brd COP FSA 5.00%, 2/15/16	5,000	5,319,000
Dade Cnty FL SD GO MBIA Series 94 5.00%, 8/01/12	8,060	8,640,642
Dupree Lakes CDD FL 5.00%, 11/01/10	220	138,604
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15	1,555	1,207,520
East Homestead CDD FL Series B 5.00%, 5/01/11	1,225	874,368
Fishhawk CDD #2 FL Series B 5.00%, 5/01/12	2,610	1,634,121
Florida Brd of Ed GO 9.125%, 6/01/14	150	195,034
Series A 5.00%, 1/01/15-1/01/16	24,320	26,824,287
Series B 5.00%, 1/01/16	3,370	3,700,900
Florida Brd of Ed GO (Florida GO) 9.125%, 6/01/14	990	1,140,034
FGIC Series G 5.25%, 6/01/11	2,125	2,291,430

34	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series A 5.00%, 6/01/12-1/01/13	$20,050	$21,996,955
Series B 5.00%, 1/01/12	9,850	10,706,654
Series D 5.00%, 6/01/12	4,610	5,058,230
ST GTD Series B 5.00%, 6/01/13	5,000	5,515,900
Florida Brd of Ed Lottery MBIA Series 2002C 5.00%, 1/01/17	3,740	3,834,884
MBIA Series C 5.25%, 1/01/11	4,600	4,834,600
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) AMBAC 5.00%, 7/01/15	4,825	5,182,726
AMBAC Series A 5.00%, 7/01/13-7/01/14	12,095	13,041,805
FGIC Series A 5.00%, 7/01/18	3,435	3,517,440
MBIA Series B 5.00%, 7/01/15	6,095	6,529,330
Florida Hurricane Catastr Fin Corp Series 2008A 5.00%, 7/01/13	20,000	20,567,800
Series A 5.00%, 7/01/11	32,320	33,349,069
Florida Turnpike Auth (Florida Turnpike) FGIC Series A 5.00%, 7/01/11	1,020	1,097,306
FSA 5.25%, 7/01/10	6,975	7,332,539
FSA Series A 5.00%, 7/01/12	6,375	7,010,715
Greyhawk Landing CDD FL Series B 6.25%, 5/01/09	100	99,818
Hammock Bay CDD FL Series B 5.375%, 5/01/11	65	61,316
Harbor Bay CDD FL Series B 6.35%, 5/01/10	965	878,333
Heritage Isle at Viera CDD FL Series 4B 5.00%, 11/01/09	100	91,800

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	35

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Heritage Plantation CDD FL Series B 5.10%, 11/01/13	$3,545	$2,493,978
Jacksonville FL Elec Auth Series 2009B 5.00%, 10/01/15	5,780	6,087,438
Jacksonville FL Port Auth MBIA 4.375%, 11/01/18	4,350	4,376,753
Lake Ashton II CDD FL Series B 4.875%, 11/01/10	1,005	943,253
5.00%, 11/01/11	6,810	4,131,831
Lakewood Ranch Stwdshp Dist FL Series B 5.00%, 5/01/13	500	332,270
Landmark at Doral CDD FL Series B 5.20%, 5/01/15(b)	4,535	2,297,839
Live Oak CDD FL Series B 5.00%, 11/01/09	3,385	2,232,983
Main Str CDD FL Series B 6.90%, 5/01/17	10,000	7,532,300
Meadow Pointe III CDD FL Series 4B 5.00%, 5/01/09	150	149,624
Meadow Woods CDD FL Series 4B 5.25%, 5/01/11	930	834,498
Miami Beach FL Hlth Fac Auth (MT Sinai Medical Center FL) 6.75%, 11/15/24	6,990	4,850,780
Miami-Dade Cnty FL SD GO MBIA 5.00%, 2/15/13	3,325	3,570,984
MBIA Series 1996 4.75%, 7/15/10	11,215	11,645,656
MBIA Series 1997 5.00%, 2/15/15	2,455	2,627,169
Middle Village CDD FL Series C 5.125%, 5/01/09	260	258,981
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	4,090	2,817,151

36	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Miromar Lakes CDD FL Series 00A 7.25%, 5/01/12	$1,705	$1,590,373
Orange Cnty FL Sales Tax FGIC Series A 5.00%, 1/01/13	5,520	6,024,638
Overoaks CDD FL Series 4B 5.125%, 5/01/09	2,365	1,229,587
Palm Beach Cnty FL Sld Wst Auth AMBAC Series A 6.00%, 10/01/09	4,305	4,413,161
Palm Glades CDD FL Series B 4.85%, 8/01/11	1,875	1,260,844
Parkway Center CDD FL Series B 5.625%, 5/01/14	4,400	3,626,040
Paseo CDD FL 5.00%, 2/01/11	2,120	1,321,905
Series B 4.875%, 5/01/10	4,305	2,814,394
The Quarry CDD FL 5.25%, 5/01/16	845	644,743
Series A-2 5.25%, 5/01/36	6,065	3,333,688
Riverwood Estates CDD FL Series B 5.00%, 5/01/13(b)	1,960	686,000
Sarasota Cnty FL Util Sys FGIC Series C 5.25%, 10/01/21	2,000	2,047,360
Seven Oaks CDD FL Series B 5.00%, 5/01/09	1,865	1,119,933
Shingle Creek FL CDD 5.75%, 5/01/15	3,865	2,736,729
South Bay CDD FL Series B-1 5.125%, 11/01/09(b)	1,070	427,936
Series B-2 5.375%, 5/01/13(b)	2,900	1,181,170
Stoneybrook CDD FL Series B 5.45%, 11/01/15(b)	7,075	4,251,934
Sunrise FL Util Sys AMBAC 5.50%, 10/01/13	2,445	2,647,788

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	37

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Sweetwater Creek CDD FL Series B-1 5.30%, 5/01/17	$1,000	$626,530
Series B-2 5.125%, 5/01/13	3,000	1,904,490
Tampa FL Occuptl License Tax FGIC Series A 5.375%, 10/01/17-10/01/18	8,110	8,611,196
Tampa FL Wtr & Swr Sys Series A 5.25%, 10/01/18	1,160	1,216,446
Tampa Hillsboro Cnty FL Expwy AMBAC 5.00%, 7/01/12	8,575	9,008,809
Tern Bay CDD FL Series B 5.00%, 5/01/15(b)	2,570	1,028,000
Venetian CDD FL Series B 5.95%, 5/01/12	245	224,783
Verano CDD FL Series B 5.00%, 11/01/12-11/01/13	4,980	3,308,234
Villages of Westport CDD FL Series 05A 5.125%, 5/01/15	1,850	1,385,243
Waterford Estates 5.125%, 5/01/13	2,000	1,133,020
Waterset North CDD FL Series B 6.55%, 11/01/15	7,015	5,844,126
Westchester CDD FL 6.00%, 5/01/23	4,295	3,031,669

		518,001,966

Georgia – 1.6%
Georgia GO Series B 6.00%, 3/01/12	1,000	1,135,060
Series C 6.25%, 8/01/10	1,490	1,597,220
Georgia Mun Elec Auth FSA Series A 5.25%, 1/01/14	4,230	4,731,128
MBIA Series A 5.25%, 1/01/14-11/01/21	6,625	7,007,411

38	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Main Street Nat Gas Inc (Bank of America) Series B 5.00%, 3/15/12-3/15/13	$8,905	$7,765,799
Main Street Nat Gas Inc (JP Morgan Chase) Series 2006A 5.00%, 3/15/18	1,960	1,673,742
Series A 5.00%, 3/15/10-3/15/17	39,710	37,529,791
Metro Atlanta Rapid TRAN Auth GA FGIC Series A 5.00%, 7/01/12-7/01/13	11,630	12,979,596

		74,419,747

Guam – 0.2%
Guam Wtrworks Auth COP 5.00%, 7/01/10	2,055	2,019,942
Guam Wtrworks Auth COP (Prerefunded) 5.18%, 7/01/15	6,459	6,686,046
Guam Wtrworks Auth COP (Guam Govt Wtrwks) Series 05 5.00%, 7/01/13	1,345	1,274,885

		9,980,873

Hawaii – 1.6%
Hawaii GO AMBAC 5.00%, 7/01/15	17,320	19,658,200
AMBAC Series DG 5.00%, 7/01/14	42,520	47,913,237
FSA Series CX 5.50%, 2/01/17-2/01/21	6,595	7,033,373

		74,604,810

Illinois – 4.0%
Bolingbrook IL Sales Tax 5.75%, 1/01/15(c)	3,890	3,133,084
Chicago IL Brd of Ed COP (Chicago IL Brd of Ed GO) MBIA Series A 6.25%, 1/01/11	1,880	2,022,636
Chicago IL GO(Prerefunded) FGIC Series A 6.75%, 1/01/35	2,550	2,762,721
FSA Series A 5.00%, 1/01/12	5,760	6,262,560

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	39

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Chicago IL HFA SFMR (Chicago IL HFA) GNMA/FNMA/FHLMC Series 99 A 6.35%, 10/01/30	$90	$91,458
Chicago IL O’hare Intl Arpt (O’hare Intl Arpt) MBIA Series C 5.00%, 1/01/10	1,890	1,923,850
Chicago IL Park Dist Hbr(Prerefunded) 5.875%, 1/01/13-1/01/15	5,735	6,216,166
Chicago IL Pub Bldg Comm(Prerefunded) AMBAC 5.25%, 3/01/21	4,000	4,526,960
Chicago IL Pub Bldg Comm (Chicago IL Park Dist GO) FGIC Series A 5.375%, 1/01/13	2,510	2,528,800
Chicago IL Sales Tax FSA 5.00%, 1/01/16	5,000	5,529,350
Chicago IL Tax Increment (Kingsbury Redev Proj) Series A 6.57%, 2/15/13	1,700	1,595,127
Chicago IL Trnsp Auth Fed GAN (Chicago Federal Highway Grant) AMBAC Series A 5.25%, 6/01/10	4,570	4,757,233
AMBAC Series B 5.00%, 6/01/09	2,000	2,011,440
Chicago IL Wstwtr MBIA Series B 5.25%, 1/01/15	4,225	4,645,726
Cortland IL Spl Tax 5.50%, 3/01/17	5,078	3,616,145
Du Page Cnty IL GO 5.60%, 1/01/21	8,655	9,873,364
Illinois Civic Ctr Spl Tax AMBAC 6.25%, 12/15/20	3,135	3,703,564
Illinois Dev Fin Auth (Adventist Health Sys) MBIA Series B 5.857%, 1/01/19	5,730	4,955,533

40	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois Dev Fin Auth (Illinois SRF) Series 2002 5.25%, 3/01/12	$5,825	$6,451,886
Illinois GO 5.00%, 1/01/13	1,510	1,659,414
AMBAC 5.00%, 4/01/11-11/01/14	8,765	9,685,666
AMBAC Series B 5.00%, 3/01/14	8,080	8,956,680
FSA 5.00%, 9/01/14	5,550	6,209,284
5.375%, 10/01/10	11,015	11,672,155
FSA Series A 5.25%, 10/01/13	7,785	8,778,055
MBIA 5.25%, 4/01/11-10/01/21	8,275	8,834,615
5.375%, 7/01/10	8,985	9,449,075
5.75%, 12/01/13	2,390	2,582,730
MBIA-IBC Series B 5.00%, 3/01/15	5,000	5,474,900
Series B 5.00%, 3/01/13	8,275	9,125,504
Illinois Sales Tax Series Q 6.00%, 6/15/12	3,225	3,518,959
Series U 5.00%, 6/15/09	1,150	1,151,978
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	1,422	1,086,323
Regional Trnsp Auth IL Sales Tax FGIC Series B 5.50%, 6/01/17	1,025	1,171,739
FGIC Series C 7.75%, 6/01/20	1,005	1,290,159
Series A 5.00%, 7/01/16	5,285	5,913,651
St. Clair Cnty IL GO FGIC 5.625%, 10/01/13	3,410	3,534,942
Univ of Illinois COP(Prerefunded) AMBAC Series A 5.50%, 8/15/18	2,340	2,570,584
Will & Kendall Cnty CSD #202 IL FGIC 5.00%, 1/01/14-1/01/16	8,575	9,209,970

		188,483,986

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	41

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Indiana – 0.6%
Allen Cnty IN Juv Justice Ctr (Allen Cnty IN Lease Just Ctr) AMBAC 5.50%, 1/01/18	$1,575	$1,635,260
Dyer IN Redev Auth(Prerefunded) 6.55%, 7/15/20	2,720	2,793,902
6.875%, 7/15/14	1,755	1,804,298
Indiana Finance Auth (Indiana SRF) Series A 5.00%, 2/01/13	2,125	2,363,722
Indiana Trnsp Fin Auth Arpt AMBAC Series A 6.00%, 11/01/09	1,370	1,411,621
Indianapolis IN Gas Util ASSURED GTY Series A 5.00%, 8/15/30	7,670	8,391,824
Indianapolis IN Loc Bond Bank Series B 5.00%, 2/01/10	360	360,011
6.00%, 1/10/13	4,380	4,674,818
Jasper Cnty IN PCR (No. Indiana Pub Serv Company) MBIA 5.60%, 11/01/16	6,270	6,246,738

		29,682,194

Kansas – 0.3%
Wyandotte Cnty KS Sales Tax Series B 4.75%, 12/01/16	2,990	2,784,258
Wyandotte Cnty KS Util Sys AMBAC Series 2004 5.65%, 9/01/13-9/01/14	11,960	13,385,598

		16,169,856

Kentucky – 0.3%
Kentucky Asset Liability Comm MBIA 5.00%, 9/01/16	5,000	5,631,650
Kentucky Prop & Bldg Comm (Kentucky Lease Proj #87) FGIC 5.00%, 3/01/13-3/01/14	7,970	8,707,020

		14,338,670

42	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Louisiana – 2.6%
Coves of The Highland LA CDD 5.60%, 11/01/21	$4,025	$2,863,224
DE Soto Parish LA PCR (International Paper Company) Series A-2 5.00%, 10/01/12	4,700	4,191,084
E. Morial New Orleans Exhib Hall LA (Prerefunded) AMBAC Series A 5.00%, 7/15/33	7,350	8,331,445
5.25%, 7/15/20	3,450	3,946,110
Lakeshore Vlgs Master CDD LA 5.25%, 7/01/17	9,833	7,263,539
Louisiana Agric Fin Auth (Louisiana Agric Fin Auth Lease) 5.25%, 9/15/17	21,770	19,485,021
Louisiana GO AMBAC Series A 5.00%, 10/15/12	11,965	13,110,649
FSA 5.00%, 5/01/16	15,305	16,874,069
FSA Series C 5.00%, 5/01/13-5/01/15	22,765	24,973,731
Louisiana Loc Govt CDA (Cargo Acquisition Group) Series 02 6.65%, 1/01/25	550	432,151
Louisiana Property Assmt Corp AMBAC Series B 5.25%, 6/01/14	1,770	1,787,381
Louisiana St Office Facs Corp (Louisiana Lease St off Bldg) MBIA Series A 5.50%, 3/01/11	2,000	2,022,440
Morehouse Parish LA PCR (International Paper CO) Series A 5.25%, 11/15/13	7,340	6,418,463
New Orleans LA GO MBIA 5.25%, 12/01/20	5,845	5,508,620
Orange Grove CDD LA 5.30%, 11/01/21	1,745	1,163,182
Tangipahoa Parish LA 5.90%, 5/01/22	3,365	2,410,720

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	43

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Terrebonne Parish LA Wtrwks AMBAC Series A 5.25%, 11/01/23	$2,000	$2,054,340

		122,836,169

Massachusetts – 4.1%
Massachusetts Bay Trnsp Auth (Prerefunded) GTD Series A 5.25%, 7/01/20	3,600	4,041,684
Massachusetts Bay Trnsp Auth (Massachusetts GO) GTD Series A 5.50%, 3/01/12	3,780	3,967,072
5.75%, 3/01/10	2,255	2,356,114
Massachusetts GO 5.00%, 5/01/14	10,340	11,623,091
FGIC Series C 5.50%, 11/01/13-11/01/14	38,980	44,988,590
MBIA Series 2004 5.50%, 12/01/19	7,720	8,949,410
MBIA Series D 5.375%, 8/01/22	2,605	2,911,608
5.50%, 11/01/12	20,050	22,765,773
Series 2002 5.50%, 11/01/15	1,785	2,085,505
Series A 5.50%, 1/01/11	1,305	1,402,497
Series B 5.00%, 11/01/10-8/01/12	19,950	22,064,023
Series C 5.00%, 5/01/12	8,175	9,027,162
5.75%, 10/01/14	3,325	3,545,847
Massachusetts Hlth & Ed Facs Auth (Caregroup Inc) Series E2 5.00%, 7/01/12-7/01/17	21,980	21,583,719
Massachusetts Hlth & Ed Facs Auth (Harvard Univ) Series N 6.25%, 4/01/20	2,820	3,555,089
Massachusetts Port Auth FSA Series B 5.50%, 7/01/09	1,780	1,794,062
Massachusetts Wtr Poll Abatmnt Series B 5.25%, 8/01/14	995	1,111,495

44	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Wtr Poll Abatmnt (Massachusetts SRF) Series A 5.125%, 2/01/16	$3,460	$3,480,137
Massachusetts Wtr Poll Abatmnt (Massachusetts SRF/MWRA) Series B 5.25%, 8/01/14	60	66,767
Univ of Massachusetts Bldg Auth (Univ of Massachusetts Lease) AMBAC 5.00%, 11/01/18	18,690	20,255,474

		191,575,119

Michigan – 1.4%
Detroit MI GO MBIA Series 2004 5.00%, 4/01/09	2,450	2,450,000
Detroit MI SD GO AMBAC Series A 6.50%, 5/01/10	1,065	1,079,164
FGIC Series 2A 5.00%, 5/01/32	1,405	1,578,040
Detroit MI Swr Disp MBIA Series B 6.00%, 7/01/10	2,510	2,638,110
Detroit MI Wtr Supply Sys(Prerefunded) FGIC Series A 5.25%, 7/01/33	5,155	5,554,976
Grand Rapids MI Wtr Supply Sys FGIC 5.75%, 1/01/12	2,100	2,247,399
Lansing MI Cmnty Clg GO(Prerefunded) FGIC 5.50%, 5/01/16	3,515	3,956,695
Michigan COP(Prerefunded) MBIA 5.375%, 9/01/19	4,775	5,252,118
Michigan Mun Bond Auth(Prerefunded) 5.625%, 10/01/11	1,270	1,314,971
Michigan Mun Bond Auth (Michigan Mun Bond Sch Ln Prog) Series A 5.25%, 12/01/10	5,215	5,534,523

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	45

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michigan Mun Bond Auth (Michigan SRF) 5.50%, 10/01/13	$1,850	$2,131,292
Michigan Pub Pwr Agy (Belle River Proj) MBIA 5.25%, 1/01/14	3,380	3,721,684
MBIA Series A 5.25%, 1/01/10	9,065	9,337,494
Michigan Trunk Line Prog(Prerefunded) FSA Series A 5.50%, 11/01/18	1,110	1,228,992
Michigan Trunk Line Spl Tax FGIC 5.00%, 11/01/12	4,130	4,533,171
5.25%, 11/01/13	5,000	5,568,250
FSA Series 05B 5.00%, 9/01/11	5,130	5,515,571
FSA Series B 5.00%, 9/01/13	2,055	2,266,460
Walled Lake MI Cons SD GO(Prerefunded) Q-SBLF 5.75%, 5/01/13	2,000	2,110,480

		68,019,390

Minnesota – 0.3%
Minnesota Mun Pwr Agy Elec 4.50%, 10/01/12	2,395	2,536,185
Southern MN Muni Pwr Agy AMBAC Series A 5.25%, 1/01/16	6,820	7,398,882
St. Paul MN Hsg & Redev Auth (Healtheast) 5.15%, 11/15/20	2,770	2,170,794
5.75%, 11/15/21	1,750	1,426,162

		13,532,023

Missouri – 0.2%
Jackson Cnty MO Pub Bldg Corp 5.00%, 12/01/25	1,955	1,994,452
Kansas City MO Muni Assist Corp FGIC 5.00%, 4/15/13	7,215	7,969,978
Missouri HDC SFMR (Missouri HDC) GNMA/ FNMA Series B-2 6.40%, 9/01/29	230	231,920

		10,196,350

46	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nebraska – 0.2%
Nebraska Pub Pwr Dist MBIA Series B 5.00%, 1/01/11	$10,355	$10,891,907

Nevada – 4.5%
Clark Cnty NV Airport PFC (Mccarran Airport PFC) Series 2008 5.00%, 7/01/12	2,745	2,910,770
5.25%, 7/01/17	16,695	17,844,785
Series A 5.00%, 7/01/13-7/01/14	8,225	8,779,183
Clark Cnty NV GO AMBAC 5.00%, 7/01/14-11/01/16	43,365	46,820,603
AMBAC Series A 6.50%, 6/01/17	1,760	2,022,698
FSA Series A 5.00%, 6/01/12	8,695	9,343,212
FSA Series B 5.00%, 6/01/12-6/01/13	12,325	13,258,274
Clark Cnty NV SD GO FGIC Series A 5.00%, 6/15/17	27,880	28,988,230
5.25%, 6/15/14	5,505	5,891,506
FSA 5.50%, 6/15/12	13,425	14,577,939
FSA Series C 5.00%, 6/15/19	22,380	23,282,138
5.25%, 6/15/13	8,800	9,481,736
MBIA Series C 5.00%, 6/15/10-6/15/13	8,740	9,238,625
MBIA Series D 5.25%, 6/15/12	5,000	5,351,650
Clark Cnty NV SID #142 (Clark Cnty NV SID #142 Mtns Edg) 5.00%, 8/01/10	3,380	3,254,264
5.30%, 8/01/11	1,560	1,465,682
Clark Cnty NV SID #151 (Clark Cnty NV SID #151 Summerlin) 3.95%, 8/01/09	470	450,735
4.40%, 8/01/12	190	151,658
Henderson NV LID #T-16 (Henderson NV LID #T-16 Falls) 4.75%, 3/01/13	970	462,098
Las Vegas NV SID #607 (Las Vegas NV SID #607 Provdnce) 5.15%, 6/01/11	1,995	1,806,832

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	47

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nevada GO Series 2008C 5.00%, 6/01/15	$4,555	$5,001,982

		210,384,600

New Hampshire – 0.3%
Manchester NH Hsg & Redev Agy ACA Series A 6.75%, 1/01/13-1/01/15	6,155	6,089,316
New Hampshire Hlth & Ed Fac Auth (Univ of New Hampshire) AMBAC 5.375%, 7/01/20	7,090	7,564,108

		13,653,424

New Jersey – 8.5%
Garden St Presv Trust NJ FSA Series 05A 5.80%, 11/01/17	2,325	2,692,885
New Jersey COP (New Jersey COP Equip Purchase) Series A 5.00%, 6/15/13-6/15/14	7,320	8,010,098
New Jersey Ed Fac Auth (Kean Univ) FGIC Series 07 4.25%, 7/01/37(d)	8,185	8,185,000
New Jersey EDA (New Jersey Cigarette Tax) FGIC 5.00%, 6/15/09-6/15/10	16,155	16,208,585
FGIC Series 4 5.00%, 6/15/11	4,690	4,689,672
FSA 5.00%, 6/15/09	2,565	2,569,797
FSA Series 4 5.00%, 6/15/10	3,615	3,628,520
New Jersey EDA (New Jersey Lease Sch Fac) MBIA Series G 5.00%, 9/01/13-9/01/15	24,090	25,933,689
Series W 5.00%, 3/01/15	2,325	2,498,143
New Jersey EDA (New Jersey Market Transition) MBIA Series 1A 5.00%, 7/01/11	11,795	12,586,327

48	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

MBIA Series A 5.00%, 7/01/09	$3,790	$3,823,655
New Jersey EDA (New Jersey Trnst Pj Lease) 5.00%, 5/01/15-5/01/16	55,310	59,398,342
New Jersey GO 5.00%, 6/01/16	4,570	5,151,761
5.25%, 7/01/16	3,515	4,021,441
MBIA-IBC 5.50%, 8/01/11	3,530	3,857,690
New Jersey Hlth Care Fac Fin Auth (Jersey City Medical Ctr) AMBAC FHA 4.80%, 8/01/21	15	15,109
New Jersey Trnsp Trust Fund Auth (New Jersey Trnsp Trust Fund) AMBAC Series A 5.50%, 12/15/13	7,415	8,153,311
AMBAC Series C 5.25%, 12/15/09	2,425	2,489,747
FGIC Series A 5.00%, 6/15/13-6/15/14	11,520	12,301,177
FGIC Series B 5.25%, 12/15/13	5,000	5,443,750
FSA Series C 5.75%, 12/15/12	5,000	5,563,200
MBIA Series A 5.25%, 12/15/11-12/15/13	36,565	39,743,595
MBIA Series B 5.25%, 12/15/13-12/15/14	20,985	22,782,280
New Jersey Turnpike Auth (New Jersey Turnpike) MBIA Series A 6.00%, 1/01/11	14,175	15,038,541
Tobacco Settlement Auth NJ(Prerefunded) 6.25%, 6/01/43	22,020	25,930,972
6.75%, 6/01/39	84,940	101,720,746

		402,438,033

New York – 8.1%
Metropolitan Trnsp Auth NY(Prerefunded) FGIC Series A 5.00%, 4/01/23	2,835	3,288,770
New York NY GO 5.25%, 8/01/16	17,120	18,613,891

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	49

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 4B 5.00%, 8/01/10	$14,270	$14,923,851
Series B 5.00%, 9/01/15	10,000	10,759,300
Series C 5.00%, 1/01/15-1/01/16	15,370	16,459,998
5.50%, 8/01/14	4,780	5,171,100
Series D 5.00%, 2/01/15-2/01/16	10,290	11,036,765
Series E 5.00%, 8/01/14-8/01/16	36,490	39,219,544
Series G 5.00%, 8/01/11	7,360	7,812,861
Series H 5.00%, 8/01/11	3,450	3,662,279
Series I 5.00%, 8/01/10	4,520	4,727,106
5.875%, 3/15/13	100	100,034
Series J 5.00%, 3/01/17	2,355	2,470,207
Series J-1 5.00%, 8/01/13	10,920	11,776,783
Series N 5.00%, 8/01/12	2,020	2,175,520
New York NY GO (New York NY GO) Series 4G 5.00%, 8/01/12	21,110	22,735,259
New York NY TFA MBIA Series E 5.25%, 2/01/21	2,760	2,883,151
Series B 5.25%, 2/01/29	14,005	14,553,156
New York NY Trnsl Fin Auth 5.00%, 8/01/11	4,900	5,287,065
MBIA Series D 5.25%, 2/01/20	2,360	2,472,147
MBIA Series E 5.25%, 2/01/22	4,685	4,877,179
New York St Dormitory Auth (New York St Lease Cuny) Series 2008B 5.00%, 7/01/15-7/01/16	33,770	35,905,546
Series A 5.75%, 7/01/13	1,280	1,377,472
New York St Dormitory Auth (New York St Lease Mental Hlth) FSA Series B 5.00%, 2/15/10	2,160	2,231,107

50	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

MBIA Series 1998D 5.25%, 2/15/13	$115	$115,705
New York St Dormitory Auth (New York Univ) MBIA Series A 6.00%, 7/01/18	2,865	3,433,874
New York St Dormitory Auth (Orlando Regl Med Ctr) 6.00%, 12/01/13-12/01/16	14,030	12,978,721
Series 2008 5.50%, 12/01/11	3,000	2,926,050
New York St HFA MFHR (New York St HFA) Series B 4.05%, 11/01/10	6,950	6,958,271
New York St Thruway Auth(Prerefunded) FSA Series 2005A 5.00%, 3/15/18	3,650	4,104,279
MBIA Series A 5.00%, 4/01/21	4,700	5,257,890
New York ST Thruway Auth (New York St Pers Income Tax) FSA Series 2005A 5.00%, 3/15/18	4,210	4,541,790
New York St Thruway Auth (New York St Thruway Auth Ded Tax) FGIC Series B 5.00%, 4/01/13	6,760	7,398,617
FSA Series B 5.00%, 4/01/15	10,255	11,307,471
MBIA Series C 5.25%, 4/01/11	6,115	6,547,636
New York St Thruway Auth (New York St Twy Auth Spl Tax) FGIC Series B 5.00%, 4/01/16	44,040	47,874,563
Tobacco Settlement Fin Corp NY (New York St Tobacco Asset Sec) Series 2008 5.00%, 6/01/12	5,935	6,253,531
Series B-1C 5.50%, 6/01/14	16,590	16,641,927

		380,860,416

North Carolina – 3.8%
North Carolina Eastern Mun Pwr Agy Series A 5.00%, 1/01/14-1/01/15	9,410	9,622,338

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	51

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

5.50%, 1/01/11	$3,740	$3,864,654
6.00%, 1/01/26	1,720	2,115,033
Series B 5.70%, 1/01/17	1,880	1,902,184
Series C 5.25%, 1/01/11	2,765	2,845,572
Series D 6.45%, 1/01/14	630	645,498
North Carolina Infra Fin Corp (North Carolina COP Infra Fin) FSA Series A 5.00%, 2/01/13-2/01/15	22,430	25,213,013
Series A 5.00%, 2/01/13	4,295	4,743,999
North Carolina Mun Pwr Agy #1 5.25%, 1/01/14	15,545	16,674,655
5.50%, 1/01/13	4,170	4,571,404
AMBAC Series A 5.25%, 1/01/15	5,450	5,789,590
Series A 5.25%, 1/01/15-1/01/17	63,995	68,555,037
5.50%, 1/01/12-1/01/13	13,755	14,781,756
Series C 5.25%, 1/01/14-1/01/17	18,155	19,434,326

		180,759,059

Ohio – 1.1%
Cincinnati OH Wtr Series A 5.00%, 12/01/15	5,780	6,646,075
Cleveland OH Wtrworks FGIC Series K 5.25%, 1/01/13	5,000	5,396,850
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21	4,355	3,807,054
Cuyahoga Cnty OH Hosp (Uhhs/Csahs Cuyahoga & Canton) 6.75%, 1/01/10	475	480,952
Hamilton Cnty OH Sales Tax(Prerefunded) AMBAC Series B 5.75%, 12/01/12-12/01/13	5,145	5,546,516
5.75%, 12/01/12-12/01/13	1,310	1,403,685
Montgomery Cnty OH 5.40%, 12/01/09	1,145	1,177,175
5.50%, 12/01/10	2,100	2,160,375
5.60%, 12/01/11	1,000	1,029,410

52	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ohio Bldg Auth (Ohio Lease Adult Corr Fac) 5.00%, 4/01/12	$5,000	$5,478,200
Ohio Bldg Auth (Ohio Lease Workers Comp Fac) FGIC Series A 5.00%, 4/01/12	7,265	7,904,247
Ohio GO Series A 5.00%, 6/15/14	2,195	2,466,631
Series B 5.00%, 9/15/11	1,785	1,939,224
Ohio Wtr Dev Auth (Cleveland Electric Illum) Series 2008C 7.25%, 11/01/32	6,980	7,086,515

		52,522,909

Oklahoma – 1.3%
Mcgee Creek Auth OK Wtr MBIA 6.00%, 1/01/23	3,980	4,371,513
Oklahoma Dev Fin Auth Series A 5.00%, 8/15/09	1,000	1,016,010
5.75%, 8/15/13	2,240	2,304,355
Tulsa Cnty OK IDA (Tulsa Cnty OK IDA Cap Impt) FSA Series B 5.00%, 5/15/10-5/15/12	51,315	55,367,416

		63,059,294

Oregon – 0.5%
Clackamas & WA SD #3 OR GO (Clackamas & WA Cnty SD #3 OR GO) FGIC Series B 5.00%, 6/15/12	5,190	5,750,208
Oregon Dept of Admin Svc COP MBIA Series B 5.25%, 5/01/14	1,775	1,912,687
Portland OR Swr Sys MBIA Series A 5.00%, 6/15/13	5,090	5,693,318
Tri-County Met Trnsp Dist OR MBIA 4.00%, 5/01/14	2,980	2,980,477
5.00%, 5/01/12	1,080	1,170,504

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	53

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Washington Cnty OR SD #48-J GO FSA 5.00%, 6/01/13	$4,600	$5,169,802

		22,676,996

Pennsylvania – 3.8%
Allegheny Cnty PA GO(Prerefunded) MBIA Series C-54 5.375%, 11/01/18	3,400	3,880,216
Allegheny Cnty PA Hosp Dev Auth(Prerefunded) Series B 9.25%, 11/15/22	3,155	3,622,256
Allegheny Cnty PA Hosp Dev Auth (Univ of Pittsburg Med Center) Series 2008A 5.00%, 9/01/14	46,500	48,879,405
Allegheny Cnty PA Hosp Dev Auth (UPMC Health Sys) Series B 5.00%, 6/15/18	8,200	8,181,468
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series A 5.00%, 11/15/09-11/15/13	23,340	21,723,829
Allegheny Cnty PA Redev Agy (Pittsburgh Mills Spl Tax) 5.10%, 7/01/14	560	498,478
Bucks Cnty PA IDA (Waste Management Inc) 3.90%, 12/01/22	15,180	14,908,582
Central Bucks PA SD GO 5.00%, 5/15/16	5,000	5,694,800
Pennsylvania GO 5.25%, 7/01/14	13,440	15,373,478
FGIC 5.50%, 2/01/14	5,310	6,087,278
MBIA 5.25%, 2/01/14	10,885	12,354,584
5.375%, 7/01/16	2,225	2,599,801
MBIA Series 1 5.00%, 2/01/15	13,725	15,302,277
Philadelphia PA IDA (Univ of Pennsylvania) 1.11%, 4/26/14(a)	7,300	6,896,602
Philadelphia PA Parking Auth FSA 5.50%, 9/01/11	1,915	1,955,789

54	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

State Pub Sch Bldg Auth PA (Philadelphia PA SD Lease) Series A 5.00%, 6/01/14	$5,370	$5,917,579
Westmoreland Cnty PA Mun Auth FGIC 5.00%, 8/15/09	4,135	4,166,839

		178,043,261

Puerto Rico – 1.8%
Puerto Rico GO Series A 5.00%, 7/01/30	26,525	25,971,954
5.25%, 7/01/11	2,135	2,150,522
Puerto Rico Govt Dev Bank Series B 5.00%, 12/01/10-12/01/13	4,135	4,083,236
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series M 5.50%, 7/01/13	15,205	15,277,832
Puerto Rico Pub Fin Corp Series A 5.75%, 8/01/27	10,145	10,128,362
Univ of Puerto Rico Series P 5.00%, 6/01/12-6/01/14	13,525	13,252,596
Series Q 5.00%, 6/01/12-6/01/15	13,055	12,606,795

		83,471,297

Rhode Island – 0.5%
Providence RI Pub Bldg Auth (Providence RI Lease) FSA Series A 5.10%, 12/15/09	1,000	1,000,670
Rhode Island Depositors Corp FSA Series A 5.50%, 8/01/20	1,500	1,751,325
5.75%, 8/01/19	4,940	5,872,079
Series A 6.375%, 8/01/22	5,780	7,310,833
Rhode Island EDC (Rhode Island Dept of Transp) ASSURED GTY Series 2009A 5.25%, 6/15/17(e)	7,955	8,609,140

		24,544,047

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	55

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

South Carolina – 1.1%
Greenville Cnty SD SC Lease 5.00%, 12/01/10-12/01/15	$22,600	$24,495,365
Horry Cnty SC SD GO SCSDE Series A 5.375%, 3/01/18	5,285	5,635,290
Lancaster Cnty SC Edenmore ID Series B 5.375%, 12/01/16	3,726	2,714,950
Newberry Inv IN Children SC (Newberry Cnty SC SD Lease) 5.25%, 12/01/23-12/01/25	2,315	2,112,261
Richland Cnty SC (International Paper CO) Series A 4.60%, 9/01/12	6,350	5,583,555
South Carolina Pub Svc Auth FSA Series D 5.25%, 1/01/14	2,080	2,279,264
MBIA Series B 5.00%, 1/01/11-1/01/12	7,385	7,967,009

		50,787,694

Tennessee – 0.1%
Memphis Shelby Cnty Arpt Auth TN (Memphis Intl Airport) AMBAC Series D 6.25%, 3/01/18	3,000	3,049,890
MBIA Series A 6.25%, 2/15/10	1,000	1,027,380
Tennessee Energy Acq Corp Gas (Goldman Sachs & Co.) Series A 5.25%, 9/01/21	2,115	1,589,126

		5,666,396

Texas – 9.2%
Arlington TX ISD GO PSF-GTD 5.00%, 2/15/14-2/15/21	3,285	3,693,423
Austin TX Utils Sys FSA 5.00%, 11/15/13	3,035	3,397,561
Bell Cnty TX Hlth Fac Dev Corp 6.50%, 7/01/19	1,000	1,237,570
Brownsville TX Util Sys AMBAC 6.25%, 9/01/10	1,500	1,607,850
Camino Real Regl Mob Auth 5.00%, 2/15/14-2/15/22	66,195	69,550,668

56	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2008 5.00%, 8/15/21	$5,000	$4,972,350
Clear Creek TX ISD GO Series A 5.00%, 2/15/16	1,280	1,457,331
Conroe TX ISD GO 5.00%, 2/15/16	6,260	7,025,348
Dallas Cnty TX Util & Recl Di MBIA 5.00%, 2/15/10	4,630	4,691,347
Dallas TX GO 5.00%, 2/15/13-2/15/14	12,640	14,087,331
Dallas TX Wtr & Swr Sys 5.00%, 10/01/13	1,225	1,243,718
AMBAC Series 2007 5.00%, 10/01/14	8,295	9,385,295
El Paso Cnty TX GO FGIC 5.00%, 8/15/12	5,750	6,346,332
Fort Worth TX ISD GO 5.00%, 2/15/16	5,000	5,709,500
Fort Worth TX Wtr & Swr FSA Series A 5.00%, 2/15/11	5,000	5,362,150
Harris Cnty TX Fld Ctl Dist GO(Prerefunded) Series A 5.25%, 10/01/20-10/01/23	11,970	13,492,823
Harris Cnty TX GO(Prerefunded) 5.375%, 10/01/18	1,475	1,631,276
5.375%, 10/01/18	920	972,366
Series A 5.25%, 10/01/24	14,000	14,665,560
Houston TX GO MBIA Series A 5.00%, 3/01/11-3/01/12	32,690	35,047,439
5.25%, 3/01/14	10,040	11,293,494
MBIA Series B 5.25%, 3/01/12	1,805	1,986,764
Houston TX Hotel Occupancy Tax AMBAC Series A 5.50%, 9/01/10	3,000	3,153,060
Houston TX Wtr & Swr Sys (Prerefunded) AMBAC Series B 5.75%, 12/01/16-12/01/17	5,000	5,721,450

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	57

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Katy TX Dev Auth Metro Contract Series A 5.75%, 6/01/09	$3,020	$3,005,927
Lower Colorado River Auth TX FSA Series 1999 5.875%, 5/15/16	10,760	10,902,355
FSA Series A 5.875%, 5/15/16	25	25,409
Magnolia TX ISD GO 5.00%, 8/15/16	425	428,553
North Texas Tollway Auth TX (North Texas Tollway) Series 2008H 5.00%, 1/01/38-1/01/42	17,200	17,433,234
Series 2008H-1 5.00%, 1/01/43	49,970	50,986,890
Plano TX GO 5.00%, 9/01/13	5,045	5,701,405
Retama TX Dev Corp 8.75%, 12/15/13-12/15/15	7,105	9,060,842
SA Energy Acq Pub Fac Corp Gas (Goldman Sachs & CO) 5.25%, 8/01/15	1,880	1,625,880
San Antonio TX Elec & Gas 5.25%, 2/01/14	4,395	4,913,698
5.375%, 2/01/20	2,500	2,747,450
5.375%, 2/01/13	5,000	5,571,750
San Antonio TX GO FGIC Series 2006 5.25%, 8/01/12	5,000	5,602,850
San Antonio TX Wtr FSA 5.50%, 5/15/18	4,000	4,305,160
Tarrant Cnty TX Cult Ed Fac Fin Corp (Buckingham Senior Living) 5.25%, 11/15/16	1,160	972,335
Tarrant Cnty TX Hlth Fac Dev AMBAC Series A 5.125%, 9/01/12	2,255	2,405,972
Texas A & M Univ Series B 5.00%, 5/15/12	1,710	1,887,686
Texas Dept of Transportation Series A 5.00%, 4/01/13	6,935	7,761,028
5.25%, 4/01/14	10,185	11,605,298

58	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas GO 5.25%, 8/01/21	$2,215	$2,227,116
Series A 5.50%, 10/01/12	1,055	1,157,673
Texas Mun Pwr Agy MBIA Zero Coupon, 9/01/13	2,345	1,993,977
5.25%, 9/01/09	1,530	1,554,480
Texas PFA Lease (Texas PFA Lease Bldg & Procur) AMBAC 5.00%, 2/01/15	5,000	5,514,700
Texas St Univ Sys FSA 5.25%, 3/15/13	5,320	5,869,184
Texas Trnsp Comm 5.00%, 4/01/14-4/01/16	14,985	17,056,062
Univ of Puerto Rico(Prerefunded) Series B 5.375%, 8/15/19	1,270	1,393,025
Univ of Texas Series B 5.00%, 8/15/14	5,535	6,264,402
Series D 5.00%, 8/15/14	5,850	6,620,913
Univ of Texas Perm Univ Fund Series A 5.25%, 8/15/16	1,125	1,305,664
Williamson Cnty TX GO MBIA 5.00%, 2/15/14	5,000	5,564,450

		431,197,374

Utah – 0.1%
Intermountain Pwr Agy UT AMBAC 5.00%, 7/01/10	1,505	1,563,018
FSA Series A 5.00%, 7/01/10	2,870	3,012,323

		4,575,341

Virginia – 0.5%
Amelia Cnty VA (Waste Management Inc) 4.80%, 4/01/27	1,040	1,028,706
Broad Street CDA VA 7.125%, 6/01/15	3,510	3,148,259

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	59

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Celebrate VA North CDD Series B 6.25%, 3/01/18	$3,294	$2,666,394
Hampton VA GO MBIA 5.00%, 1/15/15	5,000	5,674,800
Norfolk VA GO MBIA 5.00%, 3/01/14	3,065	3,453,244
Richmond VA GO FSA 5.50%, 1/15/12	4,000	4,349,880
Virginia Pub Bldg Auth (Virginia Lease Pub Fac) Series B 5.00%, 8/01/14	3,700	4,214,041

		24,535,324

Washington – 10.0%
Central Puget Sound WA RTA AMBAC Series A 5.00%, 11/01/18	1,015	1,104,046
Cowlitz Cnty WA Spl Swr (Cowlitz Cnty WA Special Swr) FGIC 5.50%, 11/01/19	1,435	1,605,980
Energy Northwest WA AMBAC Series A 5.25%, 7/01/11	120	131,543
Energy Northwest WA (Bonneville Power Admin) AMBAC Series A 5.00%, 7/01/18	5,040	5,404,946
5.25%, 7/01/11	4,385	4,719,225
MBIA Series A 5.25%, 7/01/13	6,545	7,273,655
5.50%, 7/01/12	1,855	2,055,451
5.75%, 7/01/17-7/01/18	9,455	10,172,449
Series 2007 5.00%, 7/01/16	9,355	10,365,527
Series 2007C 5.00%, 7/01/16-7/01/17	17,700	19,565,332
Series 2008A 5.25%, 7/01/16	6,395	7,187,980
Series A 5.00%, 7/01/12-7/01/15	31,130	34,370,250
5.50%, 7/01/13	3,840	4,305,946

60	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series C 5.00%, 7/01/14-7/01/16	$26,260	$29,033,165
Series D 5.00%, 7/01/13	5,060	5,572,679
XLCA Series A 5.50%, 7/01/10	1,350	1,410,642
King Cnty WA SD #001 GO Series A 5.00%, 12/01/12-12/01/13	73,650	82,777,253
Seattle WA Mun Light & Pwr 5.625%, 12/01/12-12/01/16	6,590	6,971,226
FSA 5.00%, 8/01/13	9,915	11,181,542
Tacoma WA Elec Sys FSA 5.00%, 1/01/15	20,945	23,456,096
Washington GO (Washington St GO) AMBAC Series D 5.00%, 1/01/14	6,610	7,407,629
Washington St GO AMBAC 5.00%, 1/01/12-1/01/14	32,625	36,227,052
AMBAC Series A 5.00%, 1/01/14	8,810	9,873,103
AMBAC Series C 5.00%, 1/01/15-1/01/16	17,610	19,965,601
AMBAC Series D 5.00%, 1/01/14	1,000	1,120,670
AMBAC Series E 5.00%, 1/01/13-1/01/14	8,775	9,798,258
FSA 5.00%, 7/01/14-7/01/15	10,550	12,004,994
FSA Series 2007A 5.00%, 7/01/14	6,260	7,093,644
FSA Series B 5.00%, 7/01/13	5,785	6,512,811
FSA Series D 5.00%, 1/01/14	2,655	2,981,724
MBIA Series 2004A 5.00%, 7/01/13	2,050	2,303,462
Series 2003A 5.00%, 7/01/13	5,000	5,480,350
Series 2008D 5.00%, 1/01/15	5,980	6,764,875
Series A 5.00%, 7/01/13	10,330	11,607,201

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	61

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series B 5.00%, 7/01/13	$1,700	$1,910,188
Series C 5.00%, 1/01/13-1/01/17	51,490	57,722,037
Washington St Hlth Care Facs Auth (Children’s Hosp & Regl Med Ctr) FSA 5.25%, 10/01/14	3,975	3,976,669

		471,415,201

Wisconsin – 2.7%
Milwaukee Metro Swr Dist WI GO 5.00%, 10/01/16	3,710	4,263,755
Wisconsin GO AMBAC Series 1 5.00%, 5/01/15-5/01/16	12,830	14,430,046
FGIC Series 3 5.25%, 5/01/13	5,500	6,166,710
FGIC Series E 5.00%, 5/01/15	4,175	4,692,408
FSA Series B 5.25%, 5/01/17	2,000	2,156,700
MBIA Series 1 5.25%, 5/01/13	4,545	5,095,945
5.50%, 5/01/10	5,205	5,462,335
MBIA Series 2 5.00%, 5/01/14	19,965	22,300,705
MBIA Series A 5.00%, 5/01/13	12,570	13,971,681
MBIA Series B 5.00%, 5/01/11-5/01/13	16,640	18,048,225
Wisconsin Trnsp Auth FGIC Series I 5.00%, 7/01/17	2,000	2,258,980
FSA Series A 5.25%, 7/01/16	9,690	11,133,713
Wisconsin Trnsp Auth (Wisconsin Trnsp Auth Spl Tax) AMBAC Series B 5.00%, 7/01/13	4,270	4,751,827
FGIC 5.00%, 7/01/16	6,885	7,799,259
FSA Series A 5.25%, 7/01/14	2,920	3,313,821

		125,846,110

Total Long-Term Municipal Bonds (cost $4,554,030,828)		4,604,451,720

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Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes – 1.2%
Colorado – 0.4%
Colorado Ed Cul Fac Auth (Natl Jewish Fed Bd Prog) 0.50%, 7/01/29(f)	$3,735	$3,735,000
Series A-14 0.35%, 1/01/39(f)	2,200	2,200,000
0.50%, 2/01/25(f)	6,845	6,845,000
Colorado Ed Cul Fac Auth (YMCA) Series 2008 0.35%, 10/01/38(f)	2,100	2,100,000
Generic Municipal Bond Series A-9 0.35%, 9/01/36(f)	2,000	2,000,000

		16,880,000

Connecticut – 0.0%
Connecticut Hlth & Ed Fac Auth (Mulberry Gardens) Series E 0.50%, 7/01/36(f)	1,575	1,575,000

District Of Columbia – 0.4%
District of Columbia (American Univ) Series 2008 0.35%, 10/01/38(f)(g)	8,300	8,300,000
District of Columbia (JFK Ctr for The Performing Arts) Series 2008 0.55%, 10/01/29(f)	10,500	10,500,000

		18,800,000

Florida – 0.1%
Broward Cnty FL Edl Facs Auth (Nova Southeastern Univ) Series 2008A 0.35%, 4/01/38(f)	2,725	2,725,000

Kentucky – 0.1%
Kentucky Econ Dev Fin Auth (Baptist Healthcare Sys) Series 2009 0.40%, 8/15/38(f)	4,000	4,000,000

Maryland – 0.0%
Maryland EDC (Pharmacopeia Inc) Series 2008B 0.35%, 7/01/38(f)	200	200,000

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	63

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

South Carolina – 0.0%
South Carolina Jobs EDA (Ashley Hall Fndtn) 0.55%, 12/01/36(f)(g)	$1,000	$1,000,000

Tennessee – 0.1%
Clarksville TN Pub Bldg Auth (Met Govt Nashville Dav TN) Series 2008 0.35%, 7/01/26(f)	5,200	5,200,000

Virginia – 0.1%
Norfolk VA Redev & Hsg Auth (Old Dominion Univ Real Estate Fndtn) Series 2008 0.35%, 8/01/33(f)	4,600	4,600,000

Total Short-Term Municipal Notes (cost $54,980,000)		54,980,000

Total Investments – 98.9% (cost $4,609,010,828)		4,659,431,720
Other assets less liabilities – 1.1%		53,939,535

Net Assets – 100.0%		$4,713,371,255

INTEREST RATE SWAP TRANSACTIONS (see Note 1.J)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$22,255	2/12/12	SIFMA	*	3.548%	$1,427,388

(a)	Floating Rate Security. Stated interest rate was in effect at March 31, 2009.

(b)	Illiquid security, valued at fair value.

(c)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(d)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2009 and the aggregate market value of this security amounted to $8,185,000 or 0.2% of net assets.

(e)	When-Issued or delayed delivery security.

(f)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

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(g)	Position, or a portion thereof, has been segregated to collateralize when issued and/or delayed delivery securities.

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

As of March 31, 2009, the Portfolio held 44.9% of net assets in insured bonds (of this amount 2.8% represents the Portfolio’s holding in pre-refunded insured bonds). 22.5% of the Portfolio’s insured bond were insured by MBIA.

Glossary:

ACA	– ACA Financial Guaranty Corporation
AMBAC	– Ambac Assurance Corporation
ASSURED	GTY – Assured Guaranty Ltd.
CDA	– Community Development Authority
CDD	– Community Development District
CFD	– Community Facilities District
COP	– Certificate of Participation
CSD	– Central/Community School District
DOT	– Department of Transportation
EDA	– Economic Development Agency
EDC	– Economic Development Corporation
FGIC	– Financial Guaranty Insurance Company
FHA	– Federal Housing Administration
FHLMC	– Federal Home Loan Mortgage Corporation
FNMA	– Federal National Mortgage Association
FSA	– Financial Security Assurance Inc.
GAN	– Grant Anticipation Note
GNMA	– Government National Mortgage Association
GO	– General Obligation
HDC	– Housing Development Corporation
HFA	– Housing Finance Authority
ID	– Improvement District
IDA	– Industrial Development Authority/Agency
ISD	– Independent School District
LID	– Local Improvement District
MBIA	– MBIA Insurance Corporation
MFHR	– Multi-Family Housing Revenue
PCR	– Pollution Control Revenue Bond
Q-SBLF	– Qualified School Bond Loan Fund
SD	– School District
SFMR	– Single Family Mortgage Revenue
SRF	– State Revolving Fund
SSA	– Special Services Area
ST	GTD – State Guaranteed
TRAN	– Tax & Revenue Anticipation Note
USD	– Unified School District
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	65

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2009 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.5%
Long-Term Municipal Bonds – 97.7%
New York – 83.3%
Albany Cnty NY GO FGIC 5.00%, 10/01/12	$855	$901,033
Babylon NY GO FGIC 9.00%, 8/01/09	1,550	1,589,742
Buffalo NY SD GO FSA 5.00%, 5/01/14	1,120	1,200,741
Erie Cnty NY IDA (Buffalo NY SD GO) FSA 5.75%, 5/01/24	1,520	1,566,375
FSA Series A 5.00%, 5/01/16	1,210	1,297,011
Long Island Pwr Auth NY AMBAC 5.25%, 4/01/09	4,550	4,550,000
MBIA Series D 5.00%, 9/01/12	10,115	10,940,182
MBIA Series F 5.00%, 5/01/13-5/01/16	34,410	37,006,089
Series A 5.00%, 6/01/09	7,500	7,541,550
Metropolitan Trnsp Auth NY AMBAC Series A 5.50%, 11/15/18	5,325	5,514,996
AMBAC Series B 5.00%, 7/01/20	535	537,295
AMBAC Series B-1 5.00%, 7/01/18	1,000	1,101,700
FGIC Series A 5.25%, 11/15/16	9,820	10,835,584
MBIA Series E 5.00%, 11/15/10	10,150	10,544,429
Series B 5.00%, 11/15/16-11/15/17	6,645	6,989,012
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) FGIC Series A 5.25%, 11/15/15	3,145	3,489,000
FSA Series A 5.25%, 11/15/12	7,425	8,254,521
MBIA Series A 5.00%, 11/15/11	1,865	2,008,400
5.25%, 11/15/13	2,660	2,947,599

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	Principal Amount (000)	U.S. $ Value

Metropolitan Trnsp Auth NY (New York St Lease MTA Svc Cont) MBIA Series B 5.50%, 1/01/13	$4,090	$4,466,076
Nassau Cnty NY GO AMBAC Series A 5.50%, 7/01/10	1,120	1,175,854
6.00%, 7/01/11	1,000	1,090,330
FGIC Series A 6.00%, 7/01/12-7/01/13	2,000	2,257,040
MBIA 5.40%, 1/15/10	1,090	1,125,654
Nassau Cnty NY IDA (N Shore LI Jewish Hlth Sys) 5.625%, 11/01/10	265	268,816
Nassau Cnty NY Interim Fin Auth (Nassau Cnty NY Sales Tax) AMBAC 5.375%, 11/15/15-11/15/16	1,100	1,168,664
AMBAC Series B 5.00%, 11/15/14	3,595	3,981,175
AMBAC Series H 5.25%, 11/15/13	1,745	1,983,960
New York Bridge Auth 5.00%, 1/01/17	4,575	4,776,026
New York NY GO 5.00%, 4/01/11-8/15/16	52,390	56,107,343
5.25%, 9/01/14-9/01/16	23,140	25,141,492
5.50%, 8/01/13	7,935	8,646,928
FSA 5.25%, 8/01/12-8/01/14	13,615	14,799,632
MBIA-IBC 5.00%, 8/01/16-8/01/23	3,590	3,716,322
5.75%, 8/01/11	7,570	8,163,715
Series 4B 5.00%, 8/01/10	1,125	1,176,548
Series A 5.25%, 8/01/17	5,705	5,960,128
Series B 5.00%, 8/01/10	2,615	2,734,819
Series C 5.00%, 1/01/15-1/01/16	6,625	7,094,972
5.50%, 9/15/19	900	1,045,971
5.50%, 8/01/14-9/15/19	6,970	7,537,203
Series E 5.00%, 8/01/16	5,500	5,892,975
Series F 5.25%, 8/01/16	3,335	3,457,761

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	67

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series G 5.00%, 8/01/10-8/01/11	$2,540	$2,672,093
Series H 5.00%, 8/01/11	1,080	1,146,452
Series I 5.00%, 8/01/10-8/01/14	7,965	8,409,552
XLCA-ICR 6.50%, 5/15/17	2,740	2,951,692
New York NY GO (New York NY GO) Series 4G 5.00%, 8/01/12	3,910	4,211,031
New York NY Hlth & Hosp Corp 5.00%, 2/15/14	10,215	10,708,282
AMBAC 5.00%, 2/15/10	9,475	9,774,315
New York NY IDA (Prerefunded) 5.75%, 11/01/11-11/01/12	3,775	4,104,633
6.00%, 11/01/20	1,045	1,140,335
New York NY IDA (Magen David Yeshivah) ACA 4.99%, 6/15/13	5,360	5,134,344
New York NY Mun Wtr Auth 5.00%, 6/15/19	11,595	12,789,285
5.50%, 6/15/17	2,460	2,585,952
New York NY TFA 5.00%, 11/01/11-11/01/15	71,970	79,834,822
5.25%, 2/01/13-2/01/21	16,845	18,442,999
5.50%, 2/01/17-2/15/17	5,555	5,916,854
AMBAC 5.25%, 8/01/20	845	957,191
5.25%, 8/01/20	2,155	2,244,842
FGIC-TCRS 5.00%, 11/01/13	18,405	20,535,195
5.50%, 11/01/13	7,075	7,873,909
FSA 5.25%, 2/01/14	7,800	8,572,122
MBIA 5.25%, 2/01/20	6,425	6,730,316
MBIA Series E 5.25%, 2/01/21	2,000	2,089,240
MBIA-IBC 5.375%, 2/01/14	3,610	3,929,665
Series 02A 5.50%, 11/01/26	17,885	18,926,444
Series B 5.25%, 2/01/29	17,640	18,330,430

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Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York NY TFA Bldg Aid 5.00%, 1/15/14-1/15/15	$9,375	$10,116,729
New York NY Trst for Cult Res (Lincoln Center Performing Arts) 5.75%, 12/01/16	22,790	25,035,271
New York St Dormitory Auth(Prerefunded) 5.375%, 7/01/19	1,400	1,584,464
FGIC 5.50%, 7/01/17-7/01/20	2,640	2,908,567
FSA 5.75%, 8/15/11-2/15/12	1,040	1,115,005
5.875%, 2/15/13	100	107,382
MBIA-IBC 5.20%, 2/15/16	1,000	1,093,500
New York St Dormitory Auth (Aids Long-Term Hlth Care) SONYMA 5.00%, 11/01/11	3,875	4,059,566
New York St Dormitory Auth (Brookdale Hospital Med Ctr) MBIA-IBC 5.20%, 2/15/14	1,140	1,146,680
New York St Dormitory Auth (Jamaica Hospital) 3.875%, 2/15/12	1,000	1,012,840
4.00%, 2/15/14-8/15/15	5,425	5,442,397
New York St Dormitory Auth (Jewish Brd Fam & Children Svc) AMBAC 5.00%, 7/01/09	1,005	1,010,849
New York St Dormitory Auth (Montefiore Medical Center) 5.00%, 8/01/14	1,000	1,019,120
New York St Dormitory Auth (Mount Sinai-NYU Health Sys) 5.00%, 7/01/11	4,060	4,060,771
New York St Dormitory Auth (New York Medical College) MBIA 5.25%, 7/01/11	1,085	1,092,866
New York St Dormitory Auth (New York St Lease CUNY) 5.00%, 7/01/17	9,465	9,947,052
5.75%, 7/01/09	500	505,210
AMBAC 5.75%, 7/01/09	1,605	1,623,538
6.125%, 7/01/12	1,080	1,134,400

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	69

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

FGIC 5.00%, 7/01/16	$14,015	$14,758,075
FSA 5.75%, 7/01/09	1,030	1,042,535
New York St Dormitory Auth (New York St Lease Mental Hlth) 5.00%, 2/15/10-2/15/16	29,155	30,876,310
FSA 5.00%, 2/15/16	3,830	4,074,354
5.75%, 8/15/11	5	5,300
MBIA 5.00%, 8/15/17	480	477,312
MBIA Series 1998D 5.25%, 2/15/13	110	110,674
New York St Dormitory Auth (New York St Lease Secured Hosp) 4.00%, 2/15/13-2/15/14	3,610	3,651,750
New York St Dormitory Auth (New York St Lease Suny) 5.25%, 11/15/13	4,965	5,313,344
FGIC-TCRS 5.50%, 5/15/09	4,055	4,072,964
MBIA 5.00%, 7/01/14-7/01/15	11,080	11,817,274
MBIA-IBC 5.875%, 5/15/11	6,625	7,084,378
Series B 5.25%, 11/15/23	4,960	5,236,520
New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 3/15/12-3/15/18	78,800	87,589,927
AMBAC 5.00%, 3/15/15	1,650	1,841,912
FGIC 5.50%, 3/15/14	4,750	5,292,213
FSA 5.00%, 3/15/13	2,525	2,787,019
New York St Dormitory Auth (New York Univ) MBIA 5.00%, 7/01/11	1,815	1,966,825
5.75%, 7/01/12	1,540	1,744,373
MBIA Series A 6.00%, 7/01/18	1,000	1,198,560
New York St Dormitory Auth (NYU Hosp Center) 5.00%, 7/01/10	1,000	975,060

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Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dormitory Auth (Winthrop So Nassau Univ Hlth) AMBAC Series A 5.25%, 7/01/18	$1,000	$1,032,610
AMBAC Series B 5.25%, 7/01/19	1,325	1,360,629
New York St Dormitory Auth (Wyckoff Heights Medical Ctr) MBIA-IBC 5.20%, 2/15/16	5,820	5,849,915
New York St Energy Res & Dev (Long Island Pwr Auth NY) AMBAC Series A 5.50%, 12/01/09	1,180	1,203,966
New York St Energy Res & Dev (New York St Elec and Gas Corp) MBIA Series C 3.245%, 4/01/34(a)	17,725	17,654,986
New York St Envrn Fac Corp(Prerefunded) 5.875%, 7/15/20	440	451,308
New York St Envrn Fac Corp (New York St Pers Income Tax) FGIC 5.00%, 12/15/23	1,060	1,092,224
New York St Envrn Fac Corp (New York St SRF) 4.95%, 6/15/10	1,730	1,730,381
5.00%, 6/15/15	3,300	3,654,651
5.20%, 12/15/15	225	224,964
5.375%, 11/15/18	1,485	1,555,508
5.875%, 7/15/20	4,560	4,642,490
New York St Envrn Fac Corp (New York St SRF/NYCMWFA) 5.00%, 6/15/14-6/15/25	26,650	28,188,312
5.75%, 6/15/11	745	821,802
New York St HFA (New York St Lease HFA Svc Cont) MBIA-IBC 5.50%, 9/15/18	2,720	2,728,704
New York St Liberty Corp (National Sports Museum Proj) 6.125%, 2/15/19(b)(c)	1,980	7,920
New York St Loc Gov Asst Corp 5.00%, 4/01/14-4/01/15	27,310	30,578,308
FSA 5.00%, 4/01/13	4,230	4,699,361

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Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Mortgage Agy Sfhr (New York St Mortgage Agy) 4.50%, 4/01/23	$3,125	$2,937,625
5.50%, 10/01/28	800	769,488
New York St Pwr Auth MBIA 5.00%, 11/15/16	6,180	6,975,428
Series A 5.00%, 11/15/20	2,680	3,032,232
New York St Thruway Auth(Prerefunded) FSA Series 2005A 5.00%, 3/15/18	895	1,006,392
New York St Thruway Auth (New York St Lease Thruway Svc) 5.50%, 4/01/12	3,720	4,012,132
MBIA 5.10%, 4/01/10	1,050	1,091,748
New York St Thruway Auth (New York St Pers Income Tax) 5.00%, 3/15/14	1,540	1,708,337
AMBAC 5.00%, 3/15/15	10,170	11,352,873
FSA 5.00%, 3/15/14-3/15/15	8,840	9,842,805
FSA Series 2005A 5.00%, 3/15/18	1,035	1,116,568
New York St Thruway Auth (New York St Thruway Auth Ded Tax) 5.00%, 4/01/17	21,620	23,612,283
AMBAC 5.25%, 4/01/11-4/01/14	20,665	22,578,254
FGIC Series B 5.00%, 4/01/13	16,690	18,266,704
FSA 5.00%, 4/01/12	1,415	1,543,822
FSA Series 5B 5.00%, 4/01/14	64,440	70,910,420
FSA Series B 5.00%, 4/01/15	15,785	17,405,015
MBIA 5.00%, 4/01/24	1,060	1,078,656
5.25%, 4/01/12-4/01/14	13,930	15,367,716
MBIA Series C 5.25%, 4/01/11	4,625	4,952,219
New York St Thruway Auth (New York St Thruway) AMBAC 5.00%, 1/01/13-1/01/14	12,285	13,355,329

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	Principal Amount (000)	U.S. $ Value

New York St Thruway Auth (New York St Twy Auth Spl Tax) 5.00%, 3/15/16	$9,410	$10,532,519
FGIC Series B 5.00%, 4/01/16	10,225	11,115,291
New York St UDC (New York St Corr & Youth Fac) XLCA Series A 5.25%, 1/01/11	2,310	2,435,964
New York St UDC (New York St Lease UDC Corr Fac) 5.00%, 1/01/19	3,525	3,613,936
New York St UDC (New York St Pers Income Tax) 5.00%, 3/15/16	2,045	2,288,948
AMBAC 5.00%, 12/15/20	6,265	6,610,828
Niagara Falls NY Bridge Comm FGIC 6.30%, 10/01/12	4,670	5,452,972
Onondaga Cnty NY GO 5.70%, 4/01/09-4/01/11	5,200	5,441,269
Port Authority of NY & NJ FGIC 5.125%, 11/15/15	1,355	1,370,610
5.50%, 11/15/10	12,530	13,097,233
Tobacco Settlement Fin Corp NY Series A-1 5.50%, 6/01/15	3,750	3,823,238
Tobacco Settlement Fin Corp NY (New York St Tobacco Asset Sec) 5.00%, 6/01/10-6/01/11	12,360	12,758,990
5.50%, 6/01/15-6/01/16	16,755	17,146,381
Series 2008 5.00%, 6/01/12	8,000	8,429,360
Series B-1C 5.50%, 6/01/14	16,465	16,516,535
Triborough Brdg & Tunl Auth NY 5.00%, 11/15/11-1/01/20	40,975	45,527,470
5.25%, 11/15/12-1/01/17	22,625	25,162,710
5.50%, 1/01/12-1/01/17	17,885	20,057,790
MBIA 5.125%, 1/01/18	8,165	8,312,950
Triborough Brdg & Tunl Auth NY (Triborough Brdg & Tunl Auth Conv) 6.00%, 1/01/11	1,490	1,584,198

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Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp) 5.25%, 9/15/16	$975	$789,155
Yonkers NY GO MBIA 5.00%, 8/01/12-8/01/14	7,925	8,282,065

		1,389,274,041

Arizona – 0.2%
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	795	698,304
Watson Road CFD AZ 4.70%, 7/01/09	805	797,940
Yavapai Cnty AZ IDA (Waste Management Inc) Series 2007A 4.25%, 3/01/28	2,190	2,164,947

		3,661,191

California – 0.2%
California Statewide CDA (Kaiser Permanente) Series E 3.875%, 4/01/32	3,075	3,098,155

Colorado – 0.2%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series D 7.75%, 11/15/13	765	835,663
Todd Creek Farms Met Dist #1 CO (Todd Creek Farms Met Wtr) 5.60%, 12/01/14	2,765	2,294,314

		3,129,977

Florida – 1.9%
Amelia Walk CDD FL Series B 5.20%, 5/01/14	765	578,531
Arborwood CDD FL Series A-2 5.25%, 5/01/36	1,420	776,570
Series B 5.25%, 5/01/16	2,215	1,690,067
Bartram Park CDD FL 4.875%, 5/01/15	770	601,401
Beacon Tradeport CDD FL Series B 7.125%, 5/01/22	1,180	1,184,626

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	Principal Amount (000)	U.S. $ Value

Concorde Estates CDD FL Series 04B 5.00%, 5/01/11	$690	$527,381
Dupree Lakes CDD FL 5.00%, 11/01/10	365	229,957
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15	3,260	2,531,520
Series B-2 4.875%, 11/01/10	2,335	1,606,643
Fiddlers Creek CDD #2 FL Series B 5.75%, 5/01/13	950	825,104
Fishhawk CDD #2 FL Series B 5.125%, 11/01/09	595	487,127
Hammock Bay CDD FL Series B 5.375%, 5/01/11	65	61,316
Heritage Plantation CDD FL Series B 5.10%, 11/01/13	955	671,862
Lakewood Ranch Stwdshp Dist FL Series B 5.00%, 5/01/13	230	152,844
Landmark at Doral CDD FL Series B 5.20%, 5/01/15(b)	1,710	866,440
Live Oak CDD FL Series B 5.00%, 11/01/09	790	521,139
Miami Beach FL Hlth Fac Auth (MT Sinai Medical Center FL) 6.75%, 11/15/24	3,300	2,290,068
Middle Village CDD FL Series B 5.00%, 5/01/09	120	119,518
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	1,350	929,867
Overoaks CDD FL Series 4B 5.125%, 5/01/09	875	454,921
Palm Glades CDD FL Series B 4.85%, 8/01/11	1,030	692,623

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	75

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Parkway Center CDD FL Series B 5.625%, 5/01/14	$2,045	$1,685,284
Paseo CDD FL 5.00%, 2/01/11	905	564,304
Polk Cnty FL SD Sales Tax FSA 5.00%, 10/01/16	2,665	2,902,691
The Quarry CDD FL 5.25%, 5/01/16	2,105	1,606,136
Ridgewood Trails CDD FL Series B 5.20%, 5/01/12	2,725	1,761,113
Six Mile Creek CDD FL 5.50%, 5/01/17	1,375	829,070
Sterling Hill CDD FL Series B 5.50%, 11/01/10	180	174,802
Stoneybrook CDD FL Series B 5.45%, 11/01/15(b)	4,300	2,584,214
Tern Bay CDD FL Series B 5.00%, 5/01/15(b)	1,475	590,000
Venetian CDD FL Series B 5.95%, 5/01/12	190	174,321
Verano CDD FL Series B 5.00%, 11/01/13	1,795	1,024,837

		31,696,297

Georgia – 0.4%
Main Street Nat Gas Inc (JP Morgan Chase) Series A 5.00%, 3/15/17	6,975	6,075,016

Guam – 0.3%
Guam Wtrworks Auth 5.00%, 7/01/11	2,160	2,121,703
Guam Wtrworks Auth COP(Prerefunded) 5.18%, 7/01/15	2,866	2,966,314

		5,088,017

Illinois – 0.4%
Bolingbrook IL Sales Tax 5.75%, 1/01/15(d)	1,945	1,566,542

76	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Cortland IL Spl Tax 5.125%, 3/01/14	$3,724	$3,139,891
5.50%, 3/01/17	1,307	930,741
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	845	645,529

		6,282,703

Indiana – 0.7%
Indiana Bond Bank Gas (JP Morgan Chase) 5.25%, 10/15/18-10/15/21	10,745	9,077,535
South Bend IN Econ Dev (One Michiana Square Proj) 6.515%, 10/01/09	3,110	2,801,426

		11,878,961

Louisiana – 0.2%
Isabella Lakes LA CDD 6.00%, 8/01/22	1,515	1,079,059
Juban Parc LA CDD 5.15%, 10/01/14	2,185	1,841,736
Whispering Springs CDD LA 5.20%, 10/01/21	1,500	869,280

		3,790,075

Nevada – 0.6%
Clark Cnty NV SD GO Series B 5.00%, 6/15/17	3,620	3,806,104
Clark Cnty NV Sid #142 (Clark Cnty NV Sid #142 Mtns Edg) 4.75%, 8/01/09	2,870	2,841,903
Henderson NV LID #t-16 (Henderson NV Lid# T-16 Falls) 4.625%, 3/01/12	535	272,593
Henderson NV LID #T-18 (Henderson NV LID #T-18 Inspirada) 4.35%, 9/01/09	950	774,117
Las Vegas NV Sid #607 (Las Vegas NV Sid #607 Provdnce) 5.00%, 6/01/10	1,850	1,749,526
5.35%, 6/01/12	1,360	1,186,641

		10,630,884

North Carolina – 0.3%
North Carolina Eastern Mun Pwr Agy 5.375%, 1/01/10-1/01/17	4,745	4,810,945

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	77

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ohio – 0.4%
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21	$1,470	$1,285,044
Ohio Air Quality Dev Auth (Cleveland Electric Illum) 7.25%, 11/01/32	4,830	4,903,706

		6,188,750

Pennsylvania – 0.5%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series 07A 5.00%, 11/15/17	9,845	7,498,051
Montgomery Cnty PA IDA (Whitemarsh Ccrc) 6.00%, 2/01/21	1,515	1,067,802

		8,565,853

Puerto Rico – 7.1%
Puerto Rico Elec Pwr Auth 5.25%, 7/01/13-7/01/15	12,425	12,366,579
5.50%, 7/01/16-7/01/19	13,000	12,609,205
MBIA 5.50%, 7/01/16	3,695	3,679,407
Puerto Rico GO 5.00%, 7/01/13	4,980	4,897,083
5.25%, 7/01/14	1,295	1,269,799
MBIA 6.25%, 7/01/09	1,810	1,835,738
MBIA-IBC Series A 5.50%, 7/01/15	6,575	6,427,917
Series A 5.00%, 7/01/30	1,300	1,272,895
Puerto Rico Govt Dev Bank 5.00%, 12/01/11-12/01/12	11,450	11,398,866
Series B 5.00%, 12/01/13	4,410	4,343,100
Puerto Rico Infra Fin Auth (Puerto Rico Infra Fin Spl Tax) AMBAC 5.50%, 7/01/14	14,765	14,750,383
Puerto Rico Pub Bldgs Auth 5.25%, 7/01/11	5	5,463
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.75%, 7/01/15	6,905	6,893,538

78	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AMBAC 5.00%, 7/01/36	$8,935	$8,748,705
GTD 5.00%, 7/01/28	1,000	979,150
Series C 5.25%, 7/01/11	1,740	1,752,650
Puerto Rico Pub Fin Corp Series A 5.75%, 8/01/27	6,415	6,404,479
Puerto Rico Pub Fin Corp (Puerto Rico Appropriation) AMBAC 5.25%, 8/01/30	3,595	3,542,873
FGIC Series A 5.25%, 8/01/31	14,665	14,452,358
Univ of Puerto Rico 5.00%, 6/01/13	1,015	995,806

		118,625,994

South Carolina – 0.0%
Lancaster Cnty SC Edenmore ID Series B 5.375%, 12/01/16	1,159	844,505

Tennessee – 0.8%
Tennessee Energy Acq Corp Gas (Goldman Sachs & Co.) Series A 5.25%, 9/01/21	17,375	13,054,880

Virginia – 0.2%
Broad Street CDA VA 7.125%, 6/01/15	1,785	1,601,038
Celebrate VA North CDD Series B 6.25%, 3/01/18	1,619	1,310,532

		2,911,570

Total Long-Term Municipal Bonds (cost $1,628,087,125)		1,629,607,814

Short-Term Municipal Notes – 0.8%
New York – 0.8%
New York NY Cap Res Corp (Village Center for Care) 0.45%, 1/01/37(e)	2,025	2,025,000
New York NY TFA 0.19%, 11/01/22(e)	4,900	4,900,000

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	79

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dormitory Auth (CUNY) 0.50%, 7/01/31(e)	$6,300	$6,300,000

Total Short-Term Municipal Notes (cost $13,225,000)		13,225,000

Total Investments – 98.5% (cost $1,641,312,125)		1,642,832,814
Other assets less liabilities – 1.5%		25,784,978

Net Assets – 100.0%		$1,668,617,792

(a)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2009 and the aggregate market value of this security amounted to $17,654,986 or 1.1% of net assets.

(b)	Illiquid security, valued at fair value.

(c)	Security is in default and is non-income producing.

(d)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(e)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of March 31, 2009, the Portfolio held 39.0% of net assets in insured bonds (of this amount 1.6% represents the Portfolio’s holding in pre-refunded insured bonds).

Glossary:

ACA	– ACA Financial Guaranty Corporation
AMBAC	– Ambac Assurance Corporation
CDA	– Community Development Authority
CDD	– Community Development District
CFD	– Community Facilities District
COP	– Certificate of Participation
FGIC	– Financial Guaranty Insurance Company
FSA	– Financial Security Assurance Inc.
GO	– General Obligation
HFA	– Housing Finance Authority
ID	– Improvement District
IDA	– Industrial Development Authority/Agency
LID	– Local Improvement District
MBIA	– MBIA Insurance Corporation
SD	– School District
SONYMA	– State of New York Mortgage Agency
SRF	– State Revolving Fund
SSA	– Special Services Area
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

80	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2009 (unaudited)

	California Municipal Portfolio		Diversified Municipal Portfolio		New York Municipal Portfolio
Assets
Investments in securities at value	$1,175,709,002		$4,659,431,720		$1,642,832,814
Cash in bank	64,185		558,406		64,871
Receivables:
Interest	16,480,571		62,228,366		23,582,181
Investment securities sold	28,221,312		3,010,000		5,080,177
Capital shares sold	3,133,155		13,084,805		4,268,570
Unrealized appreciation of interest rate swap agreements	– 0	–	1,427,388		– 0	–
Other asset	2,880,000		– 0	–	– 0	–

Total assets	1,226,488,225		4,739,740,685		1,675,828,613

Liabilities
Payables :
Dividends to shareholders	1,026,849		3,988,422		1,406,386
Investment securities purchased	– 0	–	8,551,864		– 0	–
Capital shares redeemed	2,170,679		11,333,282		4,820,251
Management fee	512,438		1,776,889		686,598
Shareholder servicing fee	99,464		392,117		136,902
Distribution fee	28,345		57,359		35,521
Transfer Agent fee	11,500		34,945		13,506
Accrued expenses	119,825		234,552		111,657

Total liabilities	3,969,100		26,369,430		7,210,821

Net Assets	$1,222,519,125		$4,713,371,255		$1,668,617,792

Cost of investments	$1,174,374,022		$4,609,010,828		$1,641,312,125

Net Assets Consist of:
Capital stock, at par*	$86,650		$333,899		$120,915
Additional paid-in capital	1,220,232,549		4,655,586,668		1,661,865,515
Undistributed net investment income/(excess distributions)	(147,790)		(236,051)		4,122
Accumulated net realized gain on investment transactions	1,012,736		5,838,459		5,106,551
Unrealized appreciation of investments and interest rate swaps	1,334,980		51,848,280		1,520,689

	$1,222,519,125		$4,713,371,255		$1,668,617,792

*	The Sanford C. Bernstein Fund, Inc. has authorized 9 billion shares of common stock with par value of $.001 per share.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	81

Statement of Assets and Liabilities

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Calculation of Maximum Offering Price Municipal Class Shares
Net Assets	$1,163,571,986	$4,596,846,730	$1,595,238,195
Shares of capital stock outstanding	82,471,401	325,646,337	115,595,823

Net asset value and offering price per share	$14.11	$14.12	$13.80

Class A Shares
Net Assets	$36,833,563	$69,355,858	$45,637,771
Shares of capital stock outstanding	2,610,875	4,911,996	3,308,321

Net asset value and redemption price per share	$14.11	$14.12	$13.79
Sales charge – 4.25% of public offering price	0.63	0.63	0.61

Maximum offering price	$14.74	$14.75	$14.40

Class B Shares
Net Assets	$3,683,406	$8,344,848	$7,878,258
Shares of capital stock outstanding	261,041	590,860	571,296

Net asset value and offering price per share	$14.11	$14.12	$13.79

Class C Shares
Net Assets	$18,430,170	$38,823,819	$19,863,568
Shares of capital stock outstanding	1,306,450	2,749,317	1,439,820

Net asset value and offering price per share	$14.11	$14.12	$13.80

See notes to financial statements.

82	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Assets and Liabilities

STATEMENT OF OPERATIONS

For the six months ended March 31, 2009 (unaudited)

	California Municipal Portfolio		Diversified Municipal Portfolio	New York Municipal Portfolio
Investment Income
Income:
Interest	$26,067,033		$97,197,452	$35,158,855

Total income	26,067,033		97,197,452	35,158,855

Expenses:
Management fee (see Note 2A)	3,149,428		10,654,751	4,154,220
Shareholder servicing fee (see Note 2B)	616,849		2,363,623	832,821
Custodian fee	126,867		270,089	144,736
Transfer Agent fee – Non-Retail Class	15,546		68,456	25,910
Transfer Agent fee – Class A	8,072		12,756	10,577
Transfer Agent fee – Class B	1,644		3,312	3,595
Transfer Agent fee – Class C	4,784		8,897	5,075
Distribution fees – Class A	48,276		83,249	61,582
Distribution fees – Class B	26,415		51,391	51,917
Distribution fees – Class C	88,872		178,608	92,170
Registration fees	10,947		146,243	21,008
Directors’ fees and expenses	29,946		80,403	33,478
Auditing and tax fees	17,832		75,688	24,542
Legal fees	12,419		44,946	15,382
Printing fees	8,577		24,218	15,606
Miscellaneous	19,494		58,562	34,440

Total expenses	4,185,968		14,125,192	5,527,059
Less: expense offset arrangement	(36)		(77)	(59)

Net expenses	4,185,932		14,125,115	5,527,000

Net investment income	21,881,101		83,072,337	29,631,855

Realized and Unrealized Gain on Investment Transactions
Net realized gain on:
Investment transactions	1,278,915		6,026,378	5,484,309
Swap transactions	– 0	–	171,697	– 0	–

Net realized gain on investment transactions	1,278,915		6,198,075	5,484,309

Net change in unrealized appreciation/(depreciation) of investments and swaps	15,135,418		102,328,097	23,155,218

Net realized and unrealized gain on investment transactions	16,414,333		108,526,172	28,639,527

Net Increase in Net Assets Resulting from Operations	$38,295,434		$191,598,509	$58,271,382

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	83

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	California Municipal Portfolio
	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008
Increase (Decrease) in Net Assets from Operations:
Net investment income	$21,881,101	$49,157,206
Net realized gain on investment transactions	1,278,915	6,808,519
Net change in unrealized appreciation/(depreciation) of investments	15,135,418	(28,825,687)

Net increase in net assets resulting from operations	38,295,434	27,140,038
Dividends and Distributions to Shareholders from:
Dividends from net investment income
Municipal Class	(21,094,125)	(47,795,773)
Class A	(504,906)	(783,425)
Class B	(64,504)	(213,961)
Class C	(217,566)	(416,502)
Distributions from net realized gain on investment transactions
Municipal Class	(3,473,589)	– 0	–
Class A	(82,547)	– 0	–
Class B	(14,778)	– 0	–
Class C	(49,330)	– 0	–

Total dividends and distributions to shareholders	(25,501,345)	(49,209,661)
Capital-Share Transactions
Net proceeds from sales of shares	197,960,622	330,569,100
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	7,207,879	7,222,641

Total proceeds from shares sold	205,168,501	337,791,741
Cost of shares redeemed	(412,802,216)	(326,217,737)

Net increase (decrease) in net assets from capital-share transactions	(207,633,715)	11,574,004

Net increase (decrease) in net assets	(194,839,626)	(10,495,619)
Net Assets:
Beginning of period	1,417,358,751	1,427,854,370

End of period(a)	$1,222,519,125	$1,417,358,751

(a) Includes undistributed net investment income/(excess distributions) of:	$(147,790)	$(147,790)

See notes to financial statements.

84	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Changes in Net Assets

	Diversified Municipal Portfolio
	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008
Increase (Decrease) in Net Assets from Operations:
Net investment income	$83,072,337	$173,204,977
Net realized gain on investment transactions	6,198,075	13,964,985
Net change in unrealized appreciation/(depreciation) of investments	102,328,097	(90,026,901)

Net increase in net assets resulting from operations	191,598,509	97,143,061
Dividends and Distributions to Shareholders from:
Dividends from net investment income
Municipal Class	(81,876,417)	(171,193,066)
Class A	(882,873)	(1,092,448)
Class B	(127,179)	(448,679)
Class C	(443,362)	(830,901)
Distributions from net realized gain on investment transactions
Municipal Class	(4,726,550)	– 0	–
Class A	(50,777)	– 0	–
Class B	(10,464)	– 0	–
Class C	(34,136)	– 0	–

Total dividends and distributions to shareholders	(88,151,758)	(173,565,094)
Capital-Share Transactions
Net proceeds from sales of shares	892,565,224	1,484,509,136
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	18,204,743	25,352,812

Total proceeds from shares sold	910,769,967	1,509,861,948
Cost of shares redeemed	(1,457,250,151)	(1,020,633,859)

Net increase (decrease) in net assets from capital-share transactions	(546,480,184)	489,228,089

Net increase (decrease) in net assets	(443,033,433)	412,806,056
Net Assets:
Beginning of period	5,156,404,688	4,743,598,632

End of period(a)	$4,713,371,255	$5,156,404,688

(a) Includes undistributed net investment income/(excess distributions) of:	$(236,051)	$21,443

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	85

Statement of Changes in Net Assets

	New York Municipal Portfolio
	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008
Increase (Decrease) in Net Assets from Operations:
Net investment income	$29,631,855	$63,544,711
Net realized gain on investment transactions	5,484,309	6,868,238
Net change in unrealized appreciation/(depreciation) of investments	23,155,218	(40,026,404)

Net increase in net assets resulting from operations	58,271,382	30,386,545
Dividends and Distributions to Shareholders from:
Dividends from net investment income
Municipal Class	(28,626,266)	(61,836,555)
Class A	(649,688)	(938,693)
Class B	(127,466)	(417,117)
Class C	(226,539)	(419,793)
Distributions from net realized gain on investment transactions
Municipal Class	(5,313,775)	– 0	–
Class A	(128,354)	– 0	–
Class B	(33,459)	– 0	–
Class C	(58,541)	– 0	–

Total dividends and distributions to shareholders	(35,164,088)	(63,612,158)
Capital-Share Transactions
Net proceeds from sales of shares	229,270,863	484,184,537
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	11,964,072	13,207,166

Total proceeds from shares sold	241,234,935	497,391,703
Cost of shares redeemed	(480,915,496)	(367,319,789)

Net increase (decrease) in net assets from capital-share transactions	(239,680,561)	130,071,914

Net increase (decrease) in net assets	(216,573,267)	96,846,301
Net Assets:
Beginning of period	1,885,191,059	1,788,344,758

End of period(a)	$1,668,617,792	$1,885,191,059

(a) Includes undistributed net investment income/(excess distributions) of:	$4,122	$2,226

See notes to financial statements.

86	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2009 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The AllianceBernstein Intermediate Municipal Class A, B and C shares are shares of three Portfolios of the Sanford C. Bernstein Fund, Inc. (the “Fund”): California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio (collectively, “Bernstein Intermediate Municipal Portfolios” or “Portfolios”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. Effective February 1, 2002, the Bernstein Portfolios commenced offering AllianceBernstein Intermediate Municipal Class A, AllianceBernstein Intermediate Municipal Class B and AllianceBernstein Intermediate Municipal Class C Shares (collectively, “Intermediate Municipal Retail Classes”) in addition to the existing Municipal Class shares (each, a “Municipal Class”). These financial statements include only the Intermediate Municipal Portfolios. The financial highlights of the Municipal Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	87

Notes to Financial Statements

asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B. Fair Value Measurements

The Portfolios adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective October 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investment
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

88	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2009:

California Municipal Portfolio Level	Investments in Securities			Other Financial Instruments*
Level 1	$	– 0	–	$	– 0	–
Level 2		1,175,709,002			– 0	–
Level 3		– 0	–		– 0	–

Total		$1,175,709,002		$	– 0	–

Diversified Municipal Portfolio Level	Investments in Securities			Other Financial Instruments*
Level 1	$	– 0	–	$	– 0	–
Level 2		4,659,431,720			– 0	–
Level 3		– 0	–		1,427,388

Total		$4,659,431,720			$1,427,388

New York Municipal Portfolio Level	Investments in Securities			Other Financial Instruments*
Level 1	$	– 0	–	$	– 0	–
Level 2		1,642,832,814			– 0	–
Level 3		– 0	–		– 0	–

Total		$1,642,832,814		$	– 0	–

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Diversified Municipal Portfolio	Other Financial Instruments
Balance as of 9/30/08	$451,472
Accrued discounts/premiums	– 0	–
Realized gain (loss)	– 0	–
Change in unrealized appreciation/depreciation	975,916
Net purchases (sales)	– 0	–
Net transfers in and /or out of Level 3	– 0	–

Balance as of 3/31/09	$1,427,388

Net change in unrealized appreciation/depreciation from investments held as of 3/31/09	$975,916	*

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	89

Notes to Financial Statements

C. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accretes discount as adjustments to interest income.

D. Futures Contracts

The Portfolios may buy or sell financial futures contracts for the purpose of hedging their portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

E. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with the Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Portfolios’ tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

90	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

F. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

G. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value. Each Portfolio segregates cash and/or marketable securities at least equal in value to its purchase commitment for when-issued or delayed-delivery securities, and segregates portfolio securities on a delayed-delivery basis.

H. Distribution of Income and Gains

Net investment income of each Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

I. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	91

Notes to Financial Statements

J. Interest Rate Swap Agreements

The Portfolios may enter into swaps to hedge their exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Portfolios accrue for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sales orders and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

Each of the Portfolios pays the Adviser an investment management fee at an annual rate of up to .50% of the first $1 billion, .45% of the next $2 billion, .40% of the next $2 billion and .35% in excess of $5 billion of the average daily net assets of the Portfolios. The fee is accrued daily and paid monthly.

B. Transfer Agency Agreement and Shareholder Servicing Agreement

Under a Transfer Agency Agreement, the Intermediate Municipal Retail Classes of the Portfolios compensate AllianceBernstein Investor Services, Inc. (“ABIS”),

92	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended March 31, 2009 the compensation retained by ABIS amounted to: California Municipal Portfolio, $9,000; Diversified Municipal Portfolio, $11,792; and New York Municipal Portfolio, $9,000.

For the six months ended March 31, 2009, the expenses for the Retail Classes of the California Municipal Portfolio, Diversified Municipal Portfolio, New York Municipal Portfolio were reduced under an expense offset arrangement with ABIS by $36, $77 and $59, respectively.

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Municipal Class shares of the Portfolios. Under the agreement, the fee payable by each Municipal Class share to the Adviser for services under this agreement is an annual rate of .10 of 1% of the average daily net assets of each Portfolio during the month.

C. Distribution Arrangements—Municipal Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Municipal Class shares of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Municipal Class shares of the Portfolios. This agreement does not apply to the Intermediate Municipal Retail Classes of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly-owned subsidiary of the Adviser.

D. Distribution Arrangements—Intermediate Municipal Retail Classes

The Intermediate Municipal Retail Classes of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of each Portfolio’s average daily net assets attributable to the Intermediate Municipal Class A shares and 1% of each Inter-

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	93

Notes to Financial Statements

mediate Municipal Portfolio’s average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

	Class B	Class C
California Municipal	$530,779	$983,355
Diversified Municipal	514,169	1,761,453
New York Municipal	800,285	1,389,642

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s Class A, B or C shares.

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

94	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

The Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the six months ended March 31, 2009 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Portfolio	Class A	Class A			Class B	Class C
California Municipal	$1,687	$	– 0	–	$3,618	$447
Diversified Municipal	7,129		817		1,994	297
New York Municipal	2,661		6,906		2,334	3,194

NOTE 3.

Investment Security Transactions

Purchases and Sales

For the period from October 1, 2008 through March 31, 2009 the Portfolios had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities			Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
California Municipal	$9,050,228	$	– 0	–	$230,904,574	$	– 0	–
Diversified Municipal	55,624,600		– 0	–	620,555,621		– 0	–
New York Municipal	30,609,439		– 0	–	269,150,141		– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

	Gross Unrealized		Net Unrealized Appreciation
Portfolio	Appreciation	Depreciation
California Municipal	$27,919,937	$(26,584,957)	$1,334,980
Diversified Municipal	155,048,997	(104,628,105)	50,420,892
New York Municipal	43,024,664	(41,503,975)	1,520,689

NOTE 4.

Risk Involved in Investing in the Portfolios

Interest rate risk and credit risk — Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	95

Notes to Financial Statements

lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Concentration of Credit Risk—The California Municipal Portfolio and the New York Municipal Portfolio invest primarily in securities issued by the States of California and New York, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

Derivatives Risk—The Portfolios may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Portfolios enter- into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios has not had prior claims or losses pursuant to these indemnifications provisions and expect the risk of loss thereunder to be remote.

NOTE 5.

Capital-Share Transactions

The Fund has authorized 9 billion shares of common stock, par value $0.001 per share, of which, at September 30, 2008, 8.7 billion are divided into 12 Portfolios. It has allocated 2 billion to the Diversified Municipal Portfolio, of which 400 million is allocated to each of the retail class shares and 800 million allocated to the Municipal Class shares, 800 million to the California Municipal Portfolio, divided evenly into four classes and 1 billion allocated to the New York Portfolio, of which 200 million is allocated to each of the retail class shares and 400 million allocated to the Municipal Class shares. Share transactions for

96	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

the Intermediate Municipal Portfolios for the six months ended March 31, 2009 and for the year ended September 30, 2008, were as follows:

	California Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008

Municipal Class Shares
Shares sold	13,024,530	21,245,318	$182,376,096	$ 303,293,494

Shares issued to shareholders on reinvestment of dividends	480,682	451,229	6,671,238	6,442,523

Shares redeemed	(28,689,948)	(21,381,345)	(401,421,848)	(304,952,615)

Net increase (decrease)	(15,184,736)	315,202	(212,374,514)	4,783,402

Beginning of period	97,656,137	97,340,935	1,371,920,101	1,367,136,699

End of period	82,471,401	97,656,137	$1,159,545,587	$1,371,920,101

Intermediate Municipal Class A Shares
Shares sold	817,600	1,469,354	$11,426,672	$ 20,961,763

Shares issued to shareholders on reinvestment of dividends	22,812	27,111	318,576	386,796

Shares converted from Class B	129,083	178,618	1,813,115	2,538,074

Shares redeemed	(494,657)	(961,224)	(6,898,271)	(13,736,302)

Net increase	474,838	713,859	6,660,092	10,150,331

Beginning of period	2,136,037	1,422,178	30,983,881	20,833,550

End of period	2,610,875	2,136,037	$37,643,973	$ 30,983,881

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	97

Notes to Financial Statements

	California Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008

Intermediate Municipal Class B Shares
Shares sold	6,500	18,310	$90,819	$261,161

Shares issued to shareholders on reinvestment of dividends	3,323	9,847	46,267	140,632

Shares converted to Class A	(129,083)	(178,570)	(1,813,115)	(2,538,074)

Shares redeemed	(76,536)	(118,660)	(1,069,531)	(1,691,724)

Net decrease	(195,796)	(269,073)	(2,745,560)	(3,828,005)

Beginning of period	456,837	725,910	6,910,236	10,738,241

End of period	261,041	456,837	$4,164,676	$6,910,236

Intermediate Municipal Class C Shares
Shares sold	160,873	246,754	$2,253,920	$3,514,608

Shares issued to shareholders on reinvestment of dividends	12,324	17,706	171,798	252,690

Shares redeemed	(114,040)	(230,512)	(1,599,451)	(3,299,022)

Net increase	59,157	33,948	826,267	468,276

Beginning of period	1,247,293	1,213,345	18,144,897	17,676,621

End of period	1,306,450	1,247,293	$18,971,164	$18,144,897

	Diversified Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008

Municipal Class Shares
Shares sold	60,613,747	102,950,558	$847,967,506	$1,453,284,656

Shares issued to shareholders on reinvestment of dividends	1,240,311	1,685,083	17,223,211	23,798,251

Shares redeemed	(103,046,848)	(70,168,315)	(1,435,096,355)	(989,922,168)

Net increase (decrease)	(41,192,790)	34,467,326	(569,905,638)	487,160,739

Beginning of period	366,839,127	332,371,801	5,107,259,617	4,620,098,878

End of period	325,646,337	366,839,127	$4,537,353,979	$5,107,259,617

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Notes to Financial Statements

	Diversified Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008

Intermediate Municipal Class A Shares
Shares sold	2,274,131	1,364,515	$31,824,690	$19,272,676

Shares issued to shareholders on reinvestment of dividends	43,619	52,442	609,417	740,670

Shares converted from Class B	230,638	543,859	3,229,140	7,651,016

Shares redeemed	(1,005,638)	(760,561)	(14,093,810)	(10,778,737)

Net increase	1,542,750	1,200,255	21,569,437	16,885,625

Beginning of period	3,369,246	2,168,991	48,608,404	31,722,779

End of period	4,911,996	3,369,246	$70,177,841	$48,608,404

Intermediate Municipal Class B Shares
Shares sold	95,782	54,604	$1,334,149	$773,915

Shares issued to shareholders on reinvestment of dividends	6,628	21,909	92,307	309,610

Shares converted to Class A	(230,607)	(543,769)	(3,229,140)	(7,651,016)

Shares redeemed	(125,986)	(383,303)	(1,756,423)	(5,412,097)

Net decrease	(254,183)	(850,559)	(3,559,107)	(11,979,588)

Beginning of period	845,043	1,695,602	12,656,571	24,636,159

End of period	590,860	845,043	$9,097,464	$12,656,571

Intermediate Municipal Class C Shares
Shares sold	589,486	249,631	$8,209,739	$3,526,873

Shares issued to shareholders on reinvestment of dividends	20,057	35,620	279,808	504,281

Shares redeemed	(219,667)	(486,351)	(3,074,423)	(6,869,841)

Net increase (decrease)	389,876	(201,100)	5,415,124	(2,838,687)

Beginning of period	2,359,441	2,560,541	34,159,887	36,998,574

End of period	2,749,317	2,359,441	$39,575,011	$34,159,887

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	99

Notes to Financial Statements

	New York Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008

Municipal Class Shares
Shares sold	15,505,528	33,422,678	$212,608,686	$ 465,621,819

Shares issued to shareholders on reinvestment of dividends	822,126	855,406	11,129,632	11,917,526

Shares redeemed	(34,293,937)	(25,250,439)	(467,747,579)	(351,099,560)

Net increase (decrease)	(17,966,283)	9,027,645	(244,009,261)	126,439,785

Beginning of period	133,562,106	124,534,461	1,829,708,894	1,703,269,109

End of period	115,595,823	133,562,106	$1,585,699,633	$1,829,708,894

Intermediate Municipal Class A Shares
Shares sold	706,402	768,023	$9,645,577	$ 10,670,387

Shares issued to shareholders on reinvestment of dividends	37,890	47,794	515,576	665,344

Shares converted from Class B	246,684	339,555	3,390,220	4,706,071

Shares redeemed	(514,022)	(270,297)	(7,027,209)	(3,755,521)

Net increase	476,954	885,075	6,524,164	12,286,281

Beginning of period	2,831,367	1,946,292	40,006,577	27,720,296

End of period	3,308,321	2,831,367	$46,530,741	$ 40,006,577

Intermediate Municipal Class B Shares
Shares sold	21,756	41,278	$295,290	$ 575,686

Shares issued to shareholders on reinvestment of dividends	9,398	23,076	127,608	321,340

Shares converted to Class A	(246,803)	(339,696)	(3,390,220)	(4,706,071)

Shares redeemed	(89,251)	(392,214)	(1,212,154)	(5,463,852)

Net decrease	(304,900)	(667,556)	(4,179,476)	(9,272,897)

Beginning of period	876,196	1,543,752	13,041,378	22,314,275

End of period	571,296	876,196	$8,861,902	$ 13,041,378

100	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

	New York Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008

Intermediate Municipal Class C Shares
Shares sold	243,400	187,473	$3,331,090	$2,610,574

Shares issued to shareholders on reinvestment of dividends	14,063	21,754	191,256	302,956

Shares redeemed	(112,949)	(164,923)	(1,538,334)	(2,294,785)

Net increase	144,514	44,304	1,984,012	618,745

Beginning of period	1,295,306	1,251,002	18,910,142	18,291,397

End of period	1,439,820	1,295,306	$20,894,154	$18,910,142

NOTE 6.

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2009 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2008 and September 30, 2007 were as follows:

California Municipal	2008	2007
Distributions paid from:
Ordinary income	$188,762	$174,797

Total taxable distributions paid	188,762	174,797
Tax exempt distributions	49,020,899	43,369,070

Total distributions paid	$49,209,661	$43,543,867

Diversified Municipal	2008	2007
Distributions paid from:
Ordinary income	$680,969	$687,927

Total taxable distributions paid	680,969	687,927
Tax exempt distributions	172,884,125	140,196,093

Total distributions paid	$173,565,094	$140,884,020

New York Municipal	2008	2007
Distributions paid from:
Ordinary income	$275,506	$290,018

Total taxable distributions paid	275,506	290,018
Tax exempt distributions	63,336,652	56,590,940

Total distributions paid	$63,612,158	$56,880,958

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	101

Notes to Financial Statements

As of September 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Ordinary Income(a)	Long Term Capital Gain	Accumulated Capital and Other Gains (Losses)	Unrealized Appreciation/ Depreciation(b)	Total Accumulated Earnings/ (Deficit)(c)
California Municipal	$1,077,459	$3,354,065	$—	$ (13,800,438)	$(9,368,914)
Diversified Municipal	4,531,224	4,462,743	—	(50,497,863)	(41,503,896)
New York Municipal	1,629,661	5,156,371	—	(21,634,529)	(14,848,497)

(a) Includes tax exempt income as shown below:

California Municipal	$1,077,459
Diversified Municipal	4,531,224
New York Municipal	1,629,661

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, straddles, and swap income (loss) accrual.

(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to post-October deferrals and current year dividend payable.

During the year ended September 30, 2008, capital loss carryforwards were utilized by the Portfolios as shown below:

Capital Loss Carryforward Utilized
Diversified Municipal	$8,500,938
California Municipal	2,139,362
New York Municipal	344,785

NOTE 7.

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount

102	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE 8.

Recent Accounting Pronouncement

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Portfolios’ financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	103

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate California Municipal Portfolio
Class A Shares
Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 13.96	$ 14.18	$ 14.20	$ 14.23	$ 14.38	$ 14.46

Income From Investment Operations:
Investment income, net†	.22	0.44	0.42	0.42	0.40	0.40
Net realized and unrealized gain (loss) on investment and futures transactions	.19	(0.22)	(0.02)	(0.03)	(0.14)	(0.07)

Total from investment operations	.41	0.22	0.40	0.39	0.26	0.33

Less Dividends and Distributions:
Dividends from taxable net investment income	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(0.02)
Dividends from tax-exempt net investment income	(.22)	(0.44)	(0.42)	(0.42)	(0.40)	(0.38)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	(0.01)	(0.01)

Total dividends and distributions	(.26)	(0.44)	(0.42)	(0.42)	(0.41)	(0.41)

Net asset value, end of period	$ 14.11	$ 13.96	$ 14.18	$ 14.20	$ 14.23	$ 14.38

Total return(b)	2.96%	1.55%	2.87%	2.77%	1.84%	2.32%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$36,834	$29,827	$20,163	$26,648	$37,420	$38,422
Average net assets (000 omitted)	$32,272	$25,239	$22,420	$31,516	$39,846	$45,228
Ratio of expenses to average net assets	0.90	%*	0.90%	0.92%	0.89	%(c)	0.89%	0.88%
Ratio of net investment income to average net assets	3.14	%*	3.10%	2.98%	2.96	%(c)	2.80%	2.79%
Portfolio turnover rate	1%	26%	27%	23%	30%	52%

See footnote summary on page 113.

104	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate California Municipal Portfolio
Class B Shares
Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 13.97	$ 14.18	$ 14.21	$ 14.24	$ 14.39	$ 14.46

Income From Investment Operations:
Investment income, net†	.17	0.34	0.32	0.32	0.30	0.30
Net realized and unrealized gain (loss) on investment and futures transactions	.18	(0.21)	(0.03)	(0.03)	(0.14)	(0.06)

Total from investment operations	.35	0.13	0.29	0.29	0.16	0.24

Less Dividends and Distributions:
Dividends from taxable net investment income	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(0.01)
Dividends from tax-exempt net investment income	(.17)	(0.34)	(0.32)	(0.32)	(0.30)	(0.29)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	(0.01)	(0.01)

Total dividends and distributions	(.21)	(0.34)	(0.32)	(0.32)	(0.31)	(0.31)

Net asset value, end of period	$ 14.11	$ 13.97	$ 14.18	$ 14.21	$ 14.24	$ 14.39

Total return(b)	2.53%	0.92%	2.08%	2.06%	1.14%	1.67%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$3,683	$6,380	$10,293	$16,012	$26,081	$35,723
Average net assets (000 omitted)	$5,297	$8,903	$13,111	$20,714	$31,933	$37,989
Ratio of expenses to average net assets	1.62	%*	1.60%	1.62%	1.60	%(c)	1.59%	1.58%
Ratio of net investment income to average net assets	2.44	%*	2.40%	2.27%	2.26	%(c)	2.10%	2.08%
Portfolio turnover rate	1%	26%	27%	23%	30%	52%

See footnote summary on page 113.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	105

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate California Municipal Portfolio
Class C Shares
Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 13.96	$ 14.18	$ 14.20	$ 14.23	$ 14.38	$ 14.46

Income From Investment Operations:
Investment income, net†	.17	0.34	0.32	0.32	0.30	0.29
Net realized and unrealized gain (loss) on investment and futures transactions	.19	(0.22)	(0.02)	(0.03)	(0.14)	(0.07)

Total from investment operations	.36	0.12	0.30	0.29	0.16	0.22

Less Dividends and Distributions:
Dividends from taxable net investment income	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(0.01)
Dividends from tax-exempt net investment income	(.17)	(0.34)	(0.32)	(0.32)	(0.30)	(0.28)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	(0.01)	(0.01)

Total dividends and distributions	(.21)	(0.34)	(0.32)	(0.32)	(0.31)	(0.30)

Net asset value, end of period	$ 14.11	$ 13.96	$ 14.18	$ 14.20	$ 14.23	$ 14.38

Total return(b)	2.61%	0.84%	2.15%	2.07%	1.13%	1.60%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$18,430	$17,416	$17,202	$22,253	$28,495	$34,859
Average net assets (000 omitted)	$17,823	$17,306	$18,846	$24,550	$31,861	$41,835
Ratio of expenses to average net assets	1.61	%*	1.60%	1.62%	1.59	%(c)	1.59%	1.58%
Ratio of net investment income to average net assets	2.45	%*	2.40%	2.28%	2.26	%(c)	2.10%	2.09%
Portfolio turnover rate	1%	26%	27%	23%	30%	52%

See footnote summary on page 113.

106	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate Diversified Municipal Portfolio
Class A Shares
Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 13.81	$ 14.01	$ 14.03	$ 14.07	$ 14.27	$ 14.35

Income From Investment Operations:
Investment income, net†	.22	0.44	0.42	0.42	0.40	0.42
Net realized and unrealized gain (loss) on investment and futures transactions	.32	(0.20)	(0.02)	(0.04)	(0.20)	(0.08)

Total from investment operations	.54	0.24	0.40	0.38	0.20	0.34

Less Dividends and Distributions:
Dividends from taxable net investment income	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(0.01)
Dividends from tax-exempt net investment income	(.22)	(0.44)	(0.42)	(0.42)	(0.40)	(0.41)
Distributions from net realized gain on investment transactions	(.01)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.23)	(0.44)	(0.42)	(0.42)	(0.40)	(0.42)

Net asset value, end of period	$ 14.12	$ 13.81	$ 14.01	$ 14.03	$ 14.07	$ 14.27

Total return(b)	3.98%	1.70%	2.90%	2.75%	1.43%	2.39%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$69,356	$46,537	$30,378	$64,074	$83,353	$101,899
Average net assets (000 omitted)	$55,652	$34,879	$41,040	$71,431	$91,283	$122,195
Ratio of expenses to average net assets	.85	%*	0.82%	0.88%	0.89	%(c)	0.87%	0.87%
Ratio of net investment income to average net assets	3.17	%*	3.13%	3.02%	3.01	%(c)	2.83%	2.95%
Portfolio turnover rate	1%	28%	18%	29%	28%	41%

See footnote summary on page 113.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	107

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate Diversified Municipal Portfolio
Class B Shares
Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$13.82	$ 14.01	$ 14.03	$ 14.07	$ 14.27	$ 14.35

Income From Investment Operations:
Investment income, net†	.17	0.34	0.32	0.32	0.30	0.32
Net realized and unrealized gain (loss) on investment and futures transactions	.31	(0.19)	(0.02)	(0.04)	(0.20)	(0.08)

Total from investment operations	.48	0.15	0.30	0.28	0.10	0.24

Less Dividends and Distributions:
Dividends from taxable net investment income	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(0.01)
Dividends from tax-exempt net investment income	(.17)	(0.34)	(0.32)	(0.32)	(0.30)	(0.31)
Distributions from net realized gain on investment transactions	(.01)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.18)	(0.34)	(0.32)	(0.32)	(0.30)	(0.32)

Net asset value, end of period	$ 14.12	$ 13.82	$ 14.01	$ 14.03	$ 14.07	$ 14.27

Total return(b)	3.54%	1.08%	2.19%	2.04%	0.73%	1.68%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$8,345	$11,674	$23,751	$38,429	$66,067	$96,064
Average net assets (000 omitted)	$10,306	$18,414	$30,432	$51,641	$82,895	$106,491
Ratio of expenses to average net assets	1.58	%*	1.53%	1.58%	1.58	%(c)	1.57%	1.57%
Ratio of net investment income to average net assets	2.46	%*	2.43%	2.32%	2.31	%(c)	2.13%	2.25%
Portfolio turnover rate	1%	28%	18%	29%	28%	41%

See footnote summary on page 113.

108	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate Diversified Municipal Portfolio
Class C Shares
Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 13.81	$ 14.01	$ 14.03	$ 14.07	$ 14.27	$ 14.35

Income From Investment Operations:
Investment income, net†	.17	0.34	0.32	0.32	0.30	0.32
Net realized and unrealized gain (loss) on investment and futures transactions	.32	(0.20)	(0.02)	(0.04)	(0.20)	(0.08)

Total from investment operations	.49	0.14	0.30	0.28	0.10	0.24

Less Dividends and Distributions:
Dividends from taxable net investment income	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(0.01)
Dividends from tax-exempt net investment income	(.17)	(0.34)	(0.32)	(0.32)	(0.30)	(0.31)
Distributions from net realized gain on investment transactions	(.01)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.18)	(0.34)	(0.32)	(0.32)	(0.30)	(0.32)

Net asset value, end of period	$ 14.12	$ 13.81	$ 14.01	$ 14.03	$ 14.07	$ 14.27

Total return(b)	3.62%	1.00%	2.19%	2.04%	0.73%	1.68%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$38,824	$32,593	$35,864	$46,625	$67,057	$89,439
Average net assets (000 omitted)	$35,820	$34,110	$40,477	$55,806	$77,793	$103,098
Ratio of expenses to average net assets	1.56	%*	1.53%	1.58%	1.59	%(c)	1.57%	1.57%
Ratio of net investment income to average net assets	2.47	%*	2.43%	2.32%	2.31	%(c)	2.14%	2.25%
Portfolio turnover rate	1%	28%	18%	29%	28%	41%

See footnote summary on page 113.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	109

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate New York Municipal Portfolio
Class A Shares
Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 13.60	$ 13.83	$ 13.85	$ 13.90	$ 14.11	$ 14.21

Income From Investment Operations:
Investment income, net†	.22	0.43	0.43	0.43	0.43	0.43
Net realized and unrealized gain (loss) on investment and futures transactions	.23	(0.23)	(0.02)	(0.05)	(0.21)	(0.10)

Total from investment operations	.45	0.20	0.41	0.38	0.22	0.33

Less Dividends and Distributions:
Dividends from taxable net investment income	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(0.01)
Dividends from tax-exempt net investment income	(.22)	(0.43)	(0.43)	(0.43)	(0.43)	(0.42)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.26)	(0.43)	(0.43)	(0.43)	(0.43)	(0.43)

Net asset value, end of period	$ 13.79	$ 13.60	$ 13.83	$ 13.85	$ 13.90	$ 14.11

Total return(b)	3.34%	1.43%	3.03%	2.81%	1.55%	2.37%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$45,638	$38,508	$26,914	$34,440	$44,730	$54,246
Average net assets (000 omitted)	$41,167	$30,308	$30,564	$39,631	$50,252	$67,768
Ratio of expenses to average net assets	.89	%*	0.89%	0.90%	0.91	%(c)	0.90%	0.88%
Ratio of net investment income to average net assets	3.17	%*	3.09%	3.14%	3.14	%(c)	3.04%	3.07%
Portfolio turnover rate	2%	24%	24%	21%	32%	39%
See footnote summary on page 113.

110	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate New York Municipal Portfolio
Class B Shares
Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 13.60	$ 13.82	$ 13.85	$ 13.89	$ 14.10	$ 14.20

Income From Investment Operations:
Investment income, net†	.17	0.33	0.34	0.34	0.33	0.33
Net realized and unrealized gain (loss) on investment and futures transactions	.23	(0.21)	(0.03)	(0.04)	(0.21)	(0.10)

Total from investment operations	.40	0.12	0.31	0.30	0.12	0.23

Less Dividends and Distributions:
Dividends from taxable net investment income	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(0.01)
Dividends from tax-exempt net investment income	(.17)	(0.34)	(0.34)	(0.34)	(0.33)	(0.32)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.21)	(0.34)	(0.34)	(0.34)	(0.33)	(0.33)

Net asset value, end of period	$ 13.79	$ 13.60	$ 13.82	$ 13.85	$ 13.89	$ 14.10

Total return(b)	2.98%	0.80%	2.24%	2.17%	0.85%	1.67%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$7,878	$11,912	$21,340	$31,804	$48,851	$58,167
Average net assets (000 omitted)	$10,412	$17,351	$26,557	$40,552	$54,088	$61,357
Ratio of expenses to average net assets	1.61	%*	1.60%	1.60%	1.61	%(c)	1.60%	1.58%
Ratio of net investment income to average net assets	2.46	%*	2.40%	2.44%	2.44	%(c)	2.34%	2.37%
Portfolio turnover rate	2%	24%	24%	21%	32%	39%

See footnote summary on page 113.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	111

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate New York Municipal Portfolio
Class C Shares
Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 13.60	$ 13.83	$ 13.85	$ 13.90	$ 14.11	$ 14.21

Income From Investment Operations:
Investment income, net†	.17	0.33	0.33	0.34	0.33	0.34
Net realized and unrealized gain (loss) on investment and futures transactions	.24	(0.23)	(0.02)	(0.05)	(0.21)	(0.11)

Total from investment operations	.41	0.10	0.31	0.29	0.12	0.23

Less Dividends and Distributions:
Dividends from taxable net investment income	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(0.01)
Dividends from tax-exempt net investment income	(.17)	(0.33)	(0.33)	(0.34)	(0.33)	(0.32)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.21)	(0.33)	(0.33)	(0.34)	(0.33)	(0.33)

Net asset value, end of period	$ 13.80	$ 13.60	$ 13.83	$ 13.85	$ 13.90	$ 14.11

Total return(b)	3.06%	0.72%	2.31%	2.09%	0.85%	1.66%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$19,864	$17,618	$17,300	$22,482	$36,217	$53,033
Average net assets (000 omitted)	$18,485	$17,493	$19,187	$28,661	$44,688	$59,729
Ratio of expenses to average net assets	1.60	%*	1.60%	1.60%	1.61	%(c)	1.60%	1.58%
Ratio of net investment income to average net assets	2.46	%*	2.40%	2.44%	2.44	%(c)	2.34%	2.37%
Portfolio turnover rate	2%	24%	24%	21%	32%	39%

See footnote summary on page 113.

112	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

*	Annualized

†	Based on average shares outstanding.

(a)	As of October 1, 2003, the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to October 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. For the year ended September 30, 2004, this change had no effect on net investment income per share and net realized and unrealized gain (loss) on investment transactions per share. The effect on the ratio of net investment income per share was as follows:

	Class A	Class B	Class C
Intermediate California Municipal Portfolio	.00%	.00%	.00%
Intermediate Diversified Municipal Portfolio	.00%	.00%	.00%
Intermediate New York Municipal Portfolio	.00%	.01%	.01%

(b)	Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	113

Financial Highlights

BOARD OF DIRECTORS

Rosalie J. Wolf(1), Chairman

Marilyn G. Fedak, President

Irwin Engelman(1)(2)

Bart Friedman(1)(3)

William Kristol(1)(3)

Donald K. Peterson(1)(3)

Thomas B. Stiles, II(1)(3)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Distributor†

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent†

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Ave. New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

(3)	Member of the Governance, Nominating and Compensation Committee.

†	For the AllianceBernstein Intermediate Municipal Portfolios, Classes A, B and C shares only.

114	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Board of Directors

BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENTS

The Fund’s Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuance of the Investment Management Agreement between the Sanford C. Bernstein Fund (the “Fund”), on behalf of each of its portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 23, 2008.

The process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser commenced following receipt by the Adviser of a letter dated August 20, 2008, from counsel to the Independent Directors. The letter contained a preliminary list of information requested by the Independent Directors to conduct their annual review. The Directors received and evaluated extensive materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2008. In addition, the Independent Directors received materials prepared by the Senior Officer, as described below. On September 24, 2008, the Directors held an in-person meeting to discuss their review of the Investment Management Agreement. The Directors discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer. On October 15, 2008, the Independent Directors met via telephone conference call to continue their review of the Investment Management Agreement and on October 22-23, 2008, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. The Board approved the continuation of the Investment Management Agreement for an additional annual term on its current terms.

In approving the continuation of the Investment Management Agreement, the Board of Directors considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuance of the Investment Management Agreement would be in the best interests of each respective Portfolio.

The Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	115

Board’s Consideration of Investment Management Arrangements

Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data. Where applicable, the Board considered similarities and differences between each Portfolio and the other funds in its respective peer group. The Senior Officer also performed analyses of the advisory fees based upon hypothetical fee structures and asset levels, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the proposed fees as described above, the Board concluded that the current fees were reasonable.

Nature, Extent and Quality of Services

The Directors, including the Independent Directors, considered their knowledge of the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience and the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Fund. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Fund and the background and experience of the Adviser’s senior management. The Board also reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio. The Board considered the allocation of responsibilities as well as the factors which impacted the making and implementing of investment decisions for the Portfolios. The Board then reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Fund and noted that such staff was sufficient to ensure a high level of quality service to the Fund.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the

116	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Board’s Consideration of Investment Management Arrangements

performance of its peer group and the performance of an appropriate benchmark index (the Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios). The Board was provided with performance data versus each Portfolio’s peer group, both before and after fees for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2008 (“relevant periods”) and versus each Portfolio’s benchmark index, after fees, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2008. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Lipper. The Directors also receive detailed comparative performance information for the Fund’s Portfolios at each regular Board meeting during the year.

The Board noted that, in the case of the Short Duration Plus Portfolio, the benchmark index included significantly more Treasury securities than the Portfolio and that this difference had a substantial effect on the performance of the Portfolio relative to its benchmark index and peer group.

The Board concluded that it was satisfied with the nature, quality and extent of the services provided by the Adviser.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Fund. The materials provided to the Independent Directors included a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2006 and 2007 which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation from the independent consultant who reviewed the Adviser’s methods of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The Directors noted, in particular, that the profitability of the Adviser during 2008 was likely to be considerably less than its profitability during 2007, in light of the significant declines in assets under management.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Fund was reasonable.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	117

Board’s Consideration of Investment Management Arrangements

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors noted that they had previously considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry.

The Board concluded that any economies of scale were appropriately being shared in light of, among other things, each Portfolio’s breakpoint arrangements as currently in effect as described below.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account not only the advisory fees payable by the Portfolios, but also so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, transfer agency fees paid by the retail share classes of certain Portfolios to a wholly owned subsidiary of the Adviser and brokerage commissions paid by certain Portfolios to brokers affiliated with the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement, without change to the Portfolios’ fee schedules (set forth below), for an additional annual term:

ADVISORY FEE SCHEDULE
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

118	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Board’s Consideration of Investment Management Arrangements

ADVISORY FEE SCHEDULE
New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion

International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	119

Board’s Consideration of Investment Management Arrangements

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

1	It should be noted that the Senior Officer’s evaluation was completed on October 8, 2008.
2	Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Advisor Class shares of the Portfolios unless otherwise indicated.

120	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement:

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[3]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%

International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%

Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Next $3 billion	0.900%
	On the balance	0.850%

U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio	On the balance	0.450%
Short Duration California Municipal Portfolio
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio

Intermediate Duration Portfolio	First $1 billion	0.500%
	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%

California Municipal Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio	Next $2 billion	0.450%
New York Municipal Portfolio	Next $2 billion	0.400%
	On the balance	0.350%

3	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	121

The Portfolios’ net assets on September 30, 2008 and 2007 are set forth below:

Portfolio	Net Assets 9/30/08 ($MM)	Net Assets 9/30/07 ($MM)
Tax-Managed International Portfolio	$6,043.5	$9,509.3
International Portfolio	$2,841.3	$4,403.7
Emerging Markets Portfolio	$1,953.6	$3,231.5
U.S. Government Short Duration Portfolio	$115.4	$81.2
Short Duration Plus Portfolio	$425.9	$407.0
Intermediate Duration Portfolio	$4,892.8	$5,064.2
Short Duration California Municipal Portfolio	$141.4	$80.6
Short Duration Diversified Municipal Portfolio	$330.8	$251.5
Short Duration New York Municipal Portfolio	$162.5	$111.6
California Municipal Portfolio	$1,419.2	$1,427.6
Diversified Municipal Portfolio	$5,163.4	$4,740.7
New York Municipal Portfolio	$1,889.2	$1,787.6

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in basis points of the advisory fee changes made since October 2004 for each Portfolio. It should be noted that the estimated fees are based on September 30, 2008 net assets.

	Effective Adv. Fee (%)
Portfolio	As of October 2004	Current Fee Schedule	Difference
Tax-Managed International Portfolio	0.908%	0.845%	0.063%
International Portfolio	0.935%	0.876%	0.059%
Emerging Markets Portfolio	1.189%	1.139%	0.050%
U.S. Government Short Duration Portfolio	0.500%	0.450%	0.050%
Short Duration Plus Portfolio	0.500%	0.450%	0.050%
Intermediate Duration Portfolio	0.460%	0.450%	0.011%
Short Duration California Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	0.050%
California Municipal Portfolio	0.485%	0.485%	0.000%
Diversified Municipal Portfolio	0.460%	0.437%	0.023%
New York Municipal Portfolio	0.476%	0.476%	0.000%

122	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Set forth below are the Portfolios’ total expense ratios, annualized for the period from October 1, 2007 through June 30, 2008:

Portfolio	Total Expense Ratio[4]		Fiscal Year End
Tax-Managed International Portfolio	Advisor	1.12%	September 30
	Class A	1.25%
	Class B	1.95%
	Class C	1.95%

International Portfolio	Advisor	1.18%	September 30
	Class A	1.41%
	Class B	2.11%
	Class C	2.11%

Emerging Markets Portfolio	Advisor	1.51%	September 30

U.S. Government Short Duration Portfolio	Advisor	0.73%	September 30

Short Duration Plus Portfolio	Advisor	0.65%	September 30
	Class A	0.98%
	Class B	1.68%
	Class C	1.68%

Intermediate Duration Portfolio	Advisor	0.57%	September 30

Short Duration California Municipal Portfolio	Advisor	0.70%	September 30

Short Duration Diversified Municipal Portfolio	Advisor	0.63%	September 30

Short Duration New York Municipal Portfolio	Advisor	0.67%	September 30

California Municipal Portfolio	Advisor	0.62%	September 30
	Class A	0.91%
	Class B	1.61%
	Class C	1.61%

Diversified Municipal Portfolio	Advisor	0.57%	September 30
	Class A	0.83%
	Class B	1.53%
	Class C	1.53%

New York Municipal Portfolio	Advisor	0.61%	September 30
	Class A	0.91%
	Class B	1.62%
	Class C	1.61%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies.

4	Annualized.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	123

The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and the legal and reputation risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolios.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2008 net assets.

5	The adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiable vary based upon each client relationship.

124	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio	Net Assets 09/30/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$6,043.5	International Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.405%	0.845%

International Portfolio	$2,841.3	International Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.410%	0.876%

Emerging Markets Portfolio	$1,953.6	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.805%	1.114%

U.S. Government Short Duration Portfolio[6]	$ 115.4	Low Duration 45 bp on 1st $30 million 18 bp on the balance Minimum account size: $25m	0.250%	0.450%

Short Duration Plus Portfolio	$ 425.9	Low Duration 45 bp on 1st $30 million 18 bp on the balance Minimum account size: $25m	0.199%	0.450%

Intermediate Duration Portfolio	$4,892.8	U.S. Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.441%

Short Duration California Municipal Portfolio	$ 141.4	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.200%	0.450%

6	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and Agency securities.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	125

Portfolio	Net Assets 09/30/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Short Duration Diversified Municipal Portfolio	$ 330.8	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.165%	0.450%

Short Duration New York Municipal Portfolio	$ 162.5	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.193%	0.450%

California Municipal Portfolio	$1,419.2	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.194%	0.485%

Diversified Municipal Portfolio	$5,163.4	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.437%

New York Municipal Portfolio	$1,889.2	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.192%	0.476%

With respect to International Portfolio, the Senior Officer compared the difference between the advisory fee charged to the Portfolio and the fee charged to the corresponding institutional account (herein referred to as the “spread”) and the spreads of the Portfolio’s group of Lipper peers. 7 The result of that comparison was discussed with the Board of Directors.

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory schedule of these funds,

7	Group peers selected by Lipper from the 2007 Lipper 15(c) Report.

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implemented in January 2004, as a result of the AoD between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the same fee schedule. In addition to the fee schedules of certain of those categories applicable to the Portfolios, set forth below are what would have been the effective advisory fees of the Portfolios had the AMBF fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2008 net assets.

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.683%	0.845%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.738%	0.876%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.114%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio[8]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.476%	0.441%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

8	The Adviser also manages Sanford C. Bernstein Fund II—Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. SCB II is charged by the Adviser an advisory fee rate 0.50% on the first $1 billion and 0.45% thereafter. SCB II has an expense cap of 0.45%, which effectively reduces the advisory fee.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	127

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.485%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.423%	0.437%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.476%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg fund that has a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[9]
Emerging Markets Portfolio	Emerging Markets Value Class A Class I (Institutional)	1.70% 0.90%

The AllianceBernstien Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	ITM Fee
Emerging Markets Portfolio	Emerging Markets Growth Equity Fund F10	0.80%

	Emerging Markets Stock A/B	0.90%

	Bernstein Emerging Markets Growth Stock F/FB10	0.80%

9	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

10	The ITM fund is privately placed or institutional.

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The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the portfolios. Also shown are what would have been the effective advisory fees of the Portfolios had the fee schedule of the sub-advisory relationships been applicable to the Portfolios and the Portfolios’ advisory fees based on September 30, 2008 net assets:

Portfolio		Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	Client #1	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.458%	0.845%

	Client #2	0.80% on first $25 million 0.65% on next $25 million 0.55% on next $50 million 0.45% on next $100 million 0.40% thereafter	0.405%	0.845%

International Portfolio	Client #3	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.523%	0.876

	Client #4	0.80% on first $25 million 0.65% on next $25 million 0.55% on next $50 million 0.45% on next $100 million 0.40% thereafter	0.410%	0.876%

Emerging Markets Portfolio	Client #5[11]	1.00% on first $25 million 0.90% on first $25 million 0.75% thereafter	0.774%	1.114%

	Client #6	0.75% on first $50 million 0.55% on next $50 million 0.50% on next $300 million 0.45% thereafter	0.468%	1.114%

	Client #7	0.425%	0.425%	1.114%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these

11	The fee schedule is applicable to the client account if assets are at least $65 million. If assets are less than $65 million, the fee charged to the client is 0.90%.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	129

sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations. Finally, while it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such discounted fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to manage investment company assets.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included each Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)12 at the approximate current asset level of the subject Portfolio.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of the Portfolios had an insufficient number of comparable peers, in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Portfolios’ EGs to include peers with a different load type,14 and for certain Portfolios, a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the Portfolios’ EGs, under Lipper’s standard

12	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

13	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

14	The EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end load and no-load. It should be noted that the expansion of the Portfolios’ EUs was not requested by the Adviser or the Senior Officer. They requested that only the EGs be expanded.

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guidelines, the Portfolios’ Lipper Expense Universes (“EU”)15 were also expanded to include the universes of peers that had a similar but not the same Lipper investment objective/classification and load type.

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
Tax-Managed International Portfolio[16]	0.820	0.820	8/15
International Portfolio[16]	0.870	0.825	9/14
Emerging Markets Portfolio	1.080	1.171	5/15
U.S. Government Short Duration Portfolio	0.450	0.495	4/16
Short Duration Plus Portfolio	0.450	0.465	7/19
Intermediate Duration Portfolio	0.436	0.442	7/14
Short Duration California Municipal Portfolio[16]	0.450	0.565	2/9
Short Duration Diversified Municipal Portfolio	0.450	0.478	6/15
Short Duration New York Municipal Portfolio[16]	0.450	0.554	2/9
California Municipal Portfolio[16]	0.484	0.573	5/16
Diversified Municipal Portfolio[16]	0.436	0.433	7/12
New York Municipal Portfolio[16]	0.476	0.561	5/16

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of their EGs and EUs. The Portfolios’ rankings are also shown. Pro-forma total expense ratios are also shown for U.S. Government Short Duration Portfolios and Short Duration Plus Portfolio (in bold and italicized):17

Portfolio	Expense Ratio (%)[18]	Lipper Exp. Group Median (%)	EG Rank	Lipper Exp. Universe Median (%)	EU Rank
Tax-Managed International Portfolio[19]	1.119	1.161	6/15	1.251	94/314
International Portfolio[19]	1.185	1.159	8/14	1.251	122/314
Emerging Markets Portfolio	1.528	1.601	5/15	1.601	59/137
U.S. Government Short Duration Portfolio	0.774	0.769	9/16	0.730	29/50
pro-forma	0.724	0.769	5/16	0.730	25/50

15	Lipper describes an EU as a broader group consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. A “normal” EU will include funds that have the same investment objective/classification as the subject fund. Except for asset size comparability, Lipper uses the same criteria for selecting EG peers when selecting EU peers. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	The Portfolio’s EG was expanded with respect to investment classification/objective by Lipper a the request of the Senior Officer and the Adviser.

17	Pro-forma shows what the total expense ratio of a Portfolio would have been had changes to the Portfolio’s advisory fee schedule been applicable to the Portfolio for the full fiscal year.

18	Except for pro-forma total expense ratios, the expense ratios are for the most recently completed fiscal year Advisor Class.

19	The Portfolio’s EU was expanded with respect to investment classification/objective by Lipper under standard Lipper guidelines.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	131

Portfolio	Expense Ratio (%)[18]	Lipper Exp. Group Median (%)	EG Rank	Lipper Exp. Universe Median (%)	EU Rank
Short Duration Plus Portfolio	0.652	0.741	5/19	0.719	49/116
pro-forma	0.622	0.741	3/19	0.719	40/116

Intermediate Duration Portfolio	0.578	0.711	1/14	0.742	74/270
Short Duration California Municipal Portfolio[19]	0.728	0.750	4/9	0.714	11/19
Short Duration Diversified Municipal Portfolio	0.657	0.603	9/15	0.586	24/37
Short Duration New York Municipal Portfolio[19]	0.691	0.750	3/9	0.714	8/19
California Municipal Portfolio[19]	0.621	0.744	5/16	0.751	24/120
Diversified Municipal Portfolio[19]	0.578	0.588	6/12	0.650	36/114
New York Municipal Portfolio[19]	0.612	0.744	5/16	0.751	23/120

Based on this analysis, nine of the twelve Portfolios have a lower contractual management fee than each of their respective EG medians. Tax-Managed International Portfolio has a contractual management fee equal to the Portfolio’s EG median. International Portfolio and Diversified Municipal Portfolio have a slightly higher contractual management fee than each of their respective EG medians. Ten of the twelve Portfolios have a lower total expense ratio compared to each of their respective EG medians. International Portfolio and Short Duration Diversified Portfolio have a higher total expense ratio compared to their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s finance areas provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. The Adviser’s profitability, when including administrating and servicing fees (A&S), increased for the Equity Portfolios during calendar year 2007,

19	The Portfolio’s EU was expanded with respect to investment classification/objective by Lipper under standard Lipper guidelines.

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relative to 2006. However, the Adviser reported that net assets of the Portfolios are down significantly in 2008. As a result, 2007 profitability may not be representative of the current state of affairs.

The Portfolios have a Shareholder Servicing Agreement with the Adviser where the Adviser pays expenses it incurs in providing shareholder servicing to the Portfolios. Under the Shareholder Servicing Agreement, except for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio (the “Equity Portfolios”), which pays 0.25%, the remaining Portfolios, which are primarily invested in fixed income securities (the “Fixed Income Portfolios”), pay 0.10% of the Portfolios’ daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement in the Portfolios’ most recently completed fiscal year:

Portfolio	Shareholder Serving Agreement Fee
Tax-Managed International Portfolio	$21,428,663
International Portfolio	$9,731,511
Emerging Markets Portfolio	$6,651,437
U.S. Government Short Duration Portfolio	$83,785
Short Duration Plus Portfolio	$355,957
Intermediate Duration Portfolio	$4,592,670
Short Duration California Municipal Portfolio	$77,929
Short Duration Diversified Municipal Portfolio	$219,160
Short Duration New York Municipal Portfolio	$106,936
California Municipal Portfolio	$1,294,527
Diversified Municipal Portfolio	$4,174,406
New York Municipal Portfolio	$1,608,192

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	133

Certain of the Portfolios have retail class shares. Except for Short Duration Plus Portfolio, the retail classes make up a relatively small percentage of each of those Portfolios’ total net assets:

	Retail Classes Net Assets 09/30/08 ($MM)
Portfolio	Class A	Class B	Class C	Total Retail	Retail Classes Net Assets as a % of Total Net Assets
Tax-Managed International Portfolio	$9.1	$0.4	$2.6	$12.1	0.20%
International Portfolio	$32.8	$2.8	$16.1	$51.6	1.82%
Short Duration Plus Portfolio	$32.8	$9.1	$15.9	$57.8	13.58%
California Municipal Portfolio	$29.5	$6.7	$17.4	$53.6	3.78%
Diversified Municipal Portfolio	$45.7	$12.6	$32.6	$90.8	1.76%
New York Municipal Portfolio	$37.9	$12.6	$17.6	$68.2	3.61%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:

Portfolio	Amount Received
Tax-Managed International Portfolio	$1,978
International Portfolio	$8,790
Short Duration Plus Portfolio	$1,269
California Municipal Portfolio	$117
Diversified Municipal Portfolio	$2,390
New York Municipal Portfolio	$1,023

134	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$1,978	$2,571
International Portfolio	$8,790	$13,005
Short Duration Plus Portfolio	$1,269	$25,736
California Municipal Portfolio	$117	$2,538
Diversified Municipal Portfolio	$2,390	$11,897
New York Municipal Portfolio	$1,023	$11,629

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent of the retail classes of the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2007 in comparison to 2006. During the Portfolios’ most recently completed fiscal year, ABIS received the following net fees from the retail classes of the Portfolios:20

Portfolio	ABIS Fee	Expense Offset
Tax-Managed International Portfolio[21]	$3,219	$269
International Portfolio	$33,671	$3,263
Short Duration Plus Portfolio	$34,190	$3,832
California Municipal Portfolio	$18,000	$533
Diversified Municipal Portfolio	$26,767	$1,970
New York Municipal Portfolio	$18,493	$1,463

Certain of the Portfolios effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with these Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed onto to any SCB client.

20	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account.
21	With respect to Tax-Managed International Portfolio, ABIS voluntarily agreed to waive a portion of its fees in the amount of $14,781.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	135

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,22 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli23 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with higher levels of assets and funds from larger family sizes compared to funds with smaller asset levels and funds from smaller family sizes, which according to the independent consultant is indicative of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds reached higher levels of assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $675 billion as of August 31, 2008, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios24 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance

22	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

23	The Deli study was originally published in 2002 based on 1997 data.

24	The gross performance returns are for the Advisor class shares of the Portfolios and were provided by Lipper.

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Universes (“PU”)25 for the periods ended June 30, 2008.26 Also shown are the gross performance rankings of the Portfolios.

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed International Portfolio
1 year	-12.57	-7.94	-8.47	10/11	228/273
3 year	12.69	13.53	14.73	6/10	146/186
5 year	15.30	16.87	17.12	7/9	112/133
10 year	7.90	7.70	7.40	3/6	25/68

International Portfolio
1 year	-11.50	-9.22	-8.56	8/10	216/274
3 year	13.24	14.38	14.65	7/10	124/187
5 year	15.78	17.29	17.11	7/9	106/134

Emerging Markets Portfolio
1 year	3.61	3.61	5.30	8/15	128/201
3 year	26.70	28.74	28.08	11/15	96/141
5 year	34.48	32.58	31.98	2/15	9/120
10 year	21.43	16.68	16.74	2/12	10/70

U.S. Government Short Duration Portfolio
1 year	6.07	6.76	6.59	11/16	41/65
3 year	4.49	4.82	4.84	14/16	50/61
5 year	3.35	3.50	3.55	13/15	49/56
10 year	4.85	4.89	4.91	8/12	25/42

Short Duration Plus Portfolio
1 year	0.52	4.31	3.92	18/19	138/184
3 year	2.94	4.40	4.12	17/19	115/153
5 year	2.56	3.39	3.28	17/19	87/114
10 year	4.49	4.65	4.89	8/12	50/68

Intermediate Duration Portfolio
1 year	5.09	3.36	5.23	3/14	213/406
3 year	4.00	3.28	3.96	4/14	157/331
5 year	4.09	3.73	3.99	5/13	116/274
10 year	5.44	5.66	5.70	7/10	104/146

25	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU. In addition, the Portfolios’ PGs/PUs only include funds of the same Lipper investment objective/classification as the Portfolios, in contrast to certain of their EGs/EUs, which may include funds of similar but not the same investment objective/classification.

26	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	137

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Short Duration California Municipal Portfolio
1 year	4.78	4.32	3.97	1/5	3/14
3 year	3.58	3.41	3.35	2/5	3/9
5 year	2.86	3.05	3.20	4/4	6/6
10 year	3.57	4.22	4.24	3/3	5/5

Short Duration Diversified Municipal Portfolio
1 year	4.73	4.69	4.49	6/15	12/43
3 year	3.67	3.49	3.54	1/15	8/40
5 year	2.98	2.86	2.86	2/11	10/34
10 year	3.79	3.79	3.82	5/9	11/18

Short Duration New York Municipal Portfolio
1 year	4.71	4.71	4.69	3/5	5/11
3 year	3.61	3.39	3.30	1/4	2/10
5 year	2.98	2.80	2.77	1/4	2/9
10 year	3.65	4.04	4.07	4/4	9/9

California Municipal Portfolio
1 year	4.82	4.34	3.98	2/6	6/28
3 year	3.36	3.25	3.13	1/6	3/28
5 year	3.26	3.33	3.16	4/6	10/28
10 year	4.40	4.68	4.69	4/4	16/16

Diversified Municipal Portfolio
1 year	5.10	3.74	4.29	1/10	21/109
3 year	3.38	3.09	3.21	2/10	22/95
5 year	3.29	3.30	3.21	6/10	38/84
10 year	4.55	4.66	4.69	5/7	44/60

New York Municipal Portfolio
1 year	5.01	5.00	4.99	1/2	7/17
3 year	3.40	3.29	3.18	1/2	6/17
5 year	3.34	3.21	3.30	1/2	6/16
10 year	4.56	4.56	4.80	1/1	11/11

138	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold)27 versus their benchmarks.28 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown. 29

	Periods Ending June 30, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Tax-Managed International Portfolio	-13.54	11.42	13.95	6.61	9.40	14.83	0.26	10
MSCI EAFE Index[30]	-10.61	12.84	16.67	5.83	7.99	14.99	0.21	10
Inception Date: June 22, 1992

International Portfolio	-12.54	11.90	14.36	N/A	7.45	11.34	0.96	5
MSCI EAFE Index	-10.61	12.84	16.67	N/A	5.36	11.38	1.13	5
Inception Date: April 30, 1999

Emerging Markets Portfolio	2.04	24.74	32.33	19.43	11.80	19.33	1.38	5
MSCI Emerging Markets Index[31]	4.63	27.14	29.75	15.26	9.61	18.97	1.30	5
Inception Date: December 15, 1995

27	The performance returns and risk measures shown in the table are for the Advisor class shares of the Portfolios and were provided by the Adviser.

28	The Adviser provided Portfolio and benchmark performance return information for the periods through June 30, 2008.

29	Except Lehman Brothers 5 year GO Municipal Bond Index, which the Senior Officer calculated using standard Lipper methodology, portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

30	Benchmark since inception data is from the nearest month end after the Portfolio’s inception date through June 30, 2008.

31	Benchmark since inception data is from the nearest Thursday after the Portfolio’s inception date through June 30, 2008.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	139

	Periods Ending June 30, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
U.S. Government Short Duration Portfolio	5.24	3.68	2.55	4.06	5.24	1.51	0.39	10
Merrill Lynch 1-3 Year Treasury Index[31]	7.30	4.71	3.29	4.66	5.94	1.69	0.66	10
Inception Date: January 3, 1989

Short Duration Plus Portfolio	-0.15	2.27	1.88	3.80	5.27	1.49	0.13	10
Merrill Lynch 1-3 Year Treasury Index[31]	7.30	4.71	3.29	4.66	5.96	1.69	0.66	10
Inception Date: December 12, 1988

Intermediate Duration Portfolio	4.48	3.40	3.47	4.83	6.67	3.16	0.38	10
Lehman Brothers Aggregate Bond Index[31]	7.12	4.08	3.85	5.68	7.36	3.49	0.59	10
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	4.04	2.81	2.07	2.78	3.15	0.97	-0.91	10
Lehman Brothers 1 Year Municipal Bond Index	4.95	3.49	2.58	3.43	3.83	0.95	-0.21	10
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	4.04	2.97	2.28	3.06	3.40	0.96	-0.59	10
Lehman Brothers 1 Year Municipal Bond Index	4.95	3.49	2.58	3.43	3.83	0.95	-0.21	10
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	4.02	2.89	2.25	2.89	3.22	0.97	-0.77	10
Lehman Brothers 1 Year Municipal Bond Index	4.95	3.49	2.58	3.43	3.83	0.95	-0.21	10
Inception Date: October 3, 1994

California Municipal Portfolio	4.19	2.72	2.60	3.73	4.90	2.82	0.05	10
Lehman Brothers 5 Year GO Municipal Index[30]	5.91	3.36	2.98	4.47	5.52	2.98	0.34	10
Inception Date: August 6, 1990

140	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

	Periods Ending June 30, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Diversified Municipal Portfolio	4.48	2.78	2.68	3.91	5.16	2.77	0.11	10
Lehman Brothers 5 Year GO Municipal Index[30]	5.91	3.36	2.98	4.47	5.63	2.98	0.34	10
Inception Date: January 9, 1989

New York Municipal Portfolio	4.36	2.77	2.70	3.90	5.20	2.87	0.11	10
Lehman Brothers 5 Year GO Municipal Index[30]	5.91	3.36	2.98	4.47	5.63	2.98	0.34	10
Inception Date: January 17, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 18, 2008

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	141

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

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Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National National II* Arizona California Florida Massachusetts Michigan	Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

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Closed-End Funds

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AllianceBernstein Income Fund

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ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund. Prior to December 1, 2008, National II was named Insured National.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

142	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	143

NOTES

144	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IM-0152-0309

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

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ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund, Inc.

By:	/s/ Marilyn Fedak
Marilyn Fedak
President

Date: May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marilyn Fedak
Marilyn Fedak
President

Date: May 29, 2009

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: May 29, 2009

5